UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05088

The AllianceBernstein Portfolios

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo AllianceBernstein L.P. 1345 Avenue of the Americas New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: August 31, 2012

Date of reporting period: August 31, 2012

ITEM 1.	REPORTS TO STOCKHOLDERS.

ANNUAL REPORT

AllianceBernstein

Tax-Managed Wealth Strategies

Wealth Appreciation Strategy

Balanced Wealth Strategy

Conservative Wealth Strategy

August 31, 2012

Annual Report

Investment Products Offered

•	Are Not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the
Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your
AllianceBernstein Investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s website at
www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”)
website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the
Commission’s Public Reference Room in Washington, DC; information on the operation of the Public
Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AllianceBernstein family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the manager of the funds.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

October 22, 2012

Annual Report

This report provides management’s discussion of fund performance for the portfolios of AllianceBernstein Tax-Managed Wealth Strategies (the “Strategies” and individually a “Strategy”) for the annual reporting period ended August 31, 2012.

AllianceBernstein Tax-Managed Wealth Appreciation Strategy

Investment Objective and Policies

AllianceBernstein Tax-Managed Wealth Appreciation Strategy’s investment objective is long-term growth of capital. The Strategy invests in a portfolio of equity securities that is designed as a solution for investors who seek tax-efficient equity returns but also want broad diversification of the related risks across styles, capitalization ranges and geographic regions. In managing the Strategy, AllianceBernstein L.P. (the “Adviser”) efficiently diversifies between growth and value equity investment styles, and between U.S. and non-U.S. markets. Normally, the Strategy targets an equal weighting of growth and value style stocks (50% each), with approximately 60% of each equity style invested in U.S. companies and the remaining 40% in non-U.S. companies. The Adviser will allow the relative weightings of the Strategy’s growth and value components, and U.S. and non-U.S. companies (and the subcomponents defined by capitalization ranges) to change in response to market conditions, but ordinarily only by ±5% of the portfolio. Beyond those ranges, the Adviser will rebalance the portfolio toward the targeted blends. However, under extraordinary circumstances, such as when the Adviser believes that market conditions favoring one investment style are compelling, the range may expand to ±10% of the portfolio.

The Strategy invests approximately 20% of its assets in the AllianceBernstein Pooling Portfolios—AllianceBernstein Volatility Management Portfolio (the “Portfolio”), which is managed by the Adviser. The Portfolio is designed to reduce the overall effect of equity market volatility on the Strategy’s portfolio and the effects of adverse market conditions on its performance. The Portfolio will normally be considered to be part of the Strategy’s equity asset allocation. Under normal market conditions, the Portfolio will invest predominantly in equity securities. If the Adviser determines that the equity markets pose disproportionate risks, the Adviser will reduce the Portfolio’s equity investments and invest in fixed-income securities or other non-equity asset classes to reduce the risks of the Strategy’s investments in equity securities.

The Strategy also may enter into forward commitments, make short sales of securities or maintain a short position, invest in rights or warrants, and may invest in the securities of companies in emerging markets.

Effective January 1, 2012, the Strategy’s secondary benchmark changed to the Morgan Stanley Capital International (“MSCI”) All Country World Index (“ACWI”) ex-U.S. from the MSCI Europe Australasia Far East (“EAFE”) Index. Its composite benchmark changed from 70%

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	1

Standard & Poor’s (“S&P”) 500 Index/30% MSCI EAFE Index to 60% S&P 500 Index/40% MSCI ACWI ex-U.S.

AllianceBernstein Tax-Managed Balanced Wealth Strategy Investment Objective and Policies

AllianceBernstein Tax-Managed Balanced Wealth Strategy’s investment objective is to achieve the highest total return consistent with the Adviser’s determination of reasonable risk. The Strategy invests in a portfolio of equity and debt securities that is designed as a solution for investors who seek a moderate tilt toward tax-efficient equity returns but also want the risk diversification offered by tax-exempt debt securities and the broad diversification of their equity risk across styles, capitalization ranges and geographic regions. In managing the Strategy, the Adviser efficiently diversifies between the debt and equity components to produce the desired risk/return profile of the Strategy. The Strategy targets a weighting of 50% equities and 50% tax-exempt debt securities with a goal of providing moderate upside potential without excessive volatility.

Within the Strategy’s equity component, the targeted blend is an equal weighting of growth and value style stocks (50% each), with approximately 60% of each equity style invested in U.S. companies and the remaining 40% in non-U.S. companies. The Adviser will allow the relative weightings of the Strategy’s debt and equity components, the equity component’s growth and value and U.S. and non-U.S. companies’ weightings (and the equity subcomponents defined by capitalization ranges) to change in response to market conditions, but ordinarily only by ±5% of the portfolio. However, under extraordinary circumstances, such as when market conditions favoring one investment style are compelling, the range may expand to ±10% of the portfolio.

The Strategy invests approximately 15% of its assets in the AllianceBernstein Pooling Portfolios—AllianceBernstein Volatility Management Portfolio (the “Portfolio”), which is managed by the Adviser. The Portfolio is designed to reduce the overall effect of equity market volatility on the Strategy’s portfolio and the effects of adverse market conditions on its performance. The Portfolio will normally be considered to be part of the Strategy’s equity asset allocation. Under normal market conditions, the Portfolio will invest predominantly in equity securities. If the Adviser determines that the equity markets pose disproportionate risks, the Adviser will reduce the Portfolio’s equity investments and invest in fixed-income securities or other non-equity asset classes to reduce the risks of the Strategy’s investments in equity securities.

The Strategy intends to meet the tax requirement for passing municipal bond interest through to Strategy shareholders as tax exempt interest dividends (currently requires that at least 50% of the Strategy’s assets be invested in tax-exempt debt securities). In the event that the Internal Revenue Code or the related rules, regulations and interpretations of the Internal Revenue Service

2	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

should, in the future, change so as to permit the Strategy to pass through tax-exempt dividends when the Strategy invests less than 50% of its assets in tax-exempt debt securities, the targeted blend for the Strategy will become 60% equity securities and 40% debt securities.

With the goal of protecting against inflation risk, the Strategy may (i) allocate approximately 10% of the Strategy’s portfolio from traditional municipal bonds to inflation-protected securities, including inflation-protected municipal securities, (ii) enter into inflation (“CPI”) swap agreements or other types of swap agreements that the Adviser believes offer protection against inflation risk, with a combined notional amount of approximately 10% of the Strategy’s assets, or (iii) use a combination of the foregoing so that approximately 10% of the Strategy’s assets are “inflation-protected”.

The Strategy also may enter into forward commitments, make short sales of securities or maintain a short position, invest in rights and warrants, and invest up to 10% of its total assets in the securities of companies in emerging markets.

Effective January 1, 2012, the Strategy’s primary benchmark changed from the S&P 500 Index to the Barclays Capital (“BC”) 5-Year General Obligation (“GO”) Municipal Bond Index. Its composite benchmark is 50% BC 5-Year GO Municipal Bond Index /50% S&P 500 Index.

AllianceBernstein Tax-Managed Conservative Wealth Strategy Investment Objective and Policies

AllianceBernstein Tax-Managed Conservative Wealth Strategy’s investment objective is to achieve a high total return without, in the opinion of the Adviser, undue risk to principal. The Strategy invests in a portfolio of equity and debt securities that is designed as a solution for investors who seek some opportunity for tax-efficient equity returns if the related risks are broadly diversified and overall portfolio volatility reflects a preponderance of debt securities. The Strategy targets a weighting of 30% equity securities and 70% tax-exempt debt securities with a goal of providing reduced volatility and modest upside potential. In managing the Strategy, the Adviser efficiently diversifies between the debt and equity components to produce the desired risk/return profile of the Strategy. Within the equity component, the Strategy’s targeted blend is an equal weighting of growth and value style stocks (50% each), with approximately 60% of each equity style invested in U.S. companies and the remaining 40% in non-U.S. companies. The Adviser will allow the relative weightings of the Strategy’s debt and equity components, the equity component’s growth and value weightings and U.S. and non-U.S. companies (and the equity subcomponents defined by capitalization ranges) to change in response to market conditions, but ordinarily only by ±5% of the portfolio. However, under extraordinary circumstances, such as when market conditions favoring one investment style are compelling, the range may expand to ±10% of the portfolio.

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	3

The Strategy invests approximately 10% of its assets in the AllianceBernstein Pooling Portfolios—AllianceBernstein Volatility Management Portfolio (the “Portfolio”), which is managed by the Adviser. The Portfolio is designed to reduce the overall effect of equity market volatility on the Strategy’s portfolio and the effects of adverse market conditions on its performance. The Portfolio will normally be considered to be part of the Strategy’s equity asset allocation. Under normal market conditions, the Portfolio will invest predominantly in equity securities. If the Adviser determines that the equity markets pose disproportionate risks, the Adviser will reduce the Portfolio’s equity investments and invest in fixed-income securities or other non-equity asset classes to reduce the risks of the Strategy’s investments in equity securities.

All fixed-income securities held by the Strategy will be of investment grade at the time of purchase. In the event that the rating of any security held by the Strategy falls below investment grade, the Strategy will not be obligated to dispose of such security and may continue to hold the obligation if, in the opinion of the Adviser, such investment is appropriate under the circumstances.

With the goal of protecting against inflation risk, the Strategy may (i) allocate approximately 10% of the Strategy’s portfolio from traditional municipal bonds to inflation-protected securities, including inflation-protected municipal securities, (ii) enter into inflation (“CPI”) swap agreements or other types of swap agreements that the

Adviser believes offer protection against inflation risk, with a combined notional amount of approximately 10% of the Strategy’s assets, or (iii) use a combination of the foregoing so that approximately 10% of the Strategy’s assets are inflation-protected.

The Strategy also may enter into forward commitments, make short sales of securities or maintain a short position, invest in rights or warrants, and invest up to 10% of its total assets in the securities of companies in emerging markets.

Investment Results

The tables on pages 10-15 show performance for each Strategy compared to their respective benchmarks for the six- and 12-month periods ended August 31, 2012. Each Strategy’s composite benchmark is as follows: AllianceBernstein Tax-Managed Wealth Appreciation Strategy, 60% S&P 500 Index/40% MSCI ACWI ex-U.S.; AllianceBernstein Tax-Managed Balanced Wealth Strategy, 50% S&P 500 Index/50% BC 5-Year GO Municipal Bond Index; and AllianceBernstein Tax-Managed Conservative Wealth Strategy, 70% BC 5-Year GO Municipal Bond Index/30% S&P 500 Index.

For the 12-month period ended August 31, 2012, the Strategies all rose in absolute terms. Class A shares of the Tax-Managed Wealth Appreciation Strategy underperformed its primary benchmark, the S&P 500, and Class A shares of the Tax-Managed Balanced Wealth and Tax-Managed Conservative Wealth outperformed their primary benchmark, the BC

4	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

5-Year GO Municipal Bond Index, before sales charges. At the component level, equity sleeves—U.S. Value, Non-U.S. Value and Non-U.S. Growth—trailed their style benchmarks, with non-U.S. Value detracting most heavily from performance, as international equities fell for much of the last 12 months on deteriorating macroeconomic conditions. Inflation-Protection Bonds detracted significantly from the Tax Managed Conservative Wealth Strategy as well. Intermediate-Term Municipal Bonds boosted the performance of the Tax-Managed Balanced Wealth and the Tax-Managed Conservative Wealth Strategies, the latter of which also benefited from holding Short-Term Municipal Bonds.

For the six-month period ended August 31, 2012, all Strategies fell in absolute terms and Class A shares of all Strategies underperformed their primary benchmarks, before sales charges. At the component level, Non-U.S. Growth outperformed in all of the Strategies, while U.S. Value and Non-U.S. Value lagged in all three Strategies. Inflation-Protection Bonds underperformed in Tax-Managed Balanced Wealth and Tax-Managed Conservative Wealth Strategies while Intermediate-Term Municipal Bonds outperformed in Tax-Managed Balanced Wealth and Conservative Wealth Strategies. Short-Term Municipal Bonds outperformed in Tax-Managed Conservative Wealth Strategy.

The Tax-Managed Balanced Wealth Strategy used interest rate swaps for hedging purposes, and this detracted from returns for both periods. The Tax-Managed Conservative Wealth Strategy used interest rates swaps for hedging purposes, and this added to returns for the six-month period and detracted from returns for the 12-month period. All Strategies used futures for hedging purposes, and this added to performance for the six- and 12 month periods; forwards for hedging and investment purposes and this detracted from performance for both the six- and 12-month periods; purchased options for hedging purposes and this detracted from performance for both the six- and 12-month periods; written options for hedging purposes and this added to performance for both the six- and 12-month periods.

Market Review and Investment Strategy

Amid eroding investor confidence, debt overhang continued to weigh on the U.S. and Europe and growth in emerging markets slowed during the 12-month period. In the final months of 2011, encouraging U.S. economic data suggesting that the world’s largest economy may be gaining momentum, coupled with supportive actions by the European Central Bank (“ECB”), ignited a relief rally that carried over into the first three months of 2012. However, the market upturn ended in April on the return of worries that the euro area was teetering on the brink of disintegration due to the possible exit of Greece from the common currency union and Spain’s deepening banking crisis. A rescue plan put forth in June by European political leaders to tentatively address

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	5

the structural imbalances in the euro area, along with a vow made the following month by the head of the ECB to do “whatever it takes” within the institution’s mandate to preserve the beleaguered euro, boosted market sentiment and led to another rally that extended into the end of August.

The Value Team has navigated current market conditions by investing across a wide range of sectors with an eye toward risk control in light of the recent volatility. The large move, together with investors’ focus on macro-economic factors rather than company-specific issues, has created a wide dispersion in valuations. The value components are positioned in stocks that combine low valuation, both absolute and relative to the market, together with high quality as characterized by cash flow and balance sheet strength. Meanwhile, the Growth Team continued to focus on companies they believe have solid, durable growth potential, sustainable competitive advantages and high return on invested capital. The superior longer-term growth of these holdings is bolstered by exposure to powerful long-term secular trends such as the rising affluence and elevated spending habits of the middle-class consumer in developing countries. At the same time, the Growth Team remained underweight in some of what it regards as the riskier areas of the market. These include parts of the financial sector, where the Growth Team believes further fundraising and restructuring are likely to continue to depress share prices. The Growth Team also remains generally underweight in the euro area, where uncertainty over the economic and currency outlooks will likely persist.

The Multi-Asset Solution Team remained focused on a long-term strategy: combining low correlation asset classes, blending growth and value investment styles, globalizing its holdings and ensuring the Strategies are aligned with their strategic asset allocation targets over time through a disciplined rebalancing process.

6	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

The municipal components may purchase municipal securities that are insured under policies issued by certain insurance companies. Historically, insured municipal securities typically received a higher credit rating, which meant that the issuer of the securities paid a lower interest rate. As a result of declines in the credit quality and associated downgrades of most fund insurers, insurance has less value than it did in the past. The market now values insured municipal securities primarily based on the credit quality of the issuer of the security with little value given to the insurance feature. In purchasing such insured securities, the Adviser evaluates the risk and return of municipal securities through its own research. If an insurance company’s rating is downgraded or the company becomes insolvent, the prices of municipal securities insured by the insurance company may decline. As of August 31, 2012, the Strategies’ percentages of total investments in insured bonds and in insured bonds that have been prerefunded are as follows:

Portfolio	Insured Bonds*	Prerefunded/ ETM** Bonds
Tax- Managed Balanced Wealth Strategy	26.7%	7.6%
Tax- Managed Conservative Wealth Strategy	16.1%	13.0%

*	Breakdowns expressed as a percentage of investments in municipal bonds.
**	Escrowed to maturity.

The Municipal Bond Investment Team believes that downgrades in insurance company ratings or insurance company insolvencies present limited risk to the Strategies. The municipal components generally invest in investment-grade, as the underlying credit quality of the insured municipal securities reduces the risk of a significant reduction in the value of the insured municipal security.

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	7

DISCLOSURES AND RISKS

Benchmark Disclosure

The unmanaged S&P 500® Index, the unmanaged MSCI ACWI ex-U.S., and the unmanaged BC 5-Year GO Municipal Bond Index do not reflect fees and expenses associated with the active management of a mutual fund portfolio. The S&P 500 Index includes 500 U.S. stocks and is a common representation of the performance of the overall U.S. stock market. The BC 5-Year GO Municipal Bond Index represents the performance of long-term, investment-grade tax-exempt bonds with maturities ranging from four to six years. The MSCI ACWI ex-U.S. (free float-adjusted, market capitalization weighted) represents the equity market performance of developed and emerging markets, excluding the United States. Net returns include the reinvestment of dividends after deduction of non-U.S. withholding tax; gross returns include reinvestment of dividends prior to such deduction. MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Strategies.

A Word About Risk

The Strategies may employ strategies that take into account the tax impact of buy and sell decisions on the Strategies’ shareholders. While the Strategies seek to maximize after-tax returns, there can be no assurance that the strategies will be effective, and the use of these strategies may affect the gross returns of the Strategies. The Strategies may not be suitable for tax-advantaged accounts, such as qualified retirement plans. The Strategies allocate their investments among multiple asset classes which will include U.S. and foreign securities. AllianceBernstein Tax-Managed Balanced Wealth Strategy and AllianceBernstein Tax-Managed Conservative Wealth Strategy will include both equity and fixed-income securities.

Market Risk: The value of the Strategies’ assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as growth or value, may be underperforming the stock market generally.

Foreign (Non-U.S.) Risk: The Strategies’ investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors. These risks may be heightened if the Strategy invests in securities of emerging market countries.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Strategy’s investments or reduce its returns.

Capitalization Risk: Investments in small- and mid-capitalization companies may be more volatile than investments in large-cap companies. Investments in small-cap companies may have additional risks because these companies have limited product lines, markets, or financial resources.

Allocation Risk: The allocation of investments among different investment styles, such as equity or debt, growth or value, or U.S. or non-U.S. securities, may have a more significant effect on the Strategy’s net asset value when one of these investments is performing more poorly than another.

Interest Rate Risk: (Tax-Managed Balanced Wealth and Tax-Managed Conservative Wealth Strategies) Changes in interest rates will affect the value of the Strategies’ investments in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tend to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations. Investments in fixed-

(Disclosures, Risks and Note about Historical Performance continued on next page)

8	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Disclosures and Risks

DISCLOSURES AND RISKS

(continued from previous page)

income securities with lower credit ratings (“junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

Credit Risk: (Tax-Managed Balanced Wealth and Tax-Managed Conservative Wealth Strategies) An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Below Investment Grade Securities Risk: (Tax-Managed Balanced Wealth Strategy) Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. Their securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the junk bond market generally and less secondary market liquidity.

Municipal Market Risk: (Tax-Managed Balanced Wealth and Tax-Managed Conservative Wealth Strategies) This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Strategies’ investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. Recent adverse economic conditions have not affected the Strategies’ investments or performance. To the extent that the Strategies invest more of their assets in a particular state’s municipal securities, the Strategies may be vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism and catastrophic natural disasters, such as hurricanes or earthquakes. The Strategies’ investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

Derivatives Risk: (Tax-Managed Balanced Wealth and Tax-Managed Conservative Wealth Strategies) Investments in derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Strategies and may be subject to counterparty risk to a greater degree than more traditional investments.

These risks are fully discussed in the Strategies’ prospectus.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Strategies will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

All fees and expenses related to the operation of the Strategies have been deducted. Net asset value (“NAV”) returns do not reflect sales charges; if sales charges were reflected, the Strategies’ quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4); a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

(Disclosures, Risks and Note about Historical Performance continued on next page)

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	9

Disclosures and Risks

TAX-MANAGED WEALTH APPRECIATION STRATEGY

HISTORICAL PERFORMANCE

THE STRATEGY VS. ITS BENCHMARKS PERIODS ENDED AUGUST 31, 2012	NAV Returns
	6 Months	12 Months
AllianceBernstein Tax-Managed Wealth Appreciation Strategy*
Class A	-3.26%	5.76%

Class B**	-3.56%	5.08%

Class C	-3.55%	5.09%

Advisor Class†	-3.17%	6.04%

Primary Benchmark: S&P 500 Index	4.14%	18.00%

Secondary Benchmark: MSCI ACWI ex-U.S.	-5.66%	-1.92%

Composite Benchmark: 60% S&P 500 Index /40% MSCI ACWI ex-U.S.	0.17%	9.74%

*    Includes the impact of proceeds received and credited to the Strategy resulting from class action settlements, which enhanced the performance of all share classes of the Strategy for six- and 12- month periods ended August 31, 2012 by 0.01%.

**  Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. See Note A for additional information.

†     Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.

See Disclosures, Risks and Note about Historical Performance on pages 8-9.

(Historical Performance continued on next page)

10	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Historical Performance

TAX-MANAGED WEALTH APPRECIATION STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

GROWTH OF A $10,000 INVESTMENT IN THE STRATEGY

9/2/03* TO 8/31/12

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Tax-Managed Wealth Appreciation Strategy Class A shares (from 9/2/03* to 8/31/12) as compared to the performance of the Strategy’s individual benchmarks, in addition to the composite benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Strategy and assumes the reinvestment of dividends and capital gains distributions.

*	Inception date: 9/2/03.

See Disclosures, Risks and Note about Historical Performance on pages 8-9.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	11

Historical Performance

TAX-MANAGED BALANCED WEALTH STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

THE STRATEGY VS. ITS BENCHMARKS PERIODS ENDED AUGUST 31, 2012	NAV Returns
	6 Months	12 Months
AllianceBernstein Tax-Managed Balanced Wealth Strategy*
Class A	-1.00%	5.26%

Class B**	-1.44%	4.49%

Class C	-1.37%	4.48%

Advisor Class†	-0.93%	5.58%

Primary Benchmark: BC 5-Year GO Municipal Bond Index	0.88%	3.35%

Secondary Benchmark: S&P 500 Index	4.14%	18.00%

Composite Benchmark: 50% BC 5-Year GO Municipal Bond Index/50% S&P 500 Index	2.61%	10.82%

*    Includes the impact of proceeds received and credited to the Strategy resulting from class action settlements, which enhanced the performance of all share classes of the Strategy for six- and 12- month periods ended August 31, 2012 by 0.02%.

**  Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. See Note A for additional information.

†      Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.

See Disclosures, Risks and Note about Historical Performance on pages 8-9.

(Historical Performance continued on next page)

12	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Historical Performance

TAX-MANAGED BALANCED WEALTH STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

GROWTH OF A $10,000 INVESTMENT IN THE STRATEGY

8/31/02 TO 8/31/12

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Tax-Managed Balanced Wealth Strategy Class A shares (from 8/31/02 to 8/31/12) as compared to the performance of the Strategy’s individual benchmarks, in addition to the composite benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Strategy and assumes the reinvestment of dividends and capital gains distributions.

See Disclosures, Risks and Note about Historical Performance on pages 8-9.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	13

Historical Performance

TAX-MANAGED CONSERVATIVE WEALTH STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

THE STRATEGY VS. ITS BENCHMARKS PERIODS ENDED AUGUST 31, 2012	NAV Returns
	6 Months	12 Months

AllianceBernstein Tax-Managed Conservative Wealth Strategy*

Class A	-0.53%	3.72%

Class B**	-0.89%	2.93%

Class C	-0.89%	3.02%

Advisor Class†	-0.38%	4.04%

Primary Benchmark: BC 5-Year GO Municipal Bond Index	0.88%	3.35%

Secondary Benchmark: S&P 500 Index	4.14%	18.00%

Composite Benchmark: 70% BC 5-Year GO Municipal Bond Index/30% S&P 500 Index	1.94%	7.86%

*    Includes the impact of proceeds received and credited to the Strategy resulting from class action settlements, which enhanced the performance of all share classes of the Strategy for six- and 12-month periods ended August 31, 2012 by 0.01%.

**  Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. See Note A for additional information.

†      Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.

See Disclosures, Risks and Note about Historical Performance on pages 8-9.

(Historical Performance continued on next page)

14	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Historical Performance

TAX-MANAGED CONSERVATIVE WEALTH STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

GROWTH OF A $10,000 INVESTMENT IN THE STRATEGY 8/31/02 TO 8/31/12

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Tax-Managed Conservative Wealth Strategy Class A shares (from 8/31/02 to 8/31/12) as compared to the performance of the Strategy’s individual benchmarks, in addition to the composite benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Strategy and assumes the reinvestment of dividends and capital gains distributions.

See Disclosures, Risks and Note about Historical Performance on pages 8-9.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	15

Historical Performance

TAX-MANAGED WEALTH APPRECIATION STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF AUGUST 31, 2012
	NAV Returns	SEC Returns

Class A Shares
1 Year	5.76%	1.30%
5 Years	-4.13%	-4.97%
Since Inception*	3.11%	2.62%

Class B Shares
1 Year	5.08%	1.08%
5 Years	-4.84%	-4.84%
Since Inception*(a)	2.45%	2.45%

Class C Shares
1 Year	5.09%	4.09%
5 Years	-4.81%	-4.81%
Since Inception*	2.40%	2.40%

Advisor Class Shares†
1 Year	6.04%	6.04%
5 Years	-3.87%	-3.87%
Since Inception*	3.42%	3.42%

The Strategy’s current prospectus fee table shows the Strategy’s total annual operating expense ratios as 1.05%, 1.81%, 1.78% and 0.77% for Class A, Class B, Class C and Advisor Class shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

*	Inception date: 9/2/03.

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

†

This share class is offered at NAV to eligible investors and its SEC returns are the same as the NAV returns. Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategies. The inception date for this share class is listed above.

See Disclosures, Risks and Note about Historical Performance on pages 8-9.

(Historical Performance continued on next page)

16	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Historical Performance

TAX-MANAGED WEALTH APPRECIATION STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2012)
SEC Returns

Class A Shares
1 Year	14.99%
5 Years	-5.33%
Since Inception*	2.90%

Class B Shares
1 Year	15.23%
5 Years	-5.22%
Since Inception*(a)	2.73%

Class C Shares
1 Year	18.33%
5 Years	-5.20%
Since Inception*	2.66%

Advisor Class Shares†
1 Year	20.49%
5 Years	-4.26%
Since Inception*	3.69%

*	Inception date: 9/2/03.

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

†

Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategies. The inception date for this share class is listed above.

See Disclosures, Risks and Note about Historical Performance on pages 8-9.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	17

Historical Performance

TAX-MANAGED WEALTH APPRECIATION STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

RETURNS AFTER TAXES ON DISTRIBUTIONS AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2012)
Returns

Class A Shares
1 Year	14.76%
5 Years	-5.57%
Since Inception*	2.72%

Class B Shares
1 Year	15.16%
5 Years	-5.35%
Since Inception*(a)	2.61%

Class C Shares
1 Year	18.25%
5 Years	-5.33%
Since Inception*	2.56%

Advisor Class Shares†
1 Year	20.18%
5 Years	-4.55%
Since Inception*	3.47%

RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2012)

Class A Shares
1 Year	10.00%
5 Years	-4.45%
Since Inception*	2.50%

Class B Shares
1 Year	9.98%
5 Years	-4.35%
Since Inception*(a)	2.36%

Class C Shares
1 Year	12.01%
5 Years	-4.33%
Since Inception*	2.30%

Advisor Class Shares†
1 Year	13.66%
5 Years	-3.58%
Since Inception*	3.19%

*	Inception date: 9/2/03.

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

†

Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategies. The inception date for this share class is listed above.

See Disclosures, Risks and Note about Historical Performance on pages 8-9.

(Historical Performance continued on next page)

18	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Historical Performance

TAX-MANAGED BALANCED WEALTH STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF AUGUST 31, 2012
	NAV Returns	SEC Returns

Class A Shares
1 Year	5.26%	0.76%
5 Years	1.06%	0.19%
10 Years	4.30%	3.85%

Class B Shares
1 Year	4.49%	0.49%
5 Years	0.31%	0.31%
10 Years(a)	3.70%	3.70%

Class C Shares
1 Year	4.48%	3.48%
5 Years	0.34%	0.34%
10 Years	3.56%	3.56%

Advisor Class Shares†
1 Year	5.58%	5.58%
5 Years	1.34%	1.34%
Since Inception*	4.18%	4.18%

The Strategy’s current prospectus fee table shows the Strategy’s total annual operating expense ratios as 1.17%, 1.89%, 1.87% and 0.87% for Class A, Class B, Class C and Advisor Class shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

†	This share class is offered at NAV to eligible investors and its SEC returns are the same as the NAV returns. Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategies. The inception date for this share class is listed below.

*	Inception date: 9/2/03.

Until 9/2/03 this Strategy was managed using a different investment strategy. Most notably the Strategy was not tax-managed. As a result, the long-term returns shown are not reflective of returns that would have occurred using the Strategies’ current tax-managed strategy. In all likelihood, returns would have been lower than those shown if the Strategy had been using a tax-managed strategy.

See Disclosures, Risks and Note about Historical Performance on pages 8-9.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	19

Historical Performance

TAX-MANAGED BALANCED WEALTH STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2012)
SEC Returns

Class A Shares
1 Year	6.77%
5 Years	-0.07%
10 Years	4.71%

Class B Shares
1 Year	6.76%
5 Years	0.06%
10 Years(a)	4.57%

Class C Shares
1 Year	9.74%
5 Years	0.08%
10 Years	4.43%

Advisor Class Shares†
1 Year	11.81%
5 Years	1.09%
Since Inception*	4.30%

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

†	Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategies. The inception date for this share class is listed below.

*	Inception date: 9/2/03.

See Disclosures, Risks and Note about Historical Performance on pages 8-9.

(Historical Performance continued on next page)

20	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Historical Performance

TAX-MANAGED BALANCED WEALTH STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

RETURNS AFTER TAXES ON DISTRIBUTIONS AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2012)
Returns

Class A Shares
1 Year	6.21%
5 Years	-0.27%
10 Years	4.52%

Class B Shares
1 Year	6.49%
5 Years	-0.05%
10 Years(a)	4.45%

Class C Shares
1 Year	9.42%
5 Years	-0.03%
10 Years	4.34%

Advisor Class Shares†
1 Year	11.10%
5 Years	0.86%
Since Inception*	4.13%

RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2012)
Class A Shares
1 Year	4.45%
5 Years	0.00%
10 Years	4.16%

Class B Shares
1 Year	4.45%
5 Years	0.11%
10 Years(a)	4.02%

Class C Shares
1 Year	6.38%
5 Years	0.12%
10 Years	3.91%

Advisor Class Shares†
1 Year	7.73%
5 Years	1.00%
Since Inception*	3.84%
(a)	Assumes conversion of Class B shares into Class A shares after eight years.

†	Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategies. The inception date for this share class is listed below.

*	Inception date: 9/2/03.

See Disclosures, Risks and Note about Historical Performance on pages 8-9.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	21

Historical Performance

TAX-MANAGED CONSERVATIVE WEALTH STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF AUGUST 31, 2012
	NAV Returns	SEC Returns

Class A Shares
1 Year	3.72%	-0.72%
5 Years	1.51%	0.62%
10 Years	3.33%	2.88%

Class B Shares
1 Year	2.93%	-1.07%
5 Years	0.77%	0.77%
10 Years(a)	2.75%	2.75%

Class C Shares
1 Year	3.02%	2.02%
5 Years	0.79%	0.79%
10 Years	2.61%	2.61%

Advisor Class Shares†
1 Year	4.04%	4.04%
5 Years	1.81%	1.81%
Since Inception*	3.42%	3.42%

The Strategy’s current prospectus fee table shows the Strategy’s total annual operating expense ratios as 1.35%, 2.07%, 2.05% and 1.05% for Class A, Class B and Class C and Advisor Class shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Strategies’ annual operating expense ratios to 1.20%, 1.90%, 1.90% and 0.90% for Class A, Class B, Class C and Advisor Class, respectively. These waivers/reimbursements extend through the Strategies’ current fiscal year and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

†	This share class is offered at NAV to eligible investors and its SEC returns are the same as the NAV returns. Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategies. The inception date for this share class is listed below.

*	Inception date: 9/2/03.

Until 9/2/03 this Strategy was managed using a different investment strategy. Most notably the Strategy was not tax-managed. As a result, the long-term Returns shown are not reflective of returns that would have occurred using the Strategies’ current tax-managed strategy. In all likelihood, returns would have been lower than those shown if the Strategy had been using a tax-managed strategy.

See Disclosures, Risks and Note about Historical Performance on pages 8-9.

(Historical Performance continued on next page)

22	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Historical Performance

TAX-MANAGED CONSERVATIVE WEALTH STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2012)
SEC Returns

Class A Shares
1 Year	3.21%
5 Years	0.42%
10 Years	3.19%

Class B Shares
1 Year	2.97%
5 Years	0.57%
10 Years(a)	3.04%

Class C Shares
1 Year	5.96%
5 Years	0.59%
10 Years	2.90%

Advisor Class Shares†
1 Year	8.12%
5 Years	1.61%
Since Inception*	3.50%

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

†	Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategies. The inception date for this share class is listed below.

*	Inception date: 9/2/03.

See Disclosures, Risks and Note about Historical Performance on pages 8-9.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	23

Historical Performance

TAX-MANAGED CONSERVATIVE WEALTH STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

RETURNS AFTER TAXES ON DISTRIBUTIONS AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2012)
Returns

Class A Shares
1 Year	2.82%
5 Years	0.17%
10 Years	2.94%

Class B Shares
1 Year	2.88%
5 Years	0.41%
10 Years(a)	2.84%

Class C Shares
1 Year	5.84%
5 Years	0.43%
10 Years	2.74%

Advisor Class Shares†
1 Year	7.59%
5 Years	1.33%
Since Inception*	3.29%

RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2012)

Class A Shares
1 Year	2.15%
5 Years	0.46%
10 Years	2.82%

Class B Shares
1 Year	1.99%
5 Years	0.57%
10 Years(a)	2.66%

Class C Shares
1 Year	3.94%
5 Years	0.58%
10 Years	2.55%

Advisor Class Shares†
1 Year	5.34%
5 Years	1.49%
Since Inception*	3.16%

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

†	Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategies. The inception date for this share class is listed below.

*	Inception date: 9/2/03.

See Disclosures, Risks and Note about Historical Performance on pages 8-9.

24	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Historical Performance

FUND EXPENSES

(unaudited)

As a shareholder of the Strategy, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Strategy expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Strategy and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Strategy’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Strategy’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Strategy and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Tax-Managed Wealth Appreciation Strategy

	Beginning Account Value March 1, 2012	Ending Account Value August 31, 2012	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$967.40	$5.34	1.08%
Hypothetical**	$1,000	$1,019.71	$5.48	1.08%
Class B
Actual	$1,000	$964.40	$8.99	1.82%
Hypothetical**	$1,000	$1,015.99	$9.22	1.82%
Class C
Actual	$1,000	$964.50	$8.84	1.79%
Hypothetical**	$1,000	$1,016.14	$9.07	1.79%
Advisor Class
Actual	$1,000	$968.30	$3.86	0.78%
Hypothetical**	$1,000	$1,021.22	$3.96	0.78%

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	25

Fund Expenses

FUND EXPENSES

(unaudited)

(continued from previous page)

Tax-Managed Balanced Wealth Strategy

	Beginning Account Value March 1, 2012	Ending Account Value August 31, 2012	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$990.00	$5.90	1.18%
Hypothetical**	$1,000	$1,019.20	$5.99	1.18%
Class B
Actual	$1,000	$985.60	$9.53	1.91%
Hypothetical**	$1,000	$1,015.53	$9.68	1.91%
Class C
Actual	$1,000	$986.30	$9.44	1.89%
Hypothetical**	$1,000	$1,015.63	$9.58	1.89%
Advisor Class
Actual	$1,000	$990.70	$4.45	0.89%
Hypothetical**	$1,000	$1,020.66	$4.52	0.89%

Tax-Managed Conservative Wealth Strategy

	Beginning Account Value March 1, 2012	Ending Account Value August 31, 2012	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$994.70	$6.02	1.20%
Hypothetical**	$1,000	$1,019.10	$6.09	1.20%
Class B
Actual	$1,000	$991.10	$9.51	1.90%
Hypothetical**	$1,000	$1,015.58	$9.63	1.90%
Class C
Actual	$1,000	$991.10	$9.51	1.90%
Hypothetical**	$1,000	$1,015.58	$9.63	1.90%
Advisor Class
Actual	$1,000	$996.20	$4.52	0.90%
Hypothetical**	$1,000	$1,020.61	$4.57	0.90%
*	Expenses are equal to the classes’ annualized expense ratios multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

**	Assumes 5% return before expenses.

26	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Fund Expenses

TAX-MANAGED WEALTH APPRECIATION STRATEGY

PORTFOLIO SUMMARY

August 31, 2012 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $608.9

*	All data are as of August 31, 2012. The Strategy’s security type and sector breakdowns are expressed as a percentage of total investments and may vary over time. The Strategy also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Strategy’s prospectus.

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	27

Portfolio Summary

TAX-MANAGED BALANCED WEALTH STRATEGY

PORTFOLIO SUMMARY

August 31, 2012 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($Mil): $167.7

*	All data are as of August 31, 2012. The Strategy’s security type and sector breakdown are expressed as a percentage of total investments and may vary over time. The Strategy also enters into derivative transactions, which may be used for hedging or investment purposes (See “Portfolio of Investments” section of the report for additional details).

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Strategy’s prospectus.

28	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Portfolio Summary

TAX-MANAGED BALANCED WEALTH STRATEGY

PORTFOLIO SUMMARY

August 31, 2012 (unaudited)

*	All data are as of August 31, 2012. The Strategy’s quality rating distribution is expressed as a percentage of the Strategy’s total investments in municipal securities and may vary over time. The quality ratings are determined by using the Standard & Poor’s Ratings Services (“S&P”), Moody’s Investors Services, Inc. (“Moody’s”) and Fitch Ratings, Ltd. (“Fitch”). These ratings are a measure of the quality and safety of a bond or portfolio, based on the issuer’s financial condition. AAA is the highest (best) and D is the lowest (worst). If applicable, the pre-refunded category includes bonds which are secured by US Government Securities and therefore are deemed high-quality investment grade by the Adviser. If applicable, Not Applicable (N/A) includes non credit worthy investment; such as, equities, currency contracts, futures and options. If applicable, the Not Rated category includes bonds that are not rated by a Nationally Recognized Statistical Rating Organization.

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	29

Portfolio Summary

TAX-MANAGED CONSERVATIVE WEALTH STRATEGY

PORTFOLIO SUMMARY

August 31, 2012 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $73.2

*	All data are as of August 31, 2012. The Strategy’s security type and sector breakdowns are expressed as a percentage of total investments and may vary over time. The Strategy also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Strategy’s prospectus.

30	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Portfolio Summary

TAX-MANAGED CONSERVATIVE WEALTH STRATEGY

PORTFOLIO SUMMARY

August 31, 2012 (unaudited)

(continued from previous page)

*	All data are as of August 31, 2012. The Strategy’s quality rating distribution is expressed as a percentage of the Strategy’s total investments in municipal securities and may vary over time. The quality ratings are determined by using the Standard & Poor’s Ratings Services (“S&P”), Moody’s Investors Services, Inc.(“Moody’s”) and Fitch Ratings, Ltd.(“Fitch”). These ratings are a measure of the quality and safety of a bond or portfolio, based on the issuer’s financial condition, AAA is the highest (best) and D is the lowest (worst). If applicable, the pre-refunded category includes bonds which are secured by US Government Securities and therefore are deemed high-quality investment grade by the Adviser. If applicable, Not Applicable (N/A) includes non credit worthy investments; such as, equities, currency contracts, futures and options. If applicable, the Not Rated category includes bonds that are not rated by a Nationally Recognized Statistical Rating Organization.

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	31

Portfolio Summary

TAX-MANAGED WEALTH APPRECIATION

PORTFOLIO OF INVESTMENTS

August 31, 2012

Company	Shares	U.S. $ Value

COMMON STOCKS – 78.6%
Information Technology – 13.5%
Communications Equipment – 1.2%
Cisco Systems, Inc.	153,900	$2,936,412
F5 Networks, Inc.(a)	21,860	2,131,132
Motorola Solutions, Inc.	6,900	328,854
QUALCOMM, Inc.	27,785	1,707,666

		7,104,064

Computers & Peripherals – 2.9%
Apple, Inc.	18,850	12,539,774
Dell, Inc.(a)	31,500	333,585
EMC Corp./MA(a)	46,772	1,229,636
Fujitsu Ltd.	212,000	866,978
Hewlett-Packard Co.	136,100	2,297,368
Wistron Corp.	350,700	393,959

		17,661,300

Electronic Equipment, Instruments & Components – 0.4%
AU Optronics Corp.(a)	1,927,660	592,040
Hon Hai Precision Industry Co., Ltd.	131,000	372,885
LG Display Co., Ltd.(a)	65,690	1,521,937

		2,486,862

Internet Software & Services – 2.3%
Baidu, Inc. (Sponsored ADR)(a)	17,480	1,947,971
eBay, Inc.(a)	52,004	2,468,630
Google, Inc. – Class A(a)	9,650	6,611,118
LinkedIn Corp.(a)	7,770	833,721
MercadoLibre, Inc.	2,830	225,211
Rackspace Hosting, Inc.(a)	19,170	1,149,817
Telecity Group PLC	71,454	986,749

		14,223,217

IT Services – 1.4%
Cognizant Technology Solutions Corp. – Class A(a)	61,050	3,924,294
Tata Consultancy Services Ltd.	68,630	1,657,231
Visa, Inc. – Class A	22,500	2,885,625

		8,467,150

Office Electronics – 0.0%
Konica Minolta Holdings, Inc.	37,000	275,666

Semiconductors & Semiconductor Equipment – 2.7%
Advanced Semiconductor Engineering, Inc.	1,025,128	771,743
Applied Materials, Inc.	149,000	1,741,810
Broadcom Corp. – Class A(a)	29,784	1,058,226
GCL-Poly Energy Holdings Ltd.	3,354,000	517,734

32	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Tax-Managed Wealth Appreciation—Portfolio of Investments

Company	Shares	U.S. $ Value

Intel Corp.	108,600	$2,696,538
Lam Research Corp.(a)	25,400	866,902
Micron Technology, Inc.(a)	196,900	1,222,749
Samsung Electronics Co., Ltd.	950	1,036,718
Samsung Electronics Co., Ltd. (Preference Shares)	5,281	3,407,499
SK Hynix, Inc.(a)	52,010	977,067
Sumco Corp.(a)	48,300	366,641
Tokyo Electron Ltd.	13,300	628,332
Xilinx, Inc.	29,440	998,310

		16,290,269

Software – 2.6%
ANSYS, Inc.(a)	34,032	2,372,030
CA, Inc.	8,500	221,255
Citrix Systems, Inc.(a)	47,670	3,703,482
Intuit, Inc.	33,740	1,975,140
Nintendo Co., Ltd.	3,200	360,923
Oracle Corp.	82,150	2,600,048
Red Hat, Inc.(a)	32,580	1,825,783
TIBCO Software, Inc.(a)	83,101	2,486,382

		15,545,043

		82,053,571

Financials – 13.1%
Capital Markets – 1.8%
Affiliated Managers Group, Inc.(a)	12,630	1,485,541
Blackstone Group LP	95,256	1,285,003
Credit Suisse Group AG(a)	57,280	1,103,758
Deutsche Bank AG	21,330	756,133
Goldman Sachs Group, Inc. (The)	3,600	380,592
Legg Mason, Inc.	8,600	211,388
Macquarie Group Ltd.	49,290	1,377,179
Morgan Stanley	84,000	1,260,000
State Street Corp.	28,300	1,177,280
UBS AG(a)	171,799	1,916,829

		10,953,703

Commercial Banks – 4.8%
Banco Bilbao Vizcaya Argentaria SA	146,140	1,111,649
Banco do Brasil SA	126,000	1,438,829
Banco do Estado do Rio Grande do Sul SA (Preference Shares)	29,800	242,963
Banco Santander Brasil SA/Brazil (ADR)	132,870	1,007,154
Banco Santander SA	165,538	1,177,941
Bank of Montreal	12,290	718,387
BB&T Corp.	16,159	509,655
BNP Paribas SA	26,571	1,149,996
CIT Group, Inc.(a)	66,600	2,514,816
HDFC Bank Ltd.	50,930	545,059
HSBC Holdings PLC	387,894	3,379,057

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	33

Tax-Managed Wealth Appreciation—Portfolio of Investments

Company	Shares	U.S. $ Value

Intesa Sanpaolo SpA	598,140	$937,317
Itau Unibanco Holding SA (ADR)	53,570	846,942
KB Financial Group, Inc.	45,470	1,478,114
KeyCorp	21,900	184,617
Lloyds Banking Group PLC(a)	1,407,820	742,929
Mitsubishi UFJ Financial Group, Inc.	274,900	1,256,622
National Australia Bank Ltd.	51,000	1,335,148
PNC Financial Services Group, Inc.	7,100	441,336
Regions Financial Corp.	29,000	201,840
Sberbank of Russia (Sponsored ADR)	38,929	449,241
Societe Generale SA(a)	45,954	1,211,474
Sumitomo Mitsui Financial Group, Inc.	27,700	862,740
Turkiye Vakiflar Bankasi Tao – Class D	373,026	844,472
Wells Fargo & Co.	141,300	4,808,439
Westpac Banking Corp.	3,184	81,825

		29,478,562

Consumer Finance – 0.3%
Discover Financial Services	11,000	426,030
Shriram Transport Finance Co., Ltd.	116,118	1,329,418

		1,755,448

Diversified Financial Services – 2.7%
Bank of America Corp.	234,800	1,876,052
Citigroup, Inc.	138,000	4,099,980
IG Group Holdings PLC	158,904	1,085,613
ING Groep NV(a)	182,943	1,394,799
IntercontinentalExchange, Inc.(a)	22,725	3,106,507
JPMorgan Chase & Co.	77,400	2,874,636
Leucadia National Corp.	20,500	438,290
Moody’s Corp.	18,200	720,720
ORIX Corp.	6,940	645,770
Resolution Ltd.	34,736	119,277

		16,361,644

Insurance – 2.4%
Admiral Group PLC	113,400	2,133,715
Aegon NV	130,539	670,074
AIA Group Ltd.	820,600	2,836,154
Allianz SE	6,350	695,229
Aviva PLC	96,480	500,046
Berkshire Hathaway, Inc.(a)	10,700	902,438
Chubb Corp. (The)	8,900	657,621
Lancashire Holdings Ltd.	126,326	1,606,031
Prudential PLC	154,780	1,933,487
Reinsurance Group of America, Inc. – Class A	15,800	928,092
Suncorp Group Ltd.	74,012	705,691
Travelers Cos., Inc. (The)	8,900	576,186
XL Group PLC	10,100	233,512

		14,378,276

34	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Tax-Managed Wealth Appreciation—Portfolio of Investments

Company	Shares	U.S. $ Value

Real Estate Management & Development – 0.8%
CBRE Group, Inc.(a)	40,936	$708,602
Daito Trust Construction Co., Ltd.	5,600	548,324
Evergrande Real Estate Group Ltd.	935,000	360,218
Hang Lung Properties Ltd.	807,000	2,759,814
New World Development Co., Ltd.	322,252	402,762

		4,779,720

Thrifts & Mortgage Finance – 0.3%
Housing Development Finance Corp.	136,560	1,797,707

		79,505,060

Consumer Discretionary – 13.0%
Auto Components – 1.0%
Bharat Forge Ltd.	9,840	49,443
Cie Generale des Etablissements Michelin – Class B	15,130	1,082,866
GKN PLC	207,680	704,189
Lear Corp.	28,000	1,087,240
Magna International, Inc. (New York) – Class A	11,800	510,468
Magna International, Inc. (Toronto) – Class A	16,630	717,667
NGK Spark Plug Co., Ltd.	25,000	271,016
TRW Automotive Holdings Corp.(a)	19,600	856,716
Valeo SA	15,640	738,073

		6,017,678

Automobiles – 1.7%
Bayerische Motoren Werke AG	8,750	632,769
Dongfeng Motor Group Co., Ltd. – Class H	440,000	573,997
Ford Motor Co.	78,600	734,124
General Motors Co.(a)	83,900	1,791,265
Harley-Davidson, Inc.	22,901	960,926
Honda Motor Co., Ltd.	28,800	917,577
Kia Motors Corp.	5,890	386,197
Mazda Motor Corp.(a)	552,000	666,507
Nissan Motor Co., Ltd.	156,000	1,462,970
Renault SA	14,890	694,416
Volkswagen AG (Preference Shares)	7,960	1,401,930

		10,222,678

Distributors – 0.5%
Imperial Holdings Ltd.	19,048	462,264
Li & Fung Ltd.	1,688,000	2,749,188

		3,211,452

Diversified Consumer Services – 0.5%
Anhanguera Educacional Participacoes SA	58,600	872,115
Apollo Group, Inc. – Class A(a)	34,700	931,695
Estacio Participacoes SA	93,600	1,452,485

		3,256,295

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	35

Tax-Managed Wealth Appreciation—Portfolio of Investments

Company	Shares	U.S. $ Value

Hotels, Restaurants & Leisure – 1.8%
Ajisen China Holdings Ltd.	1,009,000	$625,036
Chipotle Mexican Grill, Inc. – Class A(a)	7,720	2,228,301
Las Vegas Sands Corp.	26,590	1,127,150
MGM Resorts International(a)	142,200	1,402,092
Sands China Ltd.	759,600	2,704,607
Sodexo	12,080	954,375
Starbucks Corp.	34,530	1,713,033

		10,754,594

Household Durables – 0.5%
MRV Engenharia e Participacoes SA	220,600	1,280,195
Newell Rubbermaid, Inc.	67,000	1,201,310
NVR, Inc.(a)	725	600,431
Sony Corp.	25,900	293,372

		3,375,308

Internet & Catalog Retail – 0.3%
priceline.com, Inc.(a)	3,080	1,862,076

Leisure Equipment & Products – 0.1%
Namco Bandai Holdings, Inc.	20,000	317,127

Media – 3.3%
CBS Corp. – Class B	41,100	1,493,574
Comcast Corp. – Class A	78,470	2,631,099
DIRECTV(a)	24,900	1,297,041
Discovery Communications, Inc. – Class A(a)	20,262	1,111,168
Fairfax Media Ltd.	202,800	88,624
Focus Media Holding Ltd. (ADR)	57,630	1,386,002
Gannett Co., Inc.	54,500	831,670
Informa PLC	48,200	310,853
McGraw-Hill Cos., Inc. (The)	19,900	1,018,880
News Corp. – Class A	52,400	1,225,636
Time Warner Cable, Inc. – Class A	16,900	1,501,058
Viacom, Inc. – Class B	25,700	1,285,257
Walt Disney Co. (The)	118,925	5,883,220

		20,064,082

Multiline Retail – 0.7%
Dollar General Corp.(a)	26,644	1,360,709
Golden Eagle Retail Group Ltd.	682,000	1,261,191
Macy’s, Inc.	36,000	1,451,160

		4,073,060

Specialty Retail – 1.5%
Belle International Holdings Ltd.	991,000	1,792,659
GameStop Corp. – Class A	20,700	394,956
Home Depot, Inc. (The)	14,800	839,900
Indomobil Sukses Internasional TBK PT	318,500	190,649
L’Occitane International SA	214,250	548,184

36	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Tax-Managed Wealth Appreciation—Portfolio of Investments

Company	Shares	U.S. $ Value

Lowe’s Cos., Inc.	34,500	$982,560
Mr. Price Group Ltd.	31,070	502,770
Nitori Holdings Co., Ltd.	12,750	1,278,498
Staples, Inc.	16,400	179,088
Yamada Denki Co., Ltd.	50,840	2,454,344

		9,163,608

Textiles, Apparel & Luxury Goods – 1.1%
Cie Financiere Richemont SA	15,590	953,764
Coach, Inc.	47,350	2,752,455
LVMH Moet Hennessy Louis Vuitton SA	1,300	211,817
Trinity Ltd.	924,000	608,552
VF Corp.	14,610	2,230,655
Yue Yuen Industrial Holdings Ltd.	92,500	269,071

		7,026,314

		79,344,272

Energy – 9.4%
Energy Equipment & Services – 2.8%
AMEC PLC	57,120	1,004,454
FMC Technologies, Inc.(a)	22,270	1,043,127
Halliburton Co.	29,060	952,006
Helmerich & Payne, Inc.	23,900	1,090,796
National Oilwell Varco, Inc.	28,890	2,276,532
Oceaneering International, Inc.	36,769	1,968,612
Saipem SpA	9,570	453,186

Schlumberger Ltd.	70,685	5,116,180
Seadrill Ltd.	23,430	961,666
Technip SA	8,250	866,937
Transocean Ltd.	29,300	1,436,579

		17,170,075

Oil, Gas & Consumable Fuels – 6.6%
Afren PLC(a)	189,448	386,718
BG Group PLC	94,600	1,934,598
BP PLC	483,280	3,389,980
BP PLC (Sponsored ADR)	54,400	2,288,064
Chevron Corp.	32,600	3,656,416
China Petroleum & Chemical Corp. – Class H	846,000	799,144
ENI SpA	19,600	432,469
EOG Resources, Inc.	10,530	1,140,399
Exxaro Resources Ltd.	12,850	228,201
Exxon Mobil Corp.	98,800	8,625,240
Gazprom OAO (Sponsored ADR)	149,430	1,455,299
JX Holdings, Inc.	173,000	900,773
LUKOIL OAO (London) (Sponsored ADR)	21,460	1,219,357
Marathon Oil Corp.	43,300	1,204,606
Noble Energy, Inc.	20,945	1,841,065

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	37

Tax-Managed Wealth Appreciation—Portfolio of Investments

Company	Shares	U.S. $ Value

NovaTek OAO (Sponsored GDR)(b)	13,680	$1,630,913
Petroleo Brasileiro SA (Sponsored ADR)	106,180	2,185,184
PTT PCL	45,200	476,017
Royal Dutch Shell PLC (Euronext Amsterdam) – Class A	44,390	1,552,867
Suncor Energy, Inc. (New York)	72,100	2,255,288
Total SA	40,660	2,027,173
Valero Energy Corp.	12,600	393,876

		40,023,647

		57,193,722

Health Care – 9.1%
Biotechnology – 1.3%
Actelion Ltd.(a)	2,266	106,906
Biogen Idec, Inc.(a)	15,440	2,263,349
Celgene Corp.(a)	24,640	1,775,066
Gilead Sciences, Inc.(a)	55,590	3,206,987
Vertex Pharmaceuticals, Inc.(a)	14,400	767,952

		8,120,260

Health Care Equipment & Supplies – 0.6%
IDEXX Laboratories, Inc.(a)	25,090	2,385,055
Intuitive Surgical, Inc.(a)	2,610	1,283,572

		3,668,627

Health Care Providers & Services – 2.3%
Aetna, Inc.	8,800	338,008
Express Scripts Holding Co.(a)	10,950	685,689
Health Net, Inc.(a)	23,700	551,025
McKesson Corp.	19,550	1,703,001
Odontoprev SA	39,300	212,966
UnitedHealth Group, Inc.	136,984	7,438,231
WellPoint, Inc.	46,500	2,783,955

		13,712,875

Life Sciences Tools & Services – 0.2%
Eurofins Scientific	3,786	492,119
Illumina, Inc.(a)	19,493	820,265

		1,312,384

Pharmaceuticals – 4.7%
Allergan, Inc./United States	31,903	2,747,805
AstraZeneca PLC	57,755	2,701,593
AstraZeneca PLC (Sponsored ADR)	47,800	2,236,562
GlaxoSmithKline PLC	42,650	966,712
Johnson & Johnson	73,400	4,949,362
Lupin Ltd.	22,200	237,761
Merck & Co., Inc.	92,500	3,982,125
Novartis AG	23,530	1,387,578
Perrigo Co.	7,070	777,488

38	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Tax-Managed Wealth Appreciation—Portfolio of Investments

Company	Shares	U.S. $ Value

Pfizer, Inc.	250,000	$5,965,000
Roche Holding AG	9,230	1,677,954
Roche Holding AG (Sponsored ADR)	24,000	1,092,000

		28,721,940

		55,536,086

Industrials – 8.2%
Aerospace & Defense – 1.3%
Boeing Co. (The)	35,650	2,545,410
General Dynamics Corp.	18,600	1,218,486
Northrop Grumman Corp.	5,900	394,651
Precision Castparts Corp.	14,330	2,308,277
Saab AB	8,000	142,437
Safran SA	36,050	1,260,378

		7,869,639

Air Freight & Logistics – 0.3%
Kuehne & Nagel International AG	17,503	1,989,283

Airlines – 0.2%
Cathay Pacific Airways Ltd.	101,000	165,415
Delta Air Lines, Inc.(a)	111,800	967,070

		1,132,485

Building Products – 0.3%
Asahi Glass Co., Ltd.	132,000	803,287
Fortune Brands Home & Security, Inc.(a)	34,900	889,950

		1,693,237

Commercial Services & Supplies – 0.3%
Downer EDI Ltd.(a)	62,990	232,965
Edenred	14,778	394,296
Serco Group PLC	104,276	931,880

		1,559,141

Construction & Engineering – 0.3%
Bouygues SA	48,869	1,214,472
Larsen & Toubro Ltd.	23,060	558,534
Samsung Engineering Co., Ltd.	1,420	242,113

		2,015,119

Electrical Equipment – 1.0%
AMETEK, Inc.	37,431	1,284,258
Emerson Electric Co.	40,280	2,043,002
Rockwell Automation, Inc.	13,810	995,149
Roper Industries, Inc.	10,060	1,034,067
Sumitomo Electric Industries Ltd.	80,100	905,984

		6,262,460

Industrial Conglomerates – 2.0%
Bidvest Group Ltd.	20,400	494,368
Danaher Corp.	59,948	3,211,414

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	39

Tax-Managed Wealth Appreciation—Portfolio of Investments

Company	Shares	U.S. $ Value

General Electric Co.	234,300	$4,852,353
Jardine Matheson Holdings Ltd.	9,600	517,394
Keppel Corp., Ltd.	159,000	1,429,527
Tyco International Ltd.	26,200	1,477,156

		11,982,212

Machinery – 0.6%
Cummins, Inc.	11,900	1,155,609
Dover Corp.	19,950	1,153,309
Flowserve Corp.	7,871	1,004,812
IHI Corp.	91,000	196,287
Parker Hannifin Corp.	4,200	335,916

		3,845,933

Professional Services – 1.7%
Bureau Veritas SA	19,099	1,760,165
Capita PLC	323,779	3,710,143
Hays PLC	814,934	889,700
Intertek Group PLC	81,092	3,624,480
SGS SA	102	205,492

		10,189,980

Road & Rail – 0.1%
DSV A/S	2,544	55,231
Globaltrans Investment PLC (Sponsored GDR)(b)	39,300	738,840

		794,071

Trading Companies & Distributors – 0.1%
Mitsubishi Corp.	33,200	614,726

		49,948,286

Consumer Staples – 6.2%
Beverages – 0.1%
Asahi Group Holdings Ltd.	27,600	669,787

Food & Staples Retailing – 1.6%
CVS Caremark Corp.	31,200	1,421,160
Delhaize Group SA	9,217	365,067
George Weston Ltd.	2,390	153,886
Jeronimo Martins SGPS SA	85,989	1,437,756
Koninklijke Ahold NV	79,870	987,793
Kroger Co. (The)	99,500	2,216,860
Magnit OJSC (Sponsored GDR)(b)	16,850	536,590
Olam International Ltd.	1,768,105	2,734,246

		9,853,358

Food Products – 0.7%
Archer-Daniels-Midland Co.	15,500	414,625
AVI Ltd.	28,890	199,355
Hershey Co. (The)	17,130	1,230,277
Tyson Foods, Inc. – Class A	74,200	1,161,972
Unilever PLC	27,524	989,216

		3,995,445

40	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Tax-Managed Wealth Appreciation—Portfolio of Investments

Company	Shares	U.S. $ Value

Household Products – 0.6%
Henkel AG & Co. KGaA	1,600	$99,248
Procter & Gamble Co. (The)	40,400	2,714,476
Reckitt Benckiser Group PLC	16,055	907,953

		3,721,677

Personal Products – 0.3%
Estee Lauder Cos., Inc. (The) – Class A	29,130	1,746,344

Tobacco – 2.9%
Altria Group, Inc.	64,200	2,180,232
British American Tobacco PLC	85,840	4,498,789
Imperial Tobacco Group PLC	26,561	1,036,276
Japan Tobacco, Inc.	42,500	1,288,652
KT&G Corp.	17,690	1,339,271
Lorillard, Inc.	16,100	2,020,711
Philip Morris International, Inc.	58,097	5,188,062
Reynolds American, Inc.	5,300	244,330

		17,796,323

		37,782,934

Materials – 2.7%
Chemicals – 1.3%
Agrium, Inc. (Toronto)	9,480	932,949
Air Water, Inc.	10,000	116,792
Arkema SA	926	78,721
DIC Corp.	111,000	183,970
Filtrona PLC	121,437	1,030,458
Koninklijke DSM NV	26,007	1,220,850
LyondellBasell Industries NV	35,300	1,724,052
Monsanto Co.	22,697	1,977,136
OCI Co., Ltd.	3,690	621,268
Ube Industries Ltd./Japan	81,000	177,792

		8,063,988

Construction Materials – 0.1%
China Shanshui Cement Group Ltd.	319,000	167,835
Taiheiyo Cement Corp.	110,000	238,226

		406,061

Metals & Mining – 1.3%
Anglo American PLC	36,450	1,012,232
Arrium Ltd.	194,200	130,578
Freeport-McMoRan Copper & Gold, Inc.	15,890	573,788
Goldcorp, Inc.	16,010	657,291
KGHM Polska Miedz SA	19,410	760,208
Kinross Gold Corp.	97,740	868,580
Rio Tinto PLC	31,330	1,367,844
Vale SA (Sponsored ADR) (Local Preference Shares)	153,280	2,470,873

		7,841,394

		16,311,443

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	41

Tax-Managed Wealth Appreciation—Portfolio of Investments

Company	Shares	U.S. $ Value

Telecommunication Services – 1.9%
Diversified Telecommunication Services – 1.5%
AT&T, Inc.	78,000	$2,857,920
CenturyLink, Inc.	61,100	2,582,086
Nippon Telegraph & Telephone Corp.	42,300	1,961,387
Telecom Italia SpA (ordinary shares)	1,224,770	1,137,931
Telecom Italia SpA (savings shares)	228,800	180,944
Vivendi SA	35,158	688,088

		9,408,356

Wireless Telecommunication Services – 0.4%
America Movil SAB de CV Series L (ADR)	29,110	744,925
Vodafone Group PLC	569,170	1,641,461

		2,386,386

		11,794,742

Utilities – 1.5%
Electric Utilities – 0.6%
Edison International	10,200	446,658
EDP - Energias de Portugal SA	244,110	595,491
Electricite de France SA	23,490	477,748
Great Plains Energy, Inc.	40,700	867,724
NV Energy, Inc.	76,600	1,343,564

		3,731,185

Gas Utilities – 0.1%
Atmos Energy Corp.	26,400	922,416

Independent Power Producers & Energy Traders – 0.2%
APR Energy PLC	93,135	1,146,105

Multi-Utilities – 0.6%
CenterPoint Energy, Inc.	8,700	177,393
DTE Energy Co.	3,500	204,400
E.ON AG	47,400	1,087,810
National Grid PLC	62,270	675,968
NiSource, Inc.	24,400	593,896
Public Service Enterprise Group, Inc.	11,600	367,256
Veolia Environnement SA	33,480	353,861

		3,460,584

		9,260,290

Total Common Stocks (cost $438,417,083)		478,730,406

INVESTMENT COMPANIES – 20.0%
Funds and Investment Trusts – 20.0%
AllianceBernstein Pooling Portfolios - Volatility Management Portfolio* (cost $121,980,722)	11,863,542	121,482,666

42	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Tax-Managed Wealth Appreciation—Portfolio of Investments

Company	Shares	U.S. $ Value

WARRANTS – 0.0%
Industrials – 0.0%
Industrial Conglomerates – 0.0%
John Keells Holdings PLC, Deutsche Bank AG London, expiring 7/05/19(a) (cost $140,598)	88,660	$132,476

	Contracts
OPTIONS PURCHASED - PUTS – 0.0%
Options on Equity Indices – 0.0%
STOXX Europe Mid 200 Index Expiration: Dec 2012, Exercise Price: EUR 225.00(a)(c) (cost $646,702)	31,580	103,275

	Shares
SHORT-TERM INVESTMENTS – 1.3%
Investment Companies – 1.3%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.15%(d) (cost $8,166,843)	8,166,843	8,166,843

Total Investments – 99.9% (cost $569,351,948)		608,615,666
Other assets less liabilities – 0.1%		333,319

Net Assets – 100.0%		$608,948,985

FUTURES CONTRACTS (see Note D)

Type	Number of Contracts	Expiration Month	Original Value	Value at August 31, 2012	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
Euro STOXX 50 Index Futures	28	September 2012	$756,562	$857,920	$101,358

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC Wholesale	GBP	6,018	USD	9,426	11/15/12	$(127,792)
Barclays Bank PLC Wholesale	USD	3,209	EUR	2,571	11/15/12	27,235
Barclays Bank PLC Wholesale	USD	3,057	GBP	1,952	11/15/12	41,451
Barclays Bank PLC Wholesale	USD	1,504	JPY	119,359	11/15/12	20,957
Barclays Bank PLC Wholesale	USD	1,132	SGD	1,414	11/15/12	2,147
BNP Paribas SA	EUR	16,623	USD	20,548	11/15/12	(377,562)
Citibank NA	USD	1,107	CHF	1,073	11/15/12	18,026
Citibank NA	USD	691	SGD	860	11/15/12	(1,297)
Credit Suisse London Branch (GFX)	USD	2,226	AUD	2,142	11/15/12	(27,132)

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	43

Tax-Managed Wealth Appreciation—Portfolio of Investments

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Credit Suisse London Branch (GFX)	USD	5,404	JPY	424,927	11/15/12	$26,932
Credit Suisse London Branch (GFX)	USD	1,781	NOK	10,870	11/15/12	89,305
Deutsche Bank AG London	USD	3,591	JPY	281,254	11/15/12	3,487
Goldman Sachs Capital Markets LP	GBP	720	USD	1,142	11/15/12	(512)
Goldman Sachs International	GBP	832	USD	1,298	11/15/12	(22,781)
HSBC BankUSA	HKD	72,486	USD	9,347	11/15/12	243
HSBC BankUSA	USD	3,046	EUR	2,426	11/15/12	8,305
Royal Bank of Canada	CAD	2,634	USD	2,644	11/15/12	(24,092)
Royal Bank of Canada	USD	3,013	CAD	3,002	11/15/12	27,457
Royal Bank of Scotland PLC	JPY	145,881	USD	1,859	11/15/12	(5,748)
Royal Bank of Scotland PLC	USD	2,599	AUD	2,494	11/15/12	(39,185)
Standard Chartered Bank	USD	873	BRL	1,777	10/02/12	(1,962)
Standard Chartered Bank	JPY	271,738	USD	3,440	11/15/12	(32,977)
State Street Bank & Trust Co.	BRL	1,777	USD	842	10/02/12	(29,172)
State Street Bank & Trust Co.	INR	51,760	USD	921	11/15/12	333
UBS AG	EUR	396	USD	488	11/15/12	(10,369)
UBS AG	USD	3,399	NOK	20,066	11/15/12	54,069
UBS AG	USD	4,890	SEK	32,846	11/15/12	56,229
Westpac Banking Corp.	AUD	455	USD	476	11/15/12	9,476
Westpac Banking Corp.	USD	1,789	AUD	1,762	11/15/12	19,421

						$(295,508)

PUT OPTIONS WRITTEN (see Note D)

Description	Contracts	Exercise Price		Expiration Month	U.S. $ Value
STOXX Europe Mid 200 Index (c) (premium received $258,999)	31,580	EUR	190.00	December 2012	$(15,889)

*	To obtain a copy of the fund’s financial statements, please go to the Securities Exchange Commission’s website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

(a)	Non-income producing security.

(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2012, the aggregate market value of these securities amounted to $2,906,343 or 0.5% of net assets.

(c)	One contract relates to 50 shares.

(d)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Currency	Abbreviations:

AUD	– Australian Dollar
BRL	– Brazilian Real
CAD	– Canadian Dollar
CHF	– Swiss Franc
EUR	– Euro
GBP	– Great British Pound
HKD	– Hong Kong Dollar
INR	– Indian Rupee

44	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Tax-Managed Wealth Appreciation—Portfolio of Investments

JPY	– Japanese Yen
NOK	– Norwegian Krone
SEK	– Swedish Krona
SGD	– Singapore Dollar

Glossary:

ADR	– American Depositary Receipt
GDR	– Global Depositary Receipt
OJSC	– Open Joint Stock Company

See notes to financial statements.

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	45

Tax-Managed Wealth Appreciation—Portfolio of Investments

TAX-MANAGED BALANCED WEALTH

PORTFOLIO OF INVESTMENTS

August 31, 2012

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 53.3%
Long-Term Municipal Bonds – 49.3%
Alabama – 5.3%
Alabama Pub Sch & Clg Auth NPFGC-RE 5.00%, 12/01/21 (Pre-refunded/ETM)	$1,700	$1,798,719
Series 2010A 5.00%, 5/01/18	2,040	2,462,423
Birmingham AL Wtrwks Brd Series 2010A 5.00%, 1/01/25	3,980	4,571,507

		8,832,649

Arizona – 2.2%
Arizona Hlth Fac Auth (Phoenix Children’s Hospital) 1.17%, 2/01/42(a)	785	777,432
Arizona Trnsp Brd Hwy Series 2011A 5.00%, 7/01/25	2,100	2,524,200
Pima Cnty AZ IDA (Horizon Learning Ctr) 4.45%, 6/01/14	30	30,153
Pima Cnty AZ IDA (Global Water Resources) 5.45%, 12/01/17	350	365,582

		3,697,367

California – 5.0%
California Dept Wtr Res Pwr Series 2010L 5.00%, 5/01/20	1,905	2,369,744
California Econ Recovery (California Econ Rec Spl Tax) Series A 5.00%, 7/01/20	2,450	2,993,165
California GO 5.00%, 3/01/16	2,225	2,543,998
Los Angeles CA Dept Arpts (Los Angeles Intl Airport) 5.00%, 5/15/23	365	439,807

		8,346,714

Colorado – 0.2%
PV Wtr & San Met Dist CO Series 06 Zero Coupon, 12/15/17(b)(c)	710	248,500
Todd Creek Farms Met Dist #1 CO 5.60%, 12/01/14(c)	260	143,000

		391,500

46	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Tax-Managed Balanced Wealth—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

District of Columbia – 0.9%
District of Columbia GO AMBAC Series 2007 5.25%, 6/01/18	$1,200	$1,454,508

Florida – 5.7%
Citizens Ppty Ins Corp. FL NPFGC Series A 5.00%, 3/01/15-3/01/16	4,000	4,425,640
Heritage Plantation CDD FL Series B 5.10%, 11/01/13(b)(c)	105	31,500
Lake Ashton II CDD FL Series B 4.875%, 11/01/10(b)(c)	100	65,000
Midtown Miami CDD FL Series 04A 6.00%, 5/01/24	235	237,848
Overoaks CDD FL Series 2010A-1 6.125%, 5/01/35(c)	15	16,077
Series 2010A-2 6.125%, 5/01/35(c)	35	30,577
Series 2010B 5.125%, 5/01/17(c)	75	70,423
Series 4B 5.125%, 5/01/09(b)(c)(e)	25	– 0	–
Palm Beach Cnty FL Sch Brd COP NPFGC-RE 5.00%, 8/01/13	1,030	1,072,075
Parkway Center CDD FL Series B 5.625%, 5/01/14	120	110,341
Sarasota Cnty FL Sch Brd COP 5.00%, 7/01/22	1,165	1,346,484
Tampa Bay Reg Wtr Supply Auth FL Series 2011A 5.00%, 10/01/23	1,380	1,692,294
Villages of Westport CDD FL Series 05A 5.125%, 5/01/15	80	71,491
Waterset North CDD FL Series B 6.55%, 11/01/15	470	389,715

		9,559,465

Guam – 0.1%
Guam Wtrworks Auth Series 05 5.00%, 7/01/13	225	228,497

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	47

Tax-Managed Balanced Wealth—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Illinois – 3.9%
Chicago IL Wtr 5.00%, 11/01/27	$950	$1,132,628
Illinois Finance Auth (Northwestern Univ) 1.75%, 12/01/34	3,605	3,680,020
Illinois GO NPFGC-RE 5.00%, 4/01/15	1,545	1,693,505

		6,506,153

Indiana – 1.4%
Indiana Bond Bank Gas (JP Morgan Chase)
Series A 5.25%, 10/15/19	1,945	2,267,889

Louisiana – 0.6%
Morehouse Parish LA PCR (International Paper Co.)
Series A 5.25%, 11/15/13	1,000	1,051,310

Michigan – 0.7%
Michigan Finance Auth (Michigan Unemployment)
Series 2012A 5.00%, 7/01/19	955	1,183,455

Nevada – 0.0%
Henderson NV LID # T-16 (Henderson NV LID # T-16 Falls)
4.75%, 3/01/13(c)	35	34,727

New Jersey – 1.1%
New Jersey Trnsp Trust Fd Auth (New Jersey Trnsp Trust Fund)
AMBAC Series A 5.50%, 12/15/13	1,775	1,888,813

New York – 2.4%
Metropolitan Transportation Authority 5.00%, 11/15/23	460	554,608
New York NY Trnsl Fin Auth 5.00%, 11/01/15	600	683,946
Series 2012B 5.00%, 11/01/26	2,275	2,791,289

		4,029,843

North Carolina – 0.6%
North Carolina Eastern Mun Pwr Agy Series 2012B 5.00%, 1/01/21	150	180,881

48	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Tax-Managed Balanced Wealth—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Series A 5.00%, 1/01/15	$785	$860,611

		1,041,492

Ohio – 1.7%
Cleveland OH Mun SD GO AGM 5.25%, 12/01/19	1,000	1,071,510
Columbiana Cnty Port Auth OH (Liberty Waste Trnsp LLC)
Series A 7.00%, 8/01/21(c)	230	161,762
Ohio Wtr Dev Auth (Cleveland Electric Illum)
Series 2008C
7.25%, 11/01/32	1,620	1,637,512

		2,870,784

Pennsylvania – 0.2%
Allegheny Cnty PA Redev Auth (Pittsburgh Mills Spl Tax) 5.10%, 7/01/14	100	101,941
Philadelphia PA IDA (Leadership Learning Partners) Series 05A 4.60%, 7/01/15(c)	160	156,846

		258,787

Puerto Rico – 3.4%
Puerto Rico Elec Pwr Auth Series 2010ZZ 5.25%, 7/01/18	2,300	2,601,898
Puerto Rico Sales Tax Fin Corp. Series 2009A 5.50%, 8/01/23	2,750	3,179,412

		5,781,310

South Carolina – 1.6%
South Carolina Pub Svc Auth AGM 5.00%, 1/01/14	2,450	2,600,504

Texas – 8.6%
Austin TX Utils Sys AGM 5.00%, 11/15/13	3,945	4,165,881
Houston TX Arpt Sys Series 2009 A 5.00%, 7/01/21-7/01/22	2,815	3,224,971
Houston TX GO NPFGC 5.00%, 3/01/15	3,300	3,667,323
Texas A & M Univ Series 2009 D 5.00%, 5/15/18	2,765	3,363,429

		14,421,604

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	49

Tax-Managed Balanced Wealth—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Washington – 3.7%
Central Puget Sound WA RTA Series 2012P 5.00%, 2/01/27	$2,125	$2,581,556
Chelan Cnty WA PUD #1 Series 2011B 5.50%, 7/01/24	1,815	2,170,468
State of Washington 5.00%, 9/01/22	535	671,371
Washington Fed Hwy Grant Series F 5.00%, 9/01/16	700	817,215

		6,240,610

Total Long-Term Municipal Bonds (cost $77,932,529)		82,687,981

Short-Term Municipal Notes – 4.0%
Massachusetts – 2.0%
Massachusetts Hlth & Ed Facs Auth (Harvard Univ) Series 1999R 0.15%, 11/01/49(f)	3,350	3,350,000

Mississippi – 2.0%
Mississippi Business Fin Corp. (Chevron USA, Inc.) Series 2009G 0.16%, 12/01/30(f)	3,350	3,350,000

Total Short-Term Municipal Notes (cost $6,700,000)		6,700,000

Total Municipal Obligations (cost $84,632,529)		89,387,981

	Shares
COMMON STOCKS – 31.8%
Information Technology – 5.5%
Communications Equipment – 0.5%
Cisco Systems, Inc.	18,600	354,888
F5 Networks, Inc.(d)	2,530	246,650
QUALCOMM, Inc.	3,105	190,833

		792,371

Computers & Peripherals – 1.2%
Apple, Inc.	2,171	1,444,236
Dell, Inc.(d)	1,200	12,708
EMC Corp./MA(d)	5,385	141,571
Fujitsu Ltd.	23,000	94,059

50	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Tax-Managed Balanced Wealth—Portfolio of Investments

Company	Shares	U.S. $ Value

Hewlett-Packard Co.	18,200	$307,216
Wistron Corp.	37,800	42,463

		2,042,253

Electronic Equipment, Instruments & Components – 0.2%
AU Optronics Corp.(d)	223,070	68,511
Hon Hai Precision Industry Co., Ltd.	15,000	42,697
LG Display Co., Ltd.(d)	8,270	191,603

		302,811

Internet Software & Services – 0.9%
Baidu, Inc. (Sponsored ADR)(d)	1,950	217,308
eBay, Inc.(d)	5,719	271,481
Google, Inc. – Class A(d)	1,025	702,217
LinkedIn Corp.(d)	890	95,497
MercadoLibre, Inc.	340	27,057
Rackspace Hosting, Inc.(d)	2,110	126,558
Telecity Group PLC	7,850	108,405

		1,548,523

IT Services – 0.6%
Cognizant Technology Solutions Corp. – Class A(d)	6,870	441,603
Tata Consultancy Services Ltd.	7,539	182,047
Visa, Inc. – Class A	2,615	335,374

		959,024

Office Electronics – 0.0%
Konica Minolta Holdings, Inc.	6,500	48,428

Semiconductors & Semiconductor Equipment – 1.1%
Advanced Semiconductor Engineering, Inc.	124,217	93,514
Applied Materials, Inc.	19,400	226,786
Broadcom Corp. – Class A(d)	3,456	122,791
GCL-Poly Energy Holdings Ltd.	389,000	60,047
Intel Corp.	12,800	317,824
Lam Research Corp.(d)	2,700	92,151
Micron Technology, Inc.(d)	21,400	132,894
Samsung Electronics Co., Ltd.	50	54,564
Samsung Electronics Co., Ltd. (Preference Shares)	580	374,238
SK Hynix, Inc.(d)	5,570	104,639
Sumco Corp.(d)	4,100	31,123
Tokyo Electron Ltd.	1,600	75,589
Xilinx, Inc.	3,330	112,920

		1,799,080

Software – 1.0%
ANSYS, Inc.(d)	3,916	272,945

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	51

Tax-Managed Balanced Wealth—Portfolio of Investments

Company	Shares	U.S. $ Value

CA, Inc.	1,100	$28,633
Citrix Systems, Inc.(d)	5,285	410,592
Intuit, Inc.	3,790	221,867
Microsoft Corp.	1,200	36,984
Nintendo Co., Ltd.	400	45,115
Oracle Corp.	9,130	288,964
Red Hat, Inc.(d)	3,740	209,590
TIBCO Software, Inc.(d)	9,303	278,346

		1,793,036

		9,285,526

Consumer Discretionary – 5.2%
Auto Components – 0.4%
Bharat Forge Ltd.	1,380	6,934
Cie Generale des Etablissements Michelin – Class B	1,580	113,082
GKN PLC	21,890	74,223
Lear Corp.	3,600	139,788
Magna International, Inc. (Toronto) – Class A	2,000	86,310
TRW Automotive Holdings Corp.(d)	2,350	102,719
Valeo SA	1,580	74,562

		597,618

Automobiles – 0.7%
Bayerische Motoren Werke AG	940	67,978
Dongfeng Motor Group Co., Ltd. – Class H	48,000	62,618
Ford Motor Co.	10,000	93,400
General Motors Co.(d)	8,900	190,015
Harley-Davidson, Inc.	2,632	110,439
Honda Motor Co., Ltd.	3,500	111,511
Kia Motors Corp.	870	57,044
Mazda Motor Corp.(d)	67,000	80,899
Nissan Motor Co., Ltd.	18,400	172,555
Renault SA	1,490	69,488
Volkswagen AG (Preference Shares)	890	156,748

		1,172,695

Distributors – 0.2%
Imperial Holdings Ltd.	2,060	49,993
Li & Fung Ltd.	184,000	299,675

		349,668

Diversified Consumer Services – 0.2%
Anhanguera Educacional Participacoes SA	6,600	98,225
Apollo Group, Inc. – Class A(d)	3,400	91,290
Estacio Participacoes SA	10,400	161,387

		350,902

Hotels, Restaurants & Leisure – 0.7%
Ajisen China Holdings Ltd.	110,000	68,141
Chipotle Mexican Grill, Inc. – Class A(d)	858	247,653
Las Vegas Sands Corp.	2,760	116,996
MGM Resorts International(d)	18,200	179,452
Sands China Ltd.	82,800	294,815

52	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Tax-Managed Balanced Wealth—Portfolio of Investments

Company	Shares	U.S. $ Value

Sodexo	1,340	$105,866
Starbucks Corp.	3,960	196,456

		1,209,379

Household Durables – 0.3%
MRV Engenharia e Participacoes SA	22,100	128,252
Newell Rubbermaid, Inc.	8,200	147,026
NVR, Inc.(d)	100	82,818
PulteGroup Inc(d)	3,900	53,352
Sony Corp.	4,000	45,308

		456,756

Internet & Catalog Retail – 0.1%
priceline.com, Inc.(d)	360	217,645

Media – 1.3%
CBS Corp. – Class B	5,300	192,602
Comcast Corp. – Class A	9,110	305,458
DIRECTV(d)	2,500	130,225
Discovery Communications, Inc. – Class A(d)	2,274	124,706
Fairfax Media Ltd.	38,970	17,030
Focus Media Holding Ltd. (ADR)	6,358	152,910
Gannett Co., Inc.	6,400	97,664
McGraw-Hill Cos., Inc. (The)	3,400	174,080
News Corp. – Class A	6,800	159,052
Time Warner Cable, Inc. – Class A	1,700	150,994
Viacom, Inc. – Class B	3,100	155,031
Walt Disney Co. (The)	10,270	508,057

		2,167,809

Multiline Retail – 0.3%
Dollar General Corp.(d)	2,929	149,584
Golden Eagle Retail Group Ltd.	78,000	144,242
Macy’s, Inc.	4,700	189,457
Target Corp.	800	51,272

		534,555

Specialty Retail – 0.5%
Belle International Holdings Ltd.	109,000	197,174
GameStop Corp. – Class A	2,700	51,516
Home Depot, Inc. (The)	1,700	96,475
Indomobil Sukses Internasional TBK PT	30,000	17,957
L’Occitane International SA	25,000	63,965
Lowe’s Cos., Inc.	2,500	71,200
Mr. Price Group Ltd.	944	15,276
Nitori Holdings Co., Ltd.	1,500	150,412
Staples, Inc.	2,000	21,840
Yamada Denki Co., Ltd.	4,990	240,897

		926,712

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	53

Tax-Managed Balanced Wealth—Portfolio of Investments

Company	Shares	U.S. $ Value

Textiles, Apparel & Luxury Goods – 0.5%
Cie Financiere Richemont SA	1,710	$104,614
Coach, Inc.	4,950	287,744
LVMH Moet Hennessy Louis Vuitton SA	150	24,440
Trinity Ltd.	102,000	67,178
VF Corp.	1,610	245,815
Yue Yuen Industrial Holdings Ltd.	15,000	43,633

		773,424

		8,757,163

Financials – 5.2%
Capital Markets – 0.6%
Affiliated Managers Group, Inc.(d)	1,450	170,549
Blackstone Group LP	8,499	114,651
Credit Suisse Group AG(d)	1,910	36,805
Deutsche Bank AG	1,350	47,856
Macquarie Group Ltd.	5,950	166,245
Morgan Stanley	10,300	154,500
State Street Corp.	3,400	141,440
UBS AG(d)	20,063	223,851

		1,055,897

Commercial Banks – 2.0%
Banco Bilbao Vizcaya Argentaria SA	16,197	123,206
Banco do Brasil SA	14,200	162,154
Banco do Estado do Rio Grande do Sul SA (Preference Shares)	3,500	28,536
Banco Santander Brasil SA/Brazil (ADR)	6,670	50,558
Banco Santander SA(d)	17,339	123,382
Bank of Montreal	1,040	60,791
BB&T Corp.	1,900	59,926
BNP Paribas SA	2,950	127,676
CIT Group, Inc.(d)	6,900	260,544
HDFC Bank Ltd.	8,800	94,179
HSBC Holdings PLC	43,060	375,108
Intesa Sanpaolo SpA	66,740	104,585
Itau Unibanco Holding SA (ADR)	5,770	91,224
KB Financial Group, Inc.	4,858	157,921
KeyCorp	2,600	21,918
Lloyds Banking Group PLC(d)	151,530	79,965
Mitsubishi UFJ Financial Group, Inc.	33,200	151,764
National Australia Bank Ltd.	5,820	152,364
PNC Financial Services Group, Inc.	800	49,728
Regions Financial Corp.	3,300	22,968
Sberbank of Russia (Sponsored ADR)	4,907	56,627
Societe Generale SA(d)	5,405	142,491
Sumitomo Mitsui Financial Group, Inc.	3,700	115,240
Turkiye Vakiflar Bankasi Tao – Class D	38,960	88,199

54	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Tax-Managed Balanced Wealth—Portfolio of Investments

Company	Shares	U.S. $ Value

Wells Fargo & Co.	16,900	$575,107
Westpac Banking Corp.	570	14,648

		3,290,809

Consumer Finance – 0.1%
Discover Financial Services	1,400	54,222
Shriram Transport Finance Co., Ltd.	10,820	123,877

		178,099

Diversified Financial Services – 1.1%
Bank of America Corp.	24,600	196,554
Citigroup, Inc.	15,200	451,592
IG Group Holdings PLC	17,552	119,913
ING Groep NV(d)	21,354	162,808
IntercontinentalExchange, Inc.(d)	2,481	339,153
JPMorgan Chase & Co.	9,000	334,260
Leucadia National Corp.	2,400	51,312
Moody’s Corp.	2,200	87,120
ORIX Corp.	910	84,676
Resolution Ltd.	11,320	38,870

		1,866,258

Insurance – 1.0%
Admiral Group PLC	12,360	232,564
Aegon NV	16,381	84,086
AIA Group Ltd.	90,200	311,749
Allianz SE	770	84,303
Aviva PLC	11,740	60,847
Berkshire Hathaway, Inc.(d)	1,200	101,208
Chubb Corp. (The)	1,000	73,890
Lancashire Holdings Ltd.	13,941	177,237
Prudential PLC	17,100	213,610
Reinsurance Group of America, Inc. – Class A	1,600	93,984
Suncorp Group Ltd.	8,370	79,807
Travelers Cos., Inc. (The)	1,100	71,214
Validus Holdings Ltd.	1,500	50,265

		1,634,764

Real Estate Management & Development – 0.3%
CBRE Group, Inc.(d)	4,382	75,852
Daito Trust Construction Co., Ltd.	700	68,541
Evergrande Real Estate Group Ltd.	75,000	28,894
Hang Lung Properties Ltd.	91,000	311,206
New World Development Co., Ltd.	36,523	45,648

		530,141

Thrifts & Mortgage Finance – 0.1%
Housing Development Finance Corp.	13,480	177,454

		8,733,422

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	55

Tax-Managed Balanced Wealth—Portfolio of Investments

Company	Shares	U.S. $ Value

Energy – 3.9%
Energy Equipment & Services – 1.1%
AMEC PLC	6,291	$110,627
FMC Technologies, Inc.(d)	2,480	116,163
Halliburton Co.	3,260	106,798
Helmerich & Payne, Inc.	2,900	132,356
National Oilwell Varco, Inc.	3,230	254,524
Oceaneering International, Inc.	4,076	218,229
Saipem SpA	1,100	52,090
Schlumberger Ltd.	8,090	585,554
Seadrill Ltd.	2,310	94,812
Technip SA	966	101,511
Transocean Ltd.	2,900	142,187

		1,914,851

Oil, Gas & Consumable Fuels – 2.8%
Afren PLC(d)	20,759	42,375
Banpu PCL	2,100	30,158
BG Group PLC	10,460	213,910
BP PLC	53,730	376,890
BP PLC (Sponsored ADR)	6,100	256,566
Chevron Corp.	3,800	426,208
China Petroleum & Chemical Corp. – Class H	96,000	90,683
ENI SpA	4,300	94,878
EOG Resources, Inc.	1,175	127,253
Exxaro Resources Ltd.	1,990	35,340
Exxon Mobil Corp.	11,600	1,012,680
Gazprom OAO (Sponsored ADR)	16,640	162,057
JX Holdings, Inc.	20,500	106,739
LUKOIL OAO (London) (Sponsored ADR)	2,340	132,959
Marathon Oil Corp.	3,300	91,806
Marathon Petroleum Corp.	1,400	72,450
Noble Energy, Inc.	2,391	210,169
NovaTek OAO (Sponsored GDR)(g)	1,510	180,013
Petroleo Brasileiro SA (Sponsored ADR)	11,650	239,757
PTT PCL	5,700	60,029
Royal Dutch Shell PLC (Euronext Amsterdam) – Class A	4,908	171,693
Suncor Energy, Inc. (New York)	7,910	247,425
Total SA	4,480	223,358
Valero Energy Corp.	1,900	59,394

		4,664,790

		6,579,641

Health Care – 3.7%
Biotechnology – 0.5%
Biogen Idec, Inc.(d)	1,686	247,151
Celgene Corp.(d)	2,740	197,389

56	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Tax-Managed Balanced Wealth—Portfolio of Investments

Company	Shares	U.S. $ Value

Gilead Sciences, Inc.(d)	6,130	$353,640
Vertex Pharmaceuticals, Inc.(d)	1,600	85,328

		883,508

Health Care Equipment & Supplies – 0.2%
IDEXX Laboratories, Inc.(d)	2,860	271,872
Intuitive Surgical, Inc.(d)	285	140,160

		412,032

Health Care Providers & Services – 1.0%
Aetna, Inc.	1,100	42,251
Express Scripts Holding Co.(d)	1,680	105,202
Health Net, Inc.(d)	3,400	79,050
McKesson Corp.	2,180	189,900
Odontoprev SA	4,700	25,469
UnitedHealth Group, Inc.	15,937	865,379
WellPoint, Inc.	4,700	281,389

		1,588,640

Life Sciences Tools & Services – 0.1%
Eurofins Scientific	240	31,196
Illumina, Inc.(d)	2,232	93,923

		125,119

Pharmaceuticals – 1.9%
Abbott Laboratories	300	19,662
Allergan, Inc./United States	3,544	305,245
AstraZeneca PLC	6,440	301,242
AstraZeneca PLC (Sponsored ADR)	5,200	243,308
GlaxoSmithKline PLC	4,990	113,104
Johnson & Johnson	8,030	541,463
Lupin Ltd.	2,550	27,310
Merck & Co., Inc.	9,800	421,890
Novartis AG	2,480	146,247
Perrigo Co.	810	89,076
Pfizer, Inc.	27,450	654,957
Roche Holding AG	1,030	187,247
Roche Holding AG (Sponsored ADR)	1,800	81,900

		3,132,651

		6,141,950

Industrials – 3.2%
Aerospace & Defense – 0.5%
Boeing Co. (The)	3,970	283,458
General Dynamics Corp.	1,400	91,714
Northrop Grumman Corp.	700	46,823
Precision Castparts Corp.	1,615	260,144
Safran SA	4,250	148,588

		830,727

Air Freight & Logistics – 0.1%
Kuehne & Nagel International AG	1,928	219,125

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	57

Tax-Managed Balanced Wealth—Portfolio of Investments

Company	Shares	U.S. $ Value

Airlines – 0.1%
Delta Air Lines, Inc.(d)	13,100	$113,315

Building Products – 0.1%
Asahi Glass Co., Ltd.	14,000	85,197
Fortune Brands Home & Security, Inc.(d)	3,400	86,700

		171,897

Commercial Services & Supplies – 0.1%
Downer EDI Ltd.(d)	8,150	30,142
Edenred	1,698	45,305
Serco Group PLC	11,523	102,977

		178,424

Construction & Engineering – 0.1%
Bouygues SA	5,062	125,799
Larsen & Toubro Ltd.	2,580	62,490
Samsung Engineering Co., Ltd.	170	28,985

		217,274

Electrical Equipment – 0.4%
AMETEK, Inc.	3,821	131,098
Emerson Electric Co.	4,460	226,211
Rockwell Automation, Inc.	1,510	108,811
Roper Industries, Inc.	1,180	121,292
Sumitomo Electric Industries Ltd.	9,900	111,976

		699,388

Industrial Conglomerates – 0.7%
Danaher Corp.	6,546	350,670
General Electric Co.	23,900	494,969
Jardine Matheson Holdings Ltd.	1,200	64,674
Keppel Corp., Ltd.	17,800	160,035
Tyco International Ltd.	2,300	129,674

		1,200,022

Machinery – 0.3%
Cummins, Inc.	1,500	145,665
Dover Corp.	2,230	128,916
Flowserve Corp.	871	111,192
IHI Corp.	14,000	30,198

		415,971

Professional Services – 0.7%
Bureau Veritas SA	2,293	211,323
Capita PLC	34,738	398,058
Hays PLC	90,854	99,190
Intertek Group PLC	8,911	398,285

		1,106,856

Road & Rail – 0.1%
Globaltrans Investment PLC (Sponsored GDR)(g)	4,300	80,840

58	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Tax-Managed Balanced Wealth—Portfolio of Investments

Company	Shares	U.S. $ Value

Trading Companies & Distributors – 0.0%
Mitsubishi Corp.	3,300	$61,102

		5,294,941

Consumer Staples – 2.5%
Beverages – 0.1%
Asahi Group Holdings Ltd.	3,600	87,364

Food & Staples Retailing – 0.7%
CVS Caremark Corp.	2,700	122,985
Delhaize Group SA	1,500	59,412
George Weston Ltd.	220	14,165
Jeronimo Martins SGPS SA	10,750	179,742
Koninklijke Ahold NV	10,130	125,283
Kroger Co. (The)	11,000	245,080
Magnit OJSC (Sponsored GDR)(g)	1,840	58,595
Olam International Ltd.	195,136	301,764

		1,107,026

Food Products – 0.2%
Archer-Daniels-Midland Co.	1,900	50,825
AVI Ltd.	3,870	26,705
Hershey Co. (The)	2,090	150,104
Nestle SA	640	39,759
Tyson Foods, Inc.– Class A	3,300	51,678
Unilever PLC	2,999	107,784

		426,855

Household Products – 0.3%
Henkel AG & Co. KGaA	200	12,406
Procter & Gamble Co. (The)	5,000	335,950
Reckitt Benckiser Group PLC	1,810	102,360

		450,716

Personal Products – 0.1%
Estee Lauder Cos., Inc. (The) – Class A	3,240	194,238

Tobacco – 1.1%
Altria Group, Inc.	5,600	190,176
British American Tobacco PLC	8,629	452,238
Imperial Tobacco Group PLC	3,110	121,337
Japan Tobacco, Inc.	5,200	157,670
KT&G Corp.	1,980	149,901
Lorillard, Inc.	1,700	213,367
Philip Morris International, Inc.	6,309	563,394
Reynolds American, Inc.	650	29,965

		1,878,048

		4,144,247

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	59

Tax-Managed Balanced Wealth—Portfolio of Investments

Company	Shares	U.S. $ Value

Materials – 1.1%
Chemicals – 0.6%
Agrium, Inc. (Toronto)	940	$92,508
Arkema SA	223	18,957
DIC Corp.	18,000	29,833
Filtrona PLC	13,526	114,775
Koninklijke DSM NV	3,100	145,524
LyondellBasell Industries NV	4,100	200,244
Monsanto Co.	2,532	220,562
OCI Co., Ltd.	470	79,132
PPG Industries, Inc.	800	88,016

		989,551

Construction Materials – 0.0%
China Shanshui Cement Group Ltd.	37,000	19,467

Metals & Mining – 0.5%
Anglo American PLC	3,850	106,916
Freeport-McMoRan Copper & Gold, Inc.	1,750	63,192
Goldcorp, Inc.	1,900	78,005
KGHM Polska Miedz SA	2,280	89,298
Kinross Gold Corp.	9,760	86,734
Rio Tinto PLC	3,440	150,188
Vale SA (Sponsored ADR) (Local Preference Shares)	16,900	272,428

		846,761

		1,855,779

Telecommunication Services – 0.8%
Diversified Telecommunication Services – 0.6%
AT&T, Inc.	8,700	318,768
CenturyLink, Inc.	5,300	223,978
Nippon Telegraph & Telephone Corp.	4,800	222,569
Telecom Italia SpA (ordinary shares)	146,500	136,113
Telecom Italia SpA (savings shares)	54,100	42,784
Vivendi SA	4,185	81,906

		1,026,118

Wireless Telecommunication Services – 0.2%
America Movil SAB de CV Series L (ADR)	2,940	75,235
Vodafone Group PLC	64,077	184,795

		260,030

		1,286,148

Utilities – 0.7%
Electric Utilities – 0.3%
American Electric Power Co., Inc.	2,500	107,475
Edison International	2,300	100,717
EDP - Energias de Portugal SA	31,000	75,623

60	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Tax-Managed Balanced Wealth—Portfolio of Investments

Company	Shares	U.S. $ Value

Electricite de France SA	2,880	$58,574
Great Plains Energy, Inc.	4,100	87,412
NV Energy, Inc.	10,000	175,400

		605,201

Gas Utilities – 0.1%
Atmos Energy Corp.	3,000	104,820

Independent Power Producers & Energy Traders – 0.1%
APR Energy PLC	10,374	127,661

Multi-Utilities – 0.2%
CenterPoint Energy, Inc.	1,000	20,390
DTE Energy Co.	425	24,820
E.ON AG	5,010	114,977
National Grid PLC	6,880	74,685
NiSource, Inc.	3,300	80,322
Veolia Environnement SA	3,560	37,627

		352,821

		1,190,503

Total Common Stocks (cost $47,634,144)		53,269,320

INVESTMENT COMPANIES – 14.2%
Funds and Investment Trusts – 14.2%
AllianceBernstein Pooling Portfolios - Volatility Management Portfolio* (cost $23,905,646)	2,323,464	23,792,272

WARRANTS – 0.0%
Industrials – 0.0%
Industrial Conglomerates – 0.0%
John Keells Holdings PLC, Deutsche Bank AG London, expiring 7/05/19(d) (cost $16,842)	10,350	15,465

	Contracts
OPTIONS PURCHASED - PUTS – 0.0%
Options on Equity Indices – 0.0%
STOXX Europe Mid 200 Index Expiration: Dec 2012, Exercise Price: EUR 225.00(d)(h) (cost $76,589)	3,740	12,231

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	61

Tax-Managed Balanced Wealth—Portfolio of Investments

Company	Shares	U.S. $ Value

SHORT-TERM INVESTMENTS – 0.4%
Investment Companies – 0.4%
AllianceBernstein Fixed-Income Shares, Inc. –Government STIF Portfolio, 0.15%(i) (cost $682,577)	682,577	$682,577

Total Investments – 99.7% (cost $156,948,327)		167,159,846
Other assets less liabilities – 0.3%		531,436

Net Assets – 100.0%		$167,691,282

FUTURES CONTRACTS (see Note D)

Type	Number of Contracts	Expiration Month	Original Value	Value at August 31, 2012	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
Euro STOXX 50 Index Futures	4	September 2012	$108,177	$122,560	$14,383

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC Wholesale	GBP	700	USD	1,096	11/15/12	$(14,864)
Barclays Bank PLC Wholesale	USD	423	GBP	270	11/15/12	5,733
BNP Paribas SA	EUR	1,937	USD	2,394	11/15/12	(43,995)
Deutsche Bank AG London	USD	423	JPY	33,143	11/15/12	411
Goldman Sachs International	USD	682	JPY	53,631	11/15/12	3,668
HSBC BankUSA	HKD	9,553	USD	1,232	11/15/12	31
HSBC BankUSA	USD	485	EUR	386	11/15/12	1,321
Royal Bank of Canada	CAD	386	USD	387	11/15/12	(3,530)
Royal Bank of Canada	USD	352	CAD	351	11/15/12	3,210
Standard Chartered Bank	JPY	27,158	USD	344	11/15/12	(3,296)
State Street Bank & Trust Co.	BRL	223	USD	106	10/02/12	(3,661)
State Street Bank & Trust Co.	USD	108	BRL	223	10/02/12	925
State Street Bank & Trust Co.	AUD	61	USD	64	11/15/12	1,273
State Street Bank & Trust Co.	CAD	81	USD	82	11/15/12	88
State Street Bank & Trust Co.	CHF	74	USD	77	11/15/12	(627)
State Street Bank & Trust Co.	EUR	139	USD	171	11/15/12	(4,203)
State Street Bank & Trust Co.	GBP	301	USD	475	11/15/12	(2,758)
State Street Bank & Trust Co.	INR	7,607	USD	135	11/15/12	84
State Street Bank & Trust Co.	JPY	31,647	USD	403	11/15/12	(1,110)
State Street Bank & Trust Co.	USD	761	AUD	737	11/15/12	(4,933)
State Street Bank & Trust Co.	USD	70	CAD	70	11/15/12	517
State Street Bank & Trust Co.	USD	162	CHF	157	11/15/12	3,096
State Street Bank & Trust Co.	USD	406	EUR	325	11/15/12	2,787
State Street Bank & Trust Co.	USD	136	GBP	86	11/15/12	542
State Street Bank & Trust Co.	USD	110	HKD	850	11/15/12	5

62	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Tax-Managed Balanced Wealth—Portfolio of Investments

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
State Street Bank & Trust Co.	USD	148	JPY	11,758	11/15/12	$2,023
State Street Bank & Trust Co.	USD	626	NOK	3,753	11/15/12	19,803
State Street Bank & Trust Co.	USD	221	SGD	275	11/15/12	50
UBS AG	USD	596	SEK	4,001	11/15/12	6,850

						$(30,560)

PUT OPTIONS WRITTEN (see Note D)

Description	Contracts	Exercise Price		Expiration Month	U.S. $ Value
STOXX Europe Mid 200 Index(h) (premium received $30,673)	3,740	EUR	190.00	December 2012	$(1,882)

INFLATION (CPI) SWAP CONTRACTS (see Note D)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund		Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	$2,000	1/31/19	2.385%	CPI	#	$(13,217)
Barclays Bank PLC	1,800	1/31/27	2.628%	CPI	#	(18,071)
Goldman Sachs International	1,400	1/31/22	2.515%	CPI	#	(11,632)
Goldman Sachs International	6,000	1/31/15	1.990%	CPI	#	(31,012)

						$(73,932)

*	To obtain a copy of the fund’s financial statements, please go to the Securities Exchange Commission’s website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

#	Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

(a)	Floating Rate Security. Stated interest rate was in effect at August 31, 2012.

(b)	Security is in default and is non-income producing.

(c)	Illiquid security.

(d)	Non-income producing security.

(e)	Fair valued.

(f)	Variable Rate Demand Notes are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.

(g)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2012, the aggregate market value of these securities amounted to $319,448 or 0.2% of net assets.

(h)	One contract relates to 50 shares.

(i)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

As of August 31, 2012, the Strategy held 53.5% of its total investments in municipal bonds. Of the total investments in municipal bonds, 26.7% is insured (7.6% of this amount represents the Strategy’s holding in pre-refunded or escrowed to maturity bonds).

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	63

Tax-Managed Balanced Wealth—Portfolio of Investments

Currency Abbreviations:

AUD – Australian Dollar

BRL – Brazilian Real

CAD – Canadian Dollar

CHF – Swiss Franc

EUR – Euro

GBP – Great British Pound

HKD – Hong Kong Dollar

INR – Indian Rupee

JPY – Japanese Yen

NOK – Norwegian Krone

SEK – Swedish Krona

SGD – Singapore Dollar

Glossary:

ADR – American Depositary Receipt

AGM – Assured Guaranty Municipal

AMBAC – Ambac Assurance Corporation

CDD – Community Development District

COP – Certificate of Participation

ETM – Escrowed to Maturity

GDR – Global Depositary Receipt

GO – General Obligation

IDA – Industrial Development Authority/Agency

LID – Local Improvement District

NPFGC – National Public Finance Guarantee Corporation

NPFGC-RE – National Public Finance Guarantee Corporation Reinsuring FGIC

OJSC – Open Joint Stock Company

PCR – Pollution Control Revenue Bond

PUD – Public Utility District

RTA – Regional Transportation Authority

SD – School District

See notes to financial statements.

64	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Tax-Managed Balanced Wealth—Portfolio of Investments

TAX-MANAGED CONSERVATIVE WEALTH

PORTFOLIO OF INVESTMENTS

August 31, 2012

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 67.7%
Long-Term Municipal Bonds – 66.4%
Alabama – 1.5%
Alabama Pub Sch & Clg Auth 5.00%, 12/01/15	$575	$655,362
NPFGC-RE 5.00%, 12/01/21 (Pre-refunded/ETM)	400	423,228

		1,078,590

Arizona – 2.3%
Arizona Hlth Fac Auth (Phoenix Children’s Hospital) 1.17%, 2/01/42(a)	235	232,735
Arizona Trans Brd Fed Hwy Grant AMBAC Series 2004B 5.00%, 7/01/15 (Pre-refunded/ETM)	565	612,822
Arizona Trnsp Brd Hwy Series 2011A 5.00%, 7/01/24	675	816,115

		1,661,672

Colorado – 3.9%
Denver City & County Board of Wtr Commissioners Series 2012B 5.00%, 12/15/15	800	915,944
Denver CO City & Cnty Arpt (Denver Intl Airport) 5.25%, 11/15/18	500	599,330
Series 2011B 4.00%, 11/15/14	500	528,735
Mun Subdist No CO Wtr Dist Series 2007J 5.00%, 12/01/14	230	251,634
Regional Trnsp Dist CO COP AMBAC 5.00%, 12/01/12	555	560,439

		2,856,082

District of Columbia – 0.4%
Metro Washington Arpt Auth VA Series 2010B 5.00%, 10/01/16	275	318,876

Florida – 6.4%
Florida Brd of Ed GO (Florida GO) Series 2012A 5.00%, 6/01/15	210	235,462

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	65

Tax-Managed Conservative Wealth—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Florida Dept Envrn Protn FL Forever (Florida Documentary Stamp Tax) Series 2008B 5.25%, 7/01/16-7/01/17	$910	$1,072,784
Florida Hurricane Catastr Fd Fin Corp. Series 2008A 5.00%, 7/01/14	130	140,260
Series 2010A 5.00%, 7/01/16	365	416,918
Jacksonville FL Elec Auth Series 2011-23 5.00%, 10/01/13	740	777,022
Jacksonville FL Spl Rev Appropriation 5.00%, 10/01/19	1,140	1,388,737
Miami Beach FL Hlth Fac Auth (Mt. Sinai Medical Center FL) 3.00%, 11/15/15(b)	200	208,358
Sunshine St Govtl Fing Commn FL (Miami-Dade Cnty FL Non-Ad Valorem) 5.00%, 9/01/13	410	428,044

		4,667,585

Georgia – 2.4%
Atlanta GA Arpt (Hartsfield Jackson Atlanta Intl Arpt) 5.00%, 1/01/14	475	501,063
Fulton & De Kalb Cnty GA Hosp AGM 5.00%, 1/01/13	240	243,497
Fulton Cnty GA Dev Auth (Robert W. Woodruff Arts Ctr) Series 2009 B 5.25%, 3/15/24	305	349,475
Georgia Mun Elec Auth Series 2008A 5.25%, 1/01/17	190	221,247
Main Street Nat Gas, Inc. (JP Morgan Chase) Series A 5.00%, 3/15/17	385	434,373

		1,749,655

Illinois – 2.9%
Chicago IL Wtr 5.00%, 11/01/25	620	750,163
Illinois Fin Auth (Illinois Unemployment) Series 2012B 5.00%, 6/15/19	255	281,956

66	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Tax-Managed Conservative Wealth—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Illinois GO 5.00%, 8/01/15	$385	$426,491
AMBAC Series B 5.00%, 3/01/14	600	636,048

		2,094,658

Indiana – 0.8%
Indiana Bond Bank Gas (JP Morgan Chase) Series 2007A 5.25%, 10/15/20	150	173,425
Indiana Fin Auth (Indiana SRF) 5.00%, 2/01/27	275	328,419
Jasper Cnty IN PCR (No. Indiana Pub Serv Co.)
NPFGC 5.60%, 11/01/16	75	84,810

		586,654

Louisiana – 1.5%
Louisiana Offshore Term Auth (Loop, Inc.) 1.60%, 10/01/37	330	330,225
Morehouse Parish LA PCR (International Paper Co.) Series A 5.25%, 11/15/13	265	278,597
New Orleans LA GO NPFGC 5.25%, 12/01/20	450	496,638

		1,105,460

Massachusetts – 2.8%
Massachusetts GO AGM Series 2006C 2.544%, 11/01/19(c)	300	310,119
Series 2011B 4.00%, 8/01/13	1,115	1,153,088
Massachusetts Hlth & Ed Facs Auth (Caregroup, Inc.) Series 2008 5.00%, 7/01/16	540	603,283

		2,066,490

Michigan – 3.4%
Detroit MI City SD GO Series 2012A 4.00%, 5/01/14	145	152,455
Detroit MI Swr Disp AGM 0.909%, 7/01/32(a)	410	315,999

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	67

Tax-Managed Conservative Wealth—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Michigan Fin Auth (Michigan Unemployment) 5.00%, 7/01/20	$915	$1,120,509
Series 2012A 5.00%, 7/01/14	845	916,039

		2,505,002

Mississippi – 0.3%
Mississippi Business Fin Corp. (Mississippi Power Co.) 2.25%, 12/01/40	245	246,416

Missouri – 2.7%
Bi-State Dev Agy MO (St. Louis MO City & Cnty Sales Tax) Series 2010B 4.00%, 10/15/13	630	650,702
City of Springfield 5.00%, 12/01/14	850	929,951
St. Louis MO Arpt (Lambert- St. Louis Intl Arpt) NPFGC 5.50%, 7/01/16	375	432,431

		2,013,084

Nevada – 2.0%
Clark Cnty NV SD GO NPFGC Series 2003D 5.50%, 6/15/13	780	810,873
Nevada GO Series 2008C 5.00%, 6/01/15(d)	260	291,600
Nevada Hwy Motor Veh Fuel Tax 5.00%, 12/01/16	325	380,552

		1,483,025

New Jersey – 0.9%
New Jersey EDA (New Jersey Cigarette Tax) 5.00%, 6/15/16	330	370,936
New Jersey EDA (New Jersey Trnst Pj Lease) Series 2008A 5.00%, 5/01/17	250	291,873

		662,809

New Mexico – 0.7%
New Mexico Severance Tax Series 2010D 4.00%, 7/01/13	500	515,505

68	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Tax-Managed Conservative Wealth—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

New York – 5.2%
Metropolitan Trnsp Auth NY Series 2012D 4.00%, 11/15/15	$625	$688,312
New York NY GO Series C 5.25%, 8/01/17	160	192,709
New York NY Trnsl Fin Auth Series 2012B 5.00%, 11/01/15	780	889,130
New York St Dormitory Auth (New York St Lease CUNY) Series 2008B 5.00%, 7/01/16	150	173,835
New York St Dormitory Auth (New York St Lease Svc Contract) Series 2009 A 5.00%, 7/01/18	1,000	1,191,870
New York St Thruway Auth (New York St Pers Income Tax) Series 2008A 5.00%, 3/15/18	270	325,974
New York St Thruway Auth (New York St Thruway Auth Ded Tax) Series 2008B
5.00%, 4/01/16	280	321,941

		3,783,771

North Carolina – 2.9%
North Carolina Eastern Mun Pwr Agy 5.375%, 1/01/17	225	228,708
Series C 5.30%, 1/01/15	800	812,992
North Carolina Mun Pwr Agy #1 5.50%, 1/01/13 (Pre-refunded/ETM)	140	142,341
Series A 5.50%, 1/01/13	295	299,853
Noth Carolina Turnpike Auth 4.00%, 7/01/14	580	616,064

		2,099,958

Ohio – 2.2%
Cleveland OH Arpt Sys AMBAC Series 2006A 5.00%, 1/01/16	490	539,627
Cleveland OH Mun SD GO AGM 5.25%, 12/01/19	585	626,833

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	69

Tax-Managed Conservative Wealth—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Cuyahoga Cnty OH Econ Dev (Cuyahoga Cnty OH Lease) Series 2010G 5.25%, 12/01/25	$285	$334,884
Ohio Wtr Dev Auth (Cleveland Electric Illum) Series 2008C 7.25%, 11/01/32	140	141,514

		1,642,858

Pennsylvania – 5.6%
Pennsylvania Econ Dev Fin Auth (First Energy Corp.) Series 2010A 3.00%, 11/01/41	245	246,201
Pennsylvania GO 4.00%, 6/01/14	535	568,577
Series 2010A 5.00%, 5/01/14	280	301,389
Pennsylvania IDA (Pennsylvania IDA Econ Dev) 5.00%, 7/01/15	655	724,364
Philadelphia PA Parking Auth (Philadelphia Airport Parking) Series 2009 5.125%, 9/01/22	800	912,608
Philadelphia PA SD GO Series 2010 C 5.00%, 9/01/12	1,020	1,020,000
Pittsburgh PA GO 5.00%, 9/01/14	285	305,434

		4,078,573

Puerto Rico – 2.5%
Commonwealth of Puerto Rico Series 2002A 5.50%, 7/01/18	120	134,611
Puerto Rico Elec Pwr Auth 5.00%, 7/01/21	300	332,049
Puerto Rico Govt Dev Bank 5.00%, 12/01/12	400	403,988
Puerto Rico Hwy & Trnsp Auth (Puerto Rico Hwy & Trnsp Spl Tax) AMBAC Series 2007N 2.824%, 7/01/28(c)	280	225,509
Puerto Rico Sales Tax Fin Corp. Series 2009A 5.50%, 8/01/23	605	699,471

		1,795,628

70	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Tax-Managed Conservative Wealth—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Rhode Island – 1.0%
Rhode Island Higher Ed Svgs Tr (Rhode Island DOT Fed Hwy Grant) Series 2009A 5.25%, 6/15/18	$600	$725,118

Texas – 9.7%
Austin TX Utils Sys AGM 5.00%, 11/15/13	215	227,038
Dallas Fort Worth TX Intl Arpt Series 2009A 5.00%, 11/01/15	1,010	1,130,382
Denton TX ISD GO Series 2012A 2.125%, 8/01/42	180	186,356
Garland TX ISD GO Series 2005 5.00%, 2/15/13	700	714,791
Houston TX ISD GO 2.00%, 6/01/29	450	460,467
Lower Colorado River Auth TX 5.00%, 5/15/24	295	343,834
SA Energy Acq Pub Fac Corp. Gas (Goldman Sachs Group, Inc.) Series 2007 5.50%, 8/01/22	460	517,546
San Antonio TX Wtr NPFGC-RE 5.50%, 5/15/16	1,220	1,437,928
Spring TX ISD GO 5.00%, 8/15/24	600	733,536
Texas PFA (Texas Workforce Commission) Series 2010A 5.00%, 7/01/13	1,200	1,247,232
Texas Trnsp Comm (Central Texas Turnpike) Series 2009 2.75%, 8/15/42	110	110,846

		7,109,956

Virginia – 1.4%
Virginia Trnsp Brd (Virginia Fed Hwy Grant) Series 2012A 4.00%, 3/15/14	940	992,133

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	71

Tax-Managed Conservative Wealth—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Washington – 1.0%
Energy Northwest WA (Bonneville Power Admin) Series 2012A 5.00%, 7/01/19	$620	$765,582

Total Long-Term Municipal Bonds (cost $46,791,869)		48,605,140

Short-Term Municipal Notes – 1.3%
Mississippi – 1.3%
Mississippi Business Fin Corp. (Chevron USA, Inc.) Series 2009 C 0.17%, 12/01/30(e)	225	225,000
Series 2010C 0.16%, 12/01/30(e)	750	750,000

Total Short-Term Municipal Notes (cost $975,000)		975,000

Total Municipal Obligations (cost $47,766,869)		49,580,140

	Shares
COMMON STOCKS – 19.8%
Information Technology – 3.5%
Communications Equipment – 0.3%
Cisco Systems, Inc.	4,840	92,347
F5 Networks, Inc.(f)	690	67,268
QUALCOMM, Inc.	831	51,074

		210,689

Computers & Peripherals – 0.8%
Apple, Inc.	585	389,165
Dell, Inc.(f)	300	3,177
EMC Corp./MA(f)	1,463	38,462
Fujitsu Ltd.	7,000	28,627
Hewlett-Packard Co.	4,900	82,712
Seagate Technology PLC	900	28,809
Wistron Corp.	9,081	10,201

		581,153

Electronic Equipment, Instruments & Components – 0.1%
AU Optronics Corp.(f)	67,710	20,795
Hon Hai Precision Industry Co., Ltd.	4,000	11,386
LG Display Co., Ltd.(f)	2,290	53,056

		85,237

Internet Software & Services – 0.6%
Baidu, Inc. (Sponsored ADR)(f)	540	60,178
eBay, Inc.(f)	1,571	74,575
Google, Inc. – Class A(f)	302	206,897
LinkedIn Corp.(f)	240	25,752

72	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Tax-Managed Conservative Wealth—Portfolio of Investments

Company	Shares	U.S. $ Value

Rackspace Hosting, Inc.(f)	580	$34,789
Telecity Group PLC	2,210	30,519

		432,710

IT Services – 0.4%
Cognizant Technology Solutions Corp. – Class A(f)	1,865	119,882
Tata Consultancy Services Ltd.	1,970	47,570
Visa, Inc. – Class A	695	89,134

		256,586

Office Electronics – 0.0%
Konica Minolta Holdings, Inc.	1,500	11,176

Semiconductors & Semiconductor Equipment – 0.7%
Advanced Semiconductor Engineering, Inc.	32,871	24,746
Applied Materials, Inc.	5,100	59,619
Broadcom Corp. – Class A(f)	935	33,221
GCL-Poly Energy Holdings Ltd.	86,000	13,275
Intel Corp.	3,000	74,490
Lam Research Corp.(f)	850	29,010
Micron Technology, Inc.(f)	5,800	36,018
Samsung Electronics Co., Ltd.	30	32,738
Samsung Electronics Co., Ltd. (Preference Shares)	150	96,786
SK Hynix, Inc.(f)	1,480	27,803
Sumco Corp.(f)	900	6,832
Tokyo Electron Ltd.	400	18,897
Xilinx, Inc.	905	30,689

		484,124

Software – 0.6%
ANSYS, Inc.(f)	1,058	73,743
CA, Inc.	275	7,158
Citrix Systems, Inc.(f)	1,435	111,485
Intuit, Inc.	1,030	60,296
Nintendo Co., Ltd.	100	11,279
Oracle Corp.	2,460	77,859
Red Hat, Inc.(f)	1,020	57,161
TIBCO Software, Inc.(f)	2,550	76,296

		475,277

		2,536,952

Consumer Discretionary – 3.3%
Auto Components – 0.2%
Cie Generale des Etablissements Michelin – Class B	460	32,923
GKN PLC	6,530	22,141
Lear Corp.	950	36,888
Magna International, Inc. (Toronto) – Class A	520	22,441
TRW Automotive Holdings Corp.(f)	900	39,339

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	73

Tax-Managed Conservative Wealth—Portfolio of Investments

Company	Shares	U.S. $ Value

Valeo SA	490	$23,124

		176,856

Automobiles – 0.4%
Bayerische Motoren Werke AG	260	18,802
Dongfeng Motor Group Co., Ltd. – Class H	14,000	18,264
Ford Motor Co.	3,200	29,888
General Motors Co.(f)	2,500	53,375
Harley-Davidson, Inc.	715	30,002
Honda Motor Co., Ltd.	900	28,674
Kia Motors Corp.	190	12,458
Mazda Motor Corp.(f)	14,000	16,904
Nissan Motor Co., Ltd.	4,700	44,077
Renault SA	390	18,188
Volkswagen AG (Preference Shares)	230	40,508

		311,140

Distributors – 0.1%
Imperial Holdings Ltd.	580	14,076
Li & Fung Ltd.	50,000	81,433

		95,509

Diversified Consumer Services – 0.1%
Anhanguera Educacional Participacoes SA	1,800	26,789
Apollo Group, Inc. – Class A(f)	900	24,165
Estacio Participacoes SA	2,800	43,450

		94,404

Hotels, Restaurants & Leisure – 0.5%
Ajisen China Holdings Ltd.	31,000	19,203
Chipotle Mexican Grill, Inc. – Class A(f)	235	67,830
Las Vegas Sands Corp.	800	33,912
MGM Resorts International(f)	5,000	49,300
Sands China Ltd.	23,200	82,605
Sodexo	360	28,442
Starbucks Corp.	1,075	53,331

		334,623

Household Durables – 0.2%
MRV Engenharia e Participacoes SA	6,700	38,882
Newell Rubbermaid, Inc.	2,100	37,653
NVR, Inc.(f)	25	20,704
PulteGroup Inc(f)	1,000	13,680
Sony Corp.	1,100	12,460

		123,379

Internet & Catalog Retail – 0.1%
priceline.com, Inc.(f)	92	55,620

Media – 0.8%
CBS Corp. – Class B	1,400	50,876
Comcast Corp. – Class A	2,470	82,819
DIRECTV(f)	650	33,859

74	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Tax-Managed Conservative Wealth—Portfolio of Investments

Company	Shares	U.S. $ Value

Discovery Communications, Inc. – Class A(f)	617	$33,836
Fairfax Media Ltd.	12,300	5,375
Focus Media Holding Ltd. (ADR)	1,770	42,569
Gannett Co., Inc.	3,100	47,306
McGraw-Hill Cos., Inc. (The)	850	43,520
News Corp. – Class A	1,800	42,102
Time Warner Cable, Inc. – Class A	500	44,410
Viacom, Inc. – Class B	900	45,009
Walt Disney Co. (The)	2,830	140,000

		611,681

Multiline Retail – 0.2%
Dollar General Corp.(f)	805	41,111
Golden Eagle Retail Group Ltd.	22,000	40,684
Macy’s, Inc.	1,100	44,341
Target Corp.	225	14,420

		140,556

Specialty Retail – 0.4%
Belle International Holdings Ltd.	30,000	54,268
GameStop Corp. – Class A	700	13,356
Home Depot, Inc. (The)	500	28,375
Indomobil Sukses Internasional TBK PT	10,000	5,986
L’Occitane International SA	6,750	17,271
Lowe’s Cos., Inc.	1,000	28,480
Mr. Price Group Ltd.	940	15,211
Nitori Holdings Co., Ltd.	500	50,137
Staples, Inc.	500	5,460
Yamada Denki Co., Ltd.	1,420	68,552

		287,096

Textiles, Apparel & Luxury Goods – 0.3%
Cie Financiere Richemont SA	480	29,365
Coach, Inc.	1,460	84,870
LVMH Moet Hennessy Louis Vuitton SA	40	6,517
Trinity Ltd.	28,000	18,441
VF Corp.	442	67,485

		206,678

		2,437,542

Financials – 3.1%
Capital Markets – 0.4%
Affiliated Managers Group, Inc.(f)	395	46,460
Blackstone Group LP	2,545	34,332
Credit Suisse Group AG(f)	500	9,635
Deutsche Bank AG	480	17,015
Macquarie Group Ltd.	1,570	43,866
Morgan Stanley	2,800	42,000
State Street Corp.	900	37,440
UBS AG(f)	5,043	56,267

		287,015

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	75

Tax-Managed Conservative Wealth—Portfolio of Investments

Company	Shares	U.S. $ Value

Commercial Banks – 1.2%
Banco Bilbao Vizcaya Argentaria SA	4,535	$34,497
Banco do Brasil SA	4,100	46,819
Banco do Estado do Rio Grande do Sul SA (Preference Shares)	900	7,338
Banco Santander Brasil SA/Brazil (ADR)	860	6,519
Banco Santander SA(f)	4,723	33,608
Bank of Montreal	180	10,522
BB&T Corp.	475	14,981
BNP Paribas SA	824	35,663
CIT Group, Inc.(f)	1,920	72,499
HDFC Bank Ltd.	1,610	17,230
HSBC Holdings PLC	11,800	102,793
Intesa Sanpaolo SpA	18,700	29,304
Itau Unibanco Holding SA (ADR)	1,660	26,245
KB Financial Group, Inc.	1,279	41,577
KeyCorp	650	5,480
Lloyds Banking Group PLC(f)	38,300	20,212
Mitsubishi UFJ Financial Group, Inc.	8,700	39,769
National Australia Bank Ltd.	1,560	40,840
Regions Financial Corp.	900	6,264
Sberbank of Russia (Sponsored ADR)	1,175	13,560
Societe Generale SA(f)	1,508	39,755
Sumitomo Mitsui Financial Group, Inc.	1,000	31,146
Turkiye Vakiflar Bankasi Tao – Class D	10,440	23,634
US Bancorp	300	10,023
Wells Fargo & Co.	4,450	151,433
Westpac Banking Corp.	550	14,134

		875,845

Consumer Finance – 0.1%
Discover Financial Services	350	13,555
Shriram Transport Finance Co., Ltd.	2,900	33,202

		46,757

Diversified Financial Services – 0.6%
Bank of America Corp.	3,200	25,568
Citigroup, Inc.	4,150	123,296
IG Group Holdings PLC	4,773	32,609
ING Groep NV(f)	5,700	43,458
IntercontinentalExchange, Inc.(f)	707	96,647
JPMorgan Chase & Co.	2,300	85,422
Leucadia National Corp.	650	13,897
Moody’s Corp.	575	22,770
ORIX Corp.	220	20,471
Resolution Ltd.	1,412	4,849

		468,987

Insurance – 0.6%
Admiral Group PLC	3,447	64,858
Aegon NV	4,203	21,575

76	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Tax-Managed Conservative Wealth—Portfolio of Investments

Company	Shares	U.S. $ Value

AIA Group Ltd.	24,800	$85,714
Allianz SE	190	20,802
Aviva PLC	2,900	15,030
Berkshire Hathaway, Inc.(f)	300	25,302
Chubb Corp. (The)	200	14,778
Lancashire Holdings Ltd.	3,820	48,565
Prudential PLC	4,610	57,587
Reinsurance Group of America, Inc. – Class A	475	27,902
Suncorp Group Ltd.	2,220	21,167
Travelers Cos., Inc. (The)	275	17,804
Validus Holdings Ltd.	375	12,566

		433,650

Real Estate Management & Development – 0.2%
CBRE Group, Inc.(f)	1,195	20,686
Daito Trust Construction Co., Ltd.	200	19,583
Evergrande Real Estate Group Ltd.	28,000	10,787
Hang Lung Properties Ltd.	25,000	85,496
New World Development Co., Ltd.	8,280	10,349

		146,901

Thrifts & Mortgage Finance – 0.0%
Housing Development Finance Corp.	1,950	25,670

		2,284,825

Energy – 2.4%
Energy Equipment & Services – 0.7%
AMEC PLC	1,748	30,739
FMC Technologies, Inc.(f)	675	31,617
Halliburton Co.	875	28,665
Helmerich & Payne, Inc.	900	41,076
National Oilwell Varco, Inc.	865	68,162
Oceaneering International, Inc.	1,117	59,804
Saipem SpA	320	15,153
Schlumberger Ltd.	2,215	160,322
Seadrill Ltd.	680	27,910
Technip SA	263	27,637
Transocean Ltd.	900	44,127

		535,212

Oil, Gas & Consumable Fuels – 1.7%
Afren PLC(f)	5,799	11,837
Banpu PCL	550	7,899
BG Group PLC	2,900	59,306
BP PLC	14,680	102,973
BP PLC (Sponsored ADR)	1,600	67,296
Chevron Corp.	980	109,917
China Petroleum & Chemical Corp. – Class H	26,000	24,560
ENI SpA	560	12,356
EOG Resources, Inc.	315	34,114

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	77

Tax-Managed Conservative Wealth—Portfolio of Investments

Company	Shares	U.S. $ Value

Exxaro Resources Ltd.	570	$10,123
Exxon Mobil Corp.	3,150	274,995
Gazprom OAO (Sponsored ADR)	4,560	44,410
JX Holdings, Inc.	2,100	10,934
LUKOIL OAO (London) (Sponsored ADR)	690	39,206
Marathon Oil Corp.	900	25,038
Noble Energy, Inc.	648	56,959
NovaTek OAO (Sponsored GDR)(g)	370	44,106
Petroleo Brasileiro SA (Sponsored ADR)	3,210	66,062
PTT PCL	1,300	13,691
Royal Dutch Shell PLC (Euronext Amsterdam) – Class A	1,340	46,876
Suncor Energy, Inc. (New York)	2,180	68,190
Total SA	1,210	60,327
Valero Energy Corp.	500	15,630
		1,206,805

		1,742,017

Health Care – 2.3%
Biotechnology – 0.3%
Biogen Idec, Inc.(f)	482	70,656
Celgene Corp.(f)	740	53,310
Gilead Sciences, Inc.(f)	1,625	93,746
Vertex Pharmaceuticals, Inc.(f)	400	21,332

		239,044

Health Care Equipment & Supplies – 0.1%
IDEXX Laboratories, Inc.(f)	780	74,147
Intuitive Surgical, Inc.(f)	79	38,851

		112,998

Health Care Providers & Services – 0.6%
Aetna, Inc.	300	11,523
Express Scripts Holding Co.(f)	515	32,249
Health Net, Inc.(f)	900	20,925
McKesson Corp.	590	51,395
Odontoprev SA	1,500	8,129
UnitedHealth Group, Inc.	4,194	227,734
WellPoint, Inc.	1,400	83,818

		435,773

Life Sciences Tools & Services – 0.1%
Eurofins Scientific	130	16,898
Illumina, Inc.(f)	601	25,290

		42,188

Pharmaceuticals – 1.2%
Abbott Laboratories	75	4,916
Allergan, Inc./United States	960	82,685
AstraZeneca PLC	1,738	81,298
AstraZeneca PLC (Sponsored ADR)	1,400	65,506

78	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Tax-Managed Conservative Wealth—Portfolio of Investments

Company	Shares	U.S. $ Value

GlaxoSmithKline PLC	1,310	$29,693
Johnson & Johnson	2,250	151,717
Lupin Ltd.	680	7,283
Merck & Co., Inc.	2,800	120,540
Novartis AG	690	40,690
Perrigo Co.	226	24,853
Pfizer, Inc.	7,375	175,967
Roche Holding AG	290	52,720
Roche Holding AG (Sponsored ADR)	800	36,400

		874,268

		1,704,271

Industrials – 2.0%
Aerospace & Defense – 0.3%
Boeing Co. (The)	1,070	76,398
General Dynamics Corp.	350	22,929
Northrop Grumman Corp.	175	11,706
Precision Castparts Corp.	443	71,358
Safran SA	1,040	36,360

		218,751

Air Freight & Logistics – 0.1%
Kuehne & Nagel International AG	520	59,100

Airlines – 0.1%
Cathay Pacific Airways Ltd.	5,000	8,189
Delta Air Lines, Inc.(f)	3,400	29,410

		37,599

Building Products – 0.1%
Asahi Glass Co., Ltd.	4,000	24,342
Fortune Brands Home & Security, Inc.(f)	900	22,950

		47,292

Commercial Services & Supplies – 0.1%
Downer EDI Ltd.(f)	2,330	8,617
Edenred	460	12,274
Serco Group PLC	3,140	28,061

		48,952

Construction & Engineering – 0.1%
Bouygues SA	1,480	36,780
Larsen & Toubro Ltd.	710	17,197
Samsung Engineering Co., Ltd.	40	6,820

		60,797

Electrical Equipment – 0.2%
AMETEK, Inc.	1,125	38,599
Emerson Electric Co.	1,210	61,371
Rockwell Automation, Inc.	414	29,833
Roper Industries, Inc.	320	32,893
Sumitomo Electric Industries Ltd.	2,600	29,407

		192,103

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	79

Tax-Managed Conservative Wealth—Portfolio of Investments

Company	Shares	U.S. $ Value

Industrial Conglomerates – 0.5%
Danaher Corp.	1,797	$96,265
General Electric Co.	7,000	144,970
Jardine Matheson Holdings Ltd.	400	21,558
Keppel Corp., Ltd.	5,200	46,752
Tyco International Ltd.	900	50,742

		360,287

Machinery – 0.1%
Cummins, Inc.	375	36,417
Dover Corp.	600	34,686
Flowserve Corp.	235	30,000
IHI Corp.	4,000	8,628

		109,731

Professional Services – 0.4%
Bureau Veritas SA	600	55,296
Capita PLC	9,093	104,196
Hays PLC	24,950	27,239
Intertek Group PLC	2,420	108,164

		294,895

Road & Rail – 0.0%
Globaltrans Investment PLC (Sponsored GDR)(g)	1,200	22,560

Trading Companies & Distributors – 0.0%
Mitsubishi Corp.	1,000	18,516

		1,470,583

Consumer Staples – 1.6%
Beverages – 0.0%
Asahi Group Holdings Ltd.	1,000	24,268

Food & Staples Retailing – 0.4%
CVS Caremark Corp.	450	20,498
Delhaize Group SA	400	15,843
George Weston Ltd.	50	3,219
Jeronimo Martins SGPS SA	3,020	50,495
Koninklijke Ahold NV	2,610	32,279
Kroger Co. (The)	3,000	66,840
Magnit OJSC (Sponsored GDR)(g)	520	16,560
Olam International Ltd.	52,636	81,398

		287,132

Food Products – 0.2%
Archer-Daniels-Midland Co.	500	13,375
Hershey Co. (The)	565	40,578
Nestle SA	190	11,803
Tyson Foods, Inc. – Class A	2,300	36,018
Unilever PLC	840	30,190

		131,964

80	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Tax-Managed Conservative Wealth—Portfolio of Investments

Company	Shares	U.S. $ Value

Household Products – 0.2%
Procter & Gamble Co. (The)	1,400	$94,066
Reckitt Benckiser Group PLC	510	28,842

		122,908

Personal Products – 0.1%
Estee Lauder Cos., Inc. (The) – Class A	875	52,456

Tobacco – 0.7%
Altria Group, Inc.	1,600	54,336
British American Tobacco PLC	2,440	127,878
Imperial Tobacco Group PLC	824	32,148
Japan Tobacco, Inc.	1,300	39,418
KT&G Corp.	540	40,882
Lorillard, Inc.	500	62,755
Philip Morris International, Inc.	1,730	154,489
Reynolds American, Inc.	175	8,067

		519,973

		1,138,701

Materials – 0.7%
Chemicals – 0.4%
Agrium, Inc. (Toronto)	340	33,460
Arkema SA	170	14,452
DIC Corp.	4,000	6,630
Filtrona PLC	3,600	30,548
Koninklijke DSM NV	823	38,634
LyondellBasell Industries NV	1,100	53,724
Monsanto Co.	692	60,280
OCI Co., Ltd.	100	16,836

		254,564

Construction Materials – 0.0%
China Shanshui Cement Group Ltd.	10,000	5,261

Metals & Mining – 0.3%
Anglo American PLC	1,010	28,048
Dowa Holdings Co., Ltd.	1,000	6,607
Freeport-McMoRan Copper & Gold, Inc.	475	17,152
Goldcorp, Inc.	560	22,991
KGHM Polska Miedz SA	570	22,325
Kinross Gold Corp.	1,500	13,330
Rio Tinto PLC	930	40,603
Vale SA (Sponsored ADR) (Local Preference Shares)	4,580	73,830

		224,886

		484,711

Telecommunication Services – 0.5%
Diversified Telecommunication Services – 0.4%
AT&T, Inc.	2,400	87,936

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	81

Tax-Managed Conservative Wealth—Portfolio of Investments

Company	Shares	U.S. $ Value

CenturyLink, Inc.	1,400	$59,164
Nippon Telegraph & Telephone Corp.	1,300	60,279
Telecom Italia SpA (ordinary shares)	31,330	29,108
Telecom Italia SpA (savings shares)	28,200	22,302
Vivendi SA	1,136	22,233

		281,022

Wireless Telecommunication Services – 0.1%
America Movil SAB de CV Series L (ADR)	930	23,799
China Mobile Ltd.	1,000	10,704
Vodafone Group PLC	17,355	50,051

		84,554

		365,576

Utilities – 0.4%
Electric Utilities – 0.2%
Edison International	250	10,948
EDP - Energias de Portugal SA	7,870	19,198
Electricite de France SA	740	15,050
Great Plains Energy, Inc.	1,200	25,584
NV Energy, Inc.	2,100	36,834

		107,614

Gas Utilities – 0.0%
Atmos Energy Corp.	425	14,849

Independent Power Producers & Energy Traders – 0.0%
APR Energy PLC	2,517	30,974

Multi-Utilities – 0.2%
CenterPoint Energy, Inc.	250	5,098
CMS Energy Corp.	2,000	46,140
DTE Energy Co.	100	5,840
E.ON AG	1,400	32,129
National Grid PLC	2,320	25,185
NiSource, Inc.	600	14,604
Public Service Enterprise Group, Inc.	375	11,872
Veolia Environnement SA	950	10,041

		150,909

		304,346

Total Common Stocks (cost $12,896,537)		14,469,524

INVESTMENT COMPANIES – 10.0%
Funds and Investment Trusts – 10.0%
AllianceBernstein Pooling Portfolios - Volatility Management Portfolio* (cost $7,373,436)	716,847	7,340,511

82	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Tax-Managed Conservative Wealth—Portfolio of Investments

Company	Shares	U.S. $ Value

WARRANTS – 0.1%
Financials – 0.1%
Thrifts & Mortgage Finance – 0.1%
Housing Development Finance Corp., Merrill Lynch International, expiring 8/19/15(f)	1,920	$25,426

Industrials – 0.0%
Industrial Conglomerates – 0.0%
John Keells Holdings PLC, Deutsche Bank AG London, expiring 7/05/19(f)	2,800	4,183

Consumer Discretionary – 0.0%
Auto Components – 0.0%
Bharat Forge Ltd., Merrill Lynch Intl & Co., expiring 5/03/16(f)	410	2,060

Total Warrants (cost $29,976)		31,669

	Contracts
OPTIONS PURCHASED - PUTS – 0.0%
Options on Equity Indices – 0.0%
STOXX Europe Mid 200 Index Expiration: Dec 2012, Exercise Price: EUR 225.00(f)(h) (cost $20,478)	1,000	3,270

	Shares
SHORT-TERM INVESTMENTS – 2.7%
Investment Companies – 2.7%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.15%(i) (cost $1,958,489)	1,958,489	1,958,489

Total Investments – 100.3% (cost $70,045,785)		73,383,603
Other assets less liabilities – (0.3)%		(192,474)

Net Assets – 100.0%		$73,191,129

FUTURES CONTRACTS (see Note D)

Type	Number of Contracts	Expiration Month	Original Value	Value at August 31, 2012	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
Euro STOXX 50 Index Futures	1	September 2012	$26,931	$30,640	$3,709

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	83

Tax-Managed Conservative Wealth—Portfolio of Investments

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
BNP Paribas SA	EUR	403	USD	499	11/15/12	$(9,160)
State Street Bank & Trust Co.	BRL	59	USD	28	10/02/12	(969)
State Street Bank & Trust Co.	USD	29	BRL	59	10/02/12	73
State Street Bank & Trust Co.	AUD	15	USD	16	11/15/12	313
State Street Bank & Trust Co.	CAD	82	USD	82	11/15/12	(813)
State Street Bank & Trust Co.	CHF	12	USD	12	11/15/12	(102)
State Street Bank & Trust Co.	EUR	162	USD	200	11/15/12	(3,829)
State Street Bank & Trust Co.	GBP	245	USD	384	11/15/12	(4,988)
State Street Bank & Trust Co.	HKD	2,378	USD	307	11/15/12	(70)
State Street Bank & Trust Co.	INR	1,998	USD	36	11/15/12	22
State Street Bank & Trust Co.	JPY	10,915	USD	138	11/15/12	(1,027)
State Street Bank & Trust Co.	NOK	73	USD	12	11/15/12	(70)
State Street Bank & Trust Co.	SEK	60	USD	9	11/15/12	17
State Street Bank & Trust Co.	USD	184	AUD	178	11/15/12	(835)
State Street Bank & Trust Co.	USD	107	CAD	107	11/15/12	1,018
State Street Bank & Trust Co.	USD	37	CHF	36	11/15/12	710
State Street Bank & Trust Co.	USD	213	EUR	170	11/15/12	869
State Street Bank & Trust Co.	USD	103	GBP	66	11/15/12	1,511
State Street Bank & Trust Co.	USD	306	JPY	24,039	11/15/12	1,295
State Street Bank & Trust Co.	USD	167	NOK	999	11/15/12	5,253
State Street Bank & Trust Co.	USD	157	SEK	1,056	11/15/12	1,741
State Street Bank & Trust Co.	USD	51	SGD	63	11/15/12	1

						$(9,040)

PUT OPTIONS WRITTEN (see Note D)

Description	Contracts	Exercise Price		Expiration Month	U.S. $ Value
STOXX Europe Mid 200 Index (h) (premium received $8,201)	1,000	EUR	190.00	December 2012		$(503)

INFLATION (CPI) SWAP CONTRACTS (see Note D)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund		Unrealized Appreciation/ (Depreciation)
Barclays Bank	$2,000	7/29/13	1.830%	CPI	#	$(56,282)
Barclays Bank	3,000	8/11/15	2.030%	CPI	#	(124,788)
Barclays Bank	500	7/19/17	2.0375%	CPI	#	8,952
Morgan Stanley	1,500	10/31/18	1.960%	CPI	#	(14,029)

						$(186,147)

*	To obtain a copy of the fund’s financial statements, please go to the Securities Exchange Commission’s website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

#	Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

(a)	Floating Rate Security. Stated interest rate was in effect at August 31, 2012.

(b)	When-Issued or delayed delivery security.

(c)	Variable rate coupon, rate shown as of August 31, 2012.

(d)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding. The aggregate market value of these securities amounted to $262,440.

84	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Tax-Managed Conservative Wealth—Portfolio of Investments

(e)	Variable Rate Demand Notes are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.

(f)	Non-income producing security.

(g)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2012, the aggregate market value of these securities amounted to $83,226 or 0.1% of net assets.

(h)	One contract relates to 50 shares.

(i)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

As of August 31, 2012, the Strategy held 67.6% of its total investments in municipal bonds. Of the total investments in municipal bonds, 16.1% is insured (13.0% of this amount represents the Strategy’s holding in pre-refunded or escrowed to maturity bonds).

Currency Abbreviations:

AUD – Australian Dollar

BRL – Brazilian Real

CAD – Canadian Dollar

CHF – Swiss Franc

EUR – Euro

GBP – Great British Pound

HKD – Hong Kong Dollar

INR – Indian Rupee

JPY – Japanese Yen

NOK – Norwegian Krone

SEK – Swedish Krona

SGD – Singapore Dollar

Glossary:

ADR	– American Depositary Receipt
AMBAC	– Ambac Assurance Corporation
COP	– Certificate of Participation
DOT	– Department of Transportation
EDA	– Economic Development Agency
ETM	– Escrowed to Maturity
GDR	– Global Depositary Receipt
GO	– General Obligation
IDA	– Industrial Development Authority/Agency
ISD	– Independent School District
NPFGC	– National Public Finance Guarantee Corporation
NPFGC-RE	– National Public Finance Guarantee Corporation Reinsuring FGIC
OJSC	– Open Joint Stock Company
PCR	– Pollution Control Revenue Bond
PFA	– Public Finance Authority
SD	– School District
SRF	– State Revolving Fund

See notes to financial statements.

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	85

Tax-Managed Conservative Wealth—Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

August 31, 2012

	Tax-Managed Wealth Appreciation Strategy		Tax-Managed Balanced Wealth Strategy		Tax-Managed Conservative Wealth Strategy
Assets
Investments in securities, at value
Unaffiliated issuers (cost $439,204,383, $132,360,104 and $60,713,860, respectively)	$478,966,157		$142,684,997		$64,084,603
Affiliated issuers (cost $130,147,565, $24,588,223 and $9,331,925, respectively)	129,649,509		24,474,849		9,299,000
Cash(a)	63,217		9,029		2,257
Foreign currencies, at value (cost $877,395, $75,900 and $31,626, respectively)	877,423		75,765		31,665
Interest and dividends receivable	1,491,163		1,118,658		566,141
Receivable for investment securities sold and foreign currency transactions	1,282,122		739,591		23,171
Receivable for shares of beneficial interest sold	946,219		430,206		139,768
Unrealized appreciation of forward currency exchange contracts	405,073		52,417		12,823
Receivable for variation margin on futures contracts	10,721		1,531		383
Unrealized appreciation on swap contracts	– 0	–	– 0	–	8,952

Total assets	613,691,604		169,587,043		74,168,763

(a)	Amounts of $63,200, $9,029 and $2,257, respectively, have been segregated to collateralize margin requirements for the open futures contracts outstanding at August 31, 2012.

See notes to financial statements.

86	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Statement of Assets & Liabilities

	Tax-Managed Wealth Appreciation Strategy			Tax-Managed Balanced Wealth Strategy	Tax-Managed Conservative Wealth Strategy
Liabilities
Due to custodian	$	– 0	–	$700,037	$	– 0	–
Payable for investment securities purchased and foreign currency transactions		2,689,027		132,966		317,548
Payable for shares of beneficial interest redeemed		831,270		613,430		270,884
Unrealized depreciation of forward currency exchange contracts		700,581		82,977		21,863
Advisory fee payable		335,976		78,851		16,336
Audit fee payable		46,134		51,652		55,933
Distribution fee payable		27,816		65,753		31,435
Options written, at value (premium received $258,999, $30,673 and $8,201, respectively)		15,889		1,882		503
Transfer Agent fee payable		10,717		8,640		3,617
Unrealized depreciation on swap contracts		– 0	–	73,932		195,099
Accrued expenses and other liabilities		85,209		85,641		64,416

Total liabilities		4,742,619		1,895,761		977,634

Net Assets		$608,948,985		$167,691,282		$73,191,129

Composition of Net Assets
Shares of beneficial interest, at par		$512		$136		$65
Additional paid-in capital		686,338,117		167,606,348		70,458,175
Undistributed net investment income		2,275,047		142,727		42,661
Accumulated net realized loss on investment and foreign currency transactions		(118,989,929)		(10,212,213)		(465,130)
Net unrealized appreciation on investments and foreign currency denominated assets and liabilities		39,325,238		10,154,284		3,155,358

Net Assets		$608,948,985		$167,691,282		$73,191,129

See notes to financial statements.

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	87

Statement of Assets & Liabilities

Net Asset Value Per Share—unlimited shares authorized, $.00001 par value

Tax-Managed Wealth Appreciation Strategy	Net Assets	Shares Outstanding	Net Asset Value

Class A	$33,958,990	2,864,912	$11.85	*

Class B	$4,042,843	346,812	$11.66

Class C	$18,337,464	1,571,499	$11.67

Advisor Class	$552,609,688	46,418,739	$11.90

Tax-Managed Balanced Wealth Strategy

Class A	$97,866,215	7,971,774	$12.28	*

Class B	$11,385,772	926,062	$12.29

Class C	$35,614,730	2,890,041	$12.32

Advisor Class	$22,824,565	1,856,923	$12.29

Tax-Managed Conservative Wealth Strategy

Class A	$45,220,574	4,041,902	$11.19	*

Class B	$4,562,470	396,578	$11.50

Class C	$18,499,015	1,607,177	$11.51

Advisor Class	$4,909,070	437,910	$11.21

*	The maximum offering price per share for Class A shares of Tax-Managed Wealth Appreciation Strategy, Tax-Managed Balanced Wealth Strategy and Tax-Managed Conservative Wealth Strategy was $12.38, $12.83 and $11.69, respectively, which reflects a sales charge of 4.25%.

See notes to financial statements.

88	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Year Ended August 31, 2012

	Tax-Managed Wealth Appreciation Strategy		Tax-Managed Balanced Wealth Strategy		Tax-Managed Conservative Wealth Strategy
Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $451,566, $56,559 and $15,957, respectively)	$12,083,445		$1,589,651		$442,900
Affiliated issuers	10,569		3,174		1,794
Interest	225		3,333,084		1,500,785

Total income	12,094,239		4,925,909		1,945,479

Expenses
Advisory fee (see Note B)	3,906,187		993,161		448,914
Distribution fee – Class A	108,199		317,137		148,619
Distribution fee – Class B	56,303		156,218		60,138
Distribution fee – Class C	206,495		387,780		207,138
Transfer agency – Class A	11,420		95,554		43,628
Transfer agency – Class B	4,158		16,696		7,730
Transfer agency – Class C	8,540		36,906		19,870
Transfer agency – Advisor Class	169,747		18,801		4,699
Custodian	255,985		177,017		157,090
Registration fees	87,082		59,308		48,824
Audit	58,416		67,846		65,742
Trustees’ fees	54,850		55,465		54,928
Legal	49,628		47,094		47,174
Printing	35,418		23,688		30,138
Miscellaneous	42,363		28,299		26,311

Total expenses	5,054,791		2,480,970		1,370,943
Less: expenses waived and reimbursed by the Adviser (see Note B)	– 0	–	– 0	–	(220,462)

Net expenses	5,054,791		2,480,970		1,150,481

Net investment income	7,039,448		2,444,939		794,998

See notes to financial statements.

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	89

Statement of Operations

	Tax-Managed Wealth Appreciation Strategy		Tax-Managed Balanced Wealth Strategy	Tax-Managed Conservative Wealth Strategy
Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions(a)	$25,100,960		$7,877,104	$2,942,723
Futures contracts	(86,003)		(23,396)	(7,076)
Swap contracts	– 0	–	16,563	(27,500)
Foreign currency transactions	(1,500,895)		(202,514)	(50,294)
Net change in unrealized appreciation/depreciation of:
Investments(b)	5,518,737		(1,256,569)	(922,482)
Futures contracts	160,136		38,263	10,391
Options written	243,110		28,791	7,698
Swap contracts	– 0	–	(89,968)	86,561
Foreign currency denominated assets and liabilities	(919,396)		(103,233)	(29,646)

Net gain on investment and foreign currency transactions	28,516,649		6,285,041	2,010,375

Net Increase in Net Assets from Operations	$35,556,097		$8,729,980	$2,805,373

(a)	Net of foreign capital gains taxes of $12,183, $195 and $216, respectively.

(b)	Net of increase in accrued foreign capital gains taxes of $3,569, $322 and $43, respectively.

See notes to financial statements.

90	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	Tax-Managed Wealth Appreciation Strategy
	Year Ended August 31, 2012	Year Ended August 31, 2011
Increase in Net Assets from Operations
Net investment income	$7,039,448	$6,550,160
Net realized gain on investment and foreign currency transactions	23,514,062	52,890,491
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	5,002,587	11,421,600

Net increase in net assets from operations	35,556,097	70,862,251
Dividends to Shareholders from
Net investment income
Class A	(476,438)	(553,402)
Class B	(23,476)	(27,998)
Class C	(99,071)	(86,949)
Advisor Class	(8,439,747)	(7,036,450)
Transactions in Shares of Beneficial Interest
Net increase (decrease)	1,385,349	(19,576,334)

Total increase	27,902,714	43,581,118
Net Assets
Beginning of period	581,046,271	537,465,153

End of period (including undistributed net investment income of $2,275,047 and $5,809,360, respectively)	$608,948,985	$581,046,271

See notes to financial statements.

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	91

Statement of Changes in Net Assets

Tax-Managed Balanced Wealth Strategy
Year Ended August 31, 2012	Year Ended August 31, 2011
Increase (Decrease) in Net Assets from Operations
Net investment income	$2,444,939	$3,344,474
Net realized gain on investment and foreign currency transactions	7,667,757	16,557,272
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(1,382,716)	(2,932,961)

Net increase in net assets from operations	8,729,980	16,968,785
Dividends to Shareholders from
Net investment income
Class A	(1,944,431)	(2,724,680)
Class B	(162,518)	(306,819)
Class C	(424,428)	(664,033)
Advisor Class	(424,285)	(344,959)
Transactions in Shares of Beneficial Interest
Net decrease	(33,654,006)	(47,642,039)
Capital Contributions
Proceeds from third party regulatory settlement (see Note E)	5,573	– 0	–

Total decrease	(27,874,115)	(34,713,745)
Net Assets
Beginning of period	195,565,397	230,279,142

End of period (including undistributed net investment income of $142,727 and $836,465, respectively)	$167,691,282	$195,565,397

See notes to financial statements.

92	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Statement of Changes in Net Assets

	Tax-Managed Conservative Wealth Strategy
	Year Ended August 31, 2012	Year Ended August 31, 2011
Increase (Decrease) in Net Assets from Operations
Net investment income	$794,998	$1,300,528
Net realized gain on investment and foreign currency transactions	2,857,853	5,201,796
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(847,478)	(976,342)

Net increase in net assets from operations	2,805,373	5,525,982
Dividends to Shareholders from
Net investment income
Class A	(701,110)	(1,129,281)
Class B	(33,181)	(101,508)
Class C	(127,638)	(262,384)
Advisor Class	(91,833)	(104,471)
Transactions in Shares of Beneficial Interest
Net decrease	(17,946,888)	(24,134,326)

Total decrease	(16,095,277)	(20,205,988)
Net Assets
Beginning of period	89,286,406	109,492,394

End of period (including undistributed net investment income of $42,661 and $253,498, respectively)	$73,191,129	$89,286,406

See notes to financial statements.

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	93

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

August 31, 2012

NOTE A

Significant Accounting Policies

The AllianceBernstein Portfolios (the “Trust”) was organized as a Massachusetts Business Trust on March 26, 1987 and is registered under the Investment Company Act of 1940 as a diversified, open end management investment company. The Trust operates as a series company currently comprised of seven series: the AllianceBernstein Growth Fund, the Wealth Appreciation Strategy, the Balanced Wealth Strategy, the Conservative Wealth Strategy, the Tax-Managed Wealth Appreciation Strategy, the Tax-Managed Balanced Wealth Strategy and the Tax-Managed Conservative Wealth Strategy. Each series is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the Tax-Managed Wealth Appreciation Strategy, the Tax-Managed Balanced Wealth Strategy and the Tax-Managed Conservative Wealth Strategy (the “Strategies”). The Strategies offer Class A, Class B, Class C and Advisor Class shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Effective January 31, 2009, sales of Class B shares of the Strategies to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AllianceBernstein Mutual Fund, (ii) for purposes of dividend reinvestment, (iii) through the Strategies’ Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. The ability to establish a new Program for accounts containing Class B shares was suspended as of January 31, 2009. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Advisor Class shares are sold without any initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All four classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Strategies.

94	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Notes to Financial Statements

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Trust’s Board of Trustees.

In general, the market value of securities which are readily available and deemed reliable are determined as follows: Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures contracts are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Investment companies are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Strategies may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Strategies value their securities at 4:00 p.m., Eastern Time. The earlier close of foreign markets gives rise

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	95

Notes to Financial Statements

to the possibility that significant events, including broad market moves, may have occurred between the close of the foreign markets and the time at which the Strategies value their securities which may materially affect the value of securities trading in such markets.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Strategies would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Strategies. Unobservable inputs reflect the Strategies’ own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Strategies’ own assumptions in determining the fair value of investments)

96	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Notes to Financial Statements

The following tables summarize the valuation of the Strategies’ investments by the above fair value hierarchy levels as of August 31, 2012:

Tax-Managed Wealth Appreciation Strategy
	Level 1		Level 2		Level 3			Total
Investments in Securities:
Assets:
Common Stocks:
Information Technology	$67,319,469		$14,734,102		$	– 0	–	$82,053,571
Financials	36,712,689		42,792,371			– 0	–	79,505,060
Consumer Discretionary	51,185,377		28,158,895			– 0	–	79,344,272
Energy	40,576,913		16,616,809			– 0	–	57,193,722
Health Care	47,965,463		7,570,623			– 0	–	55,536,086
Industrials	27,609,729		22,338,557			– 0	–	49,948,286
Consumer Staples	22,032,206		15,750,728			– 0	–	37,782,934
Materials	9,204,669		7,106,774			– 0	–	16,311,443
Telecommunication Services	6,184,931		5,609,811			– 0	–	11,794,742
Utilities	6,069,412		3,190,878			– 0	–	9,260,290
Investment Companies	121,482,666		– 0	–		– 0	–	121,482,666
Warrants	– 0	–	– 0	–		132,476		132,476
Options Purchased – Puts	– 0	–	103,275			– 0	–	103,275
Short-Term Investments	8,166,843		– 0	–		– 0	–	8,166,843

Total Investments in Securities	444,510,367		163,972,823	+		132,476		608,615,666
Other Financial Instruments*:
Assets:
Futures Contracts	101,358		– 0	–		– 0	–	101,358 #
Forward Currency Exchange Contracts	– 0	–	405,073			– 0	–	405,073
Liabilities:
Forward Currency Exchange Contracts	– 0	–	(700,581)			– 0	–	(700,581)
Put Options Written	– 0	–	(15,889)			– 0	–	(15,889)

Total**	$444,611,725		$163,661,426			$132,476		$608,405,627

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	97

Notes to Financial Statements

Tax-Managed Balanced Wealth Strategy
	Level 1			Level 2		Level 3		Total
Investments in Securities:
Assets:
Municipal Obligations	$	– 0	–	$87,152,651		$2,235,330	^	$89,387,981
Common Stocks:
Information Technology		7,668,484		1,617,042		– 0	–	9,285,526
Consumer Discretionary		5,758,905		2,998,258		– 0	–	8,757,163
Financials		4,001,847		4,731,575		– 0	–	8,733,422
Energy		4,633,904		1,945,737		– 0	–	6,579,641
Health Care		5,335,604		806,346		– 0	–	6,141,950
Industrials		2,911,492		2,383,449		– 0	–	5,294,941
Consumer Staples		2,311,828		1,832,419		– 0	–	4,144,247
Materials		1,101,689		754,090		– 0	–	1,855,779
Telecommunication Services		617,981		668,167		– 0	–	1,286,148
Utilities		829,017		361,486		– 0	–	1,190,503
Investment Companies		23,792,272		– 0	–	– 0	–	23,792,272
Warrants		– 0	–	– 0	–	15,465		15,465
Options Purchased – Puts		– 0	–	12,231		– 0	–	12,231
Short-Term Investments		682,577		– 0	–	– 0	–	682,577

Total Investments in Securities		59,645,600		105,263,451	+	2,250,795		167,159,846
Other Financial Instruments*:
Assets:
Futures Contracts		14,383		– 0	–	– 0	–	14,383 #
Forward Currency Exchange Contracts		– 0	–	52,417		– 0	–	52,417
Liabilities:
Forward Currency Exchange Contracts		– 0	–	(82,977)		– 0	–	(82,977)
Put Options Written		– 0	–	(1,882)		– 0	–	(1,882)
Swap Contracts		– 0	–	(73,932)		– 0	–	(73,932)

Total**		$59,659,983		$105,157,077		$2,250,795		$167,067,855

98	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Notes to Financial Statements

Tax-Managed Conservative Wealth Strategy
	Level 1			Level 2		Level 3		Total
Investments in Securities:
Assets:
Municipal Obligations	$	– 0	–	$49,437,799		$142,341		$49,580,140
Common Stocks:
Information Technology		2,091,266		445,686		– 0	–	2,536,952
Consumer Discretionary		1,611,453		826,089		– 0	–	2,437,542
Financials		1,032,108		1,252,717		– 0	–	2,284,825
Energy		1,241,555		500,462		– 0	–	1,742,017
Health Care		1,475,689		228,582		– 0	–	1,704,271
Industrials		813,087		657,496		– 0	–	1,470,583
Consumer Staples		647,579		491,122		– 0	–	1,138,701
Materials		274,767		209,944		– 0	–	484,711
Telecommunication Services		170,899		194,677		– 0	–	365,576
Utilities		202,743		101,603		– 0	–	304,346
Investment Companies		7,340,511		– 0	–	– 0	–	7,340,511
Warrants		– 0	–	– 0	–	31,669		31,669
Options Purchased – Puts		– 0	–	3,270		– 0	–	3,270
Short-Term Investments		1,958,489		– 0	–	– 0	–	1,958,489

Total Investments in Securities		18,860,146		54,349,447	+	174,010		73,383,603
Other Financial Instruments*:
Assets:
Futures Contracts		3,709		– 0	–	– 0	–	3,709 #
Forward Currency Exchange Contracts		– 0	–	12,823		– 0	–	12,823
Interest Rate Swap Contracts		– 0	–	8,952		– 0	–	8,952
Liabilities:
Forward Currency Exchange Contracts		– 0	–	(21,863)		– 0	–	(21,863)
Put Options Written		– 0	–	(503)		– 0	–	(503)
Swap Contracts		– 0	–	(195,099)		– 0	–	(195,099)

Total**		$18,863,855		$54,153,757		$174,010		$73,191,622

^	The Strategy held securities with zero value at period end.

*	Other financial instruments are derivative instruments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

+	A significant portion of the Strategy’s foreign equity investments are categorized as Level 2 investments since they are valued using fair value prices based on third party vendor modeling tools to the extent available, see Note A.1.

#	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/depreciation of futures contracts as reported in the portfolio of investments.

**	There were de minimis transfers under 1% of net assets between Level 1 and Level 2 during the reporting period.

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	99

Notes to Financial Statements

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value. The transfers between levels of the fair value hierarchy assumes the financial instrument was transferred at the beginning of the reporting period.

Tax-Managed Wealth Appreciation Strategy	Energy			Warrants			Total
Balance as of 8/31/11		$199,793		$	– 0	–	$199,793
Accrued discounts/(premiums)		– 0	–		– 0	–	– 0	–
Realized gain (loss)		– 0	–		– 0	–	– 0	–
Change in unrealized appreciation/depreciation		– 0	–		(8,122)		(8,122)
Purchases		– 0	–		140,598		140,598
Sales		– 0	–		– 0	–	– 0	–
Transfers in to Level 3		– 0	–		– 0	–	– 0	–
Transfers out of Level 3		(199,793)			– 0	–	(199,793)

Balance as of 8/31/12	$	– 0	–		$132,476		$132,476

Net change in unrealized appreciation/depreciation from Investments held as of 8/31/12*	$	– 0	–		$(8,122)		$(8,122)

Tax-Managed Balanced Wealth Strategy	Municipal Obligations^			Energy			Warrants
Balance as of 8/31/11	$	– 0	–		$54,888		$ – 0	–
Accrued discounts/(premiums)		(131,705)			– 0	–	– 0	–
Realized gain (loss)		41			– 0	–	– 0	–
Change in unrealized appreciation/depreciation		168,173			– 0	–	(1,377)
Purchases		101,518			– 0	–	16,842
Sales		(200,000)			– 0	–	– 0	–
Settlements		– 0	–		– 0	–	– 0	–
Transfers in to Level 3+		2,297,303			– 0	–	– 0	–
Transfers out of Level 3		– 0	–		(54,888)		– 0	–

Balance as of 8/31/12		$2,235,330		$	– 0	–	$15,465

Net change in unrealized appreciation/depreciation from Investments held as of 8/31/12*		$168,173		$	– 0	–	$(1,377)

100	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Notes to Financial Statements

	Swap Transactions			Total
Balance as of 8/31/11		$16,036		$70,924
Accrued discounts/(premiums)		– 0	–	(131,705)
Realized gain (loss)		16,563		16,604
Change in unrealized appreciation/depreciation		(16,036)		150,760
Purchases		– 0	–	118,360
Sales		– 0	–	(200,000)
Settlements		(16,563)		(16,563)
Transfers in to Level 3		– 0	–	2,297,303
Transfers out of Level 3		– 0	–	(54,888)

Balance as of 8/31/12	$	– 0	–	$2,250,795

Net change in unrealized appreciation/depreciation from Investments held as of 8/31/12*	$	– 0	–	$166,796

Tax-Managed Conservative Wealth Strategy	Municipal Obligations			Energy			Warrants
Balance as of 8/31/11	$	– 0	–		$15,369		$	– 0	–
Accrued discounts/(premiums)		(2,270)			– 0	–		– 0	–
Realized gain (loss)		– 0	–		– 0	–		1,377
Change in unrealized appreciation/depreciation		(4,929)			– 0	–		(5,015)
Purchases		– 0	–		– 0	–		7,333
Sales		– 0	–		– 0	–		(8,219)
Transfers in to Level 3		149,540			– 0	–		36,193
Transfers out of Level 3		– 0	–		(15,369)			– 0 –

Balance as of 8/31/12		$142,341		$	– 0	–		$31,669

Net change in unrealized appreciation/depreciation from Investments held as of 8/31/12*		$(4,929)		$	– 0	–		$(5,015)

Total
Balance as of 8/31/11	$15,369
Accrued discounts/(premiums)	(2,270)
Realized gain (loss)	1,377
Change in unrealized appreciation/depreciation	(9,944)
Purchases	7,333
Sales	(8,219)
Transfers in to Level 3	185,733
Transfers out of Level 3	(15,369)

Balance as of 8/31/12	$174,010

Net change in unrealized appreciation/depreciation from Investments held as of 8/31/12*	$(9,944)

^	The Strategy held securities with zero value at period end.

*	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation of investments in the accompanying statement of operations.

+	Transferred out of Level 2 into Level 3 due to insufficient observable inputs.

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	101

Notes to Financial Statements

The following presents information about significant unobservable inputs related to Tax-Managed Balanced Wealth Strategy’s material categories of Level 3 investments at August 31, 2012:

Quantitative Information about Level 3 Fair Value Measurements

	Fair Value at 8/31/2012	Valuation Technique	Unobservable Input	Range
Local Governments - Municipal Bonds	$2,235,330	Third Party Vendor	Vendor Quote	$30.00 - $107.18
		Qualitative Assessment		$0.00

The Adviser has established a Valuation Committee (the “Committee”) with responsibility for overseeing the pricing and valuation of all securities held in the Fund. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures (the “Pricing Policies”). In particular, the Pricing Policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regularly monitoring the Adviser’s pricing and valuation policies and procedures and modifying or enhancing these policies and procedures (or recommending the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the Pricing Policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the Pricing Policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable comfort of the accuracy of prices including: 1) periodic vendor due diligence meetings, review methodologies, new developments, process at vendors, 2) daily and monthly multi-source pricing compares, reviewed and submitted to the Committee, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, there are several processes outside of the pricing process that are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance and, 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

102	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Notes to Financial Statements

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Strategies’ books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is each Strategy’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Strategies may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Strategies’ tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Strategies’ financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Strategies are informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Strategies amortize premiums and accrete discounts as adjustments to interest income.

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	103

Notes to Financial Statements

6. Class Allocations

All income earned and expenses incurred by the Strategies are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Strategy represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Trust are charged to each Strategy in proportion to each Strategy’s respective net assets. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Strategies pay the Adviser at the annual rates as follows:

	Average Daily Net Assets
Tax-Managed Strategy	First $2.5 Billion	Next $2.5 Billion	In Excess of $5 Billion
Wealth Appreciation	.65%	.55%	.50%
Balanced Wealth	.55%	.45%	.40%
Conservative Wealth	.55%	.45%	.40%

Such fees are accrued daily and paid monthly.

The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis as follows:

Tax-Managed Strategy	Class A	Class B	Class C	Advisor Class
Conservative Wealth	1.20%	1.90%	1.90%	.90%

For the year ended August 31, 2012, such waiver/reimbursement amounted to $220,462 for the Tax-Managed Conservative Wealth Strategy.

The Strategies compensate AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Strategies. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $124,739, $93,856 and $37,147

104	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Notes to Financial Statements

for the Tax-Managed Wealth Appreciation Strategy, Tax-Managed Balanced Wealth Strategy and Tax-Managed Conservative Wealth Strategy, respectively, for the year ended August 31, 2012.

The Strategies may invest in the AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio (“Government STIF Portfolio”), an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no investment management fees but does bear its own expenses. A summary of the Strategies’ transactions in shares of the Government STIF Portfolio for the year ended August 31, 2012 is as follows:

Tax-Managed Strategy	Market Value August 31, 2011 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value August 31, 2012 (000)	Dividend Income (000)
Wealth Appreciation	$13,204	$162,356	$167,393	$8,167	$11
Balanced Wealth	3,623	62,366	65,306	683	3
Conservative Wealth	95	38,748	36,885	1,958	2

The Strategies may invest in the AllianceBernstein Pooling Portfolios—Volatility Management Portfolio (“Volatility Management Portfolio”), an open-end management investment company managed by the Adviser. A summary of the Strategies’ transactions in shares of the Volatility Management Portfolio for the year ended August 31, 2012 is as follows:

Tax-Managed Strategy	Market Value August 31, 2011 (000)		Purchases at Cost (000)	Sales Proceeds (000)	Realized Gain (Loss) (000)	Unrealized Depreciation (000)	Market Value August 31, 2012 (000)	Dividend Income (000)
Wealth Appreciation	$	– 0 –	$139,787	$17,563	$(243)	$(498)	$121,483	$	– 0 –
Balanced Wealth		– 0 –	29,515	5,664	54	(113)	23,792		– 0 –
Conservative Wealth		– 0 –	8,917	1,562	19	(33)	7,341		– 0 –

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Strategies’ shares. The Distributor has advised the Strategies that it has retained front-end sales charges from the sale of Class A shares and received contingent deferred sales charges

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	105

Notes to Financial Statements

imposed upon redemptions by shareholders of Class A, Class B and Class C shares for each Strategy for the year ended August 31, 2012 as follows:

	Front-End Sales Charges	Contingent Deferred Sales Charges
Tax-Managed Strategy	Class A	Class A	Class B	Class C
Wealth Appreciation	$1,612	$–0 –	$2,337	$540
Balanced Wealth	4,020	227	5,657	2,080
Conservative Wealth	2,758	2	1,514	1,177

Brokerage commissions paid on investment transactions for the year ended August 31, 2012 amounted to $723,366, $105,967 and $29,045 for the Tax-Managed Wealth Appreciation Strategy, Tax-Managed Balanced Wealth Strategy and Tax-Managed Conservative Wealth Strategy, respectively, of which $0 and $1,288; $4 and $180; and $5 and $56 were paid, respectively, to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Distribution Plans

The Strategies have adopted a Plan for each class of shares of the Strategies pursuant to Rule 12b-1 under the Investment Company Act of 1940 (each a “Plan” and collectively the “Plans”). Under the Plans, the Strategies pay distribution and servicing fees to the Distributor at an annual rate of up to .50% of the Strategies’ average daily net assets attributable to Class A shares and 1% of the Strategies’ average daily net assets attributable to both Class B and Class C shares. There are no distribution and servicing fees on the Advisor Class shares. The fees are accrued daily and paid monthly. Payments under the Class A plan are currently limited to .30% of the Strategies’ average daily net assets attributable to Class A shares. The Plans provide that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Strategies are not obligated under the Plans to pay any distribution services fee in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plans is to compensate the Distributor for its distribution services with respect to the sale of the Strategies’ shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plans are characterized by the staff of the Securities Exchange Commission as being a “compensation” plan.

In the event that a Plan is terminated or not continued, no distribution services fees (other than current amounts accrued but not yet paid) would be owed by the Strategies to the Distributor with respect to the relevant class. The Plans also provide that the Adviser may use its own resources to finance the distribution of the Strategies’ shares.

106	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Notes to Financial Statements

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended August 31, 2012, were as follows:

Tax-Managed Strategy	Purchases	Sales
Wealth Appreciation	$550,014,472	$547,513,873
Balanced Wealth	96,334,494	133,850,863
Conservative Wealth	40,495,685	59,848,919

There were no investment transactions in U.S. government securities during the year ended August 31, 2012.

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding futures, foreign currency, written options and swap transactions) are as follows:

Tax-Managed Strategy		Gross Unrealized		Net Unrealized Appreciation
	Cost	Appreciation	(Depreciation)
Wealth Appreciation	$575,285,081	$68,905,859	$(35,575,274)	$33,330,585
Balanced Wealth	157,560,520	13,940,420	(4,341,094)	9,599,326
Conservative Wealth	70,193,732	4,276,171	(1,086,300)	3,189,871

1. Derivative Financial Instruments

The Strategies may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Strategies, as well as the methods in which they may be used are:

•	Futures Contracts

The Strategies may buy or sell futures contracts for investment purposes or for the purpose of hedging their portfolios against adverse effects of potential movements in the market or for investment purposes. The Strategy bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures contracts and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Strategies may purchase or sell futures contracts for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	107

Notes to Financial Statements

At the time the Strategy enters into a futures contract, the Strategy deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Pursuant to the contract, the Strategy agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Strategy as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures contracts is generally less than privately negotiated futures contracts, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, provides a guarantee of performance. This guarantee is supported by a daily payment system (i.e., margin requirements). When the contract is closed, the Strategy records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures contracts subjects the Strategy to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures contracts. Use of short futures contracts subjects the Strategy to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the year ended August 31, 2012, the Strategies held futures contracts for hedging purposes.

•	Forward Currency Exchange Contracts

The Strategies may enter into forward currency exchange contracts in order to hedge their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Strategy. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign

108	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Notes to Financial Statements

currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars reflects the total exposure the Strategy has in that particular currency contract.

During the year ended August 31, 2012, the Strategies held forward currency exchange contracts for hedging and non-hedging purposes.

•	Option Transactions

For hedging and investment purposes, the Strategies may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, indices and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. Among other things, the Strategies may use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions” and may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, for hedging and investment purposes.

The risk associated with purchasing an option is that the Strategies pay a premium whether or not the option is exercised. Additionally, the Strategies bear the risk of loss of the premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Strategies write an option, the premium received by the Strategies is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Strategies on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Strategies have realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Strategies. In writing an option, the Strategies bear the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Strategies could result in the Strategies selling or buying a security or currency at a price different from the current market value.

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	109

Notes to Financial Statements

During the year ended August 31, 2012, the Strategies held purchased options for hedging purposes. During the year ended August 31, 2012, the Strategies held written options for hedging purposes.

For the year ended August 31, 2012, the Strategies had the following transactions in written options:

Tax-Managed Wealth Appreciation Strategy	Number of Contracts		Premiums Received
Options written outstanding as of 8/31/11	– 0	–	$	– 0	–
Options written	31,580			258,999
Options expired	– 0	–		– 0	–
Options bought back	– 0	–		– 0	–
Options exercised	– 0	–		– 0	–

Options written outstanding as of 8/31/12	31,580			$258,999

Tax-Managed Balanced Wealth Strategy	Number of Contracts		Premiums Received
Options written outstanding as of 8/31/11	– 0	–	$	– 0	–
Options written	3,740			30,673
Options expired	– 0	–		– 0	–
Options bought back	– 0	–		– 0	–
Options exercised	– 0	–		– 0	–

Options written outstanding as of 8/31/12	3,740			$30,673

Tax-Managed Conservative Wealth Strategy	Number of Contracts		Premiums Received
Options written outstanding as of 8/31/11	– 0	–	$	– 0	–
Options written	1,000			8,201
Options expired	– 0	–		– 0	–
Options bought back	– 0	–		– 0	–
Options exercised	– 0	–		– 0	–

Options written outstanding as of 8/31/12	1,000			$8,201

•	Swap Agreements

The Strategies may enter into swaps to hedge their exposure to interest rates (including inflation), credit risk, or currencies. The Strategies may also enter into swaps for non-hedging purposes as a means of gaining market exposures including by making direct investments in foreign currencies, as described below under “Currency Transactions”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Strategy in accordance with the terms of the respective swap agreements to provide value and recourse to the Strategy or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap agreement.

110	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Notes to Financial Statements

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Strategy, and/or the termination value at the end of the contract. Therefore, the Strategy considers the creditworthiness of each counterparty to a swap contract in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Strategy and the counterparty and by the posting of collateral by the counterparty to the Strategy to cover the Strategies exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Strategy accrues for the interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swap contracts. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation/depreciation of swap contracts on the statement of operations.

Inflation (CPI) Swaps:

Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the Consumer Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swap agreements may be used to protect the net asset value, or NAV, of a Strategy against an unexpected change in the rate of inflation measured by an inflation index since the value of these agreements is expected to increase if unexpected inflation increases.

During the year ended August 31, 2012, Tax-Managed Balanced Wealth Strategy and Tax-Managed Conservative Wealth Strategy held inflation (CPI) swaps for hedging purposes. Tax-Managed Wealth Appreciation Strategy did not hold inflation swaps during the year ended August 31, 2012.

Interest Rate Swaps:

The Strategy is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Strategy holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Strategy may enter into interest rate swap contracts. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Strategy may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	111

Notes to Financial Statements

In addition, a Strategy may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Strategy anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Strategy with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Strategy receiving or paying, as the case may be, only the net amount of the two payments).

During the year ended August 31, 2012, Tax-Managed Balanced Wealth Strategy held interest rate swaps for hedging purposes. Tax-Managed Wealth Appreciation Strategy and Tax-Managed Conservative Wealth Strategy did not hold interest rate swaps during the year ended August 31, 2012.

Documentation governing the Strategies’ OTC derivatives may contain provisions for early termination of such transaction in the event the net assets of the Strategy decline below specific levels set forth in the documentation (“net asset contingent features”). If these levels are triggered, the Strategies’ counterparty has the right to terminate such transaction and require the Strategy to pay or receive a settlement amount in connection with the terminated transaction. As of August 31, 2012, Tax-Managed Wealth Appreciation Strategy, Tax-Managed Balanced Wealth Strategy and Tax-Managed Conservative Wealth Strategy had OTC derivatives with contingent features in net liability positions in the amount of $532,618, $128,568, and $195,810, respectively. The fair value of assets pledged as collateral by the Tax-Managed Conservative Wealth Strategy for such derivatives was $262,440 at August 31, 2012. If a trigger event had occurred at August 31, 2012, for those derivatives in a net liability position, no additional amounts would be required to be posted by the Tax-Managed Conservative Wealth Strategy since the aggregate fair value of the required collateral posted exceeded the settlement amounts of open derivative contracts. If a trigger event had occurred at August 31, 2012, for those derivatives in a net liability position, amounts of $532,618 and $128,568 would be required to be posted by the Tax-Managed Wealth Appreciation Strategy and Tax-Managed Balanced Wealth Strategy, respectively.

112	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Notes to Financial Statements

At August 31, 2012, the Strategies had entered into the following derivatives:

Tax-Managed Wealth Appreciation Strategy	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts	Unrealized appreciation of forward currency exchange contracts	$405,073		Unrealized depreciation of forward currency exchange contracts	$700,581

Equity contracts	Receivable/Payable for variation margin on futures contracts	101,358	*

Equity contracts	Investments in securities, at value	103,275

Equity contracts				Options written, at value	15,889

Total		$609,706			$716,470

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of futures contracts as reported in the portfolio of investments.

The effect of derivative instruments on the statement of operations for the year ended August 31, 2012:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	$(1,284,141)	$(892,466)
Equity contracts	Net realized gain (loss) on futures contracts; Net change in unrealized appreciation/depreciation of futures contracts	(86,003)	160,136

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	113

Notes to Financial Statements

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives		Change in Unrealized Appreciation or (Depreciation)
Equity contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	– 0	–	(543,427)
Equity contracts	Net realized gain (loss) on options written; Net change in unrealized appreciation/depreciation of options written	– 0	–	243,110

Total		$(1,370,144)		$(1,032,647)

For the year ended August 31, 2012, the average monthly principal amount of foreign currency exchange contracts was $117,660,200 and the average monthly original value of futures contracts was $750,954. For three months of the year, the average monthly cost of purchased options contracts was $646,702.

Tax-Managed Balanced Wealth Strategy	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts	Unrealized appreciation of forward currency exchange contracts	$52,417		Unrealized depreciation of forward currency exchange contracts	$82,977

Interest rate contracts				Unrealized depreciation on interest rate swap contracts	73,932

Equity contracts	Receivable/Payable for variation margin on futures contracts	14,383	*

Equity contracts	Investments in securities, at value	12,231

Equity contracts				Options written, at value	1,882

Total		$79,031			$158,791

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of futures contracts as reported in the portfolio of investments.

114	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Notes to Financial Statements

The effect of derivative instruments on the statement of operations for the year ended August 31, 2012:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives		Change in Unrealized Appreciation or (Depreciation)

Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	$(174,782)		$(96,411)

Interest rate contracts	Net realized gain (loss) on swap contracts; Net change in unrealized appreciation/depreciation of swap contracts	16,563		(89,968)

Equity contracts	Net realized gain (loss) on futures contracts; Net change in unrealized appreciation/depreciation of futures contracts	(23,396)		38,263

Equity contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	– 0	–	(64,358)

Equity contracts	Net realized gain (loss) on options written; Net change in unrealized appreciation/depreciation of options written	– 0	–	28,791

Total		$(181,615)		$(183,683)

For the year ended August 31, 2012, the average monthly principal amount of foreign currency exchange contracts was $16,492,063, the average monthly notional amount of swap contracts was $7,340,000, and the average monthly original value of futures contracts was $93,185. For three months of the year, the average monthly cost of purchased options contracts was $76,588.

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	115

Notes to Financial Statements

Tax-Managed Conservative Wealth Strategy	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts	Unrealized appreciation of forward currency exchange contracts	$12,823		Unrealized depreciation of forward currency exchange contracts	$21,863
Interest rate contracts	Unrealized appreciation on interest rate swap contracts	8,952		Unrealized depreciation on interest rate swap contracts	195,099
Equity contracts	Receivable/Payable for variation margin on futures contracts	3,709	*
Equity contracts	Investments in securities, at value	3,270
Equity contracts				Options written, at value	503

Total		$28,754			$217,465

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of futures contracts as reported in the portfolio of investments.

116	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Notes to Financial Statements

The effect of derivative instruments on the statement of operations for the year ended August 31, 2012:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives		Change in Unrealized Appreciation or (Depreciation)
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	$(17,514)		$(27,913)

Interest rate contracts	Net realized gain (loss) on swap contracts; Net change in unrealized appreciation/depreciation of swap contracts	(27,500)		86,561

Equity contracts	Net realized gain (loss) on futures contracts; Net change in unrealized appreciation/depreciation of futures contracts	(7,076)		10,391

Equity contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	– 0	–	(17,208)

Equity contracts	Net realized gain (loss) on options written; Net change in unrealized appreciation/depreciation of options written	– 0	–	7,698

Total		$(52,090)		$59,529

For the year ended August 31, 2012, the average monthly principal amount of foreign currency exchange contracts was $4,647,241, the average monthly notional amount of swap contracts was $8,192,308 and the average monthly original value of futures contracts was $29,678. For three months of the year, the average monthly cost of purchased options contracts was $20,478.

2. Currency Transactions

The Strategies may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Strategies may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Strategies may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Strategies and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	117

Notes to Financial Statements

may be more efficient than a direct investment in a foreign currency-denominated security. The Strategies may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E

Shares of Beneficial Interest

Transactions in shares of beneficial interest for each class were as follows:

	Tax-Managed Wealth Appreciation Strategy
	Shares		Amount
	Year Ended August 31, 2012	Year Ended August 31, 2011	Year Ended August 31, 2012	Year Ended August 31, 2011

Class A
Shares sold	92,048	198,759	$1,059,450	$2,394,672

Shares issued in reinvestment of dividends	40,912	39,988	436,534	479,852

Shares converted from Class B	173,343	14,799	2,023,837	179,294

Shares redeemed	(913,468)	(1,884,577)	(10,477,353)	(22,689,401)

Net decrease	(607,165)	(1,631,031)	$(6,957,532)	$(19,635,583)

Class B
Shares sold	6,851	6,995	$77,779	$82,920

Shares issued in reinvestment of dividends	2,061	2,130	21,723	25,193

Shares converted to Class A	(175,963)	(15,071)	(2,023,837)	(179,294)

Shares redeemed	(141,104)	(268,603)	(1,581,507)	(3,184,803)

Net decrease	(308,155)	(274,549)	$(3,505,842)	$(3,255,984)

Class C
Shares sold	26,904	90,255	$309,386	$1,076,243

Shares issued in reinvestment of dividends	7,357	6,075	77,611	71,995

Shares redeemed	(488,956)	(845,462)	(5,544,586)	(10,070,836)

Net decrease	(454,695)	(749,132)	$(5,157,589)	$(8,922,598)

Advisor Class
Shares sold	15,627,486	13,789,003	$180,229,095	$168,203,504

Shares issued in reinvestment of dividends	272,450	266,705	2,912,492	3,208,460

Shares redeemed	(14,306,742)	(13,057,212)	(166,135,275)	(159,174,133)

Net increase	1,593,194	998,496	$17,006,312	$12,237,831

118	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Notes to Financial Statements

	Tax-Managed Balanced Wealth Strategy
	Shares		Amount
	Year Ended August 31, 2012	Year Ended August 31, 2011	Year Ended August 31, 2012	Year Ended August 31, 2011

Class A
Shares sold	231,292	612,302	$2,787,129	$7,410,929

Shares issued in reinvestment of dividends	145,996	200,330	1,764,652	2,401,177

Shares converted from Class B	467,226	55,731	5,657,789	678,768

Shares redeemed	(2,591,761)	(3,601,195)	(31,100,883)	(43,640,091)

Net decrease	(1,747,247)	(2,732,832)	$(20,891,313)	$(33,149,217)

Class B
Shares sold	23,577	33,656	$285,026	$407,881

Shares issued in reinvestment of dividends	12,618	23,780	151,160	286,373

Shares converted to Class A	(466,766)	(55,663)	(5,657,789)	(678,768)

Shares redeemed	(293,191)	(548,455)	(3,552,882)	(6,645,147)

Net decrease	(723,762)	(546,682)	$(8,774,485)	$(6,629,661)

Class C
Shares sold	104,414	251,256	$1,263,720	$3,061,227

Shares issued in reinvestment of dividends	31,327	48,982	378,695	591,612

Shares redeemed	(874,775)	(1,254,775)	(10,535,648)	(15,252,377)

Net decrease	(739,034)	(954,537)	$(8,893,233)	$(11,599,538)

Advisor Class
Shares sold	1,013,677	549,638	$12,140,500	$6,661,024

Shares issued in reinvestment of dividends	22,916	19,825	278,352	238,052

Shares redeemed	(630,487)	(261,375)	(7,513,827)	(3,162,699)

Net increase	406,106	308,088	$4,905,025	$3,736,377

	Tax-Managed Conservative Wealth Strategy
	Shares		Amount
	Year Ended August 31, 2012	Year Ended August 31, 2011	Year Ended August 31, 2012	Year Ended August 31, 2011

Class A
Shares sold	245,499	383,247	$2,692,160	$4,240,102

Shares issued in reinvestment of dividends	55,968	90,779	616,797	995,895

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	119

Notes to Financial Statements

	Tax-Managed Conservative Wealth Strategy
	Shares		Amount
	Year Ended August 31, 2012	Year Ended August 31, 2011	Year Ended August 31, 2012	Year Ended August 31, 2011

Shares converted from Class B	194,937	108,197	$2,152,291	$1,201,589

Shares redeemed	(1,395,746)	(1,848,450)	(15,373,201)	(20,458,712)

Net decrease	(899,342)	(1,266,227)	$(9,911,953)	$(14,021,126)

Class B
Shares sold	15,574	7,735	$175,957	$88,119

Shares issued in reinvestment of dividends	2,743	7,882	30,672	88,949

Shares converted to Class A	(189,684)	(105,396)	(2,152,291)	(1,201,589)

Shares redeemed	(123,167)	(306,843)	(1,394,750)	(3,492,497)

Net decrease	(294,534)	(396,622)	$(3,340,412)	$(4,517,018)

Class C
Shares sold	58,605	142,216	$662,484	$1,618,775

Shares issued in reinvestment of dividends	9,712	19,626	109,217	221,962

Shares redeemed	(470,022)	(643,794)	(5,331,592)	(7,331,646)

Net decrease	(401,705)	(481,952)	$(4,559,891)	$(5,490,909)

Advisor Class
Shares sold	147,914	19,952	$1,625,809	$224,178

Shares issued in reinvestment of dividends	6,825	7,465	75,617	82,053

Shares redeemed	(165,123)	(36,936)	(1,836,058)	(411,504)

Net decrease	(10,384)	(9,519)	$(134,632)	$(105,273)

For the year ended August 31, 2012, the Tax-Managed Balanced Wealth Strategy received $5,573 related to a third-party’s settlement of regulatory proceedings involving allegations of improper trading. This amount is presented in the Strategy’s statement of changes in net assets. Neither the Strategy nor its affiliates were involved in the proceedings or the calculation of the payment.

NOTE F

Risks Involved in Investing in the Strategies

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of the Strategies’ investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Strategies’ investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for

120	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Notes to Financial Statements

medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Strategies’ investments or reduce the returns of the Strategies. For example, the value of the Strategies’ investments in foreign currency-denominated securities or currencies may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar). Currency markets are generally not as regulated as securities markets. Independent of the Strategies’ investments denominated in foreign currencies, the Strategies’ positions in various foreign currencies may cause the Strategies to experience investment losses due to the changes in exchange rates and interest rates.

Derivatives Risk—The Strategies may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Strategies, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

Indemnification Risk—In the ordinary course of business, the Strategies enter into contracts that contain a variety of indemnifications. The Strategies’ maximum exposure under these arrangements is unknown. However, the Strategies have not had prior claims or losses pursuant to these indemnification provisions and expect the risk of loss thereunder to be remote. Therefore, the Strategies have not accrued any liability in connection with these indemnification provisions.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Strategies, participate in a $140 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Strategies did not utilize the Facility during the year ended August 31, 2012.

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	121

Notes to Financial Statements

NOTE H

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended August 31, 2012 and August 31, 2011 were as follows:

Tax-Managed Wealth Appreciation Strategy	2012	2011
Distributions paid from:
Ordinary income	$9,038,732	$7,704,799

Total taxable distributions	9,038,732	7,704,799

Total distributions paid	$9,038,732	$7,704,799

Tax-Managed Balanced Wealth Strategy	2012	2011
Distributions paid from:
Ordinary income	$1,225,550	$1,912,723

Total taxable distributions	1,225,550	1,912,723
Tax exempt distributions	1,730,112	2,127,768

Total distributions paid	$2,955,662	$4,040,491

Tax-Managed Conservative Wealth Strategy	2012	2011
Distributions paid from:
Ordinary income	$447,554	$453,831

Total taxable distributions	447,554	453,831
Tax exempt distributions	506,208	1,143,813

Total distributions paid	$953,762	$1,597,644

As of August 31, 2012, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Tax-Managed Strategy	Undistributed Ordinary Income (a)	Accumulated Capital and Other Losses (b)	Unrealized Appreciation/ (Depreciation) (c)	Total Accumulated Earnings/ (Deficit)
Wealth Appreciation	$1,891,082	$(112,969,767)	$33,689,038	$(77,389,647)
Balanced Wealth	84,865	(9,573,522)	9,573,255	84,598
Conservative Wealth	26,407	(309,920)	3,016,404	2,732,891

(a)	All amounts reflect taxable income: no amounts include tax exempt income.

(b)

During the fiscal year ended August 31, 2012 all three Strategies utilized capital loss carryforwards to offset current year net realized gains, and the three Strategies also had net capital loss carryforwards at August 31, 2012. Tax-Managed Wealth Appreciation Strategy utilized $25,498,640 of capital loss carryforwards during the fiscal year, and had a net capital loss carryforward of $107,679,567 at fiscal year end. Tax-Managed Balanced Wealth Strategy utilized $7,857,670 of capital loss carryforwards during the fiscal year, and had a net capital loss carryforward of $9,360,438 at fiscal year end. Tax-Managed Conservative Wealth Strategy utilized $2,916,891 of capital loss carryforwards during the fiscal year, and had a net capital loss carryforward of $208,753 at fiscal year end. Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Strategy’s next taxable year. Tax-Managed Wealth Appreciation Strategy, Tax-Managed Balanced Wealth Strategy, and Tax-Managed Conservative Wealth Strategy elected to defer $5,290,200, $213,084, and $101,167, respectively, of post-October short-term capital losses that are deemed to arise on September 1, 2012.

(c)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the tax treatment of passive foreign investment companies (PFICs) and partnership investments, return of capital distributions received from underlying securities, and the realization for tax purposes of gains/losses on certain derivative instruments.

122	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Notes to Financial Statements

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Under the Regulated Investment Company Modernization Act of 2010, funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period. These post-enactment capital losses must be utilized prior to the pre-enactment capital losses, which are subject to expiration. Post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered short-term as under previous regulation.

As of August 31, 2012, the Strategies had net capital loss carryforwards which will expire as follows:

Tax-Managed Strategy	SHORT-TERM AMOUNT	LONG-TERM AMOUNT	EXPIRATION
Wealth Appreciation	$107,679,567	n/a	$2018
Balanced Wealth	9,360,438	n/a	2018
Conservative Wealth	208,753	n/a	2018

During the current fiscal year, the Strategies had adjustments due to permanent differences. Permanent differences have no effect on net assets. The effect of such permanent differences on each Strategy -- primarily due to reclassifications of foreign currency and foreign capital gains tax, the tax treatment of passive foreign investment companies (PFICs), return of capital distributions received from underlying securities, consent fee reclassifications, and the tax treatment of swaps -- is reflected as an adjustment to the components of capital as of August 31, 2012 as shown below:

Tax-Managed Strategy	Increase(Decrease) to Additional Paid-In Capital			Increase(Decrease) to Undistributed Net Investment Income(Loss)	Increase(Decrease) to Accumulated Net Realized Loss on Investment and Foreign Currency Transactions
Wealth Appreciation	$	– 0	–	$(1,535,029)	$1,535,029
Balanced Wealth		– 0	–	(183,015)	183,015
Conservative Wealth		– 0	–	(52,073)	52,073

NOTE I

Recent Accounting Pronouncement

In December 2011, the Financial Accounting Standards Board issued an Accounting Standards Update (“ASU”) related to disclosures about offsetting assets and liabilities in financial statements. The amendments in this update require an entity to disclose both gross and net information for derivatives and other financial instruments that are either offset in the statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. The ASU is effective during interim or annual reporting periods beginning on or after January 1, 2013. At this time, management is evaluating the implication of this ASU and its impact on the financial statements has not been determined.

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	123

Notes to Financial Statements

NOTE J

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Strategies’ financial statements through this date.

124	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Tax-Managed Wealth Appreciation Strategy
Class A
Year Ended August 31,
2012	2011	2010	2009	2008

Net asset value, beginning of period	$ 11.36	$ 10.18	$ 10.35	$ 12.98	$ 15.94

Income From Investment Operations
Net investment income(a)	.11	.10	.09	.14	.17
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.53	1.20	(.12)	(2.65)	(2.58)
Contributions from Adviser	– 0	–	– 0	–	– 0	–	.00	(b)	.00	(b)

Net increase (decrease) in net asset value from operations	.64	1.30	(.03)	(2.51)	(2.41)

Less: Dividends and Distributions
Dividends from net investment income	(.15)	(.12)	(.14)	(.12)	(.14)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	(.41)

Total dividends and distributions	(.15)	(.12)	(.14)	(.12)	(.55)

Net asset value, end of period	$ 11.85	$ 11.36	$ 10.18	$ 10.35	$ 12.98

Total Return
Total investment return based on net asset value(c)	5.76	%*	12.74	%*	(.37	)%*	(19.21)%	(15.63)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$33,959	$39,441	$51,952	$72,253	$121,356
Ratio to average net assets of:
Expenses	1.08%	1.05	%(d)	1.05	%(d)	1.11%	1.10%
Net investment income	.93%	.82	%(d)	.83	%(d)	1.58%	1.18%
Portfolio turnover rate	93%	73%	82%	111%	50%

See footnote summary on page 137.

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	125

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Tax-Managed Wealth Appreciation Strategy
Class B
Year Ended August 31,
2012	2011	2010	2009	2008

Net asset value, beginning of period	$ 11.14	$ 9.99	$ 10.16	$ 12.70	$ 15.61

Income From Investment Operations
Net investment income(a)	.02	.01	.01	.07	.07
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.54	1.17	(.11)	(2.59)	(2.54)
Contributions from Adviser	– 0	–	– 0	–	– 0	–	.00	(b)	.00	(b)

Net increase (decrease) in net asset value from operations	.56	1.18	(.10)	(2.52)	(2.47)

Less: Dividends and Distributions
Dividends from net investment income	(.04)	(.03)	(.07)	(.02)	(.03)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	(.41)

Total dividends and distributions	(.04)	(.03)	(.07)	(.02)	(.44)

Net asset value, end of period	$ 11.66	$ 11.14	$ 9.99	$ 10.16	$ 12.70

Total Return
Total investment return based on net asset value(c)	5.08	%*	11.83	%*	(1.06	)%*	(19.85)%	(16.24)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$4,043	$7,297	$9,283	$12,827	$22,322
Ratio to average net assets of:
Expenses	1.82%	1.81	%(d)	1.81	%(d)	1.86%	1.82%
Net investment income	.19%	.07	%(d)	.06	%(d)	.81%	.45%
Portfolio turnover rate	93%	73%	82%	111%	50%

See footnote summary on page 137.

126	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Tax-Managed Wealth Appreciation Strategy
Class C
Year Ended August 31,
2012	2011	2010	2009	2008

Net asset value, beginning of period	$ 11.16	$ 10.00	$ 10.17	$ 12.71	$ 15.62

Income From Investment Operations
Net investment income(a)	.03	.01	.01	.08	.07
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.53	1.18	(.11)	(2.60)	(2.54)
Contributions from Adviser	– 0	–	– 0	–	– 0	–	.00	(b)	.00	(b)

Net increase (decrease) in net asset value from operations	.56	1.19	(.10)	(2.52)	(2.47)

Less: Dividends and Distributions
Dividends from net investment income	(.05)	(.03)	(.07)	(.02)	(.03)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	(.41)

Total dividends and distributions	(.05)	(.03)	(.07)	(.02)	(.44)

Net asset value, end of period	$ 11.67	$ 11.16	$ 10.00	$ 10.17	$ 12.71

Total Return
Total investment return based on net asset value(c)	5.09	%*	11.92	%*	(1.06	)%*	(19.84)%	(16.23)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$18,337	$22,611	$27,754	$34,643	$57,982
Ratio to average net assets of:
Expenses	1.79%	1.78	%(d)	1.78	%(d)	1.83%	1.81%
Net investment income	.22%	.10	%(d)	.09	%(d)	.84%	.48%
Portfolio turnover rate	93%	73%	82%	111%	50%

See footnote summary on page 137.

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	127

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Tax-Managed Wealth Appreciation Strategy
Advisor Class
Year Ended August 31,
2012	2011	2010	2009	2008

Net asset value, beginning of period	$ 11.42	$ 10.23	$ 10.40	$ 13.07	$ 16.05

Income From Investment Operations
Net investment income(a)	.14	.14	.12	.17	.22
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.53	1.21	(.12)	(2.68)	(2.61)
Contributions from Adviser	– 0	–	– 0	–	– 0	–	.00	(b)	.00	(b)

Net increase (decrease) in net asset value from operations	.67	1.35	– 0	–	(2.51)	(2.39)

Less: Dividends and Distributions
Dividends from net investment income	(.19)	(.16)	(.17)	(.16)	(.18)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	(.41)

Total dividends and distributions	(.19)	(.16)	(.17)	(.16)	(.59)

Net asset value, end of period	$ 11.90	$ 11.42	$ 10.23	$ 10.40	$ 13.07

Total Return
Total investment return based on net asset value(c)	6.04	%*	13.13	%*	(.11	)%*	(19.00)%	(15.41)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$552,610	$511,697	$448,476	$409,753	$346,868
Ratio to average net assets of:
Expenses	.78%	.77	%(d)	.78	%(d)	.82%	.80%
Net investment income	1.23%	1.13	%(d)	1.12	%(d)	1.83%	1.52%
Portfolio turnover rate	93%	73%	82%	111%	50%

See footnote summary on page 137.

128	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Tax-Managed Balanced Wealth Strategy
	Class A
	Year Ended August 31,
	2012		2011		2010		2009	2008

Net asset value, beginning of period	$ 11.88		$ 11.29		$ 11.07		$ 11.94	$ 12.86

Income From Investment Operations
Net investment income(a)	.18		.21		.20		.23	.25
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.44		.63		.22		(.87)	(.92)
Contributions from Adviser	– 0	–	– 0	–	– 0	–	.00 (b)	.00 (b)

Net increase (decrease) in net asset value from operations	.62		.84		.42		(.64)	(.67)

Less: Dividends
Dividends from net investment income	(.22)		(.25)		(.20)		(.23)	(.25)

Net asset value, end of period	$ 12.28		$ 11.88		$ 11.29		$ 11.07	$ 11.94

Total Return
Total investment return based on net asset value(c)	5.26	%*	7.39	%*	3.76	%*	(5.14)%	(5.26)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$97,866		$115,446		$140,601		$174,795	$209,200
Ratio to average net assets of:
Expenses	1.19%		1.17	%(d)	1.11	%(d)	1.10%	1.08%
Net investment income	1.53%		1.71	%(d)	1.72	%(d)	2.21%	2.03%
Portfolio turnover rate	55%		41%		44%		54%	48%

See footnote summary on page 137.

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	129

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Tax-Managed Balanced Wealth Strategy
	Class B
	Year Ended August 31,
	2012		2011		2010		2009	2008

Net asset value, beginning of period	$ 11.88		$ 11.30		$ 11.08		$ 11.94	$ 12.87

Income From Investment Operations
Net investment income(a)	.10		.12		.12		.15	.16
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.43		.62		.22		(.85)	(.93)
Contributions from Adviser	– 0	–	– 0	–	– 0	–	.00 (b)	.00 (b)

Net increase (decrease) in net asset value from operations	.53		.74		.34		(.70)	(.77)

Less: Dividends
Dividends from net investment income	(.12)		(.16)		(.12)		(.16)	(.16)

Net asset value, end of period	$ 12.29		$ 11.88		$ 11.30		$ 11.08	$ 11.94

Total Return
Total investment return based on net asset value(c)	4.49	%*	6.54	%*	3.02	%*	(5.78)%	(6.03)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$11,386		$19,606		$24,819		$31,658	$44,855
Ratio to average net assets of:
Expenses	1.91%		1.89	%(d)	1.83	%(d)	1.83%	1.81%
Net investment income	.82%		.98	%(d)	1.00	%(d)	1.48%	1.29%
Portfolio turnover rate	55%		41%		44%		54%	48%

See footnote summary on page 137.

130	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Tax-Managed Balanced Wealth Strategy
	Class C
	Year Ended August 31,
	2012		2011		2010		2009		2008

Net asset value, beginning of period	$ 11.92		$ 11.33		$ 11.11		$ 11.97		$ 12.89

Income From Investment Operations
Net investment income(a)	.10		.12		.12		.15		.17
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.43		.63		.22		(.85)		(.93)
Contributions from Adviser	– 0	–	– 0	–	– 0	–	.00	(b)	.00	(b)

Net increase (decrease) in net asset value from operations	.53		.75		.34		(.70)		(.76)

Less: Dividends
Dividends from net investment income	(.13)		(.16)		(.12)		(.16)		(.16)

Net asset value, end of period	$ 12.32		$ 11.92		$ 11.33		$ 11.11		$ 11.97

Total Return
Total investment return based on net asset value(c)	4.48	%*	6.62	%*	3.01	%*	(5.76	) %	(5.94	) %
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$35,615		$43,257		$51,940		$61,986		$76,247
Ratio to average net assets of:
Expenses	1.90%		1.87	%(d)	1.82	%(d)	1.81%		1.79%
Net investment income	.83%		1.00	%(d)	1.02	%(d)	1.50%		1.32%
Portfolio turnover rate	55%		41%		44%		54%		48%

See footnote summary on page 137.

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	131

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Tax-Managed Balanced Wealth Strategy
	Advisor Class
	Year Ended August 31,
	2012		2011		2010		2009	2008

Net asset value, beginning of period	$ 11.89		$ 11.31		$ 11.08		$ 11.95	$ 12.88

Income From Investment Operations
Net investment income(a)	.22		.25		.23		.26	.30
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.44		.61		.23		(.86)	(.94)
Contributions from Adviser	– 0	–	– 0	–	– 0	–	.00 (b)	.00 (b)

Net increase (decrease) in net asset value from operations	.66		.86		.46		(.60)	(.64)

Less: Dividends
Dividends from net investment income	(.26)		(.28)		(.23)		(.27)	(.29)

Net asset value, end of period	$ 12.29		$ 11.89		$ 11.31		$ 11.08	$ 11.95

Total Return
Total investment return based on net asset value(c)	5.58	%*	7.59	%*	4.16	%*	(4.85)%	(5.05)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$22,824		$17,257		$12,919		$8,687	$8,927
Ratio to average net assets of:
Expenses	.90%		.87	%(d)	.82	%(d)	.80%	.78%
Net investment income	1.83%		2.02	%(d)	2.06	%(d)	2.50%	2.34%
Portfolio turnover rate	55%		41%		44%		54%	48%

See footnote summary on page 137.

132	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Tax-Managed Conservative Wealth Strategy
Class A
Year Ended August 31,
2012	2011	2010	2009	2008

Net asset value, beginning of period	$ 10.94	$ 10.59	$ 10.44	$ 11.01	$ 11.83

Income From Investment Operations
Net investment income(a)(e)	.13	.16	.18	.22	.24
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.27	.39	.14	(.52)	(.42)
Contributions from Adviser	– 0	–	– 0	–	– 0	–	.00	(b)	– 0	–

Net increase (decrease) in net asset value from operations	.40	.55	.32	(.30)	(.18)

Less: Dividends and Distributions
Dividends from net investment income	(.15)	(.20)	(.17)	(.23)	(.24)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	(.04)	(.40)

Total dividends and distributions	(.15)	(.20)	(.17)	(.27)	(.64)

Net asset value, end of period	$ 11.19	$ 10.94	$ 10.59	$ 10.44	$ 11.01

Total Return
Total investment return based on net asset value(c)	3.72	%*	5.19%	3.07%	(2.57)%	(1.65)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$45,221	$54,035	$65,732	$73,643	$82,615
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.20%	1.20	%(d)	1.20	%(d)	1.20%	1.20%
Expenses, before waivers/reimbursements	1.47%	1.35	%(d)	1.27	%(d)	1.25%	1.24%
Net investment income(e)	1.18%	1.49	%(d)	1.63	%(d)	2.23%	2.10%
Portfolio turnover rate	51%	37%	41%	48%	65%

See footnote summary on page 137.

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	133

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Tax-Managed Conservative Wealth Strategy
Class B
Year Ended August 31,
2012	2011	2010	2009	2008

Net asset value, beginning of period	$ 11.23	$ 10.86	$ 10.70	$ 11.27	$ 12.10

Income From Investment Operations
Net investment income(a)(e)	.06	.09	.10	.16	.16
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.27	.40	.15	(.54)	(.44)
Contributions from Adviser	– 0	–	– 0	–	– 0	–	.00	(b)	– 0	–

Net increase (decrease) in net asset value from operations	.33	.49	.25	(.38)	(.28)

Less: Dividends and Distributions
Dividends from net investment income	(.06)	(.12)	(.09)	(.15)	(.15)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	(.04)	(.40)

Total dividends and distributions	(.06)	(.12)	(.09)	(.19)	(.55)

Net asset value, end of period	$ 11.50	$ 11.23	$ 10.86	$ 10.70	$ 11.27

Total Return
Total investment return based on net asset value(c)	2.93	%*	4.46%	2.35%	(3.25)%	(2.42)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$4,562	$7,758	$11,813	$16,376	$24,534
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.90%	1.90	%(d)	1.90	%(d)	1.90%	1.90%
Expenses, before waivers/reimbursements	2.20%	2.07	%(d)	1.99	%(d)	1.98%	1.97%
Net investment income(e)	.50%	.78	%(d)	.92	%(d)	1.54%	1.40%
Portfolio turnover rate	51%	37%	41%	48%	65%

See footnote summary on page 137.

134	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Tax-Managed Conservative Wealth Strategy
Class C
Year Ended August 31,
2012	2011	2010	2009	2008

Net asset value, beginning of period	$ 11.24	$ 10.88	$ 10.71	$ 11.28	$ 12.11

Income From Investment Operations
Net investment income(a)(e)	.05	.09	.10	.16	.16
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.29	.39	.16	(.54)	(.44)
Contributions from Adviser	– 0	–	– 0	–	– 0	–	.00	(b)	– 0	–

Net increase (decrease) in net asset value from operations	.34	.48	.26	(.38)	(.28)

Less: Dividends and Distributions
Dividends from net investment income	(.07)	(.12)	(.09)	(.15)	(.15)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	(.04)	(.40)

Total dividends and distributions	(.07)	(.12)	(.09)	(.19)	(.55)

Net asset value, end of period	$ 11.51	$ 11.24	$ 10.88	$ 10.71	$ 11.28

Total Return
Total investment return based on net asset value(c)	3.02	%*	4.37%	2.44%	(3.25)%	(2.42)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$18,499	$22,580	$27,088	$30,079	$36,443
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.90%	1.90	%(d)	1.90	%(d)	1.90%	1.90%
Expenses, before waivers/reimbursements	2.17%	2.05	%(d)	1.97	%(d)	1.96%	1.95%
Net investment income(e)	.48%	.79	%(d)	.93	%(d)	1.53%	1.40%
Portfolio turnover rate	51%	37%	41%	48%	65%

See footnote summary on page 137.

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	135

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Tax-Managed Conservative Wealth Strategy
Advisor Class
Year Ended August 31,
2012	2011	2010	2009	2008

Net asset value, beginning of period	$ 10.96	$ 10.61	$ 10.46	$ 11.03	$ 11.85

Income From Investment Operations
Net investment income(a)(e)	.16	.20	.21	.25	.28
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.28	.38	.14	(.52)	(.43)
Contributions from Adviser	– 0	–	– 0	–	– 0	–	.00	(b)	– 0	–

Net increase (decrease) in net asset value from operations	.44	.58	.35	(.27)	(.15)

Less: Dividends and Distributions
Dividends from net investment income	(.19)	(.23)	(.20)	(.26)	(.27)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	(.04)	(.40)

Total dividends and distributions	(.19)	(.23)	(.20)	(.30)	(.67)

Net asset value, end of period	$ 11.21	$ 10.96	$ 10.61	$ 10.46	$ 11.03

Total Return
Total investment return based on net asset value(c)	4.04	%*	5.51%	3.37%	(2.27)%	(1.36)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$4,909	$4,913	$4,859	$5,423	$5,693
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.90%	.90	%(d)	.90	%(d)	.90%	.90%
Expenses, before waivers/reimbursements	1.17%	1.05	%(d)	.97	%(d)	.95%	.95%
Net investment income(e)	1.47%	1.79	%(d)	1.93	%(d)	2.54%	2.41%
Portfolio turnover rate	51%	37%	41%	48%	65%

See footnote summary on page 137.

136	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Financial Highlights

(a)	Based on average shares outstanding.

(b)	Amount is less than $.005.

(c)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on strategy distributions or the redemption of strategy shares. Total investment return calculated for a period of less than one year is not annualized.

(d)	The ratio includes expenses attributable to costs of proxy solicitation.

(e)	Net of fees and expenses waived/reimbursed by the Adviser.

*	Includes the impact of proceeds received and credited to the Strategy resulting from class action settlements, which enhanced the performance for the Tax-Managed Wealth Appreciation Strategy for the years ended August 31, 2012, August 31, 2011 and August 31, 2010 by 0.01%, 0.01% and 0.01%, respectively, Tax-Managed Balanced Wealth Strategy for the years ended August 31, 2012, August 31, 2011 and August 31, 2010 by 0.02%, 0.01% and 0.04%, respectively, and of Tax-Managed Conservative Wealth Strategy for the year ended August 31, 2012 by 0.01%.

See notes to financial statements.

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	137

Financial Highlights

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Trustees of The AllianceBernstein Portfolios and Shareholders of AllianceBernstein Tax-Managed Wealth Appreciation Strategy, AllianceBernstein Tax-Managed Balanced Wealth Strategy and AllianceBernstein Tax-Managed Conservative Wealth Strategy

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of AllianceBernstein Tax-Managed Wealth Appreciation Strategy, AllianceBernstein Tax-Managed Balanced Wealth Strategy and AllianceBernstein Tax-Managed Conservative Wealth Strategy (the “Strategies”), each a series of The AllianceBernstein Portfolios, as of August 31, 2012, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Strategies’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the two years in the period ended August 31, 2009, were audited by other auditors whose report dated October 27, 2009 expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Strategies’ internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Strategies’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2012 by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AllianceBernstein Tax-Managed Wealth Appreciation Strategy, AllianceBernstein Tax-Managed Balanced Wealth Strategy and AllianceBernstein Tax-Managed Conservative Wealth Strategy of The AllianceBernstein Portfolios at August 31, 2012, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended in conformity with U.S. generally accepted accounting principles.

New York, New York

October 29, 2012

138	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Report of Independent Registered Public Accounting Firm

2012 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by each applicable Strategy during the taxable year ended August 31, 2012. For corporate shareholders, the following percentages of dividends paid by each Strategy qualify for the dividends received deduction. Additionally, for foreign shareholders the following percentages of dividends paid by each Strategy may be considered to be qualifying to be taxed as interest-related dividends.

Tax-Managed Strategy	Dividends Received Deduction% (corporate shareholders)	% of Qualified Interest Income (foreign shareholders)
Wealth Appreciation	80.37%	0.00%
Balanced Wealth	85.35%	100.00%
Conservative Wealth	78.99%	100.00%

For the taxable year ended August 31, 2012, each Strategy designates the following amounts as the maximum amount that may be considered qualified dividend income for individual shareholders:

Tax-Managed Strategy	Qualified Dividend Income
Wealth Appreciation	$11,062,872
Balanced Wealth	1,466,819
Conservative Wealth	407,942

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2013.

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	139

2012 Federal Tax Information

TRUSTEES

William H. Foulk, Jr.(1) , Chairman John H. Dobkin(1) Michael J. Downey(1) D. James Guzy(1) Nancy P. Jacklin(1)	Robert M. Keith, President and Chief Executive Officer Garry L. Moody(1) Marshall C. Turner, Jr.(1) Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Dokyoung Lee(2), Vice President Seth J. Masters(2), Vice President Christopher H. Nikolich(2), Vice President	Patrick J. Rudden(2) , Vice President Emilie D. Wrapp, Clerk Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller and Chief Accounting Officer

Custodian and Accounting Agent

State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Legal Counsel

Seward & Kissel LLP

One Battery Park Plaza

New York, NY 10004

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public

Accounting Firm

Ernst & Young LLP

5 Times Square

New York, NY 10036

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee. Mr. Foulk and Ms. Jacklin are members of the Fair Value Pricing Committee.

(2)	The day-to-day management of, and investment decisions for, each Strategy’s portfolio are made by the Adviser’s Multi-Asset Solutions Team. Messrs. Lee, Masters, Nikolich and Rudden are the members of the Adviser’s Multi-Asset Solutions Team primarily responsible for the day-to-day management of each Strategy’s portfolio.

140	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Trustees

MANAGEMENT OF THE FUND

Board of Trustees Information

The business and affairs of the Fund are managed under the direction of the Board of Trustees. Certain information concerning the Fund’s Trustees is set forth below.

NAME, ADDRESS*, AND AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER TRUSTEESHIP HELD BY TRUSTEE IN PAST FIVE YEARS
INTERESTED TRUSTEE
Robert M. Keith, + 1345 Avenue of the Americas New York, NY 10105 52 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AllianceBernstein Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	100	None

DISINTERESTED TRUSTEES
William H. Foulk, Jr., #, ## Chairman of the Board 80 (1998)	Investment Adviser and an Independent Consultant since prior to 2007. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AllianceBernstein Funds since 1983 and has been Chairman of the AllianceBernstein Funds and of the Independent Directors Committee of such Funds since 2003. He is also active in a number of mutual fund related organizations and committees.	100	None

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	141

Management of the Fund

NAME, ADDRESS*, AND AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER TRUSTEESHIP HELD BY TRUSTEE IN PAST FIVE YEARS
DISINTERESTED TRUSTEES (continued)
John H. Dobkin, # 70 (1999)	Independent Consultant since prior to 2007. Formerly, President of Save Venice, Inc. (preservation organization) from 2001-2002; Senior Advisor from June 1999-June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989-May 1999. Previously, Director of the National Academy of Design. He has served as a director or trustee of various AllianceBernstein Funds since 1992, and as Chairman of the Audit Committees of a number of such Funds from 2001-2008.	100	None

Michael J. Downey, # 68 (2005)	Private Investor since prior to 2007. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities, Inc. He has served as a director or trustee of the AllianceBernstein Funds since 2005 and is a director of two other registered investment companies (and Chairman of one of them).	100	Asia Pacific Fund, Inc. and The Merger Fund since prior to 2007, and Prospect Acquisition Corp. (financial services) from 2007 until 2009

D. James Guzy, # 76 (2005)	Chairman of the Board of PLX Technology (semi-conductors) and of SRC Computers Inc., with which he has been associated since prior to 2007. He was a director of Intel Corporation (semi-conductors) from 1969 until 2008 and served as Chairman of the Finance Committee of such company for several years until May 2008. He has served as a director or trustee of one or more of the AllianceBernstein Funds since 1982.	100	Cirrus Logic Corporation (semi-conductors) and PLX Technology (semi-conductors) since prior to 2007 and Intel Corporation (semi-conductors) since prior to 2007 until 2008

142	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Management of the Fund

NAME, ADDRESS*, AND AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER TRUSTEESHIP HELD BY TRUSTEE IN PAST FIVE YEARS
DISINTERESTED TRUSTEES (continued)
Nancy P. Jacklin, #, ## 64 (2006)	Professorial Lecturer at the Johns Hopkins School of Advanced International Studies since 2008. Formerly, U.S. Executive Director of the International Monetary Fund (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AllianceBernstein Funds since 2006.	100	None

Garry L. Moody, # 60 (2008)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP, (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995); and Partner, Ernst & Young LLP, (1975-1993), where he served as the National Director of Mutual Fund Tax Services. He is also a member of the Governing Council of the Independent Directors Council (IDC), an organization of independent directors of mutual funds. He has served as a director or trustee, and as Chairman of the Audit Committee, of the AllianceBernstein Funds since 2008.	100	None

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	143

Management of the Fund

NAME, ADDRESS*, AND AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER TRUSTEESHIP HELD BY TRUSTEE IN PAST FIVE YEARS
DISINTERESTED TRUSTEES (continued)
Marshall C. Turner, Jr., # 71 (2005)	Private Investor since prior to 2007. Interim CEO of MEMC Electronic Materials, Inc. (semi-conductor and solar cell substrates) from November 2008 until March 2009. He was Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing), 2003-2005, and President and CEO, 2005-2006, after the company was acquired and renamed Toppan Photomasks, Inc. He has extensive experience in venture capital investing including prior service as general partner of three institutional venture capital partnerships, and serves on the boards of a number of education and science-related non-profit organizations. He has served as a director or trustee of one or more of the AllianceBernstein Funds since 1992.	100	Xilinx, Inc. (programmable logic semi-conductors) and MEMC Electronic Materials, Inc. (semi-conductor and solar cell substrates) since prior to 2007

Earl D. Weiner, # 73 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and member of ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AllianceBernstein Funds since 2007 and is Chairman of the Governance and Nominating Committees of the Funds.	100	None

144	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Management of the Fund

*	The address for each of the Fund’s disinterested Trustees is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Trustees.

***	The information above includes each Trustee’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Trustee’s qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the Fund.

+	Mr. Keith is an “interested person” of the Fund, as defined in the 1940 Act, due to his position as a Senior Vice President of the Adviser.

#	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

##	Member of the Fair Value Pricing Committee.

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	145

Management of the Fund

Officer Information

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	POSITIONS HELD WITH TRUST	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Robert M. Keith 52	President and Chief Executive Officer	See biography above.

Philip L. Kirstein 67	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AllianceBernstein Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick and Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to March 2003.

Dokyoung Lee 46	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2007.

Seth J. Masters 53	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2007.

Christopher H. Nikolich 43	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2007.

Patrick J. Rudden 49	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2007.

Emilie D. Wrapp 56	Clerk	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2007.

Joseph J. Mantineo 53	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2007.

Phyllis J. Clarke 51	Controller and Chief Accounting Officer	Vice President of ABIS**, with which she has been associated since prior to 2007.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (SAI) has additional information about the Fund’s Trustees and Officers and is available without charge upon request. Contact your financial representative or AllianceBernstein at (800) 227-4618, or visit www.alliancebernstein.com, for a free prospectus or SAI.

146	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Management of the Fund

Information Regarding the Review and Approval of the Investment Advisory Agreement in Respect of Each Strategy

The disinterested trustees (the “trustees”) of The AllianceBernstein Portfolios (the “Trust”) unanimously approved the continuance of the Trust’s Investment Advisory Agreement with the Adviser (the “Advisory Agreement”) in respect of each of the portfolios listed below (each, a “Strategy” and collectively, the “Strategies”) at a meeting held on July 31-August 2, 2012:

•	AllianceBernstein Tax-Managed Wealth Appreciation Strategy

•	AllianceBernstein Tax-Managed Balanced Wealth Strategy

•	AllianceBernstein Tax-Managed Conservative Wealth Strategy (formerly named AllianceBernstein Tax-Managed Wealth Preservation Strategy)

Prior to approval of the continuance of the Advisory Agreement in respect of each Strategy, the trustees had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The trustees also reviewed an independent evaluation prepared by the Trust’s Senior Officer (who is also the Trust’s Independent Compliance Officer) of the reasonableness of the advisory fee in respect of each Strategy, in which the Senior Officer concluded that the contractual fee for each Strategy was reasonable. The trustees also discussed the proposed continuances in private sessions with counsel and the Trust’s Senior Officer.

The trustees considered their knowledge of the nature and quality of the services provided by the Adviser to the Strategies gained from their experience as trustees or directors of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the trustees and its responsiveness, frankness and attention to concerns raised by the trustees in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds. The trustees noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Strategies and review extensive materials and information presented by the Adviser.

The trustees also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the trustees did not identify any particular information that was all-important or controlling, and different trustees may have attributed different weights to the various factors. The trustees determined that the selection of the Adviser to manage each Strategy and the overall arrangements between each Strategy and the Adviser, as

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	147

provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the trustees considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the trustees’ determinations included the following:

Nature, Extent and Quality of Services Provided

The trustees considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Strategies. They also noted the professional experience and qualifications of each Strategy’s portfolio management team and other senior personnel of the Adviser. The trustees also considered that the Advisory Agreement provides that AllianceBernstein Tax-Managed Wealth Appreciation Strategy (“Tax-Managed Wealth Appreciation Strategy”) will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services provided to Tax-Managed Wealth Appreciation Strategy by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the trustees and, to the extent requested and paid, result in a higher rate of total compensation from Tax-Managed Wealth Appreciation Strategy to the Adviser than the fee rate stated in the Advisory Agreement. The trustees noted that the methodology to be used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Trust’s Senior Officer. The trustees noted that, to date, the Adviser had not asked them to approve reimbursements for Tax-Managed Wealth Appreciation Strategy. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of each Strategy’s other service providers, also were considered. The trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided to each of the Strategies under the Advisory Agreement.

Costs of Services Provided and Profitability

The trustees reviewed a schedule of the revenues, expenses and related notes indicating the profitability of each Strategy to the Adviser for calendar years 2010 and 2011 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Trust’s Senior Officer. The trustees reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and noted that there are a number of potentially acceptable allocation methodologies for information of this type. The trustees noted that the profitability information reflected all revenues and expenses of the Adviser’s relationships with the Strategies, including those relating to its subsidiaries which provide transfer agency, distribution and brokerage services to the Strategies. The trustees recognized that it is difficult to make comparisons of profitability of the Advisory Agreement with advisory contracts for unaffiliated funds because comparative information is

148	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

not generally publicly available and is affected by numerous factors. The trustees focused on the profitability of the Adviser’s relationships with the Strategies before taxes and distribution expenses. The trustees concluded that they were satisfied that the Adviser’s level of profitability from its relationship with each Strategy was not unreasonable.

Fall-Out Benefits

The trustees considered the other benefits to the Adviser and its affiliates from their relationships with the Strategies, including but not limited to benefits relating to soft dollar arrangements (whereby the Adviser receives brokerage and research services from brokers that execute transactions for certain clients, including the Strategies); 12b-1 fees and sales charges received by the Trust’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Strategies’ shares; transfer agency fees paid by the Strategies to a wholly owned subsidiary of the Adviser; and brokerage commissions paid by the Strategies to brokers affiliated with the Adviser. The trustees recognized that the Adviser’s profitability would be somewhat lower without these benefits. The trustees understood that the Adviser also might derive reputational and other benefits from its association with the Strategies.

Investment Results

In addition to the information reviewed by the trustees in connection with the meeting, the trustees receive detailed performance information for each Strategy at each regular Board meeting during the year. At the August 2012 meeting, the trustees reviewed information prepared by Lipper showing the performance of the Class A Shares of each Strategy as compared with that of a group of similar funds selected by Lipper (the “Performance Group”) and as compared with that of a broader array of funds selected by Lipper (the “Performance Universe”), and information prepared by the Adviser showing performance of the Class A Shares as compared with a composite index, in each case for various periods ended May 31, 2012 and (in the case of comparisons with the composite index) the period since inception.

AllianceBernstein Tax-Managed Wealth Appreciation Strategy

The trustees noted that the Strategy (September 2003 inception) was in the 4th quintile of the Performance Group and 3rd quintile of the Performance Universe for the 1-year period, in the 4th quintile of the Performance Group and the Performance Universe for the 3-year period, and in the 5th quintile of the Performance Group and the Performance Universe for the 5-year period. The Strategy lagged the Standard & Poor’s (S&P) 500 Index (the Strategy’s primary benchmark) in all periods. It outperformed the Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex U.S. (Net) (the Strategy’s secondary benchmark since January 1, 2012) in the 1- and 3-year periods, and its composite index (60% S&P 500 Index/40% MSCI ACWI ex U.S. (Net)) in the 5-year period but lagged those indices in all other periods. The trustees

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	149

noted that all reference points in the 1- and 5-year periods showed negative results. The trustees noted that effective January 1, 2012, the Strategy’s secondary benchmark changed to the MSCI ACWI ex U.S. from the MSCI Europe, Australia Far East (EAFE) Index and its composite index changed to 60% S&P 500 Index/40% MSCI ACWI ex U.S. from 70% S&P 500 Index/30% MSCI EAFE Index. The trustees also noted that the other funds in the Lipper comparison groups were not tax-managed funds, and had previously discussed with the Adviser the factors affecting the Strategy’s relative performance.

Based on their review and their discussion with the Adviser of the reasons for the Strategy’s performance, the trustees retained confidence in the Adviser’s ability to manage the Strategy. The trustees determined to continue to monitor the Strategy’s performance closely.

AllianceBernstein Tax-Managed Balanced Wealth Strategy

The trustees noted that the Strategy (May 1992 inception) was in the 4th quintile of the Performance Group and 3rd quintile of the Performance Universe for the 1-year period, in the 5th quintile of the Performance Group and the Performance Universe for the 3- and 10-year periods, and in the 5th quintile of the Performance Group and 4th quintile of the Performance Universe for the 5-year period. The Strategy outperformed the Barclays Capital (BC) 5-Year General Obligation (GO) Municipal Bond Index (the Strategy’s primary benchmark since January 1, 2012) in the 3-year and the since inception periods, and the Standard & Poor’s (S&P) 500 Index (the Strategy’s secondary benchmark since January 1, 2012) in the 5-year period. It lagged those indices in all other periods. It also lagged its composite index (50% S&P 500 Index/50% BC 5-Year GO Municipal Bond Index). The trustees noted that effective January 1, 2012 the Strategy’s primary benchmark changed to the BC 5-Year GO Municipal Bond Index from the S&P 500 Index and its secondary benchmark changed to the S&P 500 Index from the BC 5-Year GO Municipal Bond Index. The trustees also noted that the other funds in the Lipper comparison groups were not tax-managed funds, and had previously discussed with the Adviser the factors affecting the Strategy’s relative performance.

Based on their review and their discussion with the Adviser of the reasons for the Strategy’s performance, the trustees retained confidence in the Adviser’s ability to manage the Strategy. The trustees determined to continue to monitor the Strategy’s performance closely.

AllianceBernstein Tax-Managed Conservative Wealth Strategy

The trustees noted that the Strategy (May 1992 inception) was in the 5th quintile of the Performance Group and 4th quintile of the Performance Universe for the 1-year period, and in the 5th quintile of the Performance Group and the Performance Universe for the 3-, 5- and 10-year periods. The Strategy lagged the Barclays Capital (BC) 5-Year General Obligation (GO) Municipal Bond

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Index (the Strategy’s primary benchmark), the Standard & Poor’s (S&P) 500 Index (the Strategy’s secondary benchmark) and its composite index (70% BC 5-Year GO Municipal Bond Index/30% S&P 500 Index) in all periods except that it outperformed the S&P 500 Index in the 5-year period. The trustees noted that the other funds in the Lipper comparison groups were not tax-managed funds, and had previously discussed with the Adviser the factors affecting the Strategy’s relative performance.

Based on their review and their discussion with the Adviser of the reasons for the Strategy’s performance, the trustees retained confidence in the Adviser’s ability to manage the Strategy. The trustees determined to continue to monitor the Strategy’s performance closely.

Advisory Fees and Other Expenses

The trustees considered the advisory fee rate paid by each Strategy to the Adviser and information prepared by Lipper concerning fee rates paid by other funds in the same Lipper category as such Strategy at a common asset level. The trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The Adviser informed the trustees that there were no institutional products managed by it that have a substantially similar investment style. The trustees reviewed the relevant advisory fee information from the Adviser’s Form ADV and noted that the Adviser charged institutional clients lower fees for advising comparably sized institutional accounts using strategies that differ from those of the Strategies but which invest in equity or equity and debt securities.

The Adviser reviewed with the trustees the significantly greater scope of the services it provides to the Strategies relative to institutional clients. The Adviser also noted that because mutual funds are constantly issuing and redeeming shares, they are more difficult to manage than an institutional account, where the assets tend to be relatively stable. In light of the substantial differences in services rendered by the Adviser to institutional clients as compared to funds such as the Strategies, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The trustees also considered the total expense ratio of the Class A shares of each Strategy in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of funds similar to a Strategy and an Expense Universe as a broader group, consisting of all funds in the investment classification/objective with a similar load type as the Strategy. In the case of AllianceBernstein Tax-Managed Wealth Appreciation Strategy, because of the small number of funds in the Lipper category for such Strategy, Lipper had expanded the Strategy’s Expense Group to include peers that had

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similar but not the same investment classification/objective. The Expense Universe for such Strategy had also been expanded by Lipper pursuant to Lipper’s standard guidelines. The Class A expense ratio of each Strategy was based on the Strategy’s latest fiscal year. The expense ratio of AllianceBernstein Tax-Managed Conservative Wealth Strategy reflected fee waivers and/or expense reimbursements as a result of an undertaking by the Adviser. The trustees noted that it was likely that the expense ratios of some of the other funds in each Strategy’s Lipper category also were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The trustees view the expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Strategies by others.

AllianceBernstein Tax-Managed Wealth Appreciation Strategy

The trustees noted that, at the Strategy’s current size, its contractual effective advisory fee rate of 65 basis points was lower than the Expense Group median. The trustees noted that the Strategy’s total expense ratio was lower than the Expense Group and the Expense Universe medians. The trustees concluded that the Strategy’s expense ratio was satisfactory.

AllianceBernstein Tax-Managed Balanced Wealth Strategy

The trustees noted that, at the Strategy’s current size, its contractual effective advisory fee rate of 55 basis points was lower than the Expense Group median. The trustees also noted that the Strategy’s total expense ratio was about the same as the Expense Group median and similar to the Expense Universe median. The trustees concluded that the Strategy’s expense ratio was satisfactory.

AllianceBernstein Tax-Managed Conservative Wealth Strategy

The trustees noted that the Strategy’s contractual effective advisory fee rate, at approximate current size, of 55 basis points was lower than the Expense Group median. The trustees also noted that the Strategy’s total expense ratio, which reflected a cap by the Adviser, was higher than the Expense Group and the Expense Universe medians. The trustees noted that the Strategy’s small asset base of approximately $96 million impacted the Strategy’s expense ratio. The trustees concluded that the Strategy’s expense ratio was acceptable.

Economies of Scale

The trustees noted that the advisory fee schedules for the Strategies contain breakpoints that reduce the fee rates on assets above specified levels. The trustees took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AllianceBernstein Funds, and by the Adviser concerning certain of its views on economies of scale. The trustees also had requested and received from the Adviser certain updates on economies of scale at the May 2012 meetings. The trustees believe that economies of scale may be realized (if at all) by the Adviser across a variety of products

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and services, and not only in respect of a single fund. The trustees noted that there is no established methodology for establishing breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The trustees observed that in the mutual fund industry as a whole, as well as among funds similar to the Strategies, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The trustees also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the trustees concluded that the Strategies’ shareholders would benefit from a sharing of economies of scale in the event a Strategy’s net assets exceed a breakpoint in the future.

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THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT

ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and The AllianceBernstein Portfolios (the “Trust”) in respect of AllianceBernstein Tax-Managed Balanced Wealth Strategy, AllianceBernstein Tax-Managed Wealth Appreciation Strategy and AllianceBernstein Tax-Managed Conservative Wealth Strategy (each a “Strategy” and collectively the “Strategies”),2 prepared by Philip L. Kirstein, the Senior Officer of the Trust for the Trustees of the Trust, as required by the August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Strategies which was provided to the Trustees in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement.

The investment objective of the Strategies is to achieve the highest total return consistent with the Adviser’s determination of reasonable risk. The Strategies seek to maximize after-tax returns by pursuing a number of strategies that take into account the tax impact of buy and sell investment decisions on shareholders as well as investing their debt portion in tax-exempt securities. The Adviser utilizes separate portfolio accounts (or “portfolio sleeves”) to manage the equity and fixed income (tax-exempt) securities of Tax-Managed Balanced Wealth Strategy, Tax-Managed Wealth Appreciation Strategy and Tax-Managed Conservative Wealth Strategy.3 Each portfolio sleeve is managed according to the investment style/asset class of the portfolio securities held within the sleeve.4

The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

1	It should be noted that the information in the fee evaluation was completed on July 19, 2012 and discussed with the Board of Trustees on July 31-August 2, 2012.

2	Future references to the Strategies do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratios refer to Class A shares of the Strategies.

3	To cite an example, Tax-Managed Balanced Wealth Strategy is managed using separate sleeves for Intermediate Municipal, U.S. Growth, U.S. Value, Non-U.S. Growth and Non-U.S. Value.

4	Effective January 27, 2012, the Tax-Managed Wealth Strategies changed their investment allocations to allow for the Strategies to invest in Volatility Management Pooling Portfolio. The Strategies’ U.S./International allocations also changed from 70/30 to 60/40. An additional asset class, Inflation-Protected, was added to the investment allocations of Tax-Managed Balanced Wealth Strategy and Balanced Wealth Strategy.

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4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Strategies grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Strategies.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). The first factor is an additional factor required to be considered by the Assurance of Discontinuance between the NYAG and the Adviser. On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what §36(b) requires: to face liability under §36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining.” Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In the Jones decision, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s-length bargaining as the benchmark for reviewing challenged fees.”

ADVISORY FEES, NET ASSETS, & EXPENSE RATIOS

The Adviser proposed that each Strategy pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.5

Category	Advisory Fees Based on a percentage of Average Daily Net Assets	Net Assets 6/30/12 ($MIL)	Strategy
Balanced	55 bp on 1st $2.5 billion 45 bp on next $2.5 billion 40 bp on the balance	$171.0	Tax-Managed Balanced Wealth

Blend	65 bp on 1st $2.5 billion 55 bp on next $2.5 billion 50 bp on the balance	$604.4	Tax-Managed Wealth Appreciation

Balanced	55 bp on 1st $2.5 billion 45 bp on next $2.5 billion 40 bp on the balance	$76.4	Tax-Managed Conservative Wealth

5	Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser’s settlement with the NYAG.

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With respect to Tax-Managed Wealth Appreciation Strategy, the Strategy’s Investment Advisory Agreement provides for the Adviser to be reimbursed for certain clerical, legal, accounting, administrative and other services provided to the Strategy. To date, the Trustees have not authorized reimbursement payments under these provisions.

With respect to Tax-Managed Conservative Wealth Strategy, the Adviser has agreed to reimburse the Strategy for that portion of the Strategy’s total operating expenses to the degree necessary to limit the Strategy’s expense ratios to the amounts set forth below for the Strategy’s fiscal year. The agreement for such reimbursement is terminable by the Adviser at the end of the Strategy’s fiscal year upon at least 60 days written notice prior to the termination date of the undertaking. In addition, set forth below are the Strategy’s gross expense ratios for the most recent semi-annual period6:

Fund	Expense Cap Pursuant to Expense Limitation Undertaking		Gross Expense Ratio[7] (2/29/12)		Fiscal Year End
Tax-Managed Conservative Wealth Strategy	Advisor Class A Class B Class C	0.90% 1.20% 1.90% 1.90%	1.15 1.44 2.18 2.15	% % % %	August 31

Set forth below are Tax-Managed Balanced Wealth and Tax-Managed Wealth Appreciation Strategy’s total expense ratios for the most recent semi-annual period7:

Strategy	Total Expense Ratio (2/29/12)		Fiscal Year End
Tax-Managed Balanced Wealth Strategy	Advisor Class A Class B Class C	0.91% 1.20% 1.91% 1.91%	August 31

Tax-Managed Wealth Appreciation Strategy	Advisor Class A Class B Class C	0.78% 1.08% 1.81% 1.79%	August 31

I.	ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Strategies that are not provided to non-investment company clients and

6	Semi-annual total expense ratios are unaudited.

7	Annualized

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sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Strategies’ third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Strategies are more costly than those for institutional assets due to the greater complexities and time required for investment companies. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Strategies’ investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts with a similar investment style as the Strategies.8 However, the Adviser represented that there are no categories in the Form ADV for institutional products that have a substantially similar investment styles as the Strategies.

The Adviser represented that it does not sub-advise any registered investment companies with a substantially similar investment style as any of the Strategies.

8	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

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II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Strategies with fees charged to other investment companies for similar services offered by other investment advisers.9 Lipper’s analysis included the comparison of each Strategy’s contractual management fee, estimated at the approximate current asset level of the Strategy, to the median of the Strategy’s Lipper Expense Group (“EG”)10 and the Strategy’s contractual management fee ranking.11

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

The original EG for Tax-Managed Wealth Appreciation Strategy had an insufficient number of peers. Consequently, Lipper expanded the Strategy’s EG to include peers that have a similar but not the same Lipper investment classification/objective as the Strategy.

Strategy	Contractual Management Fee (%)	Lipper Exp. Group Median (%)	Rank
Tax-Managed Balanced Wealth Strategy	0.550	0.650	2/9
Tax-Managed Wealth Appreciation Strategy[12]	0.650	0.827	1/11
Tax-Managed Conservative Wealth Strategy	0.550	0.570	3/9

9	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of the negotiations conducted at arm’s-length.” Jones v. Harris at 1429.

10	Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes. There are limitations to Lipper expense category data because different funds categorize expenses differently.

11	The contractual management fee is calculated by Lipper using each Strategy’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of each Strategy, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Strategy had the lowest effective fee rate in the Lipper peer group.

12	The Strategy’s EG includes the Strategy, six other Global Large-Cap Core funds (“GLCC”), two Global Large-Cap Value (“GLCV”) and two Global Large-Cap Growth funds (“GLCG”).

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However, because Lipper had expanded the EG of Tax-Managed Wealth Appreciation Strategy, under Lipper’s standard guidelines, the Lipper Expense Universe (“EU”) was also expanded to include the universe of those peers that had a similar but not the same Lipper investment classification/objective.13 A “normal” EU will include funds that have the same investment classification/objective as the subject Strategy.

Set forth below is a comparison of the Strategies’ total expense ratios and the medians of the Strategies’ EG and EU. The Strategies’ total expense ratio rankings are also shown.

Strategy	Expense Ratio (%)[14]	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Universe Median (%)	Lipper Universe Rank
Tax-Managed Balanced Wealth Strategy	1.166	1.160	6/9	1.150	21/35
Tax-Managed Wealth Appreciation Strategy[15]	1.043	1.331	1/11	1.303	3/23
Tax-Managed Conservative Wealth Strategy	1.199	1.150	6/9	1.119	22/26

Based on this analysis, except for Tax-Managed Wealth Appreciation Strategy, which has equally favorable rankings, the Strategies have a more favorable ranking on a management fee basis than on a total expense ratio basis.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Strategies. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

13	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG peer when selecting an EU peer. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

14	Most recently completed fiscal year Class A share total expense ratio.

15	The Strategy’s EU includes the Strategy, the EG, and all other retail front-end GLCC, GLCV and GLCG, excluding outliers.

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IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Strategies’ profitability information, prepared by the Adviser for the Board of Trustees, was reviewed by the Senior Officer and the consultant. Except for Tax-Managed Conservative Wealth Strategy, the Adviser’s profitability from providing investment advisory services to the Strategies increased during calendar year 2011, relative to 2010.

In addition to the Adviser’s direct profits from managing the Strategies, certain of the Adviser’s affiliates have business relationships with the Strategies and may earn a profit from providing other services to the Strategies. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Strategies and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive and the relationship otherwise complies with the 40 Act restrictions. These affiliates provide transfer agent, distribution and brokerage related services to the Strategies and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges (“CDSC”) and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Fund’s principal underwriter. ABI and the Adviser have disclosed in the Strategies’ prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Fund. In 2011, ABI paid approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $17 million for distribution services and educational support (revenue sharing payments).

After payments to third party intermediaries, ABI retained the following amounts for Class A front-end load sales charges from sales of the Strategies’ Class A shares during the Strategies’ most recently completed fiscal year:

Strategy	Amount Received
Tax-Managed Balanced Wealth Strategy	$8,816
Tax-Managed Wealth Appreciation Strategy	$3,736
Tax-Managed Conservative Wealth Strategy	$4,943

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ABI received the amounts set forth below in Rule 12b-1 fees and CDSC for the Strategies during the Strategies’ most recently completed fiscal year:

Strategy	12b-1 Fees Received	CDSC Received
Tax-Managed Balanced Wealth Strategy	$1,138,883	$14,573
Tax-Managed Wealth Appreciation Strategy	$517,529	$7,474
Tax-Managed Conservative Wealth Strategy	$545,970	$9,374

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Strategies, are based on the level of the network account and the class of shares held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. ABIS received the following net fees from the Strategies in the most recently completed fiscal year:

Strategy	ABIS Fee
Tax-Managed Balanced Wealth Strategy	$109,371
Tax-Managed Wealth Appreciation Strategy	$133,645
Tax-Managed Conservative Wealth Strategy	$43,676

The Tax-Managed Wealth Strategies effected brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and paid commissions for such transactions during the Strategies’ most recently completed fiscal year. The Adviser represented that SCB’s profitability from business conducted with the Strategies is comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients, including the Strategies. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for the Strategies and other clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through pricing to scale, breakpoints, fee reductions/waivers and enhancement to services.

An independent consultant, retained by the Senior Officer, provided the Board of Trustees information on the Adviser’s firm-wide average costs from 2005 through 2011 and the potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However,

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from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased due to declines in market value and client withdrawals. When AUM rapidly decreased, some operating expenses categories, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM has experienced less significant changes. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the Adviser since late 2008 are inconsistent with the view that there are currently reductions in average costs due to economies of scale that can be shared with the AllianceBernstein Mutual Funds managed by the Adviser through lower fees.

Previously in February 2008, the independent consultant provided the Board of Trustees an update of the Deli16 study on advisory fees and various fund characteristics.17 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Trustees.18 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE FUND

With assets under management of approximately $407 billion as of June 30, 2012, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Strategies.

16	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry over the last four years.

17	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones V. Harris at 1429.

18	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

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The information prepared by Lipper shows the 1, 3, 5 and 10 year performance returns and rankings19 of the Strategies relative to their Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)20 for the periods ended May 31, 2012.21

Strategy	Portfolio Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
Tax-Managed Balanced Wealth Strategy
1 year	-2.88	-2.24	-2.46	7/9	55/92
3 year	6.61	10.75	10.17	9/9	82/82
5 year	0.14	1.94	1.03	9/9	63/79
10 year	3.13	4.90	4.60	7/7	38/41

Tax-Managed Wealth Appreciation Strategy
1 year	-12.49	-12.31	-12.21	5/7	13/22
3 year	7.70	8.91	8.43	5/7	14/21
5 year	-5.97	-3.04	-3.49	6/7	15/18

Tax-Managed Conservative Wealth Strategy
1 year	-1.23	-0.56	0.59	8/9	68/89
3 year	4.79	10.12	9.43	9/9	82/82
5 year	1.01	3.19	3.03	7/7	67/70
10 year	3.15	5.23	4.84	5/5	21/23

Set forth below are the 1, 3, 5, 10 year and since inception performance returns of the Strategies (in bold)22 versus their benchmarks.23

19	The performance returns and rankings of the Strategies are for the Strategies’ Class A shares. The performance returns of the Strategies were provided by Lipper.

20

A Strategy’s PG/PU may not necessarily be identical to its respective EG/EU. Strategies with negative management fees are excluded from EGs/EUs but not necessarily from PGs/PUs. In addition, PGs/PUs only include funds of the same Lipper investment classification/objective as the Strategies, in contrast to certain of the Strategies’ EGs/EUs, which may include strategies of similar but not the same investment classification/objective.

21	Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of each Strategy even if a Strategy had a different investment classification/objective at a different point in time.

22	The performance returns and risk measures shown in the table are for the Class A shares of the Strategies.

23	The Adviser provided Strategy and benchmark performance return information for periods through May 31, 2012.

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	163

	Periods Ending May 31, 2012 Annualized Net Performance (%)
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)
Tax-Managed Balanced Wealth Strategy	-2.88	6.61	0.14	3.13	5.69
50% S&P 500 / 50% Barclays Capital 5 Year GO Muni Bond Index	2.65	10.29	2.87	4.76	6.97
Barclays Capital 5 Year GO Muni Bond Index[24],[25]	4.96	5.14	5.79	4.64	5.26
S&P 500 Stock Index	-0.41	14.92	-0.92	4.14	7.98
Inception Date: May 4, 1992

Tax-Managed Wealth Appreciation Strategy	-13.37	8.72	-5.61	N/A	3.27
60% S&P 500 / 40% MSCI AC World Index ex. US Index	-8.86	10.75	-2.67	N/A	5.97
S&P 500 Index	-0.41	14.92	-0.92	N/A	4.97
MSCI AC World Index ex. US26	-20.49	4.56	-5.55	N/A	6.78
Inception Date: September 2, 2003

Tax-Managed Conservative Wealth Strategy	-1.23	4.79	1.01	3.15	4.86
70% Barclays Capital 5 Year GO Muni / 30% S&P 500 Index	3.67	8.29	4.15	4.80	6.36
Barclays Capital 5 Year GO Muni Bond Index	4.96	5.14	5.79	4.64	5.26
S&P 500 Index	-0.41	14.92	-0.92	4.14	7.98
Inception Date: May 4, 1992

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for each Strategy is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Strategy is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: August 28, 2012

24	Since inception return is from the nearest month end after the Strategies’ actual inception date.
25	Effective January 1, 2012, the primary benchmark changed from S&P500 to Barclays Capital 5 Year GO Muni Bond Index.
26	Effective January 1, 2012, the secondary benchmark changed from MSCI EAFE to MSCI AC World Index ex. US.

164	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

Wealth Strategies

Balanced Wealth Strategy

Conservative Wealth Strategy

Wealth Appreciation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Conservative Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Asset Allocation/Multi-Asset Funds

Dynamic All Market Fund

Emerging Markets Multi-Asset Portfolio

International Portfolio

Tax-Managed International Portfolio

Growth Funds

Domestic

Discovery Growth Fund**

Growth Fund

Large Cap Growth Fund

Select US Equity Portfolio

Small Cap Growth Portfolio

U.S. Strategic Research Portfolio

Global & International

Global Thematic Growth Fund

International Discovery Equity Portfolio

International Focus 40 Portfolio

International Growth Fund

Value Funds

Domestic

Core Opportunities Fund

Equity Income Fund

Growth & Income Fund

Discovery Value Fund**

Value Fund

Global & International

Global Real Estate Investment Fund

Global Value Fund

International Value Fund

Taxable Bond Funds

Bond Inflation Strategy

Global Bond Fund

High Income Fund

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

Municipal Bond Funds

Arizona Portfolio California Portfolio High Income Portfolio Massachusetts Portfolio Michigan Portfolio Minnesota Portfolio Municipal Bond Inflation Strategy	National Portfolio New Jersey Portfolio New York Portfolio Ohio Portfolio Pennsylvania Portfolio Virginia Portfolio

Intermediate Municipal Bond Funds

Intermediate California Portfolio

Intermediate Diversified Portfolio

Intermediate New York Portfolio

Closed-End Funds

Alliance California Municipal Income Fund

Alliance New York Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

Alternatives

Global Risk Allocation Fund**

Market Neutral Strategy-Global

Market Neutral Strategy-U.S.

Real Asset Strategy

Unconstrained Bond Fund

Retirement Strategies

2000 Retirement Strategy	2020 Retirement Strategy	2040 Retirement Strategy
2005 Retirement Strategy	2025 Retirement Strategy	2045 Retirement Strategy
2010 Retirement Strategy	2030 Retirement Strategy	2050 Retirement Strategy
2015 Retirement Strategy	2035 Retirement Strategy	2055 Retirement Strategy

We also offer Exchange Reserves,* which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

*	An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

**	Prior to October 8, 2012, Global Risk Allocation Fund was named Balanced Shares. Prior to November 1, 2012, Discovery Growth Fund was named Small/Mid Cap Growth Fund and Discovery Value Fund was named Small/Mid Cap Value Fund.

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	165

AllianceBernstein Family of Funds

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

TMW-0151-0812

ANNUAL REPORT

AllianceBernstein Wealth Strategies

Wealth Appreciation Strategy

Balanced Wealth Strategy

Conservative Wealth Strategy

August 31, 2012

Annual Report

Investment Products Offered

•Are Not FDIC Insured •May Lose Value •Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your
AllianceBernstein Investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s website at
www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”)
website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the
Commission’s Public Reference Room in Washington, DC; information on the operation of the Public
Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AllianceBernstein family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the manager of the funds.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

October 25, 2012

Annual Report

This report provides management’s discussion of fund performance for the portfolios of AllianceBernstein Wealth Strategies (the “Strategies”, and individually a “Strategy”) for the annual reporting period ended August 31, 2012.

The Strategies invest in a combination of Portfolios (the “Underlying Portfolios”) of The AllianceBernstein Pooling Portfolios (the “Trust”) representing a variety of asset classes and investment styles.

Effective December 31, 2011, the Global Core Bond Underlying Portfolio changed its name from the Intermediate Duration Bond Underlying Portfolio, eliminated its policy of limiting its investments in debt securities denominated in currencies other than the U.S. dollar to 20% of its total assets, and adopted non-fundamental policies to invest at least 40% of its assets in securities of non-U.S. issuers. The performance information shown includes periods prior to the implementation of these changes and may not be representative of the performance the Underlying Portfolio will achieve under its new policies. The Underlying Portfolio’s broad-based index used for comparison purposes has changed from the Barclays Capital (“BC”) U.S. Aggregate Bond Index to the BC Global Aggregate Bond Index (U.S. dollar hedged) because the new index more closely resembles its investment strategy.

AllianceBernstein Wealth Appreciation Strategy

Investment Objective and Policies

AllianceBernstein Wealth Appreciation Strategy’s investment objective is long-term growth of capital. The Strategy seeks to achieve its objective by investing in a combination of Underlying Portfolios representing a variety of asset classes and investment styles that are also managed by AllianceBernstein L.P. (the “Adviser”). By allocating its assets among the Underlying Portfolios, the Strategy creates a portfolio that is designed as a solution for investors who seek equity returns without regard to taxes but also want broad diversification of the related risks across styles, capitalization ranges and geographic regions. Through investments in the Underlying Portfolios, the Adviser efficiently diversifies the Strategy between growth and value equity investment styles, and between U.S. and non-U.S. markets. Normally, the Strategy’s targeted blend, for its equity investments, is an equal weighting of growth and value style Underlying Portfolios (50% each).

In addition to blending growth and value styles, the Strategy blends each style component across Underlying Portfolios that invest in U.S. and non-U.S. companies and various capitalization ranges. Within each of the growth and value components, the Strategy’s targeted blend is approximately 60% in Underlying Portfolios that invest in U.S. companies and the remaining 40% in Underlying Portfolios that invest in non-U.S. companies. The Strategy invests approximately

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	1

20% of its assets in the Volatility Management Underlying Portfolio, which is designed to reduce the overall effect of equity market volatility on the Strategy’s portfolio and the effects of adverse market conditions on its performance. The Volatility Management Underlying Portfolio will normally be considered to be part of the Strategy’s equity asset allocation. Under normal market conditions, this Underlying Portfolio will invest predominantly in equity securities. If the Adviser determines that the equity markets pose disproportionate risks, the Adviser will reduce the Underlying Portfolio’s equity investments and invest in fixed-income securities or other non-equity asset classes to reduce the risks of the Strategy’s investments in equity securities.

The Adviser will allow the relative weightings of the Strategy’s investments in growth and value and U.S. and non-U.S. Underlying Portfolios to vary in response to market conditions, but ordinarily only by ±5% of the Strategy’s net assets. Beyond those ranges, the Adviser will generally rebalance the portfolio toward the targeted blend. However, under extraordinary circumstances, such as when market conditions favoring one investment component are compelling, the range may expand to ±10% of the Strategy’s net assets. The Strategy’s targeted blend may change from time to time without notice to shareholders based on the Adviser’s assessment of market conditions.

Effective January 1, 2012, the Strategy’s secondary benchmark changed to the Morgan Stanley Capital

International (“MSCI”) All Country World Index (“ACWI”) ex-U.S. from the MSCI Europe, Australasia, Far East (“EAFE”) Index and its composite benchmark changed from 70% Standard & Poor’s (“S&P”) 500 Index/30% MSCI EAFE Index to 60% S&P 500 Index/40% MSCI ACWI ex-U.S.

AllianceBernstein Balanced Wealth Strategy Investment Objective and Policies

AllianceBernstein Balanced Wealth Strategy’s investment objective is to achieve the highest total return consistent with the Adviser’s determination of reasonable risk. The Strategy seeks to achieve its objective by investing in a combination of Underlying Portfolios representing a variety of asset classes and investment styles that are also managed by the Adviser. By allocating its assets among the Underlying Portfolios, the Strategy creates a portfolio that is designed as a solution for investors who seek a moderate tilt toward equity returns without regard to taxes but also want the risk diversification offered by debt securities and the broad diversification of their equity risk across styles, capitalization ranges and geographic regions. Through investments in the Underlying Portfolios, the Adviser efficiently diversifies between the debt and equity components to produce the desired risk/return profile of the Strategy. The Strategy targets a weighting of 65% of Underlying Portfolios that invest primarily in equity securities and 35% of Underlying Portfolios that invest primarily in debt securities with a goal of providing

2	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

moderate upside potential without excessive volatility. An investment in the Multi-Asset Real Return Underlying Portfolio is treated as 100% equity for the purpose of these allocations.

Within the Strategy’s equity component, the targeted blend is an equal weighting of Underlying Portfolios that invest primarily in growth and value-style stocks (50% each), with approximately 60% of each equity style invested in Underlying Portfolios that invest in U.S. companies and the remaining 40% in Underlying Portfolios that invest in non-U.S. companies. The Strategy invests approximately 20% of its assets in the Volatility Management Underlying Portfolio, which is designed to reduce the overall effect of equity market volatility on the Strategy’s portfolio and the effects of adverse market conditions on its performance. The Volatility Management Underlying Portfolio will normally be considered to be part of the Strategy’s equity asset allocation. Under normal market conditions, this Underlying Portfolio will invest predominantly in equity securities. If the Adviser determines that the equity markets pose disproportionate risks, the Adviser will reduce the Underlying Portfolio’s equity investments and invest in fixed-income securities or other non-equity asset classes to reduce the risks of the Strategy’s investments in equity securities.

The Adviser will allow the relative weightings of the Strategy’s investments in equity and debt, growth and value, and in U.S. and non-U.S.

company Underlying Portfolios to change in response to market conditions, but ordinarily, only by ±5% of the Strategy’s net assets. Beyond those ranges, the Adviser will rebalance the Strategy toward the targeted blend. However, under extraordinary circumstances, such as when market conditions favoring one investment style are compelling, the range may expand to ±10% of the Strategy’s net assets. The Strategy’s targeted blend may change from time to time without notice to shareholders based on the Adviser’s assessment of market conditions.

The Underlying Portfolios’ fixed-income securities will primarily be investment-grade debt securities, but are expected to include lower-rated securities (“junk bonds”) and preferred stock. The Strategy will not invest more than 25% of its total assets in Underlying Portfolios investing in securities rated, at the time of purchase, below investment-grade.

Effective January 1, 2012, the Strategy’s composite benchmark changed from 60% S&P 500 Index/40% BC U.S. Aggregate Bond Index to 65% S&P 500 Index/35% BC U.S. Aggregate Bond Index.

AllianceBernstein Conservative Wealth Strategy Investment Objective and Policies

AllianceBernstein Conservative Wealth Strategy’s investment objective is to achieve a high total return without, in the opinion of the Adviser, undue risk to principal. The Strategy seeks to achieve its objective by investing in a

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	3

combination of portfolios of the Underlying Portfolios representing a variety of asset classes and investment styles that are also managed by the Adviser. By allocating its assets among the Underlying Portfolios, the Strategy creates a portfolio that is designed as a solution for investors who seek some opportunities for equity returns without regard to taxes if the related risks are broadly diversified and overall portfolio volatility reflects a preponderance of debt securities. Through investments in the Underlying Portfolios, the Adviser efficiently diversifies between debt and equity components to produce the desired risk/return profile of the Strategy. The Strategy targets a weighting of 35% in Underlying Portfolios that invest primarily in equity securities and 65% in Underlying Portfolios that invest in debt securities with a goal of providing reduced volatility and modest upside potential. An investment in the Multi-Asset Real Return Underlying Portfolio is treated as 100% equity for the purpose of these allocations.

Within the Strategy’s equity component, the targeted blend is an equal weighting of Underlying Portfolios that invest in growth and value-style stocks (50% each), with approximately 60% of each equity style invested in Underlying Portfolios that invest in U.S. companies and the remaining 40% in Underlying Portfolios that invest in non-U.S. companies. The Strategy invests approximately 12% of its assets in the Volatility Management Underlying Portfolio, which is designed to reduce the overall effect of equity market volatility on the Strategy’s portfolio and the effects of adverse market conditions on its performance. The Volatility Management Underlying Portfolio will normally be considered to be part of the Strategy’s equity asset allocation. Under normal market conditions, this Underlying Portfolio will invest predominantly in equity securities. If the Adviser determines that the equity markets pose disproportionate risks, the Adviser will reduce the Underlying Portfolio’s equity investments and invest in fixed-income securities or other non-equity asset classes to reduce the risks of the Strategy’s investments in equity securities.

The Adviser will allow the relative weightings of the Strategy’s investments in equity and debt, growth and value, and in U.S. and non-U.S. company Underlying Portfolios to change in response to market conditions, but ordinarily only by ±5% of the Strategy’s net assets. Beyond those ranges, the Adviser will rebalance the Strategy toward the targeted blends. However, under extraordinary circumstances, such as when market conditions favoring one investment style are compelling, the range may expand to ±10% of the Strategy’s net assets. The Strategy’s targeted blend may change from time to time without notice to shareholders based on the Adviser’s assessment of market conditions.

All fixed-income securities of the Underlying Portfolios in which the Strategy invests will be of investment-grade at the time of purchase. In the

4	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

event that the rating of any security held by the Underlying Portfolios falls below investment-grade, the Strategy will not be obligated to dispose of its investment in such Underlying Portfolio and may continue to hold such investment if, in the opinion of the Adviser, such investment is appropriate under the circumstances.

Effective January 1, 2012, the Strategy’s primary benchmark changed from the S&P 500 Index to the BC U.S. Aggregate Bond Index. Its secondary benchmark changed from the BC U.S. Aggregate Bond Index to the S&P 500 Index. Its composite benchmark changed from 30% S&P 500 Index/70% BC U.S. Aggregate Bond Index to 65% BC U.S. Aggregate Bond Index/35% S&P 500 Index.

Investment Results

The tables on pages 11-16 show performance for each Strategy compared to its respective benchmarks for the six- and 12-month periods ended August 31, 2012. Performance for each of the Underlying Portfolios compared to its benchmark may be found on page 17. Additional performance for the Underlying Portfolios may be found on pages 24-27.

For the 12-month period ended August 31, 2012, Class A shares of all Strategies underperformed their primary and composite benchmarks, before sales charges. The performance of the individual equity Underlying Portfolios against their style benchmarks was broadly negative, with only the Small-Mid Cap Growth and Multi-Asset Real Return Underlying

Portfolios outperforming their benchmarks, although Multi-Asset Real Return Underlying Portfolio declined in absolute terms. The International Growth and International Value Underlying Portfolios declined and underperformed their benchmarks, while the U.S. Large Cap Growth, U.S. Value, Small-Mid Cap Value and Volatility Management Underlying Portfolios rose in absolute terms but underperformed their respective benchmarks. The Global Core Bond and Bond Inflation Protection Underlying Portfolios outperformed their benchmarks for the Conservative Wealth and Balanced Wealth Strategies. The High-Yield Underlying Portfolio outperformed its benchmark in the Balanced Wealth Strategy while the Short Duration Bond Underlying Portfolio outperformed its benchmark in the Conservative Wealth Strategy.

For the six-month period ended August 31, 2012, Class A shares of Wealth Appreciation Strategy and Balanced Wealth Strategy declined in absolute terms and Class A shares of Conservative Wealth Strategy gained in absolute terms. All Strategies underperformed their respective primary and composite benchmarks, before sales charges. The performance of the Underlying Portfolios versus their respective benchmarks was mixed, with U.S. Large Cap Growth, U.S. Value, Small-Mid Cap Value, Short Duration Bond, Global Core Bond, High-Yield and Bond Inflation Protection Underlying Portfolios posting positive results while all other Underlying Portfolios posted negative returns. The U.S. Large Cap Growth,

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	5

U.S. Value, Small-Mid Cap Value, International Growth, International Value and Volatility Management Underlying Portfolios proved to be comparative laggards versus their respective benchmarks in all three Strategies while the Small-Mid Cap Growth and Multi-Asset Real Return Underlying Portfolios outperformed their respective benchmarks across all three Strategies. The fixed income components of the Balanced Wealth and Conservative Wealth Strategies rose in absolute terms and outperformed their respective benchmarks. Global Core Bond and Bond Inflation Protection Underlying Portfolios outperformed in Balanced Wealth and Conservative Wealth Strategies while Short Duration Bond Underlying Portfolio outperformed in Conservative Wealth Strategy and High-Yield Underlying Portfolio outperformed in Balanced Wealth Strategy.

The International Value Underlying Portfolio utilized derivatives in the form of futures for hedging and non-hedging purposes, which detracted from performance for the six-month period and added for the 12-month period; forwards and purchased options for hedging and non-hedging purposes, which had a negative impact during both periods. During both periods, the International Growth Underlying Portfolio utilized derivatives in the form of written options for hedging purposes, which added to performance, and purchased options for hedging purposes, which detracted. Foreign currency forwards for hedging and non-hedging purposes were employed during both periods, which had a negative impact on performance. Leverage was not employed.

In the Short Duration Bond Underlying Portfolio, yield curve positioning contributed positively helped by an overweight position in intermediate maturities. During both periods, Treasury futures were used in order to manage duration and yield curve positioning. Currency forwards were utilized for hedging purposes, which had an immaterial impact. In the Global Core Bond Underlying Portfolio, overall yield curve positioning, helped by an overweight to the intermediate part of the U.S. yield curve, added to relative returns. During both periods, Treasury futures were used in order to manage duration and yield curve positioning. Currency forwards were used during both periods to implement overall currency strategy, and credit default swaps for non-hedging purposes, which detracted slightly from performance. The Bond Inflation Protection Underlying Portfolio used credit default swaps, which had an immaterial impact on performance. Overall currency positioning was a modest detractor for both periods. For the 12-month period, long positions in the Norwegian krone and Indian rupee, as well as short positions in the euro and Canadian dollar, were mostly offset by a short in the Japanese yen and long position in the Mexican peso. For the six-month period, long positions in the Australian dollar, Indian rupee, Norwegian krone and Swedish krona detracted from performance. A short position in the euro contributed positively, offsetting

6	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

some of the long positions. Currency forwards were utilized during both periods for both hedging and non-hedging purposes. As interest rates declined significantly, the Portfolio’s longer-duration positioning contributed positively for both the six- and 12-month periods, as did an overweight to the intermediate part of the curve. During both periods, Treasury futures and interest rate swaps were utilized in order to manage duration and yield curve positioning. Leverage was used through reverse repurchase agreements, which enhanced returns. Within the High-Yield Underlying Portfolio’s derivative positions during both periods, credit default swaps, for hedging and non hedging purposes contributed positively, while interest rate swaps had an immaterial impact. Currency forwards were utilized for hedging purposes, resulting in no currency impact. Written options were utilized for hedging purposes which had a positive impact during both periods.

The Multi-Asset Real Return Underlying Portfolio utilized derivatives including interest rate swaps for hedging purposes, which detracted from performance during both the six- and 12-month periods; purchased options for hedging and non-hedging purposes, which detracted for both periods; futures for hedging and non-hedging purposes, which contributed for both periods; forwards for hedging and non-hedging purposes, as part of its currency management strategies, which contributed for both periods; written options for hedging and non-hedging purposes, which contributed for both periods, and total return swaps for hedging and non-hedging purposes, which detracted for both periods. The Volatility Management Underlying Portfolio utilized derivatives including purchased options for hedging and non-hedging purposes, which detracted from performance during the six- and 12-month periods; futures for hedging and non-hedging purposes, which detracted for the six-month period and contributed for the 12-month period; forwards for hedging purposes, which detracted for both periods; and total return swaps for non-hedging purposes, which contributed for both periods.

Market Review and Investment Strategy

Amid eroding investor confidence, debt overhang continued to weigh on the U.S. and Europe and growth in emerging markets slowed. In the final months of 2011, encouraging U.S. economic data suggesting that the world’s largest economy may be gaining momentum, coupled with supportive actions by the European Central Bank (“ECB”), ignited a relief rally that carried over into the first three months of 2012. However, the market upturn ended in April on the return of worries that the euro area was teetering on the brink of disintegration due to the possible exit of Greece from the common currency union and Spain’s deepening banking crisis. A rescue plan put forth in June by European political leaders to tentatively address the structural imbalances in the euro area, along with a vow made the following month by the head of the ECB

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	7

to do “whatever it takes” within the institution’s mandate to preserve the beleaguered euro, boosted market sentiment and led to another rally that extended into the end of August.

The Value Team has navigated current market conditions by investing across a wide range of sectors with an eye toward risk control in light of the recent volatility. The large move, together with investors’ focus on macro-economic factors rather than company specific issues, has created wide dispersion in valuations. The Value Underlying Portfolios are positioned in stocks that combine low valuation, both absolute and relative to the market, together with high quality as characterized by cash flow and balance sheet strength. Meanwhile, the Growth Team continues to focus on companies they believe have solid, durable growth potential, sustainable competitive advantages and high return on invested capital. The superior longer-term growth of these holdings is bolstered by exposure to powerful long-term secular trends such as the rising affluence and elevated spending habits of the middle-class consumer in developing countries. At the same time, the Growth Team remains underweight in some of what it regards as the riskier areas of the market right now. These include parts of the financial sector, where the Growth Team believes further fund-raising and restructuring are likely to continue to depress share prices. The Growth Team also remains generally underweight in the euro area, where uncertainty over the economic and currency outlooks will likely persist. The Fixed-Income Team continues to emphasize corporate bonds and commercial mortgage-backed securities over U.S. Treasuries.

The Multi-Asset Solution Team remains focused on a long-term strategy: combining low correlation asset classes, blending growth and value investment styles, globalizing its holdings and ensuring the Strategies are aligned with their strategic asset allocation targets over time through a disciplined rebalancing process.

8	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

DISCLOSURES AND RISKS

Benchmark Disclosure

The unmanaged S&P 500® Index, MSCI ACWI ex-U.S. and BC U.S. Aggregate Bond Index do not reflect fees and expenses associated with the active management of a mutual fund portfolio. The BC U.S. Aggregate Bond Index represents the performance of securities within the U.S. investment-grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities, asset-backed securities, and commercial mortgage-backed securities. The S&P 500 Index includes 500 U.S. stocks and is a common representation of the performance of the overall U.S. stock market. MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. The MSCI ACWI ex-U.S. (free float-adjusted, market capitalization weighted) represents the equity market performance of developed and emerging markets, excluding the United States. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Strategies.

A Word About Risk

The Strategies allocate their investments among multiple asset classes which will include U.S. and foreign securities. AllianceBernstein Balanced Wealth Strategy and AllianceBernstein Conservative Wealth Strategy will include both equity and fixed-income securities. Price fluctuation in the Underlying Portfolio securities may be caused by changes in the general level of interest rates or changes in bond credit quality ratings.

Market Risk: The value of the Strategy’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as growth or value, may be underperforming the stock market generally.

Interest Rate Risk: (Balanced Wealth and Conservative Wealth Strategies) Changes in interest rates will affect the value of the Strategy’s investments in Underlying Portfolios that invest in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tend to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations. Investments in fixed-income securities with lower credit ratings (“junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

Credit Risk: (Balanced Wealth and Conservative Wealth Strategies) The issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

Foreign (Non-U.S.) Risk: The Strategies’ investments in Underlying Portfolios that invest in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

(Disclosures, Risks and Note about Historical Performance continued on next page)

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	9

Disclosures and Risks

DISCLOSURES AND RISKS

(continued from previous page)

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Strategy’s investments or reduce its returns.

Capitalization Risk: Investments in small- and mid-capitalization companies by the Underlying Portfolios may be more volatile than investments in large-cap companies. Investments in small-cap companies may have additional risks because these companies have limited product lines, markets, or financial resources.

Allocation Risk: The allocation of investments among the Underlying Portfolios’ different investment styles, such as growth or value, or U.S. or non-U.S. securities, may have a more significant effect on the Strategy’s net asset value when one of these investments is performing more poorly than another.

These risks are fully discussed in the Strategies’ prospectus.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Strategies will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

All fees and expenses related to the operation of the Strategies have been deducted. Net asset value (“NAV”) returns do not reflect sales charges; if sales charges were reflected, the Strategies’ quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4); a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

10	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Disclosures and Risks

WEALTH APPRECIATION STRATEGY

HISTORICAL PERFORMANCE

THE STRATEGY VS. ITS BENCHMARKS PERIODS ENDED AUGUST 31, 2012	NAV Returns
	6 Months	12 Months
AllianceBernstein Wealth Appreciation Strategy
Class A	-3.48%	5.11%

Class B*	-3.86%	4.29%

Class C	-3.85%	4.39%

Advisor Class**	-3.40%	5.36%

Class R**	-3.62%	4.78%

Class K**	-3.50%	5.07%

Class I**	-3.33%	5.43%

Primary Benchmark: S&P 500 Index	4.14%	18.00%

Secondary Benchmark: MSCI ACWI ex-U.S.	-5.66%	-1.92%

Composite Benchmark: 60% S&P 500 Index/40% MSCI ACWI ex-U.S.	0.17%	9.74%

* Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. Please see Note A for additional information.

**  Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategies.

See Disclosures, Risks and Note about Historical Performance on pages 9-10.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	11

Historical Performance

WEALTH APPRECIATION STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

GROWTH OF A $10,000 INVESTMENT IN THE STRATEGY

9/2/03* TO 8/31/12

*	Since inception of the Strategy’s Class A shares on 9/2/03.

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Wealth Appreciation Strategy Class A shares (from 9/2/03* to 8/31/12) as compared to the performance of the Strategy’s individual benchmarks, in addition to the composite benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Strategy and assumes the reinvestment of dividends and capital gains distributions.

See Disclosures, Risks and Note about Historical Performance on pages 9-10.

(Historical Performance continued on next page)

12	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Historical Performance

BALANCED WEALTH STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

THE STRATEGY VS. ITS BENCHMARKS PERIODS ENDED AUGUST 31, 2012	NAV Returns
	6 Months	12 Months
AllianceBernstein Balanced Wealth Strategy
Class A	-0.90%	5.81%

Class B*	-1.15%	5.06%

Class C	-1.21%	5.08%

Advisor Class**	-0.70%	6.09%

Class R**	-1.06%	5.35%

Class K**	-0.88%	5.85%

Class I**	-0.70%	6.10%

Primary Benchmark: S&P 500 Index	4.14%	18.00%

Secondary Benchmark: BC U.S. Aggregate Bond Index	2.97%	5.78%

Composite Benchmark: 65% S&P 500 Index/35% BC U.S. Aggregate Bond Index	3.83%	13.94%

*    Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. Please see Note A for additional information.

**  Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategies.

See Disclosures, Risks and Note about Historical Performance on pages 9-10.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	13

Historical Performance

BALANCED WEALTH STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

GROWTH OF A $10,000 INVESTMENT IN THE STRATEGY

9/2/03* TO 8/31/12

*	Since inception of the Strategy’s Class A shares on 9/2/03.

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Balanced Wealth Strategy Class A shares (from 9/2/03* to 8/31/12) as compared to the performance of the Strategy’s individual benchmarks, in addition to the composite benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Strategy and assumes the reinvestment of dividends and capital gains distributions.

See Disclosures, Risks and Note about Historical Performance on pages 9-10.

(Historical Performance continued on next page)

14	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Historical Performance

CONSERVATIVE WEALTH STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

THE STRATEGY VS. ITS BENCHMARKS PERIODS ENDED AUGUST 31, 2012	NAV Returns
	6 Months	12 Months
AllianceBernstein Conservative Wealth Strategy
Class A	0.21%	3.93%

Class B*	-0.11%	3.21%

Class C	-0.09%	3.24%

Advisor Class**	0.32%	4.22%

Class R**	0.03%	3.46%

Class K**	0.19%	3.82%

Class I**	0.30%	4.19%

Primary Benchmark: BC U.S. Aggregate Bond Index	2.97%	5.78%

Secondary Benchmark: S&P 500 Index	4.14%	18.00%

Composite Benchmark: 65% BC U.S. Aggregate Bond Index /35% S&P 500 Index	3.48%	10.27%

* Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. Please see Note A for additional information.

**  Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategies.

See Disclosures, Risks and Note about Historical Performance on pages 9-10.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	15

Historical Performance

CONSERVATIVE WEALTH STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

GROWTH OF A $10,000 INVESTMENT IN THE STRATEGY

9/2/03* TO 8/31/12

*	Since inception of the Strategy’s Class A shares on 9/2/03.

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Conservative Wealth Strategy Class A shares (from 9/2/03* to 8/31/12) as compared to the performance of the Strategy’s individual benchmarks, in addition to the composite benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Strategy and assumes the reinvestment of dividends and capital gains distributions.

See Disclosures, Risks and Note about Historical Performance on pages 9-10.

(Historical Performance continued on next page)

16	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Historical Performance

THE UNDERLYING PORTFOLIOS

HISTORICAL PERFORMANCE

(continued from previous page)

EACH UNDERLYING PORTFOLIO* VS. ITS BENCHMARKS PERIODS ENDED AUGUST 31, 2012	Returns
	6 Months	12 Months
AllianceBernstein U.S. Value Portfolio	0.29%	12.75%

Russell 1000 Value Index	3.95%	17.30%

AllianceBernstein U.S. Large Cap Growth Portfolio	1.64%	16.99%

Russell 1000 Growth Index	3.17%	17.37%

AllianceBernstein International Value Portfolio	-11.49%	-6.69%

Current Benchmark: MSCI ACWI ex-U.S.	-5.66%	-1.92%

Prior Benchmark: MSCI EAFE Index (net)	-4.00%	-0.04%

AllianceBernstein International Growth Portfolio	-6.08%	-7.19%

Current Benchmark: MSCI ACWI ex-U.S.	-5.66%	-1.92%

Prior Benchmark: MSCI EAFE Index (net)	-4.00%	-0.04%

MSCI EAFE Growth Index	-3.70%	-0.22%

AllianceBernstein Short Duration Bond Portfolio	0.86%	1.24%

BofA ML 1-3 Year Treasury Index	0.39%	0.41%

AllianceBernstein Global Core Bond Portfolio	4.11%	6.98%

Current Benchmark: BC Global Aggregate Bond Index (U.S. dollar hedged)	2.97%	5.91%

Prior Benchmark: BC U.S. Aggregate Bond Index	2.97%	5.78%

AllianceBernstein Bond Inflation Protection Portfolio	3.13%	6.59%

BC 1-10 Year TIPS Index	2.17%	5.07%

AllianceBernstein High-Yield Portfolio	5.73%	13.95%

BC U.S. High Yield 2% Issuer Cap Index	4.80%	13.84%

AllianceBernstein Small-Mid Cap Value Portfolio	0.25%	14.21%

Russell 2500 Value Index	2.37%	14.72%

AllianceBernstein Small-Mid Cap Growth Portfolio	-0.76%	17.77%

Russell 2500 Growth Index	-1.02%	12.81%

AllianceBernstein Multi-Asset Real Return Portfolio	-2.25%	-0.45%

MSCI AC World Commodity Producers Index	-12.51%	-8.56%

AllianceBernstein Volatility Management Portfolio	-2.75%	3.10%

Current Benchmark: MSCI ACWI	-1.54%	6.22%

Prior Benchmark: S&P 500 Index	4.14%	18.00%

*    Please note, shares of the Underlying Portfolios are offered exclusively to mutual funds advised by, and certain institutional clients of, AllianceBernstein that seek a blend of asset classes for investment, like the Strategies. These share classes are not currently offered for direct investment from the general public. The Underlying Portfolios do not contain sales charges or management fees.

See Disclosures, Risks and Note about Historical Performance on pages 9-10.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	17

Historical Performance

WEALTH APPRECIATION STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF AUGUST 31, 2012
	NAV Returns	SEC Returns

Class A Shares
1 Year	5.11%	0.64%
5 Years	-3.53%	-4.36%
Since Inception*	3.94%	3.44%

Class B Shares
1 Year	4.29%	0.29%
5 Years	-4.24%	-4.24%
Since Inception*(a)	3.26%	3.26%

Class C Shares
1 Year	4.39%	3.39%
5 Years	-4.21%	-4.21%
Since Inception*	3.20%	3.20%

Advisor Class Shares†
1 Year	5.36%	5.36%
5 Years	-3.25%	-3.25%
Since Inception*	4.23%	4.23%

Class R Shares†
1 Year	4.78%	4.78%
5 Years	-3.86%	-3.86%
Since Inception*	2.31%	2.31%

Class K Shares†
1 Year	5.07%	5.07%
5 Years	-3.56%	-3.56%
Since Inception*	1.85%	1.85%

Class I Shares†
1 Year	5.43%	5.43%
5 Years	-3.23%	-3.23%
Since Inception*	2.17%	2.17%

The Strategy’s current prospectus fee table shows the Strategy’s total annual operating expense ratios as 1.12%, 1.86%, 1.83%, 0.82%, 1.49%, 1.18% and 0.85% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. The expenses shown include the total operating expenses of the Strategy and the indirect expenses of the Strategy’s Underlying Portfolios, as based upon the allocation of the Strategy’s assets among the Underlying Portfolios. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

*	Inception dates: 9/2/03 for Class A, Class B, Class C and Advisor Class shares; 2/17/04 for Class R shares; 3/1/05 for Class K and Class I shares.

†	These share classes are offered at NAV to eligible investors and their SEC returns are the same as the NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategies. The inception dates for each class are listed above.

See Disclosures, Risks and Note about Historical Performance on pages 9-10.

(Historical Performance continued on next page)

18	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Historical Performance

WEALTH APPRECIATION STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2012)
SEC Returns

Class A Shares
1 Year	14.88%
5 Years	-4.81%
Since Inception*	3.68%

Class B Shares
1 Year	15.20%
5 Years	-4.68%
Since Inception*(a)	3.50%

Class C Shares
1 Year	18.21%
5 Years	-4.66%
Since Inception*	3.43%

Advisor Class Shares†
1 Year	20.35%
5 Years	-3.70%
Since Inception*	4.47%

Class R Shares†
1 Year	19.67%
5 Years	-4.30%
Since Inception*	2.57%

Class K Shares†
1 Year	19.96%
5 Years	-4.00%
Since Inception*	2.15%

Class I Shares†
1 Year	20.49%
5 Years	-3.68%
Since Inception*	2.48%

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

*	Inception dates: 9/2/03 for Class A, Class B, Class C and Advisor Class shares; 2/17/04 for Class R shares; 3/1/05 for Class K and Class I shares.

†	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategies. The inception dates for each class are listed above.

See Disclosures, Risks and Note about Historical Performance on pages 9-10.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	19

Historical Performance

BALANCED WEALTH STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF AUGUST 31, 2012
	NAV Returns	SEC Returns

Class A Shares
1 Year	5.81%	1.30%
5 Years	0.64%	-0.23%
Since Inception*	5.08%	4.58%

Class B Shares
1 Year	5.06%	1.06%
5 Years	-0.08%	-0.08%
Since Inception*(a)	4.41%	4.41%

Class C Shares
1 Year	5.08%	4.08%
5 Years	-0.06%	-0.06%
Since Inception*	4.35%	4.35%

Advisor Class Shares†
1 Year	6.09%	6.09%
5 Years	0.95%	0.95%
Since Inception*	5.40%	5.40%

Class R Shares†
1 Year	5.35%	5.35%
5 Years	0.29%	0.29%
Since Inception*	3.80%	3.80%

Class K Shares†
1 Year	5.85%	5.85%
5 Years	0.62%	0.62%
Since Inception*	3.70%	3.70%

Class I Shares†
1 Year	6.10%	6.10%
5 Years	0.95%	0.95%
Since Inception*	4.04%	4.04%

The Strategy’s current prospectus fee table shows the Strategy’s total annual operating expense ratios as 1.02%, 1.75%, 1.73%, 0.72%, 1.38%, 1.07% and 0.74% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. The expenses shown include the total operating expenses of the Strategy and the indirect expenses of the Strategy’s Underlying Portfolios, as based upon the allocation of the Strategy’s assets among the Underlying Portfolios. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

*	Inception dates: 9/2/03 for Class A, Class B, Class C and Advisor Class shares; 2/17/04 for Class R shares; 3/1/05 for Class K and Class I shares.

†	These share classes are offered at NAV to eligible investors and their SEC returns are the same as the NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategies. The inception dates for each class are listed above.

See Disclosures, Risks and Note about Historical Performance on pages 9-10.

(Historical Performance continued on next page)

20	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Historical Performance

BALANCED WEALTH STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2012)
SEC Returns

Class A Shares
1 Year	10.77%
5 Years	-0.58%
Since Inception*	4.74%

Class B Shares
1 Year	10.81%
5 Years	-0.43%
Since Inception*(a)	4.57%

Class C Shares
1 Year	13.92%
5 Years	-0.41%
Since Inception*	4.50%

Advisor Class Shares†
1 Year	15.98%
5 Years	0.59%
Since Inception*	5.55%

Class R Shares†
1 Year	15.30%
5 Years	-0.05%
Since Inception*	3.97%

Class K Shares†
1 Year	15.66%
5 Years	0.26%
Since Inception*	3.89%

Class I Shares†
1 Year	16.02%
5 Years	0.59%
Since Inception*	4.24%

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

*	Inception dates: 9/2/03 for Class A, Class B, Class C and Advisor Class shares; 2/17/04 for Class R shares; 3/1/05 for Class K and Class I shares.

†	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategies. The inception dates for each class are listed above.

See Disclosures, Risks and Note about Historical Performance on pages 9-10.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	21

Historical Performance

CONSERVATIVE WEALTH STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF AUGUST 31, 2012
	NAV Returns	SEC Returns

Class A Shares
1 Year	3.93%	-0.52%
5 Years	2.12%	1.24%
Since Inception*	4.44%	3.94%

Class B Shares
1 Year	3.21%	-0.79%
5 Years	1.39%	1.39%
Since Inception*(a)	3.77%	3.77%

Class C Shares
1 Year	3.24%	2.24%
5 Years	1.41%	1.41%
Since Inception*	3.70%	3.70%

Advisor Class Shares†
1 Year	4.22%	4.22%
5 Years	2.42%	2.42%
Since Inception*	4.74%	4.74%

Class R Shares†
1 Year	3.46%	3.46%
5 Years	1.74%	1.74%
Since Inception*	3.51%	3.51%

Class K Shares†
1 Year	3.82%	3.82%
5 Years	2.09%	2.09%
Since Inception*	3.64%	3.64%

Class I Shares†
1 Year	4.19%	4.19%
5 Years	2.40%	2.40%
Since Inception*	3.96%	3.96%

The Strategy’s current prospectus fee table shows the Strategy’s total annual operating expense ratios as 1.04%, 1.77%, 1.75%, 0.74%, 1.42%, 1.11% and 0.77% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. The expenses shown include the total operating expenses of the Strategy and the indirect expenses of the Strategy’s Underlying Portfolios, as based upon the allocation of the Strategy’s assets among the Underlying Portfolios. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

*	Inception dates: 9/2/03 for Class A, Class B, Class C and Advisor Class shares; 2/17/04 for Class R shares; 3/1/05 for Class K and Class I shares.

†	These share classes are offered at NAV to eligible investors and their SEC returns are the same as the NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategies. The inception dates for each class are listed above.

See Disclosures, Risks and Note about Historical Performance on pages 9-10.

(Historical Performance continued on next page)

22	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Historical Performance

CONSERVATIVE WEALTH STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2012)
SEC Returns

Class A Shares
1 Year	4.41%
5 Years	1.00%
Since Inception*	4.02%

Class B Shares
1 Year	4.33%
5 Years	1.16%
Since Inception*(a)	3.86%

Class C Shares
1 Year	7.36%
5 Years	1.18%
Since Inception*	3.78%

Advisor Class Shares†
1 Year	9.40%
5 Years	2.20%
Since Inception*	4.82%

Class R Shares†
1 Year	8.76%
5 Years	1.52%
Since Inception*	3.61%

Class K Shares†
1 Year	9.08%
5 Years	1.86%
Since Inception*	3.75%

Class I Shares†
1 Year	9.39%
5 Years	2.17%
Since Inception*	4.07%

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

*	Inception dates: 9/2/03 for Class A, Class B, Class C and Advisor Class shares; 2/17/04 for Class R shares; 3/1/05 for Class K and Class I shares.

†	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategies. The inception dates for each class are listed above.

See Disclosures, Risks and Note about Historical Performance on pages 9-10.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	23

Historical Performance

THE UNDERLYING PORTFOLIOS

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS FOR THE UNDERLYING PORTFOLIOS† AS OF AUGUST 31, 2012
NAV/SEC Returns†

AllianceBernstein U.S. Value Portfolio
1 Year	12.75%
5 Years	-3.63%
Since Inception*	1.45%

AllianceBernstein U.S. Large Cap Growth Portfolio
1 Year	16.99%
5 Years	1.37%
Since Inception*	4.51%

AllianceBernstein International Value Portfolio
1 Year	-6.69%
5 Years	-10.27%
Since Inception*	0.24%

AllianceBernstein International Growth Portfolio
1 Year	-7.19%
5 Years	-7.84%
Since Inception*	0.07%

AllianceBernstein Short Duration Bond Portfolio
1 Year	1.24%
5 Years	2.50%
Since Inception*	2.91%

AllianceBernstein Global Core Bond Portfolio
1 Year	6.98%
5 Years	7.55%
Since Inception*	6.42%

AllianceBernstein Bond Inflation Protection Portfolio
1 Year	6.59%
5 Years	7.45%
Since Inception*	6.12%

*	Inception date: 5/20/05.

See Disclosures, Risks and Note about Historical Performance on pages 9-10.

(Historical Performance continued on next page)

24	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Historical Performance

THE UNDERLYING PORTFOLIOS

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS FOR THE UNDERLYING PORTFOLIOS† AS OF AUGUST 31, 2012
NAV/SEC Returns†

AllianceBernstein High-Yield Portfolio
1 Year	13.95%
5 Years	10.28%
Since Inception*	9.07%

AllianceBernstein Small-Mid Cap Value Portfolio
1 Year	14.21%
5 Years	3.22%
Since Inception*	6.31%

AllianceBernstein Small-Mid Cap Growth Portfolio
1 Year	17.77%
5 Years	7.46%
Since Inception*	11.22%

AllianceBernstein Multi-Asset Real Return Portfolio
1 Year	-0.45%
5 Years	-2.54%
Since Inception*	4.50%

AllianceBernstein Volatility Management Portfolio
1 Year	3.10%
Since Inception**	4.48%

†	Please note, shares of the Underlying Portfolios are offered exclusively to mutual funds advised by, and certain institutional clients of, AllianceBernstein that seek a blend of asset classes for investment, like the Strategies. These share classes are not currently offered for direct investment from the general public. The Underlying Portfolios do not contain sales charges or management fees. These Portfolios are offered at NAV and their SEC returns are the same as their NAV returns. The Underlying Portfolios can be purchased at the relevant NAV without a sales charge or other fee. However, there are sales charges in connection to purchases of other AllianceBernstein share classes invested in these Underlying Portfolios.

*	Inception date: 5/20/05.

**	Inception date: 4/16/10.

See Disclosures, Risks and Note about Historical Performance on pages 9-10.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	25

Historical Performance

THE UNDERLYING PORTFOLIOS

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS FOR THE UNDERLYING PORTFOLIOS† AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2012)
NAV/SEC Returns†

AllianceBernstein U.S. Value Portfolio
1 Year	26.78%
5 Years	-3.52%
Since Inception*	1.89%

AllianceBernstein U.S. Large Cap Growth Portfolio
1 Year	32.22%
5 Years	0.85%
Since Inception*	4.89%

AllianceBernstein International Value Portfolio
1 Year	8.59%
5 Years	-10.60%
Since Inception*	0.68%

AllianceBernstein International Growth Portfolio
1 Year	11.67%
5 Years	-8.74%
Since Inception*	0.50%

AllianceBernstein Short Duration Bond Portfolio
1 Year	1.74%
5 Years	2.42%
Since Inception*	2.91%

AllianceBernstein Global Core Bond Portfolio
1 Year	6.96%
5 Years	7.53%
Since Inception*	6.42%

AllianceBernstein Bond Inflation Protection Portfolio
1 Year	8.77%
5 Years	7.42%
Since Inception*	6.19%

*	Inception date: 5/20/05.

See Disclosures, Risks and Note about Historical Performance on pages 9-10.

(Historical Performance continued on next page)

26	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Historical Performance

THE UNDERLYING PORTFOLIOS

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS FOR THE UNDERLYING PORTFOLIOS† AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2012)
NAV/SEC Returns†

AllianceBernstein High-Yield Portfolio
1 Year	19.86%
5 Years	10.02%
Since Inception*	9.19%

AllianceBernstein Small-Mid Cap Value Portfolio
1 Year	29.88%
5 Years	3.35%
Since Inception*	6.50%

AllianceBernstein Small-Mid Cap Growth Portfolio
1 Year	31.02%
5 Years	6.73%
Since Inception*	11.29%

AllianceBernstein Multi-Asset Real Return Potfolio
1 Year	17.23%
5 Years	-3.20%
Since Inception*	4.81%

AllianceBernstein Volatility Management Portfolio
1 Year	3.51%
Since Inception**	4.70%

†	Please note, shares of the Underlying Portfolios are offered exclusively to mutual funds advised by, and certain institutional clients of, AllianceBernstein that seek a blend of asset classes for investment, like the Strategies. These share classes are not currently offered for direct investment from the general public. The Underlying Portfolios do not contain sales charges or management fees. These Portfolios are offered at NAV and their SEC returns are the same as their NAV returns. The Underlying Portfolios can be purchased at the relevant NAV without a sales charge or other fee. However, there are sales charges in connection to purchases of other AllianceBernstein share classes invested in these Underlying Portfolios.

*	Inception date: 5/20/05.

**	Inception date: 4/16/10.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	27

Historical Performance

FUND EXPENSES

(unaudited)

As a shareholder of the Strategy, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Strategy expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Strategy and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Each Strategy will indirectly bear its pro rata share of the expenses incurred by the Underlying Portfolios in which the Strategies invest. These expenses are not included in the table below.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Strategy’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Strategy’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Strategy and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Each Strategy will indirectly bear its pro rata share of the expenses incurred by the Underlying Portfolios in which the Strategies invest. These expenses are not included in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Wealth Appreciation Strategy

	Beginning Account Value March 1, 2012	Ending Account Value August 31, 2012	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$965.20	$5.29	1.07%
Hypothetical**	$1,000	$1,019.76	$5.43	1.07%
Class B
Actual	$1,000	$961.40	$8.92	1.81%
Hypothetical**	$1,000	$1,016.04	$9.17	1.81%
Class C
Actual	$1,000	$961.50	$8.78	1.78%
Hypothetical**	$1,000	$1,016.19	$9.02	1.78%

28	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Fund Expenses

FUND EXPENSES

(unaudited)

(continued from previous page)

	Beginning Account Value March 1, 2012	Ending Account Value August 31, 2012	Expenses Paid During Period*	Annualized Expense Ratio*
Advisor Class
Actual	$1,000	$966.00	$3.81	0.77%
Hypothetical**	$1,000	$1,021.27	$3.91	0.77%
Class R
Actual	$1,000	$963.80	$7.11	1.44%
Hypothetical**	$1,000	$1,017.90	$7.30	1.44%
Class K
Actual	$1,000	$965.00	$5.58	1.13%
Hypothetical**	$1,000	$1,019.46	$5.74	1.13%
Class I
Actual	$1,000	$966.70	$3.95	0.80%
Hypothetical**	$1,000	$1,021.11	$4.06	0.80%

Balanced Wealth Strategy

	Beginning Account Value March 1, 2012	Ending Account Value August 31, 2012	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$991.00	$4.95	0.99%
Hypothetical**	$1,000	$1,020.16	$5.03	0.99%
Class B
Actual	$1,000	$988.50	$8.60	1.72%
Hypothetical**	$1,000	$1,016.49	$8.72	1.72%
Class C
Actual	$1,000	$987.90	$8.49	1.70%
Hypothetical**	$1,000	$1,016.59	$8.62	1.70%
Advisor Class
Actual	$1,000	$993.00	$3.46	0.69%
Hypothetical**	$1,000	$1,021.67	$3.51	0.69%
Class R
Actual	$1,000	$989.40	$6.70	1.34%
Hypothetical**	$1,000	$1,018.40	$6.80	1.34%
Class K
Actual	$1,000	$991.20	$5.21	1.04%
Hypothetical**	$1,000	$1,019.91	$5.28	1.04%
Class I
Actual	$1,000	$993.00	$3.51	0.70%
Hypothetical**	$1,000	$1,021.62	$3.56	0.70%

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	29

Fund Expenses

FUND EXPENSES

(unaudited)

(continued from previous page)

Conservative Wealth Strategy

	Beginning Account Value March 1, 2012	Ending Account Value August 31, 2012	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,002.10	$5.08	1.01%
Hypothetical**	$1,000	$1,020.06	$5.13	1.01%
Class B
Actual	$1,000	$998.90	$8.74	1.74%
Hypothetical**	$1,000	$1,016.39	$8.82	1.74%
Class C
Actual	$1,000	$999.10	$8.64	1.72%
Hypothetical**	$1,000	$1,016.49	$8.72	1.72%
Advisor Class
Actual	$1,000	$1,003.20	$3.58	0.71%
Hypothetical**	$1,000	$1,021.57	$3.61	0.71%
Class R
Actual	$1,000	$1,000.30	$6.99	1.39%
Hypothetical**	$1,000	$1,018.15	$7.05	1.39%
Class K
Actual	$1,000	$1,001.90	$5.33	1.06%
Hypothetical**	$1,000	$1,019.81	$5.38	1.06%
Class I
Actual	$1,000	$1,003.00	$3.73	0.74%
Hypothetical**	$1,000	$1,021.42	$3.76	0.74%
*	Expenses are equal to the classes’ annualized expense ratios multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Expenses of the underlying portfolios in which the Strategies invest are not included herein.

**	Assumes 5% return before expenses.

30	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Fund Expenses

WEALTH APPRECIATION STRATEGY

PORTFOLIO SUMMARY

August 31, 2012 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $1,442.4

*	All data are as of August 31, 2012. The Strategy’s holdings breakdown is expressed as a percentage of total investments and may vary over time.

The Strategy invests in the Underlying Portfolios. For more details regarding the Strategy’s holdings, including specific breakdowns within the Underlying Portfolios, please refer to pages 97-257. Performance for each of the Underlying Portfolios compared to its benchmark may be found on page 17. Additional performance for the Underlying Portfolios may be found on pages 24-27.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	31

Portfolio Summary

BALANCED WEALTH STRATEGY

PORTFOLIO SUMMARY

August 31, 2012 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $1,484.5

*	All data are as of August 31, 2012. The Strategy’s holdings breakdown is expressed as a percentage of total investments and may vary over time.

The Strategy invests in the Underlying Portfolios. For more details regarding the Strategy’s holdings, including specific breakdowns within the Underlying Portfolios, please refer to pages 97-257. Performance for each of the Underlying Portfolios compared to its benchmark may be found on page 17. Additional performance for the Underlying Portfolios may be found on pages 24-27.

32	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Portfolio Summary

CONSERVATIVE WEALTH STRATEGY

PORTFOLIO SUMMARY

August 31, 2012 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $488.5

*	All data are as of August 31, 2012. The Strategy’s holdings breakdown is expressed as a percentage of total investments and may vary over time.

The Strategy invests in the Underlying Portfolios. For more details regarding the Strategy’s holdings, including specific breakdowns within the Underlying Portfolios, please refer to pages 97-257. Performance for each of the Underlying Portfolios compared to its benchmark may be found on page 17. Additional performance for the Underlying Portfolios may be found on pages 24-27.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	33

Portfolio Summary

WEALTH APPRECIATION STRATEGY

PORTFOLIO OF INVESTMENTS

August 31, 2012

Company	Shares	U.S. $ Value

MUTUAL FUNDS – 100.1%
The AllianceBernstein Pooling Portfolios - Equity – 100.1%
International Growth Portfolio	27,892,201	$210,307,191
International Value Portfolio	32,446,277	207,331,708
Multi-Asset Real Return Portfolio	13,388,765	116,080,596
Small-Mid Cap Growth Portfolio	5,772,700	76,372,824
Small-Mid Cap Value Portfolio	6,500,537	76,186,290
U.S. Large Cap Growth Portfolio	19,079,478	234,677,582
U.S. Value Portfolio	26,896,125	234,803,172
Volatility Management Portfolio	28,192,222	288,688,357

Total Investments – 100.1% (cost $1,512,748,890)		1,444,447,720
Other assets less liabilities – (0.1)%		(2,031,464)

Net Assets – 100.0%		$1,442,416,256

See notes to financial statements.

34	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Wealth Appreciation Strategy—Portfolio of Investments

BALANCED WEALTH STRATEGY

PORTFOLIO OF INVESTMENTS

August 31, 2012

Company	Shares	U.S. $ Value

MUTUAL FUNDS – 100.2%
The AllianceBernstein Pooling Portfolios - Equity – 65.1%
International Growth Portfolio	15,780,968	$118,988,496
International Value Portfolio	18,337,561	117,177,013
Multi-Asset Real Return Portfolio	8,598,672	74,550,485
Small-Mid Cap Growth Portfolio	2,543,982	33,656,882
Small-Mid Cap Value Portfolio	2,870,573	33,643,120
U.S. Large Cap Growth Portfolio	11,774,254	144,823,328
U.S. Value Portfolio	16,651,272	145,365,606
Volatility Management Portfolio	29,072,963	297,707,143

		965,912,073

The AllianceBernstein Pooling Portfolios - Fixed Income – 35.1%
Bond Inflation Protection Portfolio	10,661,697	119,624,244
Global Core Bond Portfolio	27,061,904	297,680,944
High-Yield Portfolio	10,152,241	104,669,600

		521,974,788

Total Investments – 100.2% (cost $1,441,353,721)		1,487,886,861
Other assets less liabilities – (0.2)%		(3,436,753)

Net Assets – 100.0%		$1,484,450,108

See notes to financial statements.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	35

Balanced Wealth Strategy—Portfolio of Investments

CONSERVATIVE WEALTH STRATEGY

PORTFOLIO OF INVESTMENTS

August 31, 2012

Company	Shares	U.S. $ Value

MUTUAL FUNDS – 100.2%
The AllianceBernstein Pooling Portfolios - Fixed Income – 65.3%
Bond Inflation Protection Portfolio	4,386,797	$49,219,869
Global Core Bond Portfolio	12,268,375	134,952,127
Short Duration Bond Portfolio	14,090,614	134,706,266

		318,878,262

The AllianceBernstein Pooling Portfolios - Equity – 34.9%
International Growth Portfolio	2,741,877	20,673,749
International Value Portfolio	3,188,523	20,374,665
Multi-Asset Real Return Portfolio	844,916	7,325,417
Small-Mid Cap Growth Portfolio	280,575	3,712,009
Small-Mid Cap Value Portfolio	316,665	3,711,314
U.S. Large Cap Growth Portfolio	2,189,038	26,925,172
U.S. Value Portfolio	3,076,165	26,854,922
Volatility Management Portfolio	5,980,143	61,236,662

		170,813,910

Total Investments – 100.2% (cost $457,748,642)		489,692,172
Other assets less liabilities – (0.2)%		(1,151,507)

Net Assets – 100.0%		$488,540,665

See notes to financial statements.

36	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Conservative Wealth Strategy —Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

August 31, 2012

Wealth Appreciation Strategy
Assets
Investments in affiliated Underlying Portfolios, at value (cost $1,512,748,890)	$1,444,447,720
Receivable for investments sold	2,584,189
Receivable for shares of beneficial interest sold	2,086,136

Total assets	1,449,118,045

Liabilities
Payable for shares of beneficial interest redeemed	5,236,710
Advisory fee payable	798,585
Distribution fee payable	317,403
Transfer Agent fee payable	127,072
Accrued expenses	222,019

Total liabilities	6,701,789

Net Assets	$1,442,416,256

Composition of Net Assets
Shares of beneficial interest, at par	$1,242
Additional paid-in capital	1,807,505,292
Undistributed net investment income	12,098,902
Accumulated net realized loss on investment transactions	(308,888,010)
Net unrealized depreciation on investments	(68,301,170)

$1,442,416,256

Net Asset Value Per Share—unlimited shares authorized, $.00001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$406,461,384	34,955,267	$11.63	*

B	$99,166,673	8,643,387	$11.47

C	$141,224,407	12,295,394	$11.49

Advisor	$766,969,067	65,874,660	$11.64

R	$8,045,176	702,702	$11.45

K	$16,615,830	1,436,437	$11.57

I	$3,933,719	338,851	$11.61

*	The maximum offering price per share for Class A shares was $12.15 which reflects a sales charge of 4.25%.

See notes to financial statements.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	37

Statement of Assets & Liabilities

Balanced Wealth Strategy
Assets
Investments in affiliated Underlying Portfolios, at value (cost $1,441,353,721)	$1,487,886,861
Receivable for shares of beneficial interest sold	3,427,295
Receivable for investments sold	1,507,521

Total assets	1,492,821,677

Liabilities
Payable for shares of beneficial interest redeemed	6,575,393
Advisory fee payable	698,547
Distribution fee payable	670,593
Transfer Agent fee payable	128,600
Accrued expenses	298,436

Total liabilities	8,371,569

Net Assets	$1,484,450,108

Composition of Net Assets
Shares of beneficial interest, at par	$1,254
Additional paid-in capital	1,755,404,691
Accumulated net realized loss on investment transactions	(317,488,977)
Net unrealized appreciation on investments	46,533,140

$1,484,450,108

Net Asset Value Per Share—unlimited shares authorized, $.00001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$790,583,105	66,704,494	$11.85	*

B	$230,240,795	19,516,037	$11.80

C	$296,426,267	25,086,015	$11.82

Advisor	$103,715,866	8,728,646	$11.88

R	$20,020,416	1,693,096	$11.82

K	$30,538,443	2,582,277	$11.83

I	$12,925,216	1,090,569	$11.85

*	The maximum offering price per share for Class A shares was $12.38 which reflects a sales charge of 4.25%.

See notes to financial statements.

38	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Statement of Assets & Liabilities

Conservative Wealth Strategy
Assets
Investments in affiliated Underlying Portfolios, at value (cost $457,748,642)	$489,692,172
Receivable for shares of beneficial interest sold	881,986
Receivable for investments sold	560,672

Total assets	491,134,830

Liabilities
Payable for shares of beneficial interest redeemed	1,967,402
Distribution fee payable	242,997
Advisory fee payable	229,351
Transfer Agent fee payable	15,360
Accrued expenses	139,055

Total liabilities	2,594,165

Net Assets	$488,540,665

Composition of Net Assets
Shares of beneficial interest, at par	$432
Additional paid-in capital	518,874,006
Distributions in excess of net investment income	(176,152)
Accumulated net realized loss on investment transactions	(62,101,151)
Net unrealized appreciation on investments	31,943,530

$488,540,665

Net Asset Value Per Share—unlimited shares authorized, $.00001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$255,748,187	22,554,487	$11.34	*

B	$76,228,829	6,753,500	$11.29

C	$124,846,855	11,061,454	$11.29

Advisor	$13,500,996	1,189,259	$11.35

R	$8,058,691	708,588	$11.37

K	$9,038,787	798,187	$11.32

I	$1,118,320	98,675	$11.33

*	The maximum offering price per share for Class A shares was $11.84 which reflects a sales charge of 4.25%.

See notes to financial statements.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	39

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Year Ended August 31, 2012

	Wealth Appreciation Strategy	Balanced Wealth Strategy	Conservative Wealth Strategy
Investment Income
Income distributions from affiliated Underlying Portfolios	$28,530,104	$47,604,985	$16,587,816

Expenses
Advisory fee (see Note B)	9,634,989	8,931,058	2,923,916
Distribution fee – Class A	1,301,520	2,528,473	805,509
Distribution fee – Class B	1,170,814	2,688,217	889,995
Distribution fee – Class C	1,557,421	3,298,509	1,356,696
Distribution fee – Class R	68,033	156,984	64,478
Distribution fee – Class K	40,659	73,884	21,857
Transfer agency – Class A	432,804	930,658	248,675
Transfer agency – Class B	154,216	361,542	106,956
Transfer agency – Class C	172,983	389,520	136,030
Transfer agency – Advisor Class	726,315	112,310	13,773
Transfer agency – Class R	35,377	81,632	33,529
Transfer agency – Class K	30,537	55,396	14,865
Transfer agency – Class I	8,206	22,703	2,229
Printing	215,251	253,980	67,985
Registration fees	101,868	103,292	113,236
Custodian	70,300	66,662	70,296
Trustees’ fees	56,076	56,113	54,690
Legal	38,960	36,457	51,753
Audit	31,398	31,263	34,756
Miscellaneous	40,805	39,897	19,228

Total expenses	15,888,532	20,218,550	7,030,452

Net investment income	12,641,572	27,386,435	9,557,364

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) on sale of affiliated Underlying Portfolio shares	(75,700,445)	(39,438,254)	10,956,553
Net realized gain distributions from affiliated Underlying Portfolios	33,210,915	26,539,580	5,460,502
Net change in unrealized appreciation/depreciation of investments in affiliated Underlying Portfolios	101,136,264	69,455,690	(7,935,268)

Net gain on investment transactions	58,646,734	56,557,016	8,481,787

Net Increase in Net Assets from Operations	$71,288,306	$83,943,451	$18,039,151

See notes to financial statements.

40	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

Wealth Appreciation Strategy
Year Ended August 31, 2012	Year Ended August 31, 2011
Increase (Decrease) in Net Assets from Operations
Net investment income	$12,641,572	$26,339,593
Net realized loss on sale of affiliated Underlying Portfolio shares	(75,700,445)	(40,296,349)
Net realized gain distributions from affiliated Underlying Portfolios	33,210,915	– 0	–
Net change in unrealized appreciation/depreciation of investments in affiliated Underlying Portfolios	101,136,264	230,511,931

Net increase in net assets from operations	71,288,306	216,555,175
Dividends to Shareholders from
Net investment income
Class A	(7,328,579)	(5,073,207)
Class B	(867,442)	(229,877)
Class C	(1,146,831)	(300,094)
Advisor Class	(14,412,267)	(8,300,091)
Class R	(190,898)	(103,687)
Class K	(206,904)	(179,383)
Class I	(213,663)	(124,024)
Transactions in Shares of Beneficial Interest
Net decrease	(150,984,352)	(168,247,958)

Total increase (decrease)	(104,062,630)	33,996,854
Net Assets
Beginning of period	1,546,478,886	1,512,482,032

End of period (including undistributed net investment income of $12,098,902 and $23,823,914, respectively)	$1,442,416,256	$1,546,478,886

See notes to financial statements.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	41

Statement of Changes in Net Assets

	Balanced Wealth Strategy
	Year Ended August 31, 2012	Year Ended August 31, 2011
Increase (Decrease) in Net Assets from Operations
Net investment income	$27,386,435	$50,777,888
Net realized loss on sale of affiliated Underlying Portfolio shares	(39,438,254)	(58,636,207)
Net realized gain distributions from affiliated Underlying Portfolios	26,539,580	1,152,002
Net change in unrealized appreciation/depreciation of investments in affiliated Underlying Portfolios	69,455,690	222,990,041

Net increase in net assets from operations	83,943,451	216,283,724
Dividends to Shareholders from
Net investment income
Class A	(19,050,328)	(26,742,464)
Class B	(3,954,087)	(6,609,924)
Class C	(4,858,221)	(8,016,904)
Advisor Class	(2,598,653)	(2,561,644)
Class R	(591,204)	(755,788)
Class K	(666,451)	(632,354)
Class I	(513,275)	(613,026)
Tax return of capital
Class A	(1,507,522)	– 0	–
Class B	(312,901)	– 0	–
Class C	(384,449)	– 0	–
Advisor Class	(205,641)	– 0	–
Class R	(46,784)	– 0	–
Class K	(52,739)	– 0	–
Class I	(40,617)	– 0	–
Transactions in Shares of Beneficial Interest
Net decrease	(363,374,419)	(333,596,787)

Total decrease	(314,213,840)	(163,245,167)
Net Assets
Beginning of period	1,798,663,948	1,961,909,115

End of period (including undistributed net investment income of $0 and $4,845,784, respectively)	$1,484,450,108	$1,798,663,948

See notes to financial statements.

42	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Statement of Changes in Net Assets

	Conservative Wealth Strategy
	Year Ended August 31, 2012	Year Ended August 31, 2011
Increase (Decrease) in Net Assets from Operations
Net investment income	$9,557,364	$13,338,762
Net realized gain (loss) on sale of affiliated Underlying Portfolio shares	10,956,553	(3,795,094)
Net realized gain distributions from affiliated Underlying Portfolios	5,460,502	386,298
Net change in unrealized appreciation/depreciation of investments in affiliated Underlying Portfolios	(7,935,268)	37,481,578

Net increase in net assets from operations	18,039,151	47,411,544
Dividends to Shareholders from
Net investment income
Class A	(6,322,698)	(7,676,656)
Class B	(1,334,474)	(1,875,350)
Class C	(2,054,641)	(2,694,808)
Advisor Class	(394,727)	(513,792)
Class R	(260,467)	(292,079)
Class K	(202,856)	(144,089)
Class I	(51,433)	(73,758)
Transactions in Shares of Beneficial Interest
Net decrease	(105,156,637)	(132,171,224)

Total decrease	(97,738,782)	(98,030,212)
Net Assets
Beginning of period	586,279,447	684,309,659

End of period (including distributions in excess of net investment income of ($176,152) and undistributed net investment income of $68,230, respectively)	$488,540,665	$586,279,447

See notes to financial statements.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	43

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

August 31, 2012

NOTE A

Significant Accounting Policies

The AllianceBernstein Portfolios (the “Trust”) was organized as a Massachusetts Business Trust on March 26, 1987 and is registered under the Investment Company Act of 1940 as a diversified, open end management investment company. The Trust operates as a series company currently comprised of seven series: the AllianceBernstein Growth Fund, the Wealth Appreciation Strategy, the Balanced Wealth Strategy, the Conservative Wealth Strategy, the Tax-Managed Wealth Appreciation Strategy, the Tax-Managed Balanced Wealth Strategy and the Tax-Managed Conservative Wealth Strategy. Each series is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the Wealth Appreciation Strategy, the Balanced Wealth Strategy and the Conservative Wealth Strategy (the “Strategies”). The Strategies offer Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Effective January 31, 2009, sales of Class B shares of the Strategies to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AllianceBernstein Mutual Fund, (ii) for purposes of dividend reinvestment, (iii) through the Strategies’ Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. The ability to establish a new Program for accounts containing Class B shares was suspended as of January 31, 2009. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All seven classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The Strategies invest primarily in a combination of portfolios of The AllianceBernstein Pooling Portfolios (the “Underlying Portfolios”) representing a variety of asset classes and investment styles that are managed by AllianceBernstein L.P. (the “Adviser”). The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Strategies.

44	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Notes to Financial Statements

1. Security Valuation

Net asset value per share is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m., Eastern Time. Investments in the Underlying Portfolios are valued at their net asset value each business day.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Strategies would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Strategies. Unobservable inputs reflect the Strategies’ own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Strategies’ own assumptions in determining the fair value of investments)

The following table summarizes the valuation of the Strategies’ investments by the above fair value hierarchy levels as of August 31, 2012:

Investments in Underlying Portfolios*	Level 1	Level 2			Level 3			Total
Wealth Appreciation Strategy
Mutual Funds	$1,444,447,720	$	– 0	–	$	– 0	–	$1,444,447,720

Balanced Wealth Strategy
Mutual Funds	1,487,886,861		– 0	–		– 0	–	1,487,886,861

Conservative Wealth Strategy
Mutual Funds	489,692,172		– 0	–		– 0	–	489,692,172

*	There were no transfers between Level 1 and Level 2 during the reporting period.

3. Taxes

It is each Strategy’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	45

Notes to Financial Statements

Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Strategies’ tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Strategies’ financial statements.

4. Investment Income and Investment Transactions

Income and capital gain distributions from the Underlying Portfolios, if any, are recorded on the ex-dividend date. Transactions in shares of the Underlying Portfolios are accounted for on the trade date. Investment gains and losses are determined on the identified cost basis.

5. Class Allocations

All income earned and expenses incurred by the Strategies are borne on a pro-rata basis by each settled class of shares, based on the proportionate interest in each Strategy represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Trust are charged to each Strategy in proportion to each Strategy’s respective net assets. Expenses included in the accompanying statement of operations do not include any expenses of the Underlying Portfolios. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

6. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Strategies pay the Adviser at the annual rates as follows:

	Average Daily Net Assets
Strategy	First $2.5 Billion	Next $2.5 Billion	In Excess of $5 Billion
Wealth Appreciation	.65%	.55%	.50%
Balanced Wealth	.55%	.45%	.40%
Conservative Wealth	.55%	.45%	.40%

Such fees are accrued daily and paid monthly.

46	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Notes to Financial Statements

The Strategies compensate AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Strategies. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $689,386, $690,916 and $184,192 for the Wealth Appreciation Strategy, Balanced Wealth Strategy and Conservative Wealth Strategy, respectively, for the year ended August 31, 2012.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Strategies’ shares. The Distributor has advised the Strategies that it has retained front-end sales charges from the sale of Class A shares and received contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares for each Strategy for the year ended August 31, 2012 as follows:

	Front-End Sales Charges	Contingent Deferred Sales Charges
Strategy	Class A	Class A	Class B	Class C
Wealth Appreciation	$26,509	$11,234	$42,702	$9,648
Balanced Wealth	68,951	27,573	100,417	23,126
Conservative Wealth	26,702	6,358	37,216	10,294

NOTE C

Distribution Plans

The Strategies have adopted a Plan for each class of shares of the Strategies pursuant to Rule 12b-1 under the Investment Company Act of 1940 (each a “Plan” and collectively the “Plans”). Under the Plans, the Strategies pay distribution and servicing fees to the Distributor at an annual rate of up to .50% of each Strategies’ average daily net assets attributable to Class A shares, 1% of the Strategies’ average daily net assets attributable to both Class B and Class C shares, .50% of the Strategies’ average daily net assets attributable to Class R shares and .25% of the Strategies’ average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class and Class I shares. The fees are accrued daily and paid monthly. The Trustees currently limit payments under the Class A plan to .30% of each Strategies’ average daily net assets attributable to Class A shares. The Plans provide that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Strategies are not obligated under the Plans to pay any distribution services fee in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plans is to compensate the Distributor for its distribution services with respect to the sale of each Strategies’ shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plans are characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	47

Notes to Financial Statements

In the event that a Plan is terminated or not continued, no distribution services fees (other than current amounts accrued but not yet paid) would be owed by the Strategies to the Distributor with respect to the relevant class. The Plans also provide that the Adviser may use its own resources to finance the distribution of each Strategy’s shares.

NOTE D

Investment Transactions

Purchases and sales of investments in the Underlying Portfolios for the year ended August 31, 2012 were as follows:

Strategy	Purchases	Sales
Wealth Appreciation	$436,256,111	$565,270,862
Balanced Wealth	548,822,068	893,586,644
Conservative Wealth	111,139,955	211,906,512

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

				Net Unrealized Appreciation (Depreciation)
		Gross Unrealized
Strategy	Cost	Appreciation	(Depreciation)
Wealth Appreciation	$1,615,232,607	$95,282,770	$(266,067,657)	$(170,784,887)
Balanced Wealth	1,488,853,760	113,500,190	(114,467,089)	(966,899)
Conservative Wealth	468,576,666	36,460,900	(15,345,394)	21,115,506

1. Currency Transactions

A Strategy may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis through its investments in an Underlying Portfolio. A Strategy or an Underlying Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. A Strategy or an Underlying Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Strategy or the Underlying Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. A Strategy or an Underlying Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

48	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Notes to Financial Statements

NOTE E

Shares of Beneficial Interest

Transactions in shares of beneficial interest for each class were as follows:

	Wealth Appreciation Strategy
	Shares		Amount
	Year Ended August 31, 2012	Year Ended August 31, 2011	Year Ended August 31, 2012	Year Ended August 31, 2011

Class A
Shares sold	3,072,417	4,381,127	$34,781,795	$52,697,457

Shares issued in reinvestment of dividends	672,332	410,451	7,052,804	4,855,632

Shares converted from Class B	1,408,352	392,016	16,118,968	4,738,753

Shares redeemed	(12,043,244)	(15,182,301)	(136,235,954)	(182,422,715)

Net decrease	(6,890,143)	(9,998,707)	$(78,282,387)	$(120,130,873)

Class B
Shares sold	173,410	309,066	$1,924,546	$3,672,754

Shares issued in reinvestment of dividends	79,501	18,645	826,799	218,145

Shares converted to Class A	(1,425,670)	(397,951)	(16,118,968)	(4,738,753)

Shares redeemed	(2,383,641)	(3,091,911)	(26,707,682)	(36,535,875)

Net decrease	(3,556,400)	(3,162,151)	$(40,075,305)	$(37,383,729)

Class C
Shares sold	570,576	1,170,611	$6,390,734	$13,945,778

Shares issued in reinvestment of dividends	101,671	23,357	1,058,313	273,739

Shares redeemed	(4,014,499)	(5,731,200)	(44,831,374)	(67,792,409)

Net decrease	(3,342,252)	(4,537,232)	$(37,382,327)	$(53,572,892)

Advisor Class
Shares sold	16,074,504	18,049,447	$182,452,981	$216,598,161

Shares issued in reinvestment of dividends	616,865	388,738	6,464,740	4,598,774

Shares redeemed	(14,334,919)	(14,359,987)	(162,021,191)	(173,203,288)

Net increase	2,356,450	4,078,198	$26,896,530	$47,993,647

Class R
Shares sold	214,825	298,810	$2,375,002	$3,518,515

Shares issued in reinvestment of dividends	18,444	8,893	190,898	103,687

Shares redeemed	(1,109,210)	(520,427)	(12,405,781)	(6,079,686)

Net decrease	(875,941)	(212,724)	$(9,839,881)	$(2,457,484)

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	49

Notes to Financial Statements

	Wealth Appreciation Strategy
	Shares		Amount
	Year Ended August 31, 2012	Year Ended August 31, 2011	Year Ended August 31, 2012	Year Ended August 31, 2011

Class K
Shares sold	385,876	459,044	$4,323,254	$5,458,616

Shares issued in reinvestment of dividends	19,818	15,266	206,903	179,382

Shares redeemed	(908,256)	(554,254)	(9,636,063)	(6,473,814)

Net decrease	(502,562)	(79,944)	$(5,105,906)	$(835,816)

Class I
Shares sold	69,979	97,194	$765,128	$1,104,970

Shares issued in reinvestment of dividends	20,446	10,510	213,663	124,024

Shares redeemed	(689,238)	(280,385)	(8,173,867)	(3,089,805)

Net decrease	(598,813)	(172,681)	$(7,195,076)	$(1,860,811)

	Balanced Wealth Strategy
	Shares		Amount
	Year Ended August 31, 2012	Year Ended August 31, 2011	Year Ended August 31, 2012	Year Ended August 31, 2011

Class A
Shares sold	5,234,327	9,646,659	$60,449,366	$114,897,788

Shares issued in reinvestment of dividends	1,707,394	2,178,243	19,583,617	25,421,839

Shares converted from Class B	2,710,136	438,659	31,503,006	5,232,316

Shares redeemed	(23,719,572)	(27,789,213)	(272,404,595)	(329,892,806)

Net decrease	(14,067,715)	(15,525,652)	$(160,868,606)	$(184,340,863)

Class B
Shares sold	296,992	578,160	$3,408,788	$6,848,633

Shares issued in reinvestment of dividends	355,989	539,846	4,071,067	6,276,847

Shares converted to Class A	(2,723,783)	(441,122)	(31,503,006)	(5,232,316)

Shares redeemed	(5,599,768)	(7,127,765)	(64,217,592)	(84,150,290)

Net decrease	(7,670,570)	(6,450,881)	$(88,240,743)	$(76,257,126)

50	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Notes to Financial Statements

	Balanced Wealth Strategy
	Shares		Amount
	Year Ended August 31, 2012	Year Ended August 31, 2011	Year Ended August 31, 2012	Year Ended August 31, 2011

Class C
Shares sold	1,062,669	2,817,057	$12,228,056	$33,470,655

Shares issued in reinvestment of dividends	415,889	626,230	4,766,903	7,294,317

Shares redeemed	(9,291,718)	(11,262,689)	(106,465,368)	(133,092,944)

Net decrease	(7,813,160)	(7,819,402)	$(89,470,409)	$(92,327,972)

Advisor Class
Shares sold	2,109,868	3,430,835	$24,420,825	$40,937,825

Shares issued in reinvestment of dividends	174,057	192,553	1,999,976	2,252,513

Shares redeemed	(2,572,883)	(2,524,376)	(29,538,579)	(30,074,663)

Net increase (decrease)	(288,958)	1,099,012	$(3,117,778)	$13,115,675

Class R
Shares sold	519,740	1,234,152	$6,013,795	$14,562,325

Shares issued in reinvestment of dividends	55,584	64,723	637,988	755,788

Shares redeemed	(1,907,826)	(632,245)	(22,106,933)	(7,570,278)

Net increase (decrease)	(1,332,502)	666,630	$(15,455,150)	$7,747,835

Class K
Shares sold	1,255,222	736,451	$14,225,810	$8,869,510

Shares issued in reinvestment of dividends	62,665	54,290	719,188	632,332

Shares redeemed	(1,036,577)	(835,705)	(11,664,814)	(9,910,803)

Net increase (decrease)	281,310	(44,964)	$3,280,184	$(408,961)

Class I
Shares sold	109,943	114,539	$1,261,036	$1,342,062

Shares issued in reinvestment of dividends	48,332	52,378	552,908	611,453

Shares redeemed	(966,223)	(266,420)	(11,315,861)	(3,078,890)

Net decrease	(807,948)	(99,503)	$(9,501,917)	$(1,125,375)

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	51

Notes to Financial Statements

	Conservative Wealth Strategy
	Shares		Amount
	Year Ended August 31, 2012	Year Ended August 31, 2011	Year Ended August 31, 2012	Year Ended August 31, 2011

Class A
Shares sold	3,001,931	3,949,434	$33,555,940	$44,529,002

Shares issued in reinvestment of dividends	528,398	633,562	5,893,304	7,061,030

Shares converted from Class B	659,506	155,628	7,396,446	1,764,504

Shares redeemed	(7,846,510)	(11,019,835)	(87,425,285)	(124,180,274)

Net decrease	(3,656,675)	(6,281,211)	$(40,579,595)	$(70,825,738)

Class B
Shares sold	165,725	295,578	$1,838,971	$3,302,424

Shares issued in reinvestment of dividends	113,054	157,802	1,259,082	1,752,558

Shares converted to Class A	(662,661)	(156,497)	(7,396,446)	(1,764,504)

Shares redeemed	(2,039,379)	(2,436,114)	(22,650,254)	(27,336,443)

Net decrease	(2,423,261)	(2,139,231)	$(26,948,647)	$(24,045,965)

Class C
Shares sold	712,701	1,234,593	$7,898,337	$13,842,492

Shares issued in reinvestment of dividends	164,594	215,171	1,833,080	2,389,755

Shares redeemed	(3,166,739)	(4,253,679)	(35,174,222)	(47,740,304)

Net decrease	(2,289,444)	(2,803,915)	$(25,442,805)	$(31,508,057)

Advisor Class
Shares sold	180,436	382,756	$2,009,071	$4,336,013

Shares issued in reinvestment of dividends	28,776	39,822	320,894	443,774

Shares redeemed	(601,935)	(1,053,963)	(6,710,040)	(11,912,816)

Net decrease	(392,723)	(631,385)	$(4,380,075)	$(7,133,029)

Class R
Shares sold	216,009	341,710	$2,405,069	$3,870,186

Shares issued in reinvestment of dividends	23,240	26,109	260,359	291,948

Shares redeemed	(877,624)	(400,383)	(9,851,737)	(4,506,834)

Net decrease	(638,375)	(32,564)	$(7,186,309)	$(344,700)

52	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Notes to Financial Statements

	Conservative Wealth Strategy
	Shares		Amount
	Year Ended August 31, 2012	Year Ended August 31, 2011	Year Ended August 31, 2012	Year Ended August 31, 2011

Class K
Shares sold	241,721	247,023	$2,675,626	$2,785,011

Shares issued in reinvestment of dividends	17,933	11,848	200,110	132,079

Shares redeemed	(150,166)	(81,718)	(1,681,997)	(918,631)

Net increase	109,488	177,153	$1,193,739	$1,998,459

Class I
Shares sold	55,320	44,865	$620,800	$500,933

Shares issued in reinvestment of dividends	4,653	6,622	51,433	73,758

Shares redeemed	(218,018)	(79,850)	(2,485,178)	(886,885)

Net decrease	(158,045)	(28,363)	$(1,812,945)	$(312,194)

NOTE F

Risks Involved in Investing in the Strategies

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of an Underlying Portfolio’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Underlying Portfolio’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Foreign Securities Risk—An Underlying Portfolio’s investments in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of an Underlying Portfolio’s investments or reduce the returns of the Underlying Portfolio. For example, the value of the Underlying Portfolio’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. Dollar is strong (i.e., gaining value

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	53

Notes to Financial Statements

relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar). Currency markets are generally not as regulated as securities markets. Independent of the Underlying Portfolio’s investments denominated in foreign currencies, the Underlying Portfolio’s positions in various foreign currencies may cause the Underlying Portfolio to experience investment losses due to the changes in exchange rates and interest rates.

Indemnification Risk—In the ordinary course of business, the Strategies enter into contracts that contain a variety of indemnifications. The Strategies’ maximum exposure under these arrangements is unknown. However, the Strategies have not had prior claims or losses pursuant to these indemnification provisions and expect the risk of loss thereunder to be remote. Therefore, the Strategies have not accrued any liability in connection with these indemnification provisions.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Strategies, participate in a $140 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Strategies did not utilize the Facility during the year ended August 31, 2012.

NOTE H

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended August 31, 2012 and August 31, 2011 were as follows:

Wealth Appreciation Strategy	2012	2011
Distributions paid from:
Ordinary income	$24,366,584	$14,310,363

Total taxable distributions	24,366,584	14,310,363

Total distributions paid	$24,366,584	$14,310,363

Balanced Wealth Strategy	2012	2011
Distributions paid from:
Ordinary income	$32,232,219	$45,932,104

Total taxable distributions	32,232,219	45,932,104
Tax return of capital	2,550,653	– 0	–

Total distributions paid	$34,782,872	$45,932,104

Conservative Wealth Strategy	2012	2011
Distributions paid from:
Ordinary income	$10,621,296	$13,270,532

Total taxable distributions	10,621,296	13,270,532

Total distributions paid	$10,621,296	$13,270,532

54	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Notes to Financial Statements

As of August 31, 2012, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Strategy	Undistributed Ordinary Income		Accumulated Capital and Other Losses(a)	Unrealized Appreciation/ (Depreciation)(b)	Total Accumulated Earnings/ (Deficit)
Wealth Appreciation	$12,098,902		$(206,404,292)	$(170,784,887)	$(365,090,277)
Balanced Wealth	– 0	–	(269,988,933)	(966,899)	(270,955,832)
Conservative Wealth	– 0	–	(51,449,279)	21,115,506	(30,333,773)

(a)

During the fiscal year ended August 31, 2012, Conservative Wealth Strategy utilized $17,150,094 of capital loss carryforwards to offset current year net realized gains. At August 31, 2012, Conservative Wealth Strategy elected to defer $176,152 of qualified late-year losses that are deemed to arise on September 1, 2012. Additionally, at August 31, 2012 all three Strategies had capital loss carryforwards for federal income tax purposes.

(b)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Under the Regulated Investment Company Modernization Act of 2010, funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period. These post-enactment capital losses must be utilized prior to the pre-enactment capital losses, which are subject to expiration. Post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered short-term as under previous regulation.

As of August 31, 2012, the Strategies had net capital loss carryforwards which will expire as follows:

Strategy	SHORT-TERM AMOUNT		LONG-TERM AMOUNT	EXPIRATION
Wealth Appreciation	$21,540,462		n/a	2017
Wealth Appreciation	91,501,019		n/a	2018
Wealth Appreciation	47,886,250		n/a	2019
Wealth Appreciation	398,776		$45,077,785	No expiration
Balanced Wealth	10,504,401		n/a	2017
Balanced Wealth	140,364,791		n/a	2018
Balanced Wealth	80,057,439		n/a	2019
Balanced Wealth	– 0	–	39,062,302	No expiration
Conservative Wealth	37,632,692		n/a	2018
Conservative Wealth	13,640,435		n/a	2019

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	55

Notes to Financial Statements

During the current fiscal year, certain Strategies had adjustments due to permanent differences. Permanent differences have no effect on net assets. The effect of such permanent differences on each Strategy — primarily due to dividend overdistributions — is reflected as an adjustment to the components of capital as of August 31, 2012 as shown below:

Strategy	Increase (Decrease) to Additional Paid-In Capital			Increase (Decrease) to Undistributed Net Investment Income(Loss)			Increase (Decrease) to Accumulated Net Realized Gain(Loss) on Investments
Wealth Appreciation	$	– 0	–	$	– 0	–	$ – 0	–
Balanced Wealth		(2,550,653)			2,550,653		– 0	–
Conservative Wealth		(819,550)			819,550		– 0	–

NOTE I

Recent Accounting Pronouncement

In December 2011, the Financial Accounting Standards Board issued an Accounting Standards Update (“ASU”) related to disclosures about offsetting assets and liabilities in financial statements. The amendments in this update require an entity to disclose both gross and net information for derivatives and other financial instruments that are either offset in the statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. The ASU is effective during interim or annual reporting periods beginning on or after January 1, 2013. At this time, management is evaluating the implication of this ASU and its impact on the financial statements has not been determined.

NOTE J

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Strategies’ financial statements through this date.

56	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Wealth Appreciation Strategy
Class A
Year Ended August 31,
2012	2011	2010	2009	2008

Net asset value, beginning of period	$ 11.26	$ 10.00	$ 9.89	$ 13.38	$ 16.32

Income From Investment Operations
Net investment income(a)	.10	.19	.09	.12	.36
Net realized and unrealized gain (loss) on investment transactions	.46	1.17	.14	(2.91)	(2.70)

Net increase (decrease) in net asset value from operations	.56	1.36	.23	(2.79)	(2.34)

Less: Dividends and Distributions
Dividends from net investment income	(.19)	(.10)	(.12)	(.07)	(.32)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	(.63)	(.28)

Total dividends and distributions	(.19)	(.10)	(.12)	(.70)	(.60)

Net asset value, end of period	$ 11.63	$ 11.26	$ 10.00	$ 9.89	$ 13.38

Total Return
Total investment return based on net asset value(b)	5.11%	13.58%	2.27%	(19.63)%	(14.86)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$406,461	$471,196	$518,314	$569,413	$825,949
Ratio to average net assets of:
Expenses(c)	1.09%	1.09	%(d)	1.10	%(d)	1.14%	1.08%
Net investment income	.88%	1.60	%(d)	.86	%(d)	1.33%	2.39%
Portfolio turnover rate	29%	4%	4%	9%	4%
See footnote summary on page 78.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	57

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Wealth Appreciation Strategy
Class B
Year Ended August 31,
2012	2011	2010	2009	2008

Net asset value, beginning of period	$ 11.08	$ 9.84	$ 9.73	$ 13.17	$ 16.08

Income From Investment Operations
Net investment income(a)	.02	.10	.01	.05	.25
Net realized and unrealized gain (loss) on investment transactions	.45	1.16	.15	(2.86)	(2.67)

Net increase (decrease) in net asset value from operations	.47	1.26	.16	(2.81)	(2.42)

Less: Dividends and Distributions
Dividends from net investment income	(.08)	(.02)	(.05)	– 0	–	(.21)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	(.63)	(.28)

Total dividends and distributions	(.08)	(.02)	(.05)	(.63)	(.49)

Net asset value, end of period	$ 11.47	$ 11.08	$ 9.84	$ 9.73	$ 13.17

Total Return
Total investment return based on net asset value(b)	4.29%	12.76%	1.57%	(20.24)%	(15.49)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$99,167	$135,139	$151,107	$184,655	$291,413
Ratio to average net assets of:
Expenses(c)	1.82%	1.83	%(d)	1.84	%(d)	1.89%	1.80%
Net investment income	.21%	.85	%(d)	.13	%(d)	.60%	1.70%
Portfolio turnover rate	29%	4%	4%	9%	4%

See footnote summary on page 78.

58	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Wealth Appreciation Strategy
Class C
Year Ended August 31,
2012	2011	2010	2009	2008

Net asset value, beginning of period	$ 11.09	$ 9.85	$ 9.74	$ 13.18	$ 16.08

Income From Investment Operations
Net investment income(a)	.02	.10	.02	.05	.25
Net realized and unrealized gain (loss) on investment transactions	.46	1.16	.14	(2.86)	(2.66)

Net increase (decrease) in net asset value from operations	.48	1.26	.16	(2.81)	(2.41)

Less: Dividends and Distributions
Dividends from net investment income	(.08)	(.02)	(.05)	– 0	–	(.21)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	(.63)	(.28)

Total dividends and distributions	(.08)	(.02)	(.05)	(.63)	(.49)

Net asset value, end of period	$ 11.49	$ 11.09	$ 9.85	$ 9.74	$ 13.18

Total Return
Total investment return based on net asset value(b)	4.39%	12.74%	1.57%	(20.23)%	(15.43)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$141,224	$173,437	$198,641	$236,908	$378,541
Ratio to average net assets of:
Expenses(c)	1.80%	1.80	%(d)	1.82	%(d)	1.86%	1.79%
Net investment income	.19%	.88	%(d)	.15	%(d)	.63%	1.70%
Portfolio turnover rate	29%	4%	4%	9%	4%

See footnote summary on page 78.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	59

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Wealth Appreciation Strategy
Advisor Class
Year Ended August 31,
2012	2011	2010	2009	2008

Net asset value, beginning of period	$ 11.29	$ 10.02	$ 9.91	$ 13.44	$ 16.39

Income From Investment Operations
Net investment income(a)	.12	.22	.12	.13	.38
Net realized and unrealized gain (loss) on investment transactions	.46	1.19	.14	(2.91)	(2.69)

Net increase (decrease) in net asset value from operations	.58	1.41	.26	(2.78)	(2.31)

Less: Dividends and Distributions
Dividends from net investment income	(.23)	(.14)	(.15)	(.12)	(.36)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	(.63)	(.28)

Total dividends and distributions	(.23)	(.14)	(.15)	(.75)	(.64)

Net asset value, end of period	$ 11.64	$ 11.29	$ 10.02	$ 9.91	$ 13.44

Total Return
Total investment return based on net asset value(b)	5.36%	13.99%	2.54%	(19.39)%	(14.62)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$766,969	$716,998	$595,665	$529,636	$552,028
Ratio to average net assets of:
Expenses(c)	.79%	.79	%(d)	.80	%(d)	.84%	.78%
Net investment income	1.07%	1.79	%(d)	1.13	%(d)	1.54%	2.50%
Portfolio turnover rate	29%	4%	4%	9%	4%

See footnote summary on page 78.

60	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Wealth Appreciation Strategy
Class R
Year Ended August 31,
2012	2011	2010	2009	2008

Net asset value, beginning of period	$ 11.07	$ 9.83	$ 9.75	$ 13.20	$ 16.13

Income From Investment Operations
Net investment income(a)	.08	.14	.05	.08	.27
Net realized and unrealized gain (loss) on investment transactions	.44	1.16	.14	(2.85)	(2.64)

Net increase (decrease) in net asset value from operations	.52	1.30	.19	(2.77)	(2.37)

Less: Dividends and Distributions
Dividends from net investment income	(.14)	(.06)	(.11)	(.05)	(.28)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	(.63)	(.28)

Total dividends and distributions	(.14)	(.06)	(.11)	(.68)	(.56)

Net asset value, end of period	$ 11.45	$ 11.07	$ 9.83	$ 9.75	$ 13.20

Total Return
Total investment return based on net asset value(b)	4.78%	13.21%	1.85%	(19.86)%	(15.17)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$8,045	$17,480	$17,617	$16,317	$16,705
Ratio to average net assets of:
Expenses(c)	1.45%	1.46	%(d)	1.45	%(d)	1.45%	1.43%
Net investment income	.69%	1.17	%(d)	.50	%(d)	.94%	1.84%
Portfolio turnover rate	29%	4%	4%	9%	4%

See footnote summary on page 78.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	61

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Wealth Appreciation Strategy
Class K
Year Ended August 31,
2012	2011	2010	2009	2008

Net asset value, beginning of period	$ 11.18	$ 9.93	$ 9.83	$ 13.32	$ 16.25

Income From Investment Operations
Net investment income(a)	.09	.17	.08	.11	.36
Net realized and unrealized gain (loss) on investment transactions	.46	1.18	.15	(2.89)	(2.70)

Net increase (decrease) in net asset value from operations	.55	1.35	.23	(2.78)	(2.34)

Less: Dividends and Distributions
Dividends from net investment income	(.16)	(.10)	(.13)	(.08)	(.31)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	(.63)	(.28)

Total dividends and distributions	(.16)	(.10)	(.13)	(.71)	(.59)

Net asset value, end of period	$ 11.57	$ 11.18	$ 9.93	$ 9.83	$ 13.32

Total Return
Total investment return based on net asset value(b)	5.07%	13.53%	2.28%	(19.66)%	(14.89)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$16,616	$21,677	$20,044	$16,494	$15,393
Ratio to average net assets of:
Expenses(c)	1.13%	1.15	%(d)	1.13	%(d)	1.14%	1.07%
Net investment income	.83%	1.45	%(d)	.78	%(d)	1.23%	2.39%
Portfolio turnover rate	29%	4%	4%	9%	4%

See footnote summary on page 78.

62	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Wealth Appreciation Strategy
	Class I
	Year Ended August 31,
	2012		2011		2010		2009	2008

Net asset value, beginning of period	$ 11.25		$ 9.99		$ 9.88		$ 13.41	$ 16.34

Income From Investment Operations
Net investment income(a)	.18		.22		.13		.14	.41
Net realized and unrealized gain (loss) on investment transactions	.41		1.18		.13		(2.91)	(2.70)

Net increase (decrease) in net asset value from operations	.59		1.40		.26		(2.77)	(2.29)

Less: Dividends and Distributions
Dividends from net investment income	(.23)		(.14)		(.15)		(.13)	(.36)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	(.63)	(.28)

Total dividends and distributions	(.23)		(.14)		(.15)		(.76)	(.64)

Net asset value, end of period	$ 11.61		$ 11.25		$ 9.99		$ 9.88	$ 13.41

Total Return
Total investment return based on net asset value(b)	5.43%		13.90%		2.58%		(19.38)%	(14.56)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$3,934		$10,552		$11,094		$12,584	$17,025
Ratio to average net assets of:
Expenses(c)	.80%		.82	%(d)	.80	%(d)	.81%	.74%
Net investment income	1.53%		1.82	%(d)	1.18	%(d)	1.61%	2.72%
Portfolio turnover rate	29	`%	4%		4%		9%	4%

See footnote summary on page 78.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	63

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Balanced Wealth Strategy
Class A
Year Ended August 31,
2012	2011	2010	2009	2008

Net asset value, beginning of period	$ 11.47	$ 10.61	$ 10.14	$ 12.04	$ 13.94

Income From Investment Operations
Net investment income(a)	.22	.33	.24	.27	.48
Net realized and unrealized gain (loss) on investment transactions	.44	.83	.47	(1.50)	(1.75)

Net increase (decrease) in net asset value from operations	.66	1.16	.71	(1.23)	(1.27)

Less: Dividends and Distributions
Dividends from net investment income	(.26)	(.30)	(.24)	(.28)	(.48)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	(.39)	(.15)
Tax return of capital	(.02)	– 0	–	(.00	)(e)	– 0	–	– 0	–

Total dividends and distributions	(.28)	(.30)	(.24)	(.67)	(.63)

Net asset value, end of period	$ 11.85	$ 11.47	$ 10.61	$ 10.14	$ 12.04

Total Return
Total investment return based on net asset value(b)	5.81%	10.86%	6.98%	(9.09)%	(9.49)%
Ratios/Supplemental Data
Net assets, end of period (000,000’s omitted)	$791	$927	$1,022	$1,069	$1,404
Ratio to average net assets of:
Expenses(c)	1.00%	.99	%(d)	.99	%(d)	1.01%	.93%
Net investment income	1.93%	2.77	%(d)	2.19	%(d)	3.05%	3.62%
Portfolio turnover rate	34%	4%	5%	9%	6%

See footnote summary on page 78.

64	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Balanced Wealth Strategy
Class B
Year Ended August 31,
2012	2011	2010	2009	2008

Net asset value, beginning of period	$ 11.40	$ 10.55	$ 10.09	$ 11.97	$ 13.86

Income From Investment Operations
Net investment income(a)	.14	.24	.16	.21	.38
Net realized and unrealized gain (loss) on investment transactions	.43	.82	.46	(1.49)	(1.73)

Net increase (decrease) in net asset value from operations	.57	1.06	.62	(1.28)	(1.35)

Less: Dividends and Distributions
Dividends from net investment income	(.16)	(.21)	(.16)	(.21)	(.39)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	(.39)	(.15)
Tax return of capital	(.01)	– 0	–	(.00	)(e)	– 0	–	– 0	–

Total dividends and distributions	(.17)	(.21)	(.16)	(.60)	(.54)

Net asset value, end of period	$ 11.80	$ 11.40	$ 10.55	$ 10.09	$ 11.97

Total Return
Total investment return based on net asset value(b)	5.06%	10.04%	6.16%	(9.69)%	(10.12)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$230,241	$309,895	$354,756	$405,281	$571,333
Ratio to average net assets of:
Expenses(c)	1.72%	1.72	%(d)	1.72	%(d)	1.74%	1.66%
Net investment income	1.25%	2.06	%(d)	1.47	%(d)	2.33%	2.91%
Portfolio turnover rate	34%	4%	5%	9%	6%

See footnote summary on page 78.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	65

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Balanced Wealth Strategy
Class C
Year Ended August 31,
2012	2011	2010	2009	2008

Net asset value, beginning of period	$ 11.42	$ 10.56	$ 10.10	$11.98	$ 13.87

Income From Investment Operations
Net investment income(a)	.14	.24	.16	.21	.39
Net realized and unrealized gain (loss) on investment transactions	.43	.83	.46	(1.49)	(1.74)

Net increase (decrease) in net asset value from operations	.57	1.07	.62	(1.28)	(1.35)

Less: Dividends and Distributions
Dividends from net investment income	(.16)	(.21)	(.16)	(.21)	(.39)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	(.39)	(.15)
Tax return of capital	(.01)	– 0	–	(.00	)(e)	– 0	–	– 0	–

Total dividends and distributions	(.17)	(.21)	(.16)	(.60)	(.54)

Net asset value, end of period	$ 11.82	$ 11.42	$ 10.56	$ 10.10	$ 11.98

Total Return
Total investment return based on net asset value(b)	5.08%	10.12%	6.15%	(9.69)%	(10.11)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$296,426	$375,644	$430,059	$472,336	$683,989
Ratio to average net assets of:
Expenses(c)	1.70%	1.70	%(d)	1.70	%(d)	1.72%	1.64%
Net investment income	1.24%	2.07	%(d)	1.49	%(d)	2.37%	2.93%
Portfolio turnover rate	34%	4%	5%	9%	6%

See footnote summary on page 78.

66	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Balanced Wealth Strategy
Advisor Class
Year Ended August 31,
2012	2011	2010	2009	2008

Net asset value, beginning of period	$ 11.51	$ 10.64	$ 10.17	$ 12.07	$ 13.97

Income From Investment Operations
Net investment income(a)	.24	.35	.26	.30	.49
Net realized and unrealized gain (loss) on investment transactions	.45	.85	.48	(1.50)	(1.72)

Net increase (decrease) in net asset value from operations	.69	1.20	.74	(1.20)	(1.23)

Less: Dividends and Distributions
Dividends from net investment income	(.30)	(.33)	(.27)	(.31)	(.52)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	(.39)	(.15)
Tax return of capital	(.02)	– 0	–	(.00	)(e)	– 0	–	– 0	–

Total dividends and distributions	(.32)	(.33)	(.27)	(.70)	(.67)

Net asset value, end of period	$ 11.88	$ 11.51	$ 10.64	$ 10.17	$ 12.07

Total Return
Total investment return based on net asset value(b)	6.09%	11.24%	7.27%	(8.79)%	(9.19)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$103,716	$103,772	$84,269	$85,434	$113,428
Ratio to average net assets of:
Expenses(c)	.70%	.69	%(d)	.69	%(d)	.71%	.63%
Net investment income	2.12%	2.93	%(d)	2.45	%(d)	3.35%	3.74%
Portfolio turnover rate	34%	4%	5%	9%	6%

See footnote summary on page 78.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	67

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Balanced Wealth Strategy
Class R
Year Ended August 31,
2012	2011	2010	2009	2008

Net asset value, beginning of period	$ 11.44	$ 10.58	$ 10.12	$ 12.02	$ 13.91

Income From Investment Operations
Net investment income(a)	.18	.25	.19	.23	.38
Net realized and unrealized gain (loss) on investment transactions	.42	.87	.47	(1.49)	(1.69)

Net increase (decrease) in net asset value from operations	.60	1.12	.66	(1.26)	(1.31)

Less: Dividends and Distributions
Dividends from net investment income	(.20)	(.26)	(.20)	(.25)	(.43)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	(.39)	(.15)
Tax return of capital	(.02)	– 0	–	(.00	)(e)	– 0	–	– 0	–

Total dividends and distributions	(.22)	(.26)	(.20)	(.64)	(.58)

Net asset value, end of period	$ 11.82	$ 11.44	$ 10.58	$ 10.12	$ 12.02

Total Return
Total investment return based on net asset value(b)	5.35%	10.55%	6.52%	(9.37)%	(9.75)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$20,020	$34,602	$24,966	$22,659	$21,129
Ratio to average net assets of:
Expenses(c)	1.35%	1.35	%(d)	1.35	%(d)	1.33%	1.31%
Net investment income	1.56%	2.08	%(d)	1.80	%(d)	2.59%	2.99%
Portfolio turnover rate	34%	4%	5%	9%	6%

See footnote summary on page 78.

68	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Balanced Wealth Strategy
Class K
Year Ended August 31,
2012	2011	2010	2009	2008

Net asset value, beginning of period	$ 11.45	$ 10.60	$ 10.13	$ 12.03	$ 13.92

Income From Investment Operations
Net investment income(a)	.23	.32	.22	.26	.47
Net realized and unrealized gain (loss) on investment transactions	.43	.82	.49	(1.49)	(1.73)

Net increase (decrease) in net asset value from operations	.66	1.14	.71	(1.23)	(1.26)

Less: Dividends and Distributions
Dividends from net investment income	(.26)	(.29)	(.24)	(.28)	(.48)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	(.39)	(.15)
Tax return of capital	(.02)	– 0	–	(.00	)(e)	– 0	–	– 0	–

Total dividends and distributions	(.28)	(.29)	(.24)	(.67)	(.63)

Net asset value, end of period	$ 11.83	$ 11.45	$ 10.60	$ 10.13	$ 12.03

Total Return
Total investment return based on net asset value(b)	5.85%	10.74%	6.95%	(9.12)%	(9.45)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$30,538	$26,355	$24,859	$16,961	$14,144
Ratio to average net assets of:
Expenses(c)	1.02%	1.04	%(d)	1.03	%(d)	1.03%	.94%
Net investment income	1.95%	2.72	%(d)	2.06	%(d)	2.83%	3.57%
Portfolio turnover rate	34%	4%	5%	9%	6%

See footnote summary on page 78.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	69

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Balanced Wealth Strategy
Class I
Year Ended August 31,
2012	2011	2010	2009	2008

Net asset value, beginning of period	$ 11.48	$ 10.62	$ 10.15	$ 12.04	$ 13.94

Income From Investment Operations
Net investment income(a)	.27	.36	.26	.28	.52
Net realized and unrealized gain (loss) on investment transactions	.42	.83	.48	(1.47)	(1.75)

Net increase (decrease) in net asset value from operations	.69	1.19	.74	(1.19)	(1.23)

Less: Dividends and Distributions
Dividends from net investment income	(.30)	(.33)	(.27)	(.31)	(.52)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	(.39)	(.15)
Tax return of capital	(.02)	– 0	–	(.00	)(e)	– 0	–	– 0	–

Total dividends and distributions	(.32)	(.33)	(.27)	(.70)	(.67)

Net asset value, end of period	$ 11.85	$ 11.48	$ 10.62	$ 10.15	$ 12.04

Total Return
Total investment return based on net asset value(b)	6.10%	11.14%	7.27%	(8.73)%	(9.21)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$12,925	$21,796	$21,211	$31,728	$28,153
Ratio to average net assets of:
Expenses(c)	.70%	.71	%(d)	.69	%(d)	.71%	.63%
Net investment income	2.34%	3.00	%(d)	2.49	%(d)	3.18%	3.94%
Portfolio turnover rate	34%	4%	5%	9%	6%

See footnote summary on page 78.

70	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Conservative Wealth Strategy
Class A
Year Ended August 31,
2012	2011	2010	2009	2008

Net asset value, beginning of period	$ 11.17	$ 10.66	$ 10.14	$ 11.09	$ 12.14

Income From Investment Operations
Net investment income(a)	.23	.26	.20	.31	.46
Net realized and unrealized gain (loss) on investment transactions	.20	.51	.53	(.71)	(.94)

Net increase (decrease) in net asset value from operations	.43	.77	.73	(.40)	(.48)

Less: Dividends and Distributions
Dividends from net investment income	(.26)	(.26)	(.21)	(.33)	(.47)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	(.22)	(.10)
Tax return of capital	– 0	–	– 0	–	(.00	)(e)	– 0	–	– 0	–

Total dividends and distributions	(.26)	(.26)	(.21)	(.55)	(.57)

Net asset value, end of period	$ 11.34	$ 11.17	$ 10.66	$ 10.14	$ 11.09

Total Return
Total investment return based on net asset value(b)	3.93%	7.23%	7.21%	(3.01)%	(4.15)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$255,748	$292,825	$346,347	$354,786	$444,466
Ratio to average net assets of:
Expenses(c)	1.02%	1.01	%(d)	1.00	%(d)	1.00%	.96%
Net investment income	2.08%	2.34	%(d)	1.87	%(d)	3.35%	3.88%
Portfolio turnover rate	21%	4%	5%	13%	5%

See footnote summary on page 78.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	71

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Conservative Wealth Strategy
Class B
Year Ended August 31,
2012	2011	2010	2009	2008

Net asset value, beginning of period	$ 11.10	$ 10.60	$ 10.08	$ 11.03	$ 12.08

Income From Investment Operations
Net investment income(a)	.16	.18	.12	.25	.37
Net realized and unrealized gain (loss) on investment transactions	.19	.50	.53	(.72)	(.93)

Net increase (decrease) in net asset value from operations	.35	.68	.65	(.47)	(.56)

Less: Dividends and Distributions
Dividends from net investment income	(.16)	(.18)	(.13)	(.26)	(.39)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	(.22)	(.10)
Tax return of capital	– 0	–	– 0	–	(.00	)(e)	– 0	–	– 0	–

Total dividends and distributions	(.16)	(.18)	(.13)	(.48)	(.49)

Net asset value, end of period	$ 11.29	$ 11.10	$ 10.60	$ 10.08	$ 11.03

Total Return
Total investment return based on net asset value(b)	3.21%	6.43%	6.48%	(3.75)%	(4.85)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$76,229	$101,883	$119,926	$138,128	$185,022
Ratio to average net assets of:
Expenses(c)	1.75%	1.74	%(d)	1.72	%(d)	1.73%	1.68%
Net investment income	1.42%	1.61	%(d)	1.17	%(d)	2.64%	3.17%
Portfolio turnover rate	21%	4%	5%	13%	5%

See footnote summary on page 78.

72	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Conservative Wealth Strategy
Class C
Year Ended August 31,
2012	2011	2010	2009	2008

Net asset value, beginning of period	$ 11.10	$ 10.60	$ 10.08	$ 11.02	$ 12.07

Income From Investment Operations
Net investment income(a)	.15	.18	.12	.25	.38
Net realized and unrealized gain (loss) on investment transactions	.21	.50	.53	(.71)	(.94)

Net increase (decrease) in net asset value from operations	.36	.68	.65	(.46)	(.56)

Less: Dividends and Distributions
Dividends from net investment income	(.17)	(.18)	(.13)	(.26)	(.39)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	(.22)	(.10)
Tax return of capital	– 0	–	– 0	–	(.00	) (e)	– 0	–	– 0	–

Total dividends and distributions	(.17)	(.18)	(.13)	(.48)	(.49)

Net asset value, end of period	$ 11.29	$ 11.10	$ 10.60	$ 10.08	$ 11.02

Total Return
Total investment return based on net asset value(b)	3.24%	6.43%	6.48%	(3.66)%	(4.85)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$124,847	$148,245	$171,195	$183,559	$246,147
Ratio to average net assets of:
Expenses(c)	1.73%	1.72	%(d)	1.71	%(d)	1.71%	1.67%
Net investment income	1.39%	1.63	%(d)	1.17	%(d)	2.65%	3.23%
Portfolio turnover rate	21%	4%	5%	13%	5%

See footnote summary on page 78.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	73

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Conservative Wealth Strategy
Advisor Class
Year Ended August 31,
2012	2011	2010	2009	2008

Net asset value, beginning of period	$ 11.19	$ 10.68	$ 10.15	$ 11.11	$ 12.16

Income From Investment Operations
Net investment income(a)	.27	.29	.23	.32	.47
Net realized and unrealized gain (loss) on investment transactions	.19	.51	.54	(.70)	(.91)

Net increase (decrease) in net asset value from operations	.46	.80	.77	(.38)	(.44)

Less: Dividends and Distributions
Dividends from net investment income	(.30)	(.29)	(.23)	(.36)	(.51)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	(.22)	(.10)
Tax return of capital	– 0	–	– 0	–	(.01)	– 0	–	– 0	–

Total dividends and distributions	(.30)	(.29)	(.24)	(.58)	(.61)

Net asset value, end of period	$ 11.35	$ 11.19	$ 10.68	$ 10.15	$ 11.11

Total Return
Total investment return based on net asset value(b)	4.22%	7.52%	7.62%	(2.79)%	(3.86)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$13,501	$17,706	$23,631	$29,458	$30,719
Ratio to average net assets of:
Expenses(c)	.72%	.71	%(d)	.70	%(d)	.70%	.66%
Net investment income	2.40%	2.63	%(d)	2.15	%(d)	3.43%	4.02%
Portfolio turnover rate	21%	4%	5%	13%	5%

See footnote summary on page 78.

74	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Conservative Wealth Strategy
Class R
Year Ended August 31,
2012	2011	2010	2009	2008

Net asset value, beginning of period	$ 11.19	$ 10.67	$ 10.15	$ 11.11	$ 12.16

Income From Investment Operations
Net investment income(a)	.22	.21	.16	.26	(f)	.41
Net realized and unrealized gain (loss) on investment transactions	.16	.53	.53	(.70)	(.93)

Net increase (decrease) in net asset value from operations	.38	.74	.69	(.44)	(.52)

Less: Dividends and Distributions
Dividends from net investment income	(.20)	(.22)	(.17)	(.30)	(.43)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	(.22)	(.10)
Tax return of capital	– 0	–	– 0	–	(.00	)(e)	– 0	–	– 0	–

Total dividends and distributions	(.20)	(.22)	(.17)	(.52)	(.53)

Net asset value, end of period	$ 11.37	$ 11.19	$ 10.67	$ 10.15	$ 11.11

Total Return
Total investment return based on net asset value(b)	3.46%	6.93%	6.83%	(3.40)%	(4.52)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$8,059	$15,068	$14,726	$12,756	$10,045
Ratio to average net assets of:
Expenses(c)	1.39%	1.39	%(d)	1.37	%(d)	1.35%	1.34%
Net investment income	1.94%	1.86	%(d)	1.49	%(d)	2.77	%(f)	3.53%
Portfolio turnover rate	21%	4%	5%	13%	5%

See footnote summary on page 78.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	75

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Conservative Wealth Strategy
Class K
Year Ended August 31,
2012	2011	2010	2009	2008

Net asset value, beginning of period	$ 11.16	$ 10.65	$ 10.13	$ 11.09	$ 12.13

Income From Investment Operations
Net investment income(a)	.20	.23	.19	.27	.46
Net realized and unrealized gain (loss) on investment transactions	.22	.53	.53	(.68)	(.93)

Net increase (decrease) in net asset value from operations	.42	.76	.72	(.41)	(.47)

Less: Dividends and Distributions
Dividends from net investment income	(.26)	(.25)	(.20)	(.33)	(.47)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	(.22)	(.10)
Tax return of capital	– 0	–	– 0	–	(.00	)(e)	– 0	–	– 0	–

Total dividends and distributions	(.26)	(.25)	(.20)	(.55)	(.57)

Net asset value, end of period	$ 11.32	$ 11.16	$ 10.65	$ 10.13	$ 11.09

Total Return
Total investment return based on net asset value(b)	3.82%	7.18%	7.16%	(3.05)%	(4.08)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$9,039	$7,684	$5,447	$4,730	$1,793
Ratio to average net assets of:
Expenses(c)	1.05%	1.08	%(d)	1.05	%(d)	1.05%	.96%
Net investment income	1.82%	2.05	%(d)	1.80	%(d)	2.74%	3.94%
Portfolio turnover rate	21%	4%	5%	13%	5%

See footnote summary on page 78.

76	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Conservative Wealth Strategy
Class I
Year Ended August 31,
2012	2011	2010	2009	2008

Net asset value, beginning of period	$ 11.17	$ 10.66	$ 10.14	$ 11.09	$ 12.14

Income From Investment Operations
Net investment income(a)	.35	.28	.22	.34	.50
Net realized and unrealized gain (loss) on investment transactions	.11	.52	.54	(.71)	(.94)

Net increase (decrease) in net asset value from operations	.46	.80	.76	(.37)	(.44)

Less: Dividends and Distributions
Dividends from net investment income	(.30)	(.29)	(.23)	(.36)	(.51)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	(.22)	(.10)
Tax return of capital	– 0	–	– 0	–	(.01)	– 0	–	– 0	–

Total dividends and distributions	(.30)	(.29)	(.24)	(.58)	(.61)

Net asset value, end of period	$ 11.33	$ 11.17	$ 10.66	$ 10.14	$ 11.09

Total Return
Total investment return based on net asset value(b)	4.19%	7.49%	7.50%	(2.72)%	(3.86)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,118	$2,868	$3,038	$2,728	$2,990
Ratio to average net assets of:
Expenses(c)	.73%	.74	%(d)	.73	%(d)	.72%	.64%
Net investment income	3.04%	2.45	%(d)	2.12	%(d)	3.64%	4.22%
Portfolio turnover rate	21%	4%	5%	13%	5%

See footnote summary on page 78.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	77

Financial Highlights

(a)	Based on average shares outstanding.

(b)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on strategy distributions or the redemption of strategy shares. Total investment return calculated for a period of less than one year is not annualized.

(c)	Expense ratios do not include expenses of the Underlying Portfolios in which the Strategy invests. For the periods shown below, the estimated annualized blended expense ratios of the Underlying Portfolios were as follows:

	Year Ended August 31,
	2012	2011	2010	2009	2008
Wealth Appreciation Strategy	.03%	.03%	.02%	.04%	.04%
Balanced Wealth Strategy	.03%	.03%	.03%	.04%	.04%
Conservative Wealth Strategy	.03%	.03%	.03%	.04%	.04%

(d)	The ratio includes expenses attributable to costs of proxy solicitation.

(e)	Amount is less than $.005.

(f)	Net of fees and expenses waived/reimbursed by the Adviser.

See notes to financial statements.

78	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Financial Highlights

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Trustees of The AllianceBernstein Portfolios and Shareholders of AllianceBernstein Wealth Appreciation Strategy, AllianceBernstein Balanced Wealth Strategy and AllianceBernstein Conservative Wealth Strategy

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of AllianceBernstein Wealth Appreciation Strategy, AllianceBernstein Balanced Wealth Strategy and AllianceBernstein Conservative Wealth Strategy (the “Strategies”), each a series of The AllianceBernstein Portfolios, as of August 31, 2012, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Strategies’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the two years in the period ended August 31, 2009, were audited by other auditors whose report dated October 27, 2009 expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Strategies’ internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Strategies’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2012 by correspondence with the custodian and others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AllianceBernstein Wealth Appreciation Strategy, AllianceBernstein Balanced Wealth Strategy and AllianceBernstein Conservative Wealth Strategy of The AllianceBernstein Portfolios at August 31, 2012, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended in conformity with U.S. generally accepted accounting principles.

New York, New York

October 29, 2012

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	79

Report of Independent Registered Public Accounting Firm

2012 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by each applicable Wealth Strategy during the taxable year ended August 31, 2012. For corporate shareholders, the following percentages of dividends paid by each Wealth Strategy qualify for the dividends received deduction. Additionally, for foreign shareholders the following percentages of dividends paid by each Wealth Strategy may be considered to be qualifying to be taxed as interest-related dividends.

Strategy	Dividends Received Deduction % (corporate shareholders)	% of Qualified Interest Income (foreign shareholders)
Wealth Appreciation	48.87%	1.60%
Balanced Wealth	71.39%	39.40%
Conservative Wealth	28.52%	66.36%

For the taxable year ended August 31, 2012, each Wealth Strategy designates the following amounts as the maximum amount that may be considered qualified dividend income for individual shareholders:

Strategy	Qualified Dividend Income
Wealth Appreciation	$42,653,450
Balanced Wealth	27,042,476
Conservative Wealth	3,651,286

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2013.

80	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

2012 Federal Tax Information

TRUSTEES

William H. Foulk, Jr.(1), Chairman John H. Dobkin(1) Michael J. Downey(1) D. James Guzy(1) Nancy P. Jacklin(1)	Robert M. Keith, President and Chief Executive Officer Garry L. Moody(1) Marshall C. Turner, Jr.(1) Earl D. Weiner(1)

OFFICERS
Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Dokyoung Lee(2), Vice President Seth J. Masters(2), Vice President Christopher H. Nikolich(2), Vice President	Patrick J. Rudden(2), Vice President Emilie D. Wrapp, Clerk Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller and Chief Accounting Officer

Custodian and Accounting Agent

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Principal Underwriter

AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Transfer Agent

AllianceBernstein Investor
Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm

Ernst & Young LLP
5 Times Square
New York, NY 10036

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee. Mr. Foulk and Ms. Jacklin are members of the Fair Value Pricing Committee.

(2)	The day-to-day management of, and investment decisions for, each Strategy’s portfolio are made by the Adviser’s Multi-Asset Solutions Team. Messrs. Lee, Masters, Nikolich and Rudden are the members of the Adviser’s Multi-Asset Solutions Team primarily responsible for the day-to-day management of each Strategy’s portfolio.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	81

Trustees

MANAGEMENT OF THE FUND

Board of Trustees Information

The business and affairs of the Fund are managed under the direction of the Board of Trustees. Certain information concerning the Fund’s Trustees is set forth below.

NAME, ADDRESS*, AND AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER TRUSTEESHIPS HELD BY TRUSTEE IN PAST FIVE YEARS
INTERESTED TRUSTEE
Robert M. Keith, † 1345 Avenue of the Americas New York, NY 10105 52 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AllianceBernstein Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	100	None

82	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Management of the Fund

NAME, ADDRESS*, AND AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER TRUSTEESHIPS HELD BY TRUSTEE IN PAST FIVE YEARS
DISINTERESTED TRUSTEES
William H. Foulk, Jr., #, ## Chairman of the Board 80 (1998)	Investment Adviser and an Independent Consultant since prior to 2007. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AllianceBernstein Funds since 1983 and has been Chairman of the AllianceBernstein Funds and of the Independent Directors Committee of such Funds since 2003. He is also active in a number of mutual fund related organizations and committees.	100	None

John H. Dobkin, # 70 (1999)	Independent Consultant since prior to 2007. Formerly, President of Save Venice, Inc. (preservation organization) from 2001–2002; Senior Advisor from June 1999–June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989–May 1999. Previously, Director of the National Academy of Design. He has served as a director or trustee of various AllianceBernstein Funds since 1992, and as Chairman of the Audit Committees of a number of such Funds from 2001–2008.	100	None

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	83

Management of the Fund

NAME, ADDRESS*, AND AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER TRUSTEESHIPS HELD BY TRUSTEE IN PAST FIVE YEARS
DISINTERESTED TRUSTEES (continued)
Michael J. Downey, # 68 (2005)	Private Investor since prior to 2007. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities, Inc. He has served as a director or trustee of the AllianceBernstein Funds since 2005 and is a director of two other registered investment companies (and Chairman of one of them).	100	Asia Pacific Fund, Inc. and The Merger Fund since prior to 2007 and Prospect Acquisition Corp. (financial services) from 2007 until 2009

D. James Guzy, # 76 (2005)	Chairman of the Board of PLX Technology (semi-conductors) and of SRC Computers Inc., with which he has been associated since prior to 2007. He was a director of Intel Corporation (semi-conductors) from 1969 until 2008, and served as Chairman of the Finance Committee of such company for several years until May 2008. He has served as a director or trustee of one or more of the AllianceBernstein Funds since 1982.	100	Cirrus Logic Corporation (semi-conductors) and PLX Technology (semi-conductors) since prior to 2007 and Intel Corporation (semi-conductors) since prior to 2007 until 2008

84	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Management of the Fund

NAME, ADDRESS*, AND AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER TRUSTEESHIPS HELD BY TRUSTEE IN PAST FIVE YEARS
DISINTERESTED TRUSTEES (continued)
Nancy P. Jacklin, #, ## 64 (2006)	Professorial Lecturer at the Johns Hopkins School of Advanced International Studies since 2008. Formerly, U.S. Executive Director of the International Monetary Fund (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AllianceBernstein Funds since 2006.	100	None

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	85

Management of the Fund

NAME, ADDRESS*, AND AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER TRUSTEESHIPS HELD BY TRUSTEE IN PAST FIVE YEARS
DISINTERESTED TRUSTEES (continued)
Garry L. Moody, # 60 (2008)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP, (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995); and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services. He is also a member of the Governing Council of the Independent Directors Council (IDC), an organization of independent directors of mutual funds. He has served as a director or trustee, and as Chairman of the Audit Committee, of the AllianceBernstein Funds since 2008.	100	None

86	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Management of the Fund

NAME, ADDRESS*, AND AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER TRUSTEESHIPS HELD BY TRUSTEE IN PAST FIVE YEARS
DISINTERESTED TRUSTEES (continued)
Marshall C. Turner, Jr., # 71 (2005)	Private Investor since prior to 2007. Interim CEO of MEMC Electronic Materials, Inc. (semi-conductor and solar cell substrates) from November 2008 until March 2009. He was Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing), 2003–2005, and President and CEO, 2005-2006, after the company was acquired and renamed Toppan Photomasks, Inc. He has extensive experience in venture capital investing including prior service as general partner of three institutional venture capital partnerships, and serves on the boards of a number of education and science-related non-profit organizations. He has served as a director or trustee of one or more of the AllianceBernstein Funds since 1992.	100	Xilinx, Inc. (programmable logic semi-conductors) and MEMC Electronic Materials, Inc. (semi-conductor and solar cell substrates) since prior to 2007

Earl D. Weiner, # 73 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and member of ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AllianceBernstein Funds since 2007 and is Chairman of the Governance and Nominating Committees of the Funds.	100	None

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	87

Management of the Fund

*	The address for each of the Fund’s disinterested Trustees is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Trustees.

***	The information above includes each Trustee’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Trustee’s qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the Fund.

†	Mr. Keith is an “interested person” of the Fund, as defined in the 1940 Act, due to his position as a Senior Vice President of the Adviser.

#	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

##	Member of the Fair Value Pricing Committee.

88	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Management of the Fund

Officer Information

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	POSITIONS HELD WITH TRUST	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Robert M. Keith 52	President and Chief Executive Officer	See biography above.

Philip L. Kirstein 67	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AllianceBernstein Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick and Lockhart, LLP from October 2003 to October 2004 and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to March 2003.

Dokyoung Lee 46	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2007.

Seth J. Masters 53	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2007.

Christopher H. Nikolich 43	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2007.

Patrick J. Rudden 49	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2007.

Emilie D. Wrapp 56	Clerk	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2007.

Joseph J. Mantineo 53	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2007.

Phyllis J. Clarke 51	Controller and Chief Accounting Officer	Vice President of ABIS**, with which she has been associated since prior to 2007.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (SAI) has additional information about the Fund’s Trustees and Officers and is available without charge upon request. Contact your financial representative or AllianceBernstein at (800) 227-4618, or visit www.alliancebernstein.com, for a free prospectus or SAI.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	89

Management of the Fund

Information Regarding the Review and Approval of the Investment Advisory Agreement in Respect of Each Strategy

The disinterested trustees (the “trustees”) of The AllianceBernstein Portfolios (the “Trust”) unanimously approved the continuance of the Trust’s Investment Advisory Agreement with the Adviser (the “Advisory Agreement”) in respect of each of the portfolios listed below (each, a “Strategy” and collectively, the “Strategies”) at a meeting held on July 31-August 2, 2012:

•	AllianceBernstein Wealth Appreciation Strategy

•	AllianceBernstein Balanced Wealth Strategy

•	AllianceBernstein Conservative Wealth Strategy (formerly named AllianceBernstein Wealth Preservation Strategy)

Prior to approval of the continuance of the Advisory Agreement in respect of each Strategy, the trustees had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The trustees also reviewed an independent evaluation prepared by the Trust’s Senior Officer (who is also the Trust’s Independent Compliance Officer) of the reasonableness of the advisory fee in respect of each Strategy, in which the Senior Officer concluded that the contractual fee for each Strategy was reasonable. The trustees also discussed the proposed continuances in private sessions with counsel and the Trust’s Senior Officer.

The trustees noted that instead of investing directly in portfolio securities, each Strategy pursues its investment objective by investing in a combination of the portfolios of The AllianceBernstein Pooling Portfolios (“Pooling”), each of which represents a particular investment style. The trustees also noted that the portfolios of Pooling do not pay advisory fees to the Adviser. In reviewing the advisory fee for each Strategy, the trustees considered that, although the Strategies invest substantially all of their assets in various portfolios of Pooling (and therefore hold very few securities), a portion of the advisory fee was attributable to the advisory services the Adviser provides to such portfolios of Pooling.

The trustees considered their knowledge of the nature and quality of the services provided by the Adviser to the Strategies gained from their experience as trustees or directors of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the trustees and its responsiveness, frankness and attention to concerns raised by the trustees in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds. The trustees noted that they have four regular meetings

90	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

each year, at each of which they receive presentations from the Adviser on the investment results of the Strategies and review extensive materials and information presented by the Adviser.

The trustees also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the trustees did not identify any particular information that was all-important or controlling, and different trustees may have attributed different weights to the various factors. The trustees determined that the selection of the Adviser to manage each Strategy and the overall arrangements between each Strategy and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the trustees considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the trustees’ determinations included the following:

Nature, Extent and Quality of Services Provided

The trustees considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Strategies. They also noted the professional experience and qualifications of each Strategy’s portfolio management team and other senior personnel of the Adviser. The trustees also considered that the Advisory Agreement provides that AllianceBernstein Wealth Appreciation Strategy (“Wealth Appreciation Strategy”) will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services provided to Wealth Appreciation Strategy by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors and, to the extent requested and paid, result in a higher rate of total compensation from Wealth Appreciation Strategy to the Adviser than the fee rate stated in the Advisory Agreement. The trustees noted that the methodology to be used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Trust’s Senior Officer. The trustees noted that, to date, the Adviser had not asked them to approve reimbursements for Wealth Appreciation Strategy. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of each Strategy’s other service providers, also were considered. The trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided to each of the Strategies under the Advisory Agreement.

Costs of Services Provided and Profitability

The trustees reviewed a schedule of the revenues, expenses and related notes indicating the profitability of each Strategy to the Adviser for calendar years 2010 and 2011 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Trust’s

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	91

Senior Officer. The trustees reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and noted that there are a number of potentially acceptable allocation methodologies for information of this type. The trustees noted that the profitability information reflected all revenues and expenses of the Adviser’s relationships with the Strategies and the relevant portfolios of Pooling, including those relating to its subsidiaries which provide transfer agency, distribution and brokerage services to the Strategies and such portfolios of Pooling. The trustees recognized that it is difficult to make comparisons of profitability of the Advisory Agreement with advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The trustees focused on the profitability of the Adviser’s relationships with the Strategies before taxes and distribution expenses. The trustees concluded that they were satisfied that the Adviser’s level of profitability from its relationship with each Strategy was not unreasonable.

Fall-Out Benefits

The trustees considered the other benefits to the Adviser and its affiliates from their relationships with the Strategies (and the portfolios of Pooling in which the Strategies invest, including but not limited to benefits relating to soft dollar arrangements (whereby the Adviser receives brokerage and research services from brokers that execute transactions for certain clients, including the portfolios of Pooling in which the Strategies invest); 12b-1 fees and sales charges received by the Trust’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Strategies’ shares; transfer agency fees paid by the Strategies to a wholly owned subsidiary of the Adviser; and brokerage commissions paid by the portfolios of Pooling in which the Strategies invest to brokers affiliated with the Adviser. The trustees recognized that the Adviser’s profitability would be somewhat lower without these benefits. The trustees understood that the Adviser also might derive reputational and other benefits from its association with the Strategies.

Investment Results

In addition to the information reviewed by the trustees in connection with the meeting, the trustees receive detailed performance information for each Strategy at each regular Board meeting during the year. At the August 2012 meeting, the trustees reviewed information prepared by Lipper showing the performance of the Class A Shares of each Strategy as compared with that of a group of similar funds selected by Lipper (the “Performance Group”) and as compared with that of a broader array of funds selected by Lipper (the “Performance Universe”), and information prepared by the Adviser showing performance of the Class A Shares as compared with a composite index, in each case for the 1-, 3- and 5-year periods ended May 31, 2012 and (in the case of comparisons with the composite index) the period since inception.

92	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

AllianceBernstein Wealth Appreciation Strategy

The trustees noted that the Strategy (September 2003 inception) was in the 3rd quintile of the Performance Group and the Performance Universe for the 1-year period, in the 2nd quintile of the Performance Group and 4th quintile of the Performance Universe for the 3-year period, and in the 5th quintile of the Performance Group and the Performance Universe for the 5-year period. It outperformed the Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex U.S. (Net) (the Strategy’s secondary benchmark since January 1, 2012) in the 1- and 3-year periods, almost matched that index in the 5-year period and lagged that index in the period since inception. The Strategy lagged the Standard & Poor’s (S&P) 500 Index (the Strategy’s primary benchmark) and its composite index (60% S&P 500 Index/40% MSCI ACWI ex U.S. (Net)) in all periods. The trustees noted that effective January 1, 2012, the Strategy’s secondary benchmark changed to the MSCI ACWI ex U.S. (Net) from the MSCI Europe, Australia Far East (EAFE) Index and its composite index changed to 60% S&P 500 Index/40% MSCI ACWI ex U.S. (Net) from 70% S&P 500 Index/30% MSCI EAFE Index. Based on their review, the trustees concluded that the Strategy’s performance in recent years was acceptable. The trustees determined to continue to monitor the Strategy’s performance closely.

AllianceBernstein Balanced Wealth Strategy

The trustees noted that the Strategy (September 2003 inception) was in the 5th quintile of the Performance Group and the Performance Universe for the 1- and 5-year periods, and in the 3rd quintile of the Performance Group and 4th quintile of the Performance Universe for the 3-year period. The Strategy matched the Standard & Poor’s (S&P) 500 Index (the Strategy’s primary benchmark) in the 5-year period and outperformed the Barclays Capital (BC) U.S. Aggregate Bond Index (the Strategy’s secondary benchmark) in the 3-year period but lagged those indices in all other periods. It also lagged its composite index (65% S&P 500 Index/35% BC U.S. Aggregate Bond Index) in all periods. The trustees noted the percentage allocation change effective January 1, 2012 to the Strategy’s composite index from the 60% S&P 500 Index/40% BC U.S. Aggregate Bond Index. Based on their review and their discussion with the Adviser of the reasons for the Strategy’s performance, the trustees retained confidence in the Adviser’s ability to manage the Strategy. The trustees determined to continue to monitor the Strategy’s performance closely.

AllianceBernstein Conservative Wealth Strategy

The trustees noted that the Strategy (September 2003 inception) was in the 5th quintile of the Performance Group and the Performance Universe in the 1-, 3- and 5-year periods. The Strategy outperformed the Barclays Capital (BC) U.S. Aggregate Bond Index (the Strategy’s primary benchmark since January 1, 2012) in the 3-year period and the Standard & Poor’s (S&P) 500 Index (the Strategy’s secondary benchmark since January 1, 2012) in the 5-year period but

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	93

lagged those indices in all other periods. The Strategy also lagged its composite index (65% BC U.S. Aggregate Bond Index/35% S&P 500 Index) in all periods. The trustees noted that effective January 1, 2012 the Strategy’s primary benchmark changed to the BC U.S. Aggregate Bond Index from the S&P 500 Index, its secondary benchmark changed to the S&P 500 Index from the BC U.S. Aggregate Bond Index, and its composite benchmark changed to 65% BC U.S. Aggregate Bond Index/35% S&P 500 Index from 70% BC U.S. Aggregate Bond Index/30% S&P 500 Index. Based on their review and their discussion with the Adviser of the reasons for the Strategy’s performance, the trustees retained confidence in the Adviser’s ability to manage the Strategy. The trustees determined to continue to monitor the Strategy’s performance closely.

Advisory Fees and Other Expenses

The trustees considered the advisory fee rate paid by each Strategy to the Adviser and information prepared by Lipper concerning fee rates paid by other funds in the same Lipper category as such Strategy at a common asset level. The trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The Adviser informed the trustees that there were no institutional products managed by it which have a substantially similar investment style. The trustees reviewed the relevant advisory fee information from the Adviser’s Form ADV and noted that the Adviser charged institutional clients lower fees for advising comparably sized accounts using strategies that differ from those of the Strategies but which invest in equity and debt securities.

The Adviser reviewed with the trustees the significantly greater scope of the services it provides to the Strategies relative to institutional clients. The Adviser noted that because mutual funds are constantly issuing and redeeming shares, they are more difficult to manage than an institutional account, where the assets tend to be relatively stable. In light of the substantial differences in services rendered by the Adviser to institutional clients as compared to funds such as the Strategies, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The trustees also considered the total expense ratio of the Class A shares of each Strategy in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of funds similar to a Strategy and an Expense Universe as a broader group, consisting of all funds in the investment classification/objective with a similar load type as the Strategy. In the case of AllianceBernstein Wealth Appreciation Strategy, because of the small number of funds in the Lipper category for the Strategy, Lipper had expanded the Strategy’s Expense Group to include peers that had similar but not the same investment classification/objective. The Expense Universe for such Strategy had

94	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

also been expanded by Lipper pursuant to Lipper’s standard guidelines. The Class A expense ratio of each Strategy was based on the Strategy’s latest fiscal year. The trustees noted that it was likely that the expense ratios of some of the other funds in each Strategy’s Lipper category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The trustees view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Strategies by others.

AllianceBernstein Wealth Appreciation Strategy

The trustees noted that, at the Strategy’s current size, its contractual effective advisory fee rate of 65 basis points was lower than the Expense Group median. The trustees also noted that the Strategy’s total expense ratio was lower than the Expense Group and the Expense Universe medians. The trustees concluded that the Strategy’s expense ratio was satisfactory.

AllianceBernstein Balanced Wealth Strategy

The trustees noted that, at the Strategy’s current size, its contractual effective advisory fee rate of 55 basis points was lower than the Expense Group median. The trustees noted that the Adviser advises a portfolio of another AllianceBernstein fund with a similar investment style for the same fee schedule as the Strategy. The trustees also noted that the Strategy’s total expense ratio was lower than the Expense Group and the Expense Universe medians. The trustees concluded that the Strategy’s expense ratio was satisfactory.

AllianceBernstein Conservative Wealth Strategy

The trustees noted that, at the Strategy’s current size, its contractual effective advisory fee rate of 55 basis points was lower than the Expense Group median. The trustees also noted that the Strategy’s total expense ratio was lower than the Expense Group and the Expense Universe medians. The trustees concluded that the Strategy’s expense ratio was satisfactory.

Economies of Scale

The trustees noted that the advisory fee schedules for the Strategies contain breakpoints that reduce the fee rates on assets above specified levels. The trustees took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AllianceBernstein Funds, and by the Adviser concerning certain of its views on economies of scale. The trustees also had requested and received from the Adviser certain updates on economies of scale at the May 2012 meetings. The trustees believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The trustees noted that there is no established methodology for establishing breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	95

components of it which directly or indirectly affect a fund’s operations. The trustees observed that in the mutual fund industry as a whole, as well as among funds similar to the Strategies, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The trustees also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the trustees concluded that the Strategies’ shareholders would benefit from a sharing of economies of scale in the event a Strategy’s net assets exceed a breakpoint in the future.

96	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

The information on pages 97-257 represent the holdings of the Underlying Portfolios in which the Strategies may invest, including specific breakdowns within Underlying Portfolios. The Portfolio of Investments information has been derived from each fund’s August 31, 2012 audited financial statements which is available upon request.

U.S. VALUE PORTFOLIO

PORTFOLIO SUMMARY

August 31, 2012 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $1,173.2

*	All data are as of August 31, 2012. The Portfolio’s sector breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	97

Portfolio Summary

U.S. LARGE CAP GROWTH PORTFOLIO

PORTFOLIO SUMMARY

August 31, 2012 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $1,172.8

*	All data are as of August 31, 2012. The Portfolio’s sector breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

98	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Portfolio Summary

INTERNATIONAL VALUE PORTFOLIO

PORTFOLIO SUMMARY

August 31, 2012 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $985.6

*	All data are as of August 31, 2012. The Portfolio’s sector and country breakdowns are expressed as a percentage of total investments (excluding security lending collateral) and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” country weightings represent 2.2% or less in the following countries: Belgium, Czech Republic, Hong Kong, Italy, Mexico, Norway, Poland, Portugal, South Africa, Sweden, Thailand and Turkey.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	99

Portfolio Summary

INTERNATIONAL GROWTH PORTFOLIO

PORTFOLIO SUMMARY

August 31, 2012 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $998.7

*	All data are as of August 31, 2012. The Portfolio’s sector and country breakdowns are expressed as a percentage of total investments (excluding security lending collateral) and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” country weightings represent 1.5% or less in the following countries: Argentina, Cyprus, Denmark, Germany, Indonesia, Italy, Luxembourg, Portugal and Sri Lanka.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

100	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Portfolio Summary

SHORT DURATION BOND PORTFOLIO

PORTFOLIO SUMMARY

August 31, 2012 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $932.8

*	All data are as of August 31, 2012. The Portfolio’s security type breakdown is expressed as a percentage of total investments and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	101

Portfolio Summary

GLOBAL CORE BOND PORTFOLIO

PORTFOLIO SUMMARY

August 31, 2012 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $1,124.2

*	All data are as of August 31, 2012. The Portfolio’s security type breakdown is expressed as a percentage of total investments and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

(Portfolio Summary continued on next page)

102	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Portfolio Summary

GLOBAL CORE BOND PORTFOLIO

PORTFOLIO SUMMARY

August 31, 2012 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $1,124.2

*	All data are as of August 31, 2012. The Portfolio’s country breakdown is expressed as a percentage of total investments and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” country weightings represent 0.8% or less in the following countries: Brazil, China, Hong Kong, India, Ireland, Italy, Kazakhstan, Lithuania, Luxembourg, Malaysia, Mexico, Norway, Qatar, Russia, South Korea, Spain, Supranational, Sweden, Switzerland and United Arab Emirates.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	103

Portfolio Summary

BOND INFLATION PROTECTION PORTFOLIO

PORTFOLIO SUMMARY

August 31, 2012 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $792.7

INFLATION PROTECTION BREAKDOWN*
U.S. Inflation Protected Exposure	100.1%
Non-U.S. Inflation Protected Exposure	—
Non Inflation Protected Exposure	(0.1)

100.0

SECTOR BREAKDOWN, EXCLUDING TREASURY SECURITIES, TIPS AND INTEREST RATE DERIVATIVES*
Agencies	1.1%
Asset-Backed Securities	8.3
Bank Loans	0.1
Commercial Mortgage-Backed Securities	4.7
Corporates – Investment Grade	20.4
Corporates – Non-Investment Grade	1.0
Governments – Sovereign Bonds	0.4
Mortgage Pass-Thrus	3.7
Quasi-Sovereigns	1.1
Net Cash Equivalents	1.1

*	All data are as of August 31, 2012. The Portfolio’s sector and inflation protection exposure breakdowns are expressed as an approximate percentage of the Portfolio’s total net assets inclusive of derivative exposure, based on the Adviser’s internal classification guidelines.

104	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Portfolio Summary

HIGH-YIELD PORTFOLIO

PORTFOLIO SUMMARY

August 31, 2012 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $397.2

*	All data are as of August 31, 2012. The Portfolio’s security type breakdown is expressed as a percentage of total investments and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	105

Portfolio Summary

SMALL-MID CAP VALUE PORTFOLIO

PORTFOLIO SUMMARY

August 31, 2012 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $328.7

*	All data are as of August 31, 2012. The Portfolio’s sector breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

106	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Portfolio Summary

SMALL-MID CAP GROWTH PORTFOLIO

PORTFOLIO SUMMARY

August 31, 2012 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $328.6

*	All data are as of August 31, 2012. The Portfolio’s sector breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	107

Portfolio Summary

MULTI-ASSET REAL RETURN PORTFOLIO

PORTFOLIO SUMMARY

August 31, 2012 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $547.9

*	All data are as of August 31, 2012. The Portfolio’s security type breakdown is expressed as an approximate percentage of the Portfolio’s net assets inclusive of derivative exposure, based on the Adviser’s internal classification guidelines. The Portfolio’s country breakdowns is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time. “Other” country weightings represent 0.8% or less in the following countries: Belgium, Germany, Italy, Mexico, Norway, Peru, Sweden, Switzerland, Thailand and Turkey.

108	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Portfolio Summary

VOLATILITY MANAGEMENT PORTFOLIO

PORTFOLIO SUMMARY

August 31, 2012 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $1,688.3

TEN LARGEST HOLDINGS**

August 31, 2012 (unaudited)

Company	U.S. $ Value	Percent of Net Assets
Vanguard MSCI Emerging Markets ETF	$51,280,383	3.0%
iShares MSCI Emerging Markets Index Fund	24,716,547	1.5
Apple, Inc.	16,937,010	1.0
Exxon Mobil Corp.	11,079,243	0.7
Microsoft Corp.	6,253,378	0.4
Simon Property Group, Inc.	6,128,994	0.4
International Business Machines Corp.	6,098,805	0.4
Chevron Corp.	6,011,776	0.3
General Electric Co.	5,954,125	0.3
AT&T, Inc.	5,829,424	0.3
	$140,289,685	8.3%

*	All data are as of August 31, 2012. The Portfolio’s security type breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

**	Long-term investments.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	109

Portfolio Summary

U.S. VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS

August 31, 2012

Company	Shares	U.S. $ Value

COMMON STOCKS – 98.8%
Financials – 18.7%
Capital Markets – 1.7%
Morgan Stanley(a)	667,400	$10,011,000
State Street Corp.	239,800	9,975,680

		19,986,680

Commercial Banks – 6.5%
BB&T Corp.	123,100	3,882,574
CIT Group, Inc.(b)	494,200	18,660,992
KeyCorp	182,300	1,536,789
Regions Financial Corp.	403,000	2,804,880
US Bancorp	276,600	9,241,206
Wells Fargo & Co.	1,177,500	40,070,325

		76,196,766

Consumer Finance – 0.3%
Discover Financial Services	90,800	3,516,684

Diversified Financial Services – 6.7%
Bank of America Corp.(a)	1,812,400	14,481,076
Citigroup, Inc.	1,083,300	32,184,843
JPMorgan Chase & Co.	622,900	23,134,506
Leucadia National Corp.	166,900	3,568,322
Moody’s Corp.	150,900	5,975,640

		79,344,387

Insurance – 3.5%
Berkshire Hathaway, Inc.(b)	93,100	7,852,054
Chubb Corp. (The)	72,100	5,327,469
Fidelity National Financial, Inc. – Class A	325,000	6,123,000
Reinsurance Group of America, Inc. – Class A	130,900	7,689,066
Torchmark Corp.	129,500	6,627,810
Travelers Cos., Inc. (The)	74,500	4,823,130
Validus Holdings Ltd.	67,600	2,265,276

		40,707,805

		219,752,322

Health Care – 18.1%
Biotechnology – 1.5%
Gilead Sciences, Inc.(b)	201,500	11,624,535
Vertex Pharmaceuticals, Inc.(b)	106,000	5,652,980

		17,277,515

Health Care Providers & Services – 4.4%
Aetna, Inc.	95,900	3,683,519
Health Net, Inc.(b)	230,800	5,366,100
UnitedHealth Group, Inc.	380,200	20,644,860
WellPoint, Inc.	371,000	22,211,770

		51,906,249

110	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

U.S. Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Pharmaceuticals – 12.2%
AstraZeneca PLC (Sponsored ADR)	366,300	$17,139,177
Johnson & Johnson	590,700	39,830,901
Merck & Co., Inc.	755,500	32,524,275
Pfizer, Inc.	1,969,400	46,989,884
Roche Holding AG (Sponsored ADR)	145,000	6,597,500

		143,081,737

		212,265,501

Consumer Discretionary – 16.2%
Auto Components – 1.6%
Lear Corp.	240,900	9,354,147
Magna International, Inc. – Class A(a)	58,100	2,513,406
TRW Automotive Holdings Corp.(b)	160,100	6,997,971

		18,865,524

Automobiles – 1.8%
Ford Motor Co.	781,400	7,298,276
General Motors Co.(a)(b)	643,600	13,740,860

		21,039,136

Diversified Consumer Services – 0.6%
Apollo Group, Inc. – Class A(b)	270,800	7,270,980

Hotels, Restaurants & Leisure – 1.1%
MGM Resorts International(b)	1,288,800	12,707,568

Household Durables – 1.7%
Newell Rubbermaid, Inc.	558,300	10,010,319
NVR, Inc.(b)	7,400	6,128,532
Pulte Group, Inc.(b)	239,300	3,273,624

		19,412,475

Media – 6.9%
CBS Corp. – Class B	358,800	13,038,792
DIRECTV(b)	188,400	9,813,756
Gannett Co., Inc.	435,400	6,644,204
McGraw-Hill Cos., Inc. (The)	236,100	12,088,320
News Corp. – Class A	569,100	13,311,249
Time Warner Cable, Inc. – Class A	138,800	12,328,216
Viacom, Inc. – Class B	265,700	13,287,657

		80,512,194

Multiline Retail – 1.0%
Macy’s, Inc.	298,400	12,028,504

Specialty Retail – 1.5%
GameStop Corp. – Class A(a)	142,700	2,722,716
Home Depot, Inc. (The)	120,200	6,821,350
Lowe’s Cos., Inc.	246,600	7,023,168
Staples, Inc.	136,700	1,492,764

		18,059,998

		189,896,379

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	111

U.S. Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Energy – 13.0%
Energy Equipment & Services – 1.8%
Helmerich & Payne, Inc.	198,800	$9,073,232
Transocean Ltd.	244,700	11,997,641

		21,070,873

Oil, Gas & Consumable Fuels – 11.2%
BP PLC (Sponsored ADR)	427,600	17,984,856
Chevron Corp.	268,500	30,114,960
Exxon Mobil Corp.	816,800	71,306,640
Marathon Oil Corp.	315,300	8,771,646
Valero Energy Corp.	111,900	3,497,994

		131,676,096

		152,746,969

Information Technology – 9.7%
Communications Equipment – 2.1%
Cisco Systems, Inc.	1,315,900	25,107,372

Computers & Peripherals – 2.2%
Dell, Inc.(a)(b)	248,000	2,626,320
Hewlett-Packard Co.	1,340,800	22,632,704

		25,259,024

IT Services – 0.7%
Visa, Inc. – Class A	60,900	7,810,425

Semiconductors & Semiconductor Equipment – 4.6%
Applied Materials, Inc.	1,317,500	15,401,575
Intel Corp.	920,200	22,848,566
Lam Research Corp.(b)	203,600	6,948,868
Micron Technology, Inc.(b)	1,469,100	9,123,111

		54,322,120

Software – 0.1%
CA, Inc.	47,600	1,239,028

		113,737,969

Consumer Staples – 8.5%
Food & Staples Retailing – 2.2%
CVS Caremark Corp.	187,400	8,536,070
Kroger Co. (The)	781,100	17,402,908

		25,938,978

Food Products – 1.1%
Archer-Daniels-Midland Co.	133,100	3,560,425
Tyson Foods, Inc. – Class A	625,300	9,792,198

		13,352,623

Household Products – 2.1%
Procter & Gamble Co. (The)	364,600	24,497,474

112	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

U.S. Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Tobacco – 3.1%
Altria Group, Inc.	475,100	$16,134,396
Lorillard, Inc.	141,800	17,797,318
Philip Morris International, Inc.	27,700	2,473,610

		36,405,324

		100,194,399

Industrials – 6.5%
Aerospace & Defense – 1.1%
General Dynamics Corp.	152,200	9,970,622
Northrop Grumman Corp.	47,900	3,204,031

		13,174,653

Airlines – 0.7%
Delta Air Lines, Inc.(b)	920,200	7,959,730

Building Products – 0.5%
Fortune Brands Home & Security, Inc.(b)	216,885	5,530,568

Industrial Conglomerates – 3.4%
General Electric Co.	1,913,000	39,618,230

Machinery – 0.8%
Cummins, Inc.	104,300	10,128,573

		76,411,754

Utilities – 3.6%
Electric Utilities – 2.3%
Edison International	197,800	8,661,662
Great Plains Energy, Inc.	340,100	7,250,932
NV Energy, Inc.	668,000	11,716,720

		27,629,314

Gas Utilities – 0.9%
Atmos Energy Corp.	223,400	7,805,596
UGI Corp.	77,067	2,349,002

		10,154,598

Multi-Utilities – 0.4%
DTE Energy Co.	28,400	1,658,560
Public Service Enterprise Group, Inc.	81,100	2,567,626

		4,226,186

		42,010,098

Telecommunication Services – 3.3%
Diversified Telecommunication Services – 3.3%
AT&T, Inc.	618,400	22,658,176
CenturyLink, Inc.	376,600	15,915,116

		38,573,292

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	113

U.S. Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Materials – 1.2%
Chemicals – 1.2%
LyondellBasell Industries NV(a)	276,100	$13,484,724

Total Common Stocks (cost $1,065,601,822)		1,159,073,407

SHORT-TERM INVESTMENTS – 1.1%
Investment Companies – 1.1%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.15%(c) (cost $12,230,426)	12,230,426	12,230,426

Total Investments Before Security Lending Collateral for Securities Loaned – 99.9% (cost $1,077,832,248)		1,171,303,833

INVESTMENTS OF CASH COLLATERAL FOR SECURITY LOANED – 1.6%
Investment Companies – 1.6%
AllianceBernstein Exchange Reserves – Class I, 0.18%(c) (cost $19,132,325)	19,132,325	19,132,325

Total Investments – 101.5% (cost $1,096,964,573)		1,190,436,158
Other assets less liabilities – (1.5)%		(17,199,684)

Net Assets – 100.0%		$1,173,236,474

(a)	Represents entire or partial securities out on loan. See Note D for securities lending information.

(b)	Non-income producing security.

(c)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Glossary:

ADR – American Depositary Receipt

See notes to financial statements.

114	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

U.S. Value Portfolio—Portfolio of Investments

U.S. LARGE CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS

August 31, 2012

Company	Shares	U.S. $ Value

COMMON STOCKS – 97.2%
Information Technology – 35.6%
Communications Equipment – 2.7%
F5 Networks, Inc.(a)	179,180	$17,468,258
QUALCOMM, Inc.	223,600	13,742,456

		31,210,714

Computers & Peripherals – 9.6%
Apple, Inc.	153,180	101,901,463
EMC Corp./MA(a)	380,337	9,999,060

		111,900,523

Internet Software & Services – 7.6%
eBay, Inc.(a)	418,323	19,857,793
Google, Inc. – Class A(a)	77,925	53,385,638
LinkedIn Corp.(a)	63,100	6,770,630
Rackspace Hosting, Inc.(a)	154,210	9,249,516

		89,263,577

IT Services – 4.0%
Cognizant Technology Solutions Corp. – Class A(a)	493,270	31,707,396
Visa, Inc. – Class A	118,830	15,239,947

		46,947,343

Semiconductors & Semiconductor Equipment – 1.4%
Broadcom Corp. – Class A(a)	243,956	8,667,757
Xilinx, Inc.	240,030	8,139,417

		16,807,174

Software – 10.3%
ANSYS, Inc.(a)	277,040	19,309,688
Citrix Systems, Inc.(a)	385,180	29,924,634
Intuit, Inc.	275,100	16,104,354
Oracle Corp.	661,110	20,924,132
Red Hat, Inc.(a)	265,210	14,862,368
TIBCO Software, Inc.(a)	672,847	20,131,582

		121,256,758

		417,386,089

Consumer Discretionary – 15.6%
Automobiles – 0.7%
Harley-Davidson, Inc.	184,857	7,756,600

Hotels, Restaurants & Leisure – 3.5%
Chipotle Mexican Grill, Inc. – Class A(a)	62,480	18,034,227
Las Vegas Sands Corp.	213,530	9,051,537
Starbucks Corp.	283,010	14,040,126

		41,125,890

Internet & Catalog Retail – 1.3%
priceline.com, Inc.(a)	24,820	15,005,427

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	115

U.S. Large Cap Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Media – 5.8%
Comcast Corp. – Class A	638,230	$21,399,852
Discovery Communications, Inc. – Class A(a)	163,146	8,946,927
Walt Disney Co. (The)	760,570	37,625,398

		67,972,177

Multiline Retail – 0.9%
Dollar General Corp.(a)	214,384	10,948,591

Textiles, Apparel & Luxury Goods – 3.4%
Coach, Inc.	387,220	22,509,098
VF Corp.	117,570	17,950,588

		40,459,686

		183,268,371

Health Care – 14.2%
Biotechnology – 4.0%
Biogen Idec, Inc.(a)	124,311	18,222,749
Celgene Corp.(a)	198,310	14,286,252
Gilead Sciences, Inc.(a)	248,575	14,340,292

		46,849,293

Health Care Equipment & Supplies – 2.6%
IDEXX Laboratories, Inc.(a)	206,180	19,599,471
Intuitive Surgical, Inc.(a)	20,960	10,307,918

		29,907,389

Health Care Providers & Services – 4.6%
McKesson Corp.	157,530	13,722,438
UnitedHealth Group, Inc.	746,506	40,535,276

		54,257,714

Life Sciences Tools & Services – 0.6%
Illumina, Inc.(a)(b)	159,160	6,697,453

Pharmaceuticals – 2.4%
Allergan, Inc./United States	258,590	22,272,357
Perrigo Co.	57,530	6,326,574

		28,598,931

		166,310,780

Industrials – 10.7%
Aerospace & Defense – 3.3%
Boeing Co. (The)	286,900	20,484,660
Precision Castparts Corp.	116,890	18,828,641

		39,313,301

Electrical Equipment – 3.7%
AMETEK, Inc.	303,377	10,408,865
Emerson Electric Co.	324,510	16,459,147

116	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

U.S. Large Cap Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Rockwell Automation, Inc.	111,104	$8,006,154
Roper Industries, Inc.	82,700	8,500,733

		43,374,899

Industrial Conglomerates – 2.2%
Danaher Corp.	482,459	25,845,329

Machinery – 1.5%
Dover Corp.	160,590	9,283,708
Flowserve Corp.	63,814	8,146,495

		17,430,203

		125,963,732

Energy – 9.9%
Energy Equipment & Services – 7.9%
FMC Technologies, Inc.(a)	181,530	8,502,865
Halliburton Co.	235,560	7,716,946
National Oilwell Varco, Inc.	232,490	18,320,212
Oceaneering International, Inc.	296,940	15,898,167
Schlumberger Ltd.	579,305	41,930,096

		92,368,286

Oil, Gas & Consumable Fuels – 2.0%
EOG Resources, Inc.	84,715	9,174,635
Noble Energy, Inc.	170,887	15,020,967

		24,195,602

		116,563,888

Consumer Staples – 5.3%
Food Products – 0.9%
Hershey Co. (The)	148,920	10,695,434

Personal Products – 1.2%
Estee Lauder Cos., Inc. (The) – Class A	233,980	14,027,101

Tobacco – 3.2%
Philip Morris International, Inc.	423,245	37,795,779

		62,518,314

Financials – 4.1%
Capital Markets – 1.9%
Affiliated Managers Group, Inc.(a)	103,140	12,131,327
Blackstone Group LP	766,619	10,341,690

		22,473,017

Diversified Financial Services – 2.2%
IntercontinentalExchange, Inc.(a)	183,434	25,075,428

		47,548,445

Materials – 1.8%
Chemicals – 1.4%
Monsanto Co.	185,017	16,116,831

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	117

U.S. Large Cap Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Metals & Mining – 0.4%
Freeport-McMoRan Copper & Gold, Inc.	127,880	$4,617,747

		20,734,578

Total Common Stocks (cost $934,742,798)		1,140,294,197

SHORT-TERM INVESTMENTS – 3.1%
Investment Companies – 3.1%
AllianceBernstein Fixed-Income Shares, Inc. –Government STIF Portfolio, 0.15%(c) (cost $36,691,232)	36,691,232	36,691,232

Total Investments Before Security Lending Collateral for Securities Loaned – 100.3% (cost $971,434,030)		1,176,985,429

INVESTMENTS OF CASH COLLATERAL FOR SECURITY LOANED – 0.6%
Investment Companies – 0.6%
AllianceBernstein Exchange Reserves – Class I, 0.18%(c) (cost $6,843,880)	6,843,880	6,843,880

Total Investments – 100.9% (cost $978,277,910)		1,183,829,309
Other assets less liabilities – (0.9)%		(10,993,938)

Net Assets – 100.0%		$1,172,835,371

(a)	Non-income producing security.

(b)	Represents entire or partial securities out on loan. See Note D for securities lending information.

(c)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

See notes to financial statements.

118	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

U.S. Large Cap Growth Portfolio—Portfolio of Investments

INTERNATIONAL VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS

August 31, 2012

Company	Shares	U.S. $ Value

COMMON STOCKS – 98.4%
Financials – 22.0%
Capital Markets – 3.3%
Credit Suisse Group AG(a)	573,010	$11,041,627
Deutsche Bank AG	199,200	7,061,496
Macquarie Group Ltd.	508,000	14,193,684

		32,296,807

Commercial Banks – 12.8%
Banco do Brasil SA	1,297,200	14,813,092
Banco do Estado do Rio Grande do Sul SA (Preference Shares)	303,400	2,473,654
Banco Santander Brasil SA/Brazil (ADR)(b)	506,690	3,840,710
Bank of Montreal	126,890	7,417,096
HSBC Holdings PLC	1,522,600	13,263,811
KB Financial Group, Inc.	450,822	14,655,076
Komercni Banka AS	17,400	3,383,350
Lloyds Banking Group PLC(a)	14,026,950	7,402,245
Mitsubishi UFJ Financial Group, Inc.	2,819,800	12,889,857
National Australia Bank Ltd.	518,110	13,563,793
Societe Generale SA(a)	520,884	13,731,939
Sumitomo Mitsui Financial Group, Inc.	339,500	10,574,012
Turkiye Vakiflar Bankasi Tao – Class D	3,376,770	7,644,471
Westpac Banking Corp.	40,894	1,050,932

		126,704,038

Diversified Financial Services – 2.4%
ING Groep NV(a)	1,700,390	12,964,160
ORIX Corp.	73,640	6,852,237
Resolution Ltd.	1,090,463	3,744,433

		23,560,830

Insurance – 2.7%
Aegon NV	1,356,641	6,963,824
Allianz SE	64,680	7,081,483
Aviva PLC	982,260	5,090,950
Suncorp Group Ltd.	830,820	7,921,724

		27,057,981

Real Estate Management & Development – 0.8%
Evergrande Real Estate Group Ltd.(b)	9,529,000	3,671,142
New World Development Co., Ltd.(b)	3,136,836	3,920,527

		7,591,669

		217,211,325

Energy – 14.5%
Energy Equipment & Services – 0.9%
Seadrill Ltd.	210,680	8,647,195

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	119

International Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Oil, Gas & Consumable Fuels – 13.6%
Banpu PCL	180,050	$2,585,687
BP PLC	4,874,310	34,190,973
China Petroleum & Chemical Corp. – Class H	7,802,000	7,369,881
ENI SpA	410,260	9,052,272
Exxaro Resources Ltd.	154,110	2,736,817
Gazprom OAO (Sponsored ADR)	1,677,110	16,333,374
JX Holdings, Inc.	1,352,100	7,040,088
LUKOIL OAO (London) (Sponsored ADR)	219,770	12,487,331
Petroleo Brasileiro SA (Sponsored ADR)	1,055,730	21,726,923
PTT PCL	440,500	4,639,062
Royal Dutch Shell PLC (Euronext Amsterdam) – Class A	453,682	15,870,864

		134,033,272

		142,680,467

Consumer Discretionary – 13.3%
Auto Components – 3.6%
Cie Generale des Etablissements Michelin – Class B	154,192	11,035,641
GKN PLC	2,077,630	7,044,710
Magna International, Inc. – Class A(b)	173,050	7,467,966
NGK Spark Plug Co., Ltd.	209,000	2,265,691
Valeo SA	156,660	7,393,003

		35,207,011

Automobiles – 6.7%
Bayerische Motoren Werke AG	67,710	4,896,552
Dongfeng Motor Group Co., Ltd. – Class H	4,526,000	5,904,338
Honda Motor Co., Ltd.	315,900	10,064,671
Kia Motors Corp.	49,140	3,222,023
Mazda Motor Corp.(a)	4,223,000	5,099,021
Nissan Motor Co., Ltd.	1,639,600	15,376,190
Renault SA	149,130	6,954,889
Volkswagen AG (Preference Shares)	81,890	14,422,617

		65,940,301

Distributors – 0.4%
Imperial Holdings Ltd.	162,480	3,943,128

Household Durables – 0.4%
Sony Corp.	377,000	4,270,320

Leisure Equipment & Products – 0.3%
Namco Bandai Holdings, Inc.	197,500	3,131,630

Media – 0.4%
Fairfax Media Ltd.(b)	3,170,950	1,385,717
Informa PLC	418,700	2,700,295

		4,086,012

120	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

International Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Specialty Retail – 1.2%
Mr. Price Group Ltd.	327,240	$5,295,346
Yamada Denki Co., Ltd.	126,080	6,086,617

		11,381,963

Textiles, Apparel & Luxury Goods – 0.3%
Yue Yuen Industrial Holdings Ltd.	1,049,000	3,051,406

		131,011,771

Materials – 10.1%
Chemicals – 3.4%
Agrium, Inc. (Toronto)	85,250	8,389,655
Air Water, Inc.	165,000	1,927,071
Arkema SA	9,284	789,248
DIC Corp.	1,557,000	2,580,549
Koninklijke DSM NV	261,029	12,253,516
OCI Co., Ltd.(b)	33,890	5,705,901
Ube Industries Ltd./Japan	960,000	2,107,167

		33,753,107

Construction Materials – 0.2%
China Shanshui Cement Group Ltd.	3,239,000	1,704,126

Metals & Mining – 6.5%
Anglo American PLC	339,820	9,436,942
Arrium Ltd.	2,742,721	1,844,179
Dowa Holdings Co., Ltd.	133,000	878,753
Goldcorp, Inc.	129,860	5,331,407
KGHM Polska Miedz SA	184,720	7,234,709
Kinross Gold Corp.	686,250	6,098,453
Rio Tinto PLC	254,170	11,096,866
Vale SA (Sponsored ADR) (Local Preference Shares)	1,365,450	22,011,054

		63,932,363

		99,389,596

Information Technology – 8.7%
Computers & Peripherals – 1.4%
Fujitsu Ltd.	2,255,000	9,221,862
Lite-On Technology Corp.	624,406	758,463
Wistron Corp.	3,809,400	4,279,294

		14,259,619

Electronic Equipment, Instruments & Components – 2.8%
AU Optronics Corp.(a)	20,511,790	6,299,762
Hon Hai Precision Industry Co., Ltd.	1,330,000	3,785,782
LG Display Co., Ltd.(a)	746,170	17,287,622

		27,373,166

Office Electronics – 0.3%
Konica Minolta Holdings, Inc.	385,000	2,868,416

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	121

International Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Semiconductors & Semiconductor Equipment – 3.8%
Advanced Semiconductor Engineering, Inc.	10,424,579	$7,847,891
GCL-Poly Energy Holdings Ltd.(b)	28,393,000	4,382,830
Samsung Electronics Co., Ltd.	7,160	7,813,579
SK Hynix, Inc.(a)(b)	469,020	8,811,075
Sumco Corp.(a)	367,700	2,791,179
Tokyo Electron Ltd.	129,400	6,113,245

		37,759,799

Software – 0.4%
Nintendo Co., Ltd.	32,000	3,609,231

		85,870,231

Telecommunication Services – 7.0%
Diversified Telecommunication Services – 4.2%
Nippon Telegraph & Telephone Corp.	452,500	20,981,745
Telecom Italia SpA (ordinary shares)	9,707,700	9,019,403
Telecom Italia SpA (savings shares)	4,931,400	3,899,951
Vivendi SA	367,917	7,200,612

		41,101,711

Wireless Telecommunication Services – 2.8%
America Movil SAB de CV Series L (ADR)	289,640	7,411,887
China Mobile Ltd.	328,000	3,510,820
Vodafone Group PLC	5,995,507	17,290,773

		28,213,480

		69,315,191

Health Care – 6.8%
Pharmaceuticals – 6.8%
AstraZeneca PLC	571,770	26,745,559
GlaxoSmithKline PLC	421,910	9,563,078
Novartis AG	226,660	13,366,273
Roche Holding AG	96,500	17,543,072

		67,217,982

Industrials – 6.5%
Aerospace & Defense – 1.5%
Saab AB	206,600	3,678,444
Safran SA	315,589	11,033,607

		14,712,051

Airlines – 0.2%
Cathay Pacific Airways Ltd.	1,186,000	1,942,400

Building Products – 1.0%
Asahi Glass Co., Ltd.	1,648,000	10,028,916

122	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

International Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Commercial Services & Supplies – 0.2%
Downer EDI Ltd.(a)	486,658	$1,799,879

Construction & Engineering – 1.1%
Bouygues SA	434,310	10,793,289

Electrical Equipment – 1.0%
Sumitomo Electric Industries Ltd.	850,900	9,624,246

Industrial Conglomerates – 0.7%
Jardine Matheson Holdings Ltd.	63,200	3,406,176
Jardine Strategic Holdings Ltd.	93,000	3,093,564

		6,499,740

Machinery – 0.2%
IHI Corp.	1,003,000	2,163,467

Trading Companies & Distributors – 0.6%
Mitsubishi Corp.	326,500	6,045,421

		63,609,409

Consumer Staples – 6.2%
Beverages – 0.7%
Asahi Group Holdings Ltd.	301,500	7,316,694

Food & Staples Retailing – 1.9%
Delhaize Group SA	110,289	4,368,321
George Weston Ltd.	57,070	3,674,596
Koninklijke Ahold NV	848,300	10,491,360

		18,534,277

Food Products – 0.3%
Nestle SA	49,420	3,070,148

Tobacco – 3.3%
British American Tobacco PLC	104,970	5,501,374
Imperial Tobacco Group PLC	243,910	9,516,133
Japan Tobacco, Inc.	455,000	13,796,154
KT&G Corp.	45,890	3,474,232

		32,287,893

		61,209,012

Utilities – 3.3%
Electric Utilities – 1.1%
EDP – Energias de Portugal SA	2,982,950	7,276,716
Electricite de France SA	185,860	3,780,085

		11,056,801

Multi-Utilities – 2.2%
E.ON AG	457,620	10,502,189
National Grid PLC	684,740	7,433,151

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	123

International Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Veolia Environnement SA	335,910	$3,550,344

		21,485,684

		32,542,485

Total Common Stocks (cost $1,053,435,585)		970,057,469

SHORT-TERM INVESTMENTS – 1.1%
Investment Companies – 1.1%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.15%(c) (cost $11,296,821)	11,296,821	11,296,821

Total Investments Before Security Lending Collateral for Securities Loaned – 99.5% (cost $1,064,732,406)		981,354,290

INVESTMENTS OF CASH COLLATERAL FOR SECURITY LOANED – 2.7%
Investment Companies – 2.7%
AllianceBernstein Exchange Reserves – Class I, 0.18%(c) (cost $26,420,345)	26,420,345	26,420,345

Total Investments – 102.2% (cost $1,091,152,751)		1,007,774,635
Other assets less liabilities – (2.2)%		(22,129,589)

Net Assets – 100.0%		$985,645,046

FUTURES CONTRACTS (see Note C)

Type	Number of Contracts	Expiration Month	Original Value	Value at August 31, 2012	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
Euro STOXX 50 Index Futures	143	September 2012	$3,851,154	$4,381,521	$530,367
Topix Index Futures	38	September 2012	3,381,740	3,526,023	144,283

					$674,650

124	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

International Value Portfolio—Portfolio of Investments

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note C)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC Wholesale	USD	34,531	GBP	22,047	11/15/12	$468,169
Credit Suisse London Branch (GFX)	USD	17,587	AUD	16,926	11/15/12	(214,399)
Credit Suisse London Branch (GFX)	USD	19,564	NOK	119,384	11/15/12	980,831
Goldman Sachs Capital Markets LP	GBP	10,742	USD	17,045	11/15/12	(7,638)
Goldman Sachs International	EUR	6,714	USD	8,205	11/15/12	(247,298)
HSBC Bank USA	EUR	4,857	USD	5,977	11/15/12	(136,886)
HSBC Bank USA	USD	36,770	EUR	29,289	11/15/12	100,263
Royal Bank of Canada	CAD	28,143	USD	28,248	11/15/12	(257,406)
Royal Bank of Canada	USD	8,647	CAD	8,593	11/15/12	56,967
Royal Bank of Scotland PLC	JPY	1,599,681	USD	20,381	11/15/12	(63,029)
Standard Chartered Bank	JPY	3,057,431	USD	38,703	11/15/12	(371,031)
State Street Bank & Trust Co.	EUR	117,612	USD	145,414	11/15/12	(2,640,180)
State Street Bank & Trust Co.	USD	4,434	EUR	3,510	11/15/12	(15,556)
UBS AG	USD	26,061	NOK	153,846	11/15/12	414,547
UBS AG	USD	48,560	SEK	326,157	11/15/12	558,344
Westpac Banking Corp.	USD	21,270	AUD	20,948	11/15/12	230,892

						$(1,143,410)

(a)	Non-income producing security.

(b)	Represents entire or partial securities out on loan. See Note D for securities lending information.

(c)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Glossary:

ADR – American Depositary Receipt

See notes to financial statements.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	125

International Value Portfolio—Portfolio of Investments

INTERNATIONAL GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS

August 31, 2012

Company	Shares	U.S. $ Value

COMMON STOCKS – 99.1%
Financials – 27.4%
Capital Markets – 2.0%
UBS AG	1,800,393	$20,087,696

Commercial Banks – 10.2%
Banco Bilbao Vizcaya Argentaria SA	1,562,300	11,884,014
Banco Santander Brasil SA/Brazil (ADR)(a)	1,549,700	11,746,726
Banco Santander SA	1,777,599	12,649,103
BNP Paribas SA	276,559	11,969,507
HDFC Bank Ltd.	1,054,820	11,288,815
HSBC Holdings PLC	2,407,350	20,971,125
Intesa Sanpaolo SpA	6,458,160	10,120,277
Itau Unibanco Holding SA (ADR)	576,180	9,109,406
Sberbank of Russia (Sponsored ADR)	218,223	2,518,293

		102,257,266

Consumer Finance – 1.4%
Shriram Transport Finance Co., Ltd.	1,257,880	14,401,283

Diversified Financial Services – 1.1%
IG Group Holdings PLC	1,622,120	11,082,124

Insurance – 8.8%
Admiral Group PLC(a)	1,152,831	21,691,472
AIA Group Ltd.	8,539,600	29,514,526
Lancashire Holdings Ltd.	1,294,612	16,458,897
Prudential PLC	1,586,240	19,815,054

		87,479,949

Real Estate Management & Development – 2.9%
Daito Trust Construction Co., Ltd.	57,300	5,610,532
Hang Lung Properties Ltd.	6,838,000	23,384,887

		28,995,419

Thrifts & Mortgage Finance – 1.0%
Housing Development Finance Corp.	716,810	9,436,250

		273,739,987

Consumer Discretionary – 21.0%
Auto Components – 0.1%
Bharat Forge Ltd.	185,690	933,032

Distributors – 2.8%
Li & Fung Ltd.	17,224,000	28,052,143

Diversified Consumer Services – 2.5%
Anhanguera Educacional Participacoes SA	634,500	9,442,950
Estacio Participacoes SA	984,100	15,271,270

		24,714,220

126	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

International Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Hotels, Restaurants & Leisure – 3.9%
Ajisen China Holdings Ltd.(a)	11,220,800	$6,950,841
Sands China Ltd.	7,765,600	27,649,942
Sodexo	59,726	4,718,627

		39,319,410

Household Durables – 1.4%
MRV Engenharia e Participacoes SA	2,349,300	13,633,555

Media – 1.4%
Focus Media Holding Ltd. (ADR)(a)	590,070	14,191,183

Multiline Retail – 1.4%
Golden Eagle Retail Group Ltd.(a)	7,444,000	13,765,839

Specialty Retail – 5.6%
Belle International Holdings Ltd.	9,959,000	18,015,228
Indomobil Sukses Internasional TBK PT	3,242,000	1,940,609
L’Occitane International SA(a)	2,414,250	6,177,145
Nitori Holdings Co., Ltd.	134,150	13,451,810
Yamada Denki Co., Ltd.	338,460	16,339,440

		55,924,232

Textiles, Apparel & Luxury Goods – 1.9%
Cie Financiere Richemont SA	159,830	9,778,066
LVMH Moet Hennessy Louis Vuitton SA	15,480	2,522,253
Trinity Ltd.	9,862,000	6,495,172

		18,795,491

		209,329,105

Industrials – 16.8%
Air Freight & Logistics – 2.0%
Kuehne & Nagel International AG	177,862	20,214,699

Commercial Services & Supplies – 1.4%
Edenred	161,821	4,317,588
Serco Group PLC	1,098,230	9,814,521

		14,132,109

Construction & Engineering – 0.9%
Larsen & Toubro Ltd.	250,480	6,066,852
Samsung Engineering Co., Ltd.	14,500	2,472,283

		8,539,135

Industrial Conglomerates – 1.4%
Keppel Corp., Ltd.	1,551,000	13,944,631

Professional Services – 10.1%
Bureau Veritas SA(a)	197,260	18,179,497
Capita PLC	3,248,537	37,224,573
Hays PLC	7,819,368	8,536,751

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	127

International Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Intertek Group PLC	776,819	$34,720,628
SGS SA	929	1,871,589

		100,533,038

Road & Rail – 1.0%
DSV A/S	115,187	2,500,751
Globaltrans Investment PLC (Sponsored GDR)(b)	402,760	7,571,888

		10,072,639

		167,436,251

Consumer Staples – 11.8%
Food & Staples Retailing – 4.9%
Jeronimo Martins SGPS SA	886,677	14,825,449
Magnit OJSC (Sponsored GDR)(b)	187,890	5,983,375
Olam International Ltd.(a)	18,212,370	28,164,112

		48,972,936

Food Products – 1.0%
Unilever PLC	280,373	10,076,645

Household Products – 1.1%
Henkel AG & Co. KGaA	10,977	680,903
Reckitt Benckiser Group PLC	172,293	9,743,626

		10,424,529

Tobacco – 4.8%
British American Tobacco PLC	726,344	38,066,970
KT&G Corp.	135,409	10,251,522

		48,318,492

		117,792,602

Energy – 10.9%
Energy Equipment & Services – 2.4%
AMEC PLC	585,361	10,293,563
Saipem SpA	109,550	5,187,723
Technip SA	87,020	9,144,347

		24,625,633

Oil, Gas & Consumable Fuels – 8.5%
Afren PLC(c)	2,152,764	4,394,410
BG Group PLC	969,460	19,825,742
NovaTek OAO (Sponsored GDR)(b)	140,170	16,710,720
Suncor Energy, Inc. (New York)(a)	742,370	23,221,333
Total SA	413,650	20,623,222

		84,775,427

		109,401,060

Information Technology – 8.0%
Internet Software & Services – 2.9%
Baidu, Inc. (Sponsored ADR)(c)	149,640	16,675,882

128	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

International Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

MercadoLibre, Inc.	28,920	$2,301,454
Telecity Group PLC	733,919	10,135,101

		29,112,437

IT Services – 1.6%
Tata Consultancy Services Ltd.	629,678	15,205,037

Semiconductors & Semiconductor Equipment – 3.5%
Samsung Electronics Co., Ltd. (Preference Shares)	54,487	35,157,057

		79,474,531

Utilities – 1.2%
Independent Power Producers & Energy Traders – 1.2%
APR Energy PLC(a)	994,581	12,239,160

Materials – 1.0%
Chemicals – 1.0%
Filtrona PLC	1,242,017	10,539,184

Health Care – 1.0%
Health Care Providers & Services – 0.3%
Odontoprev SA	490,900	2,660,180

Life Sciences Tools & Services – 0.4%
Eurofins Scientific	32,625	4,240,721

Pharmaceuticals – 0.3%
Lupin Ltd.	248,500	2,661,427

		9,562,328

Total Common Stocks (cost $1,005,186,410)		989,514,208

	Contracts
OPTIONS PURCHASED - PUTS – 0.2%
Options on Equity Indices – 0.2%
STOXX Europe Mid 200 Index Expiration: Dec 2012, Exercise Price: EUR 230.00(c)(d) (cost $7,385,295)	350,000	1,452,759

	Shares
WARRANTS – 0.1%
Industrials – 0.1%
Industrial Conglomerates – 0.1%
John Keells Holdings PLC, Deutsche Bank AG London, expiring 7/05/19(c) (cost $1,464,275)	923,120	1,379,326

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	129

International Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

SHORT-TERM INVESTMENTS – 0.2%
Investment Companies – 0.2%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.15%(e) (cost $2,418,529)	2,418,529	$2,418,529

Total Investments Before Security Lending Collateral for Securities Loaned – 99.6% (cost $1,016,454,509)		994,764,822

INVESTMENTS OF CASH COLLATERAL FOR SECURITY LOANED – 10.0%
Investment Companies – 10.0%
AllianceBernstein Exchange Reserves – Class I, 0.18%(e) (cost $100,018,471)	100,018,471	100,018,471

Total Investments – 109.6% (cost $1,116,472,980)		1,094,783,293
Other assets less liabilities – (9.6)%		(96,041,395)

Net Assets – 100.0%		$998,741,898

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note C)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC Wholesale	USD	31,093	EUR	24,929	9/14/12	$265,093
Barclays Bank PLC Wholesale	USD	15,147	JPY	1,201,227	12/14/12	209,901
BNP Paribas SA	USD	19,581	CHF	18,757	9/14/12	68,698
Citibank NA	USD	33,878	JPY	2,652,199	9/14/12	(1,164)
Citibank NA	USD	4,905	SGD	6,246	9/14/12	105,885
Credit Suisse London Branch (GFX)	AUD	8,392	USD	8,083	9/14/12	(579,778)
Credit Suisse London Branch (GFX)	CHF	7,181	USD	7,326	9/14/12	(197,242)
Deutsche Bank AG London	GBP	10,753	USD	16,545	9/14/12	(529,014)
Goldman Sachs International	GBP	46,228	USD	71,924	9/14/12	(1,476,940)
Goldman Sachs International	USD	56,587	JPY	4,455,416	9/14/12	321,868
HSBC BankUSA	EUR	26,491	USD	33,491	9/14/12	167,675
HSBC BankUSA	GBP	11,515	USD	18,174	9/14/12	(109,474)
HSBC BankUSA	HKD	758,294	USD	97,761	9/14/12	(9,748)
HSBC BankUSA	USD	6,943	NOK	42,116	9/14/12	321,466
HSBC BankUSA	USD	6,879	SGD	8,828	9/14/12	202,842
JPMorgan Chase Bank, NA	GBP	4,690	USD	7,394	12/14/12	(51,196)
Royal Bank of Canada	EUR	4,989	USD	6,230	9/14/12	(45,993)
Royal Bank of Canada	USD	28,376	CAD	29,303	9/14/12	1,344,242
Royal Bank of Scotland PLC	USD	21,642	AUD	20,822	12/14/12	(322,191)
Standard Chartered Bank	USD	9,464	BRL	19,254	10/02/12	(21,257)
State Street Bank and Trust Co.	INR	434,048	USD	7,647	9/14/12	(151,694)

130	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

International Growth Portfolio—Portfolio of Investments

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
State Street Bank and Trust Co.	BRL	19,254	USD	9,126	10/02/12	$(316,078)
UBS AG	EUR	10,449	USD	12,931	9/14/12	(213,096)
UBS AG	USD	5,411	AUD	5,163	9/14/12	(81,488)
Westpac Banking Corp	USD	3,286	AUD	3,229	9/14/12	47,295

						$(1,051,388)

CALL OPTIONS WRITTEN (see Note C)

Description	Contracts	Exercise Price		Expiration Month	U.S. $ Value
STOXX Europe Mid 200 Index (d)	350,000	EUR	190.00	December 2012	$(176,092)
(premium received $2,625,105)

(a)	Represents entire or partial securities out on loan. See Note D for securities lending information.

(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2012, the aggregate market value of these securities amounted to $30,265,983 or 3.0% of net assets.

(c)	Non-income producing security.

(d)	One contract relates to 50 shares.

(e)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Currency Abbreviations:

AUD	– Australian Dollar
BRL	– Brazilian Real
CAD	– Canadian Dollar
CHF	– Swiss Franc
EUR	– Euro
GBP	– Great British Pound
HKD	– Hong Kong Dollar
INR	– Indian Rupee
JPY	– Japanese Yen
NOK	– Norwegian Krone
SGD	– Singapore Dollar

Glossary:

ADR	– American Depositary Receipt
GDR	– Global Depositary Receipt
OJSC	– Open Joint Stock Company

See notes to financial statements.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	131

International Growth Portfolio—Portfolio of Investments

SHORT DURATION BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS

August 31, 2012

		Principal Amount (000)	U.S. $ Value

MORTGAGE PASS-THROUGHS – 36.9%
Agency ARMs – 14.6%
Federal Home Loan Mortgage Corp. 2.024%, 8/01/42(a)	U.S.$	9,484	$9,823,206
2.488%, 7/01/42(a)		12,327	12,904,084
3.002%, 6/01/37(a)		9,602	10,351,402
Series 2005 2.896%, 5/01/35(a)		3,182	3,413,851
Federal National Mortgage Association 2.138%, 8/01/42(a)		8,294	8,595,825
2.26%, 8/01/42(a)		6,690	6,949,632
2.386%, 6/01/42(a)		6,060	6,309,805
2.397%, 1/01/36(a)		1,651	1,769,764
2.451%, 5/01/42(a)		10,561	11,008,296
2.497%, 6/01/42(b)		9,835	10,257,466
2.655%, 8/01/42(a)		12,375	12,977,253
2.666%, 8/01/42(a)		12,444	13,050,597
2.726%, 6/01/42(a)		14,632	15,351,860
Series 2003 2.78%, 12/01/33(a)		814	870,699
Series 2005 2.317%, 2/01/35(b)		4,257	4,538,503
2.998%, 10/01/35(a)		2,502	2,694,419
Series 2006 3.092%, 7/01/36(a)		2,012	2,160,122
Series 2007 2.151%, 1/01/37(b)		1,030	1,091,438
Series 2009 2.739%, 7/01/38(a)		1,838	1,972,507

			136,090,729

Agency Fixed Rate 15-Year – 13.9%
Federal Home Loan Mortgage Corp. Gold 3.50%, 7/01/27		8,751	9,365,609
4.50%, 6/01/25		8,438	9,075,619
5.00%, 7/01/25		3,709	4,017,295
Series 2011 3.50%, 6/01/26		11,033	11,680,406
Federal National Mortgage Association 3.00%, TBA		27,480	28,987,108
3.50%, 3/01/26-9/01/26		42,584	45,310,009
Series 1998 6.00%, 10/01/13-12/01/13		3	3,338
Series 2001 6.00%, 11/01/16		54	58,103
Series 2002 6.00%, 12/01/17		49	53,070

132	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Short Duration Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Series 2005 6.00%, 6/01/17-6/01/20	U.S.$	95	$99,900
Series 2006 6.00%, 5/01/21-1/01/22		1,863	2,050,162
Series 2007 6.00%, 2/01/22		546	603,553
Series 2012 3.00%, 3/01/27-8/01/27		17,552	18,608,688

			129,912,860

Agency Fixed Rate 30-Year – 8.4%
Federal Home Loan Mortgage Corp. Gold Series 2007 6.00%, 7/01/37-9/01/37		1,223	1,344,644
Series 2009 5.50%, 10/01/39		4,827	5,283,968
Federal National Mortgage Association 4.50%, 8/01/39-4/01/41		8,469	9,432,396
5.50%, 5/01/39		4,132	4,533,328
6.00%, 2/01/37-10/01/38		22,989	25,372,856
Series 2008 5.50%, 6/01/38		9,485	10,406,176
6.00%, 5/01/38-8/01/38		17,459	19,276,153
Series 2010 6.00%, 4/01/40		2,145	2,367,321

			78,016,842

Total Mortgage Pass-Throughs (cost $340,618,673)			344,020,431

GOVERNMENTS - TREASURIES – 32.9%
Canada – 2.0%
Canadian Government Bond 0.75%, 5/01/14	CAD	18,610	18,754,424

United States – 30.9%
U.S. Treasury Notes 0.25%, 2/28/14-4/30/14	U.S.$	45,625	45,645,813
0.625%, 4/30/13		33,270	33,370,076
0.875%, 4/30/17		5,890	5,978,350
1.00%, 8/31/16-10/31/16		25,764	26,336,470
1.375%, 11/15/12		131,466	131,789,538
2.875%, 1/31/13		44,685	45,178,993

			288,299,240

Total Governments - Treasuries (cost $306,023,692)			307,053,664

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	133

Short Duration Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

ASSET-BACKED SECURITIES – 15.3%
Autos - Fixed Rate – 5.8%
Ally Auto Receivables Trust Series 2010-1, Class B 3.29%, 3/15/15(c)	U.S.$	5,740	$5,945,928
Series 2012-A, Class C 2.40%, 11/15/17(c)		2,415	2,481,672
AmeriCredit Automobile Receivables Trust Series 2012-2, Class A3 1.05%, 10/11/16		3,560	3,591,097
Avis Budget Rental Car Funding AESOP LLC Series 2012-3A, Class A 2.10%, 3/20/19(c)		1,730	1,761,590
Bank of America Auto Trust Series 2009-2A, Class A4 3.03%, 10/15/16(c)		5,298	5,341,414
Series 2012-1, Class A4 1.03%, 12/15/16		1,650	1,666,912
Series 2012-1, Class C 2.09%, 7/17/17		2,960	3,005,022
BMW Vehicle Lease Trust Series 2011-1, Class A2 0.64%, 4/22/13		88	87,957
Chrysler Financial Auto Securitization Trust Series 2009-A, Class A3 2.82%, 1/15/16		136	136,498
Ford Auto Securitization Trust Series 2011-R3A, Class A1 1.708%, 8/15/13(c)	CAD	610	626,853
Hyundai Auto Lease Securitization Trust Series 2011-A, Class A2 0.69%, 11/15/13(c)	U.S.$	944	943,868
Mercedes-Benz Auto Lease Trust Series 2011-B, Class A2 0.90%, 1/15/14(c)		2,471	2,474,527
Mercedes-Benz Auto Receivables Trust Series 2009-1, Class A4 2.43%, 3/15/16		7,560	7,632,425
Navistar Financial Corp. Owner Trust Series 2012-A, Class A2 0.85%, 3/18/15(c)		2,873	2,875,787
Nissan Auto Lease Trust Series 2012-A, Class A2A 0.68%, 7/15/14		2,155	2,163,303
Nissan Auto Receivables Owner Trust Series 2010-A, Class A3 0.87%, 7/15/14		2,339	2,344,246

134	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Short Duration Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Porsche Innovative Lease Owner Trust Series 2011-1, Class A2 0.92%, 2/20/14(c)	U.S.$	2,523	$2,525,592
Santander Drive Auto Receivables Trust Series 2012-3, Class A2 0.83%, 4/15/15		3,475	3,484,713
SMART Trust/Australia Series 2011-2USA, Class A2A 1.22%, 11/14/13(c)		2,243	2,246,319
World Omni Automobile Lease Securitization Trust Series 2012-A, Class A3 0.93%, 11/16/15		2,852	2,862,883

			54,198,606

Autos - Floating Rate – 2.9%
BMW Floorplan Master Owner Trust Series 2009-1A, Class A 1.39%, 9/15/14(b)(c)		4,360	4,362,180
Ford Credit Floorplan Master Owner Trust Series 2010-1, Class A 1.89%, 12/15/14(b)(c)		6,070	6,096,955
Series 2010-3, Class A2 1.94%, 2/15/17(b)(c)		3,025	3,116,433
Series 2012-1, Class A 0.71%, 1/15/16(b)		4,546	4,560,548
GE Dealer Floorplan Master Note Trust Series 2009-2A, Class A 1.79%, 10/20/14(b)(c)		5,438	5,449,333
Hyundai Floorplan Master Owner Trust Series 2009-1A, Class A 1.49%, 11/17/14(b)(c)		3,765	3,773,436

			27,358,885

Credit Cards - Floating Rate – 2.7%
Capital One Multi-Asset Execution Trust Series 2006-A12, Class A 0.30%, 7/15/16(b)		6,000	5,994,300
Chase Issuance Trust Series 2011-A3, Class A3 0.36%, 12/15/15(b)		5,010	5,014,298
Discover Card Master Trust Series 2010-A1, Class A1 0.89%, 9/15/15(b)		7,206	7,226,768
Gracechurch Card Funding PLC Series 2012-1A, Class A2 0.935%, 2/15/17(b)(c)	EUR	2,140	2,704,606

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	135

Short Duration Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Penarth Master Issuer PLC Series 2010-2A, Class A2 0.987%, 12/18/14(b)(c)	U.S.$	2,010	$2,013,053
Series 2012-1A, Class A1 0.807%, 3/18/14(b)(c)		2,796	2,797,723

			25,750,748

Credit Cards - Fixed Rate – 2.1%
American Express Credit Account Master Trust Series 2012-2, Class A 0.68%, 3/15/18		4,975	4,975,114
Discover Card Master Trust Series 2012-A1, Class A1 0.81%, 8/15/17		1,322	1,332,806
Series 2012-A3, Class A3 0.86%, 11/15/17		1,621	1,634,894
GE Capital Credit Card Master Note Trust Series 2012-1, Class A 1.03%, 1/15/18		5,170	5,220,475
Series 2012-6, Class A 1.36%, 8/17/20		4,670	4,684,594
World Financial Network Credit Card Master Trust Series 2012-B, Class A 1.76%, 5/17/21		1,540	1,548,248

			19,396,131

Other ABS - Fixed Rate – 1.2%
CIT Canada Equipment Receivables Trust Series 2012-1A, Class A1 1.705%, 7/22/13(c)	CAD	1,059	1,074,452
CNH Equipment Trust Series 2010-C, Class A3 1.17%, 5/15/15	U.S.$	3,051	3,061,854
GE Equipment Small Ticket LLC Series 2011-1A, Class A2 0.88%, 8/21/13(c)		881	881,020
GE Equipment Transportation LLC Series 2012-1, Class A3 0.99%, 11/23/15		4,980	5,014,745
John Deere Owner Trust Series 2011-A, Class A2 0.64%, 6/16/14		802	802,359

			10,834,430

136	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Short Duration Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Other ABS - Floating Rate – 0.4%
GE Dealer Floorplan Master Note Trust Series 2012-3, Class A 0.727%, 6/20/17(b)	U.S.$	3,880	$3,899,734

Home Equity Loans - Fixed Rate – 0.1%
Credit-Based Asset Servicing and Securitization LLC Series 2003-CB1, Class AF 3.95%, 1/25/33		890	847,312
Nationstar NIM Trust Series 2007-A, Class A 9.79%, 3/25/37(d)(e)		35	– 0	–

			847,312

Home Equity Loans - Floating Rate – 0.1%
HSBC Home Equity Loan Trust Series 2006-1, Class M1 0.517%, 1/20/36(b)		885	800,944

Total Asset-Backed Securities (cost $142,830,512)			143,086,790

CORPORATES - INVESTMENT GRADES – 7.7%
Industrial – 6.8%
Capital Goods – 1.1%
Caterpillar Financial Services Corp. 1.375%, 5/20/14		4,990	5,061,656
Eaton Corp. 0.798%, 6/16/14(b)		2,469	2,474,548
General Dynamics Corp. 5.25%, 2/01/14		2,750	2,933,238

			10,469,442

Communications - Telecommunications – 1.0%
Cellco Partnership/Verizon Wireless Capital LLC 5.55%, 2/01/14		4,375	4,664,397
Verizon Communications, Inc. 1.25%, 11/03/14		1,685	1,712,166
1.95%, 3/28/14		3,130	3,204,040

			9,580,603

Consumer Cyclical - Automotive – 0.5%
American Honda Finance Corp. 2.375%, 3/18/13(c)		4,534	4,578,978

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	137

Short Duration Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Consumer Cyclical - Entertainment – 0.1%
Walt Disney Co. (The) 4.50%, 12/15/13	U.S.$	934	$983,287

Consumer Cyclical - Retailers – 0.8%
Target Corp. 0.488%, 1/11/13(b)		7,016	7,021,571

Consumer Non-Cyclical – 1.6%
Baxter International, Inc. 1.80%, 3/15/13		1,051	1,058,554
Bottling Group LLC 5.00%, 11/15/13		2,669	2,813,214
Eli Lilly & Co. 4.20%, 3/06/14		2,845	3,006,166
GlaxoSmithKline Capital, Inc. 4.85%, 5/15/13		2,109	2,175,126
Novartis Capital Corp. 4.125%, 2/10/14		2,855	3,001,661
Sanofi 1.625%, 3/28/14		2,445	2,487,543

			14,542,264

Energy – 0.4%
Chevron Corp. 3.95%, 3/03/14		2,885	3,033,707
ConocoPhillips 4.75%, 2/01/14		723	764,029

			3,797,736

Technology – 1.3%
Cisco Systems, Inc. 1.625%, 3/14/14		4,905	5,002,271
Oracle Corp. 4.95%, 4/15/13		2,140	2,201,255
Texas Instruments, Inc. 1.375%, 5/15/14		4,990	5,072,106

			12,275,632

			63,249,513

Financial Institutions – 0.9%
Banking – 0.4%
UnionBanCal Corp. 5.25%, 12/16/13		3,867	4,048,347

Finance – 0.5%
General Electric Capital Corp. 1.875%, 9/16/13		4,791	4,858,198

			8,906,545

Total Corporates - Investment Grades (cost $71,151,131)			72,156,058

138	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Short Duration Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

COMMERCIAL MORTGAGE-BACKED SECURITIES – 5.0%
Non-Agency Fixed Rate CMBS – 3.0%
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2007-LDPX, Class A2S 5.305%, 1/15/49	U.S.$	3,856	$3,887,072
Series 2010-C2, Class A1 2.749%, 11/15/43(c)		1,934	2,026,089
Series 2011-C3, Class A1 1.875%, 2/15/46(c)		5,150	5,224,653
Series 2011-C4, Class A1 1.525%, 7/15/46(c)		2,323	2,342,034
Series 2012-CBX, Class A1 0.958%, 6/16/45		4,561	4,567,810
Merrill Lynch Mortgage Trust Series 2005-CIP1, Class A2 4.96%, 7/12/38		1,952	1,989,134
Morgan Stanley Capital I, Inc. Series 2011-C1, Class A1 2.602%, 9/15/47(c)		5,063	5,216,121
WF-RBS Commercial Mortgage Trust Series 2011-C2, Class A1 2.501%, 2/15/44(c)		2,291	2,348,123

			27,601,036

Non-Agency Floating Rate CMBS – 1.5%
Banc of America Large Loan, Inc. Series 2005-MIB1, Class C 0.55%, 3/15/22(b)(c)		2,500	2,475,352
Commercial Mortgage Pass Through Certificates Series 2005-FL11, Class D 0.58%, 11/15/17(b)(c)		669	621,971
Series 2007-FL14, Class C 0.54%, 6/15/22(b)(c)		2,839	2,547,544
Credit Suisse Mortgage Capital Certificates Series 2006-TF2A, Class SVD 0.71%, 10/15/21(b)(c)		4,900	4,591,560
Series 2007-TFLA, Class A2 0.36%, 2/15/22(b)(c)		4,126	4,007,391

			14,243,818

Agency CMBS – 0.5%
NCUA Guaranteed Notes Series 2010-C1, Class A1 1.60%, 10/29/20		4,828	4,897,285

Total Commercial Mortgage-Backed Securities (cost $47,214,734)			46,742,139

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	139

Short Duration Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

COLLATERALIZED MORTGAGE OBLIGATIONS – 2.4%
Agency Fixed Rate – 2.0%
Federal Home Loan Mortgage Corp. Series 3948, Class DA 3.00%, 12/15/24	U.S.$	8,650	$8,972,170
Federal National Mortgage Association Series 2010-9, Class EA 3.50%, 1/25/24		4,425	4,603,930
Series 2011-39, Class DA 3.50%, 7/25/24		5,149	5,301,956

			18,878,056

Non-Agency Floating Rate – 0.3%
Mortgage Equity Conversion Asset Trust Series 2007-FF2, Class A 0.66%, 2/25/42(b)(c)		2,968	2,424,470

Non-Agency Fixed Rate – 0.1%
Merrill Lynch Mortgage Investors, Inc. Series 2005-A8, Class A1C1 5.25%, 8/25/36		378	383,313

Agency Floating Rate – 0.0%
Fannie Mae Whole Loan Series 2003-W13, Class AV2 0.516%, 10/25/33(b)		114	113,433
Freddie Mac Reference REMICs Series R008, Class FK 0.64%, 7/15/23(b)		167	166,840

			280,273

Total Collateralized Mortgage Obligations (cost $22,534,597)			21,966,112

INFLATION-LINKED SECURITIES – 1.2%
United States – 1.2%
U.S. Treasury Inflation Index 1.875%, 7/15/13 (TIPS)		3,479	3,582,966
2.00%, 1/15/14 (TIPS)		6,884	7,185,469

Total Inflation-Linked Securities (cost $10,740,919)			10,768,435

GOVERNMENTS - SOVEREIGN AGENCIES – 0.7%
Netherlands – 0.7%
Achmea Hypotheekbank NV 0.792%, 11/03/14(b)(c) (cost $6,454,707)		6,456	6,435,225

140	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Short Duration Bond Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

SHORT-TERM INVESTMENTS – 0.7%
Investment Companies – 0.7%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.15%(f) (cost $6,761,140)	6,761,140	$6,761,140

Total Investments – 102.8% (cost $954,330,105)		958,989,994
Other assets less liabilities – (2.8)%		(26,201,788)

Net Assets – 100.0%		$932,788,206

FUTURES CONTRACTS (see Note C)

Type	Number of Contracts	Expiration Month	Original Value	Value at August 31, 2012	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
U.S. T-Note 2 Yr Futures	1,196	December 2012	$263,639,795	$263,811,439	$171,644
U.S. T-Note 5 Yr Futures	127	December 2012	15,766,263	15,832,336	66,073

Sold Contracts
U.S. T-Note 10 Yr Futures	197	December 2012	26,136,486	26,342,594	(206,108)

					$31,609

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note C)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Deutsche Bank AG London	CAD	20,581	USD	20,763	9/27/12	$(105,246)

CROSS CURRENCY SWAP CONTRACTS (see Note C)

Counterparty	Expiration Date	Pay Currency	Pay Rate	Receive Currency	Receive Rate	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	2/15/15	EUR	1 Month EURIBOR Plus a Specified Spread	USD	1 Month LIBOR Plus a Specified Spread	$175,156

(a)	Variable rate coupon, rate shown as of August 31, 2012.

(b)	Floating Rate Security. Stated interest rate was in effect at August 31, 2012.

(c)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2012, the aggregate market value of these securities amounted to $104,332,252 or 11.2% of net assets.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	141

Short Duration Bond Portfolio—Portfolio of Investments

(d)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security, which represents 0.00% of net assets as of August 31, 2012, is considered illiquid and restricted.

Restricted Securities	Acquisition Date	Cost	Market Value		Percentage of Net Assets
Nationstar NIM Trust Series 2007-A, Class A 9.79%, 3/25/37	4/04/07	$35,213	$	– 0 –	0.00%

(e)	Fair valued.
(f)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Currency Abbreviations:

CAD – Canadian Dollar

EUR – Euro

Glossary:

ABS	– Asset-Backed Securities
ARMs	– Adjustable Rate Mortgages
CMBS	– Commercial Mortgage-Backed Securities
EURIBOR	– Euro Interbank Offered Rate
LIBOR	– London Interbank Offered Rates
NCUA	– National Credit Union Administration
REMICs	– Real Estate Mortgage Investment Conduits
TBA	– To Be Announced
TIPS	– Treasury Inflation Protected Security

See notes to financial statements.

142	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Short Duration Bond Portfolio—Portfolio of Investments

GLOBAL CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS

August 31, 2012

		Principal Amount (000)	U.S. $ Value

GOVERNMENTS - TREASURIES – 38.1%
Austria – 1.0%
Austria Government Bond 3.50%, 9/15/21(a)	EUR	8,285	$11,847,156

Belgium – 3.1%
Belgium Government Bond 4.00%, 3/28/18		8,285	11,798,512
Series 46 3.75%, 9/28/15		16,675	22,900,258

			34,698,770

Finland – 7.1%
Finland Government Bond 3.375%, 4/15/20		33,335	48,180,339
3.875%, 9/15/17		21,968	32,118,680

			80,299,019

Germany – 1.5%
Bundesobligation Series 162 0.75%, 2/24/17		6,340	8,127,162
Bundesrepublik Deutschland 4.25%, 7/04/39		4,903	8,879,237

			17,006,399

Japan – 8.5%
Japan Government Ten Year Bond Series 288 1.70%, 9/20/17	JPY	2,306,350	31,632,618
Japan Government Thirty Year Bond Series 36 2.00%, 3/20/42		560,250	7,308,609
Japan Government Twenty Year Bond Series 112 2.10%, 6/20/29		2,053,350	28,555,924
Series 48 2.50%, 12/21/20		1,880,000	27,674,719

			95,171,870

Mexico – 0.5%
Mexican Bonos Series M 10 7.75%, 12/14/17	MXN	60,165	5,130,862

Netherlands – 4.6%
Netherlands Government Bond 2.25%, 7/15/22(a)	EUR	4,900	6,459,547
4.50%, 7/15/17(a)		30,450	45,201,670

			51,661,217

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	143

Global Core Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Singapore – 1.0%
Singapore Government Bond 3.125%, 9/01/22	SGD	11,900	$11,093,779

South Africa – 1.2%
South Africa Government Bond Series R204 8.00%, 12/21/18	ZAR	100,722	13,046,034

United Kingdom – 6.6%
United Kingdom Gilt 1.75%, 1/22/17	GBP	14,110	23,629,884
2.00%, 1/22/16		5,808	9,751,319
4.50%, 12/07/42		2,978	6,188,535
4.75%, 12/07/30		16,349	35,083,080

			74,652,818

United States – 3.0%
U.S. Treasury Bonds 4.625%, 2/15/40	U.S.$	18,561	26,135,645
U.S. Treasury Notes 2.625%, 11/15/20		7,266	8,052,203

			34,187,848

Total Governments - Treasuries (cost $416,676,834)			428,795,772

CORPORATES - INVESTMENT GRADES – 29.1%
Financial Institutions – 13.7%
Banking – 9.2%
Bank of America Corp. 5.875%, 2/07/42		2,896	3,285,584
7.625%, 6/01/19		1,700	2,076,099
Series L 5.65%, 5/01/18		4,350	4,859,716
Barclays Bank PLC 6.625%, 3/30/22(a)	EUR	1,800	2,251,554
Bear Stearns Cos. LLC (The) 5.55%, 1/22/17	U.S.$	5,410	6,122,199
BNP Paribas SA 5.00%, 1/15/21		2,966	3,194,038
Capital One Financial Corp. 4.75%, 7/15/21		2,470	2,770,888
Citigroup, Inc. 4.50%, 1/14/22		465	491,458
5.50%, 4/11/13		2,900	2,978,755
6.50%, 8/19/13		2,770	2,913,256
8.50%, 5/22/19		790	1,010,645

144	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Global Core Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Compass Bank 5.50%, 4/01/20	U.S.$	4,989	$4,849,977
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/Netherlands 3.875%, 2/08/22		3,060	3,186,868
DNB Bank ASA 4.375%, 2/24/21(a)	EUR	1,675	2,404,761
Goldman Sachs Group, Inc. (The) 6.00%, 6/15/20	U.S.$	2,700	3,020,854
7.50%, 2/15/19		2,855	3,424,233
HSBC Holdings PLC 4.00%, 3/30/22		5,990	6,421,957
ING Bank NV 3.75%, 3/07/17(a)		3,020	3,130,016
JPMorgan Chase & Co. 4.40%, 7/22/20		1,335	1,479,850
4.625%, 5/10/21		857	958,366
Lloyds TSB Bank PLC 4.20%, 3/28/17		3,575	3,791,716
Macquarie Bank Ltd. 5.00%, 2/22/17(a)		651	680,035
Macquarie Group Ltd. 4.875%, 8/10/17(a)		1,850	1,943,138
Morgan Stanley 5.45%, 1/09/17		1,615	1,698,454
5.50%, 7/24/20		2,455	2,524,037
Nationwide Building Society 6.25%, 2/25/20(a)		3,415	3,770,467
Nordea Bank AB 3.125%, 3/20/17(a)		2,990	3,107,507
PNC Funding Corp. 3.30%, 3/08/22		3,020	3,205,558
Royal Bank of Scotland PLC (The) 6.125%, 1/11/21		2,740	3,138,703
Santander US Debt SAU 2.991%, 10/07/13(a)		3,400	3,355,018
Societe Generale SA 2.50%, 1/15/14(a)		1,670	1,659,312
5.20%, 4/15/21(a)		1,355	1,395,650
SouthTrust Corp. 5.80%, 6/15/14		3,315	3,538,411
Svenska Handelsbanken AB 2.875%, 4/04/17		3,000	3,124,500
UFJ Finance Aruba AEC 6.75%, 7/15/13		1,913	2,006,775
Unicredit Luxembourg Finance SA 6.00%, 10/31/17(a)		1,386	1,218,126
Vesey Street Investment Trust I 4.404%, 9/01/16		948	988,196

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	145

Global Core Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Wachovia Corp. 5.50%, 5/01/13	U.S.$	1,225	$1,265,184

			103,241,861

Finance – 0.6%
General Electric Capital Corp. 2.30%, 4/27/17		4,200	4,335,551
SLM Corp. Series A 5.375%, 5/15/14		2,085	2,180,858

			6,516,409

Insurance – 3.0%
Allied World Assurance Co., Ltd. 7.50%, 8/01/16		1,820	2,110,272
Berkshire Hathaway, Inc. 3.40%, 1/31/22		2,800	3,002,126
Coventry Health Care, Inc. 5.95%, 3/15/17		665	777,594
6.125%, 1/15/15		260	283,050
6.30%, 8/15/14		2,060	2,232,859
Guardian Life Insurance Co. of America 7.375%, 9/30/39(a)		1,305	1,734,107
Hartford Financial Services Group, Inc. 4.00%, 3/30/15		685	720,281
5.125%, 4/15/22		600	644,854
5.50%, 3/30/20		1,727	1,884,986
Humana, Inc. 6.30%, 8/01/18		369	431,454
6.45%, 6/01/16		285	325,604
7.20%, 6/15/18		610	737,113
Lincoln National Corp. 8.75%, 7/01/19		791	1,023,547
Markel Corp. 7.125%, 9/30/19		1,105	1,296,247
Massachusetts Mutual Life Insurance Co. 8.875%, 6/01/39(a)		815	1,210,519
MetLife, Inc. 4.75%, 2/08/21		1,085	1,254,898
7.717%, 2/15/19		1,159	1,506,080
Nationwide Mutual Insurance Co. 9.375%, 8/15/39(a)		2,585	3,517,019
Swiss Re Solutions Holding Corp. 7.00%, 2/15/26		3,065	3,672,324
UnitedHealth Group, Inc. 4.375%, 3/15/42		3,020	3,215,019
XL Group PLC 5.25%, 9/15/14		1,920	2,040,539

			33,620,492

146	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Global Core Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Other Finance – 0.2%
ORIX Corp. 4.71%, 4/27/15	U.S.$	2,467	$2,606,635

REITS – 0.7%
ERP Operating LP 5.25%, 9/15/14		2,600	2,808,504
HCP, Inc. 6.00%, 1/30/17		2,195	2,504,704
Healthcare Realty Trust, Inc. 5.125%, 4/01/14		2,373	2,478,411

			7,791,619

			153,777,016

Industrial – 12.8%
Basic – 1.7%
AngloGold Ashanti Holdings PLC 5.375%, 4/15/20		2,110	2,233,025
ArcelorMittal 6.125%, 6/01/18		2,271	2,253,967
Dow Chemical Co. (The) 8.55%, 5/15/19		1,640	2,213,833
Eastman Chemical Co. 2.40%, 6/01/17		760	788,111
3.60%, 8/15/22		780	820,252
International Paper Co. 5.30%, 4/01/15		2,625	2,880,851
PPG Industries, Inc. 5.75%, 3/15/13		1,642	1,686,106
Rio Tinto Finance USA PLC 1.625%, 8/21/17		2,795	2,796,188
Teck Resources Ltd. 2.50%, 2/01/18		678	682,235
Vale Overseas Ltd. 4.375%, 1/11/22		2,353	2,411,540

			18,766,108

Capital Goods – 0.7%
ADT Corp. (The) 3.50%, 7/15/22(a)		657	682,440
Holcim US Finance Sarl & Cie SCS 6.00%, 12/30/19(a)		299	320,666
John Deere Capital Corp. 2.80%, 1/27/23		2,870	2,966,369
Republic Services, Inc. 3.80%, 5/15/18		85	93,257
5.25%, 11/15/21		1,213	1,436,985
5.50%, 9/15/19		1,768	2,093,761

			7,593,478

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	147

Global Core Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Communications - Media – 2.4%
CBS Corp. 5.75%, 4/15/20	U.S.$	1,410	$1,692,834
Comcast Cable Communications Holdings, Inc. 9.455%, 11/15/22		1,906	2,846,257
DirecTV Holdings LLC/DirecTV Financing Co., Inc. 4.60%, 2/15/21		1,870	2,043,196
4.75%, 10/01/14		1,200	1,289,929
Globo Comunicacao e Participacoes SA 5.307%, 5/11/22(a)(b)		681	742,290
News America, Inc. 4.50%, 2/15/21		890	1,021,632
6.55%, 3/15/33		1,383	1,613,556
9.25%, 2/01/13		670	691,484
Omnicom Group, Inc. 3.625%, 5/01/22		1,008	1,056,804
Reed Elsevier Capital, Inc. 8.625%, 1/15/19		2,894	3,713,306
Time Warner Cable, Inc. 7.50%, 4/01/14		1,325	1,459,470
Time Warner Entertainment Co. LP 8.375%, 3/15/23		2,680	3,749,124
Virgin Media Secured Finance PLC 5.25%, 1/15/21		1,080	1,240,180
WPP Finance 2010 4.75%, 11/21/21		417	454,896
WPP Finance UK 8.00%, 9/15/14		2,616	2,935,524

			26,550,482

Communications - Telecommunications – 1.1%
American Tower Corp. 5.05%, 9/01/20		2,750	3,006,250
AT&T Corp. 8.00%, 11/15/31		295	456,416
AT&T, Inc. 4.45%, 5/15/21		1,694	1,987,846
British Telecommunications PLC 2.00%, 6/22/15		1,215	1,242,192
Deutsche Telekom International Finance BV 4.875%, 3/06/42(a)		2,586	2,758,036
Telecom Italia Capital SA 6.375%, 11/15/33		375	316,875
7.175%, 6/18/19		1,450	1,515,250

148	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Global Core Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

United States Cellular Corp. 6.70%, 12/15/33	U.S.$	1,550	$1,618,752

			12,901,617

Consumer Cyclical - Automotive – 0.5%
Harley-Davidson Funding Corp. 5.75%, 12/15/14(a)		2,465	2,660,448
Toyota Motor Credit Corp. 3.30%, 1/12/22		3,270	3,503,203

			6,163,651

Consumer Cyclical - Entertainment – 0.5%
Time Warner, Inc. 4.70%, 1/15/21		1,460	1,674,544
7.625%, 4/15/31		2,810	3,814,595

			5,489,139

Consumer Cyclical - Other – 0.3%
Marriott International, Inc./DE 5.625%, 2/15/13		3,270	3,336,780

Consumer Cyclical - Retailers – 0.2%
CVS Caremark Corp. 6.60%, 3/15/19		1,460	1,867,673

Consumer Non-Cyclical – 1.7%
Ahold Finance USA LLC 6.875%, 5/01/29		3,105	3,972,245
Baxter International, Inc. 2.40%, 8/15/22		2,810	2,826,843
Bunge Ltd. Finance Corp. 5.10%, 7/15/15		481	514,823
5.875%, 5/15/13		2,720	2,805,849
Cadbury Schweppes US Finance LLC 5.125%, 10/01/13(a)		3,480	3,629,703
Delhaize Group SA 5.875%, 2/01/14		775	815,016
Laboratory Corp. of America Holdings 2.20%, 8/23/17		708	718,149
3.75%, 8/23/22		341	353,901
Pepsico, Inc. 4.00%, 3/05/42		2,972	3,177,383

			18,813,912

Energy – 1.9%
Anadarko Petroleum Corp. 5.95%, 9/15/16		735	849,942
6.45%, 9/15/36		877	1,082,430

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	149

Global Core Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Marathon Petroleum Corp. 3.50%, 3/01/16	U.S.$	448	$475,245
5.125%, 3/01/21		760	873,327
Nabors Industries, Inc. 9.25%, 1/15/19		2,393	3,097,908
Noble Energy, Inc. 8.25%, 3/01/19		2,858	3,694,991
Noble Holding International Ltd. 4.90%, 8/01/20		251	279,986
Occidental Petroleum Corp. 1.50%, 2/15/18		2,558	2,600,890
Phillips 66 4.30%, 4/01/22(a)		3,010	3,274,916
Reliance Holdings USA, Inc. 5.40%, 2/14/22(a)		2,345	2,447,269
Southwestern Energy Co. 4.10%, 3/15/22(a)		823	865,287
Weatherford International Ltd./Bermuda 9.625%, 3/01/19		1,540	2,013,926

			21,556,117

Other Industrial – 0.2%
Noble Group Ltd. 6.75%, 1/29/20(a)		2,741	2,809,525

Technology – 0.6%
Agilent Technologies, Inc. 5.00%, 7/15/20		505	576,665
Hewlett-Packard Co. 4.65%, 12/09/21		1,498	1,533,922
Motorola Solutions, Inc. 7.50%, 5/15/25		290	362,424
Telefonaktiebolaget LM Ericsson 4.125%, 5/15/22		2,995	3,048,314
Xerox Corp. 2.95%, 3/15/17		1,024	1,048,629
8.25%, 5/15/14		310	344,657

			6,914,611

Transportation - Airlines – 0.3%
Southwest Airlines Co. 5.25%, 10/01/14		1,695	1,829,152
5.75%, 12/15/16		1,115	1,291,120

			3,120,272

Transportation - Services – 0.7%
Asciano Finance Ltd. 3.125%, 9/23/15(a)		3,375	3,405,979

150	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Global Core Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Con-way, Inc. 6.70%, 5/01/34	U.S.$	2,144	$2,164,077
Ryder System, Inc. 5.85%, 11/01/16		930	1,066,533
7.20%, 9/01/15		908	1,055,891

			7,692,480

			143,575,845

Utility – 2.3%
Electric – 1.2%
Allegheny Energy Supply Co. LLC 5.75%, 10/15/19(a)		1,610	1,760,670
Constellation Energy Group, Inc. 5.15%, 12/01/20		504	582,056
FirstEnergy Corp. Series C 7.375%, 11/15/31		2,291	3,019,366
Nisource Finance Corp. 6.80%, 1/15/19		3,445	4,128,674
SPI Electricity & Gas Australia Holdings Pty Ltd. 6.15%, 11/15/13(a)		1,447	1,502,001
TECO Finance, Inc. 4.00%, 3/15/16		745	807,750
5.15%, 3/15/20		915	1,065,916
Union Electric Co. 6.70%, 2/01/19		315	404,382

			13,270,815

Natural Gas – 1.1%
Energy Transfer Partners LP 6.70%, 7/01/18		972	1,152,069
7.50%, 7/01/38		2,264	2,700,966
EQT Corp. 8.125%, 6/01/19		1,707	2,056,139
Kinder Morgan Energy Partners LP 3.95%, 9/01/22		495	525,348
4.15%, 3/01/22		863	927,278
Talent Yield Investments Ltd. 4.50%, 4/25/22(a)		2,400	2,565,991
Williams Partners LP 5.25%, 3/15/20		2,198	2,528,586

			12,456,377

			25,727,192

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	151

Global Core Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Non Corporate Sectors – 0.3%
Agencies - Not Government Guaranteed – 0.3%
Abu Dhabi National Energy Co. 4.125%, 3/13/17(a)	U.S.$	757	$811,800
Petrobras International Finance Co. – Pifco 5.375%, 1/27/21		2,500	2,782,075

			3,593,875

Total Corporates - Investment Grades (cost $297,447,099)			326,673,928

MORTGAGE PASS-THROUGHS – 10.5%
Agency Fixed Rate 30-Year – 8.9%
Federal Home Loan Mortgage Corp. Gold Series 2006 4.50%, 5/01/36		82	87,879
Series 2007 5.50%, 7/01/35		2,128	2,345,920
Federal National Mortgage Association 3.50%, 12/01/41		16,923	17,951,258
4.00%, 12/01/41		39,351	42,250,639
6.00%, 5/01/31-3/01/38		4,313	4,763,242
Series 2003 5.50%, 4/01/33		1,745	1,928,445
Series 2004 5.50%, 4/01/34-11/01/34		5,574	6,158,496
Series 2005 5.50%, 2/01/35		1,370	1,513,659
6.00%, 4/01/35		4,824	5,422,211
Series 2006 5.00%, 1/01/36		5	5,297
Series 2007 4.50%, 8/01/37		485	525,122
Series 2008 6.00%, 3/01/37-5/01/38		14,951	16,577,274

			99,529,442

Agency Fixed Rate 15-Year – 1.1%
Federal National Mortgage Association 4.50%, TBA		11,145	12,031,375

Agency ARMs – 0.5%
Federal Home Loan Mortgage Corp. 2.963%, 5/01/38(c)		2,438	2,631,570

152	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Global Core Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Federal National Mortgage Association Series 2003 2.78%, 12/01/33(c)	U.S.$	1,129	$1,208,222
Series 2007 2.337%, 3/01/34(c)		2,111	2,244,762

			6,084,554

Total Mortgage Pass-Throughs (cost $112,916,093)			117,645,371

ASSET-BACKED SECURITIES – 4.4%
Autos - Fixed Rate – 2.3%
AmeriCredit Automobile Receivables Trust Series 2011-3, Class A2 0.84%, 11/10/14		2,334	2,336,132
Series 2011-4, Class A2 0.92%, 3/09/15		1,544	1,546,680
Series 2011-5, Class A2 1.19%, 8/08/15		1,231	1,235,534
BMW Vehicle Lease Trust Series 2011-1, Class A2 0.64%, 4/22/13		93	93,018
Ford Auto Securitization Trust Series 2011-R3A, Class A2 1.96%, 7/15/15(a)	CAD	4,552	4,627,455
Ford Credit Auto Lease Trust Series 2011-A, Class A2 0.74%, 9/15/13	U.S.$	2,724	2,725,904
Series 2011-B, Class A2 0.82%, 1/15/14		1,969	1,972,495
Huntington Auto Trust Series 2011-1A, Class A3 1.01%, 1/15/16(a)		2,315	2,328,314
Hyundai Auto Lease Securitization Trust Series 2011-A, Class A2 0.69%, 11/15/13(a)		982	981,821
SMART Trust/Australia Series 2011-2USA, Class A2A 1.22%, 11/14/13(a)		2,317	2,319,888
Volkswagen Auto Lease Trust Series 2011-A, Class A2 1.00%, 2/20/14		2,622	2,629,992
World Omni Automobile Lease Securitization Trust Series 2011-A, Class A2 0.81%, 10/15/13		3,247	3,250,505

			26,047,738

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	153

Global Core Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Credit Cards - Floating Rate – 1.6%
American Express Credit Account Master Trust Series 2011-1, Class A 0.41%, 4/17/17(d)	U.S.$	6,685	$6,702,996
Capital One Multi-Asset Execution Trust Series 2006-A12, Class A 0.30%, 7/15/16(d)		5,500	5,494,775
Chase Issuance Trust Series 2008-A10, Class A10 0.99%, 8/17/15(d)		5,500	5,539,935

			17,737,706

Other ABS - Fixed Rate – 0.3%
CNH Equipment Trust Series 2010-C, Class A3 1.17%, 5/15/15		1,685	1,691,062
GE Equipment Midticket LLC Series 2011-1, Class A3 1.00%, 8/24/15		1,408	1,411,931
John Deere Owner Trust Series 2011-A, Class A2 0.64%, 6/16/14		848	848,471

			3,951,464

Home Equity Loans - Fixed Rate – 0.1%
Asset Backed Funding Certificates Series 2003-WF1, Class A2 1.37%, 12/25/32		417	374,373
Citifinancial Mortgage Securities, Inc. Series 2003-1, Class AFPT 3.36%, 1/25/33		422	385,860

			760,233

Home Equity Loans - Floating Rate – 0.1%
Citigroup Mortgage Loan Trust, Inc. Series 2007-AMC4, Class M1 0.506%, 5/25/37(d)(e)		3,715	132,893
HSBC Home Equity Loan Trust Series 2005-3, Class A1 0.497%, 1/20/35(d)		599	562,791
Option One Mortgage Loan Trust Series 2006-3, Class M1 0.466%, 2/25/37(d)(e)		1,222	3,621

			699,305

Total Asset-Backed Securities (cost $53,995,929)			49,196,446

154	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Global Core Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

COMMERCIAL MORTGAGE-BACKED SECURITIES – 4.1%
Non-Agency Fixed Rate CMBS – 3.5%
Commercial Mortgage Pass Through Certificates Series 2006-C8, Class A4 5.306%, 12/10/46	U.S.$	3,065	$3,511,071
Credit Suisse Mortgage Capital Certificates Series 2006-C4, Class A3 5.467%, 9/15/39		6,475	7,316,212
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2007-LD11, Class A4 6.003%, 6/15/49		9,364	10,653,505
LB-UBS Commercial Mortgage Trust Series 2004-C4, Class A4 5.447%, 6/15/29		6,015	6,429,704
Merrill Lynch/Countrywide Commercial Mortgage Trust Series 2006-2, Class A4 6.093%, 6/12/46		3,075	3,554,242
Series 2006-3, Class A4 5.414%, 7/12/46		6,885	7,831,013

			39,295,747

Agency CMBS – 0.4%
FHLMC Multifamily Structured Pass Through Certificates Series K008, Class A2 3.531%, 6/25/20		4,653	5,181,621

Non-Agency Floating Rate CMBS – 0.2%
GS Mortgage Securities Corp. II Series 2007-EOP, Class E 2.476%, 3/06/20(a)(d)		1,855	1,838,728

Total Commercial Mortgage-Backed Securities (cost $41,759,972)			46,316,096

GOVERNMENTS - SOVEREIGN AGENCIES – 3.8%
Canada – 2.7%
Canada Housing Trust No 1 3.35%, 12/15/20(a)	CAD	27,715	30,751,490

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	155

Global Core Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Germany – 1.1%
KFW 4.375%, 7/04/18	EUR	7,865	$11,777,265

Total Governments - Sovereign Agencies (cost $41,716,922)			42,528,755

AGENCIES – 3.6%
Agency Debentures – 3.6%
Federal Home Loan Mortgage Corp. 1.75%, 5/30/19	U.S.$	12,000	12,445,056
Residual Funding Corp. Principal Strip Zero Coupon, 7/15/20		32,305	28,582,786

Total Agencies (cost $35,867,842)			41,027,842

COVERED BONDS – 2.2%
Banco Santander SA 4.625%, 6/21/16	EUR	1,300	1,636,736
Bank of Nova Scotia 1.75%, 3/22/17(a)	U.S.$	2,900	3,001,790
BPCE SFH SA 2.75%, 2/16/17	EUR	1,800	2,417,179
3.625%, 5/12/16(a)		400	551,138
Caisse de Refinancement de l’Habitat SA 2.60%, 4/26/16		1,403	1,878,156
Cie de Financement Foncier SA 3.375%, 1/18/16		3,457	4,690,984
Credit Agricole Home Loan SFH 3.50%, 6/14/18(a)		3,000	4,183,583
Dexia Municipal Agency SA 3.50%, 9/16/16		883	1,167,280
Nationwide Building Society 3.125%, 10/13/16		2,610	3,563,083
Societe Generale SFH 3.25%, 6/06/16(a)		900	1,225,072

Total Covered Bonds (cost $23,917,130)			24,315,001

QUASI-SOVEREIGNS – 1.4%
Quasi-Sovereign Bonds – 1.4%
Kazakhstan – 0.2%
KazMunayGas National Co. 7.00%, 5/05/20(a)	U.S.$	1,990	2,424,795

Malaysia – 0.3%
Petronas Capital Ltd. 5.25%, 8/12/19(a)		3,390	3,988,976

156	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Global Core Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Russia – 0.3%
Russian Agricultural Bank OJSC Via RSHB Capital SA 7.75%, 5/29/18(a)	U.S.$	2,782	$3,275,805

South Korea – 0.3%
Korea National Oil Corp. 3.125%, 4/03/17(a)		2,995	3,114,120

United Arab Emirates – 0.3%
IPIC GMTN Ltd. 3.75%, 3/01/17(a)		3,300	3,460,875

Total Quasi-Sovereigns (cost $14,321,557)			16,264,571

GOVERNMENTS - SOVEREIGN BONDS – 0.7%
Lithuania – 0.2%
Republic of Lithuania 6.625%, 2/01/22(a)		1,768	2,099,500

Qatar – 0.3%
State of Qatar 4.50%, 1/20/22(a)		2,944	3,300,960

Russia – 0.2%
Russian Foreign Bond – Eurobond 7.50%, 3/31/30(a)		1,965	2,451,344

Total Governments - Sovereign Bonds (cost $6,807,251)			7,851,804

LOCAL GOVERNMENTS - MUNICIPAL BONDS – 0.4%
United States – 0.4%
California GO 7.625%, 3/01/40 (cost $3,378,149)		3,310	4,452,115

SUPRANATIONALS – 0.3%
International Bank for Reconstruction & Development 9.25%, 7/15/17 (cost $2,846,909)		2,340	3,243,879

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	157

Global Core Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

COLLATERALIZED MORTGAGE OBLIGATIONS – 0.2%
Non-Agency Fixed Rate – 0.1%
Citigroup Mortgage Loan Trust, Inc. Series 2005-2, Class 1A4 2.746%, 5/25/35	U.S.$	1,548	$1,429,322

Non-Agency Floating Rate – 0.1%
Countrywide Alternative Loan Trust Series 2005-62, Class 2A1 1.148%, 12/25/35(d)		864	530,220
Countrywide Home Loan Mortgage Pass Through Trust Series 2004-25, Class M1 0.766%, 2/25/35(d)(e)		2,764	60,223

			590,443

Agency Fixed Rate – 0.0%
Fannie Mae Grantor Trust Series 2004-T5, Class AB4 0.865%, 5/28/35		392	338,032

Total Collateralized Mortgage Obligations (cost $5,553,922)			2,357,797

		Shares
SHORT-TERM INVESTMENTS – 2.1%
Investment Companies – 2.1%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.15%(f) (cost $23,524,259)		23,524,259	23,524,259

Total Investments – 100.9% (cost $1,080,729,868)			1,134,193,636
Other assets less liabilities – (0.9)%			(9,986,795)

Net Assets – 100.0%			$1,124,206,841

FUTURES CONTRACTS (see Note C)

Type	Number of Contracts	Expiration Month	Original Value	Value at August 31, 2012	Unrealized Appreciation/ (Depreciation)
Sold Contracts
U.S. T-Bond 30 Yr Futures	205	December 2012	$30,700,946	$31,038,281	$(337,335)
U.S. T-Note 2 Yr Futures	98	December 2012	21,599,619	21,616,656	(17,037)

					$(354,372)

158	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Global Core Bond Portfolio—Portfolio of Investments

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note C)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC Wholesale	MXN	68,729	USD	5,194	9/06/12	$(10,777)
Barclays Bank PLC Wholesale	EUR	2,950	USD	3,685	9/20/12	(26,288)
Barclays Bank PLC Wholesale	USD	1,567	EUR	1,256	9/20/12	13,253
Barclays Bank PLC Wholesale	JPY	6,042,203	USD	77,339	9/27/12	153,547
BNP Paribas SA	EUR	109,146	USD	134,271	9/20/12	(3,033,812)
Deutsche Bank AG London	USD	17,881	CAD	17,849	9/27/12	216,530
Goldman Sachs Capital Markets LP	ZAR	105,403	USD	12,496	10/04/12	1,703
HSBC Bank USA	EUR	74,800	USD	91,909	10/17/12	(2,217,413)
JPMorgan Chase Bank NA	EUR	1,073	USD	1,346	9/20/12	(4,433)
JPMorgan Chase Bank NA	JPY	1,334,853	USD	16,973	9/27/12	(79,025)
JPMorgan Chase Bank NA	SGD	10,700	USD	8,562	10/05/12	(21,843)
Morgan Stanley and Co., Inc.	EUR	864	USD	1,065	9/20/12	(21,723)
Royal Bank of Canada	GBP	46,656	USD	72,759	9/20/12	(1,320,420)
Royal Bank of Canada	CAD	52,511	USD	52,769	9/27/12	(476,328)
Standard Chartered Bank	SGD	3,357	USD	2,690	10/05/12	(2,784)
State Street Bank & Trust Co.	EUR	48	USD	60	9/20/12	(1,030)

						$(6,830,843)

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2012, the aggregate market value of these securities amounted to $201,048,277 or 17.9% of net assets.

(b)	Coupon rate adjusts periodically based upon a predetermined schedule. Stated interest rate in effect at August 31, 2012.

(c)	Variable rate coupon, rate shown as of August 31, 2012.

(d)	Floating Rate Security. Stated interest rate was in effect at August 31, 2012.

(e)	Illiquid security.

(f)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Currency Abbreviations:

CAD	– Canadian Dollar
EUR	– Euro
GBP	– Great British Pound
JPY	– Japanese Yen
MXN	– Mexican Peso
SGD	– Singapore Dollar
ZAR	– South African Rand

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	159

Global Core Bond Portfolio—Portfolio of Investments

Glossary:

ABS	– Asset-Backed Securities
ARMs	– Adjustable Rate Mortgages
CMBS	– Commercial Mortgage-Backed Securities
FHLMC	– Federal Home Loan Mortgage Corporation
GO	– General Obligation
OJSC	– Open Joint Stock Company
REIT	– Real Estate Investment Trust
TBA	– To Be Announced

See notes to financial statements.

160	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Global Core Bond Portfolio—Portfolio of Investments

BOND INFLATION PROTECTION PORTFOLIO

PORTFOLIO OF INVESTMENTS

August 31, 2012

		Principal Amount (000)	U.S. $ Value

INFLATION-LINKED SECURITIES – 100.1%
United States – 100.1%
U.S. Treasury Inflation Index 0.125%, 1/15/22 (TIPS)(a)	U.S.$	23,199	$25,074,791
0.125%, 7/15/22 (TIPS)		22,528	24,408,228
0.625%, 7/15/21 (TIPS)(a)		78,015	88,291,341
1.125%, 1/15/21 (TIPS)(a)		13,806	16,141,035
1.25%, 7/15/20 (TIPS)(a)(b)		63,527	75,026,105
1.375%, 7/15/18 (TIPS)(a)		15,362	17,876,347
1.375%, 1/15/20 (TIPS)		41,951	49,623,244
1.625%, 1/15/15 (TIPS)(a)		75,573	81,016,418
1.625%, 1/15/18 (TIPS)		48,884	56,830,956
1.875%, 7/15/13-7/15/19 (TIPS)		69,179	79,427,215
1.875%, 7/15/15 (TIPS)(a)		63,257	69,547,643
2.00%, 7/15/14 (TIPS)(a)		101,531	108,265,253
2.125%, 1/15/19 (TIPS)(a)		26,599	32,363,605
2.375%, 1/15/17 (TIPS)(a)(b)		25,735	30,090,075
2.375%, 1/15/25 (TIPS)		1,217	1,633,693
2.50%, 7/15/16 (TIPS)(a)		16,034	18,575,691
2.625%, 7/15/17 (TIPS)(a)		16,266	19,591,387

Total Inflation-Linked Securities (cost $733,545,788)			793,783,027

CORPORATES - INVESTMENT GRADES – 20.4%
Industrial – 11.0%
Basic – 0.9%
Alcoa, Inc. 5.40%, 4/15/21		1,205	1,244,102
AngloGold Ashanti Holdings PLC 5.375%, 4/15/20		980	1,037,140
ArcelorMittal 6.125%, 6/01/18		769	763,233
Dow Chemical Co. (The) 5.25%, 11/15/41		945	1,077,312
8.55%, 5/15/19		637	859,885
Eastman Chemical Co. 2.40%, 6/01/17		537	556,863
3.60%, 8/15/22		573	602,570
Teck Resources Ltd. 2.50%, 2/01/18		274	275,711
4.75%, 1/15/22		710	763,134

			7,179,950

Capital Goods – 0.6%
ADT Corp. (The) 3.50%, 7/15/22(c)		462	479,889

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	161

Bond Inflation Protection Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

CRH Finance BV 7.375%, 5/28/14	EUR	1,100	$1,526,202
Embraer SA 5.15%, 6/15/22	U.S.$	550	576,125
Republic Services, Inc. 5.25%, 11/15/21		1,675	1,984,296

			4,566,512

Communications - Media – 1.9%
CBS Corp. 5.75%, 4/15/20		1,625	1,950,961
Comcast Corp. 5.15%, 3/01/20		1,745	2,077,024
DirecTV Holdings LLC/DirecTV Financing Co., Inc. 3.80%, 3/15/22		1,330	1,373,842
4.60%, 2/15/21		660	721,128
Globo Comunicacao e Participacoes SA 5.307%, 5/11/22(c)(d)		606	660,540
Interpublic Group of Cos., Inc. (The) 4.00%, 3/15/22		199	207,130
News America, Inc. 6.15%, 3/01/37-2/15/41		1,584	1,935,868
Omnicom Group, Inc. 3.625%, 5/01/22		703	737,037
Reed Elsevier Capital, Inc. 8.625%, 1/15/19		1,340	1,719,361
Time Warner Cable, Inc. 7.50%, 4/01/14		1,435	1,580,634
Virgin Media Secured Finance PLC 5.25%, 1/15/21		428	491,479
WPP Finance 2010 4.75%, 11/21/21		1,737	1,894,855

			15,349,859

Communications - Telecommunications – 1.9%
American Tower Corp. 5.05%, 9/01/20		1,355	1,481,261
AT&T, Inc. 5.35%, 9/01/40		1,397	1,676,379
British Telecommunications PLC 2.00%, 6/22/15		739	755,539
5.95%, 1/15/18		253	301,886
Deutsche Telekom International Finance BV 4.875%, 3/06/42(c)		1,777	1,895,217
Koninklijke KPN NV 5.00%, 11/13/12	EUR	1,185	1,502,906

162	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Bond Inflation Protection Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Telecom Italia Capital SA 6.375%, 11/15/33	U.S.$	1,165	$984,425
Telefonica Emisiones SAU 5.462%, 2/16/21		835	768,200
United States Cellular Corp. 6.70%, 12/15/33		835	872,037
Verizon Communications, Inc. 7.35%, 4/01/39		1,510	2,248,792
Vodafone Group PLC 6.15%, 2/27/37		1,660	2,224,187

			14,710,829

Consumer Cyclical - Automotive – 0.4%
Ford Motor Credit Co. LLC 3.00%, 6/12/17		670	672,469
5.00%, 5/15/18		950	1,022,469
Harley-Davidson Funding Corp. 5.75%, 12/15/14(c)		1,640	1,770,034

			3,464,972

Consumer Cyclical - Other – 0.4%
Carnival PLC 4.25%, 11/27/13	EUR	1,225	1,599,756
Marriott International, Inc./DE 5.625%, 2/15/13	U.S.$	1,700	1,734,718

			3,334,474

Consumer Cyclical - Retailers – 0.3%
Macy’s Retail Holdings, Inc. 3.875%, 1/15/22		2,025	2,181,711

Consumer Non-Cyclical – 0.8%
Bunge Ltd. Finance Corp. 5.10%, 7/15/15		1,610	1,723,214
Delhaize Group SA 5.875%, 2/01/14		1,515	1,593,225
Kroger Co. (The) 3.40%, 4/15/22		1,375	1,418,230
Laboratory Corp. of America Holdings 2.20%, 8/23/17		479	485,866
3.75%, 8/23/22		240	249,080
Tyson Foods, Inc. 4.50%, 6/15/22		577	582,770

			6,052,385

Energy – 1.9%
Encana Corp. 3.90%, 11/15/21		2,060	2,122,243

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	163

Bond Inflation Protection Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Marathon Petroleum Corp. 3.50%, 3/01/16	U.S.$	230	$243,987
5.125%, 3/01/21		1,245	1,430,647
Nabors Industries, Inc. 9.25%, 1/15/19		1,064	1,377,424
Noble Energy, Inc. 8.25%, 3/01/19		1,370	1,771,217
Phillips 66 4.30%, 4/01/22(c)		2,075	2,257,625
Reliance Holdings USA, Inc. 5.40%, 2/14/22(c)		2,065	2,155,058
Southwestern Energy Co. 4.10%, 3/15/22(c)		568	597,185
Valero Energy Corp. 6.125%, 2/01/20		998	1,195,420
Weatherford International Ltd./Bermuda 5.125%, 9/15/20		1,860	2,020,763

			15,171,569

Technology – 1.0%
Agilent Technologies, Inc. 5.00%, 7/15/20		249	284,336
Hewlett-Packard Co. 4.65%, 12/09/21		778	796,656
Intel Corp. 4.80%, 10/01/41		1,130	1,346,345
Motorola Solutions, Inc. 7.50%, 5/15/25		1,540	1,924,594
Telefonaktiebolaget LM Ericsson 4.125%, 5/15/22		2,095	2,132,293
Xerox Corp. 8.25%, 5/15/14		1,425	1,584,312

			8,068,536

Transportation - Airlines – 0.2%
Southwest Airlines Co. 5.75%, 12/15/16		1,615	1,870,097

Transportation - Railroads – 0.3%
CSX Corp. 4.75%, 5/30/42		1,970	2,180,749

Transportation - Services – 0.4%
Asciano Finance Ltd. 5.00%, 4/07/18(c)		950	1,006,567
Ryder System, Inc. 3.15%, 3/02/15		1,105	1,144,075
5.85%, 11/01/16		630	722,490

			2,873,132

			87,004,775

164	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Bond Inflation Protection Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Financial Institutions – 6.0%
Banking – 3.1%
Bank of America Corp. 5.625%, 7/01/20	U.S.$	705	$781,631
Bank of Scotland PLC 5.625%, 5/23/13	EUR	1,190	1,544,487
Barclays Bank PLC 6.625%, 3/30/22(c)		1,245	1,557,325
Capital One Financial Corp. 7.375%, 5/23/14	U.S.$	1,445	1,595,410
Citigroup, Inc. 4.50%, 1/14/22		1,940	2,050,384
5.50%, 4/11/13		865	888,491
DNB Bank ASA 3.20%, 4/03/17(c)		2,070	2,147,190
Fifth Third Bancorp 3.50%, 3/15/22		797	828,097
Goldman Sachs Group, Inc. (The) 5.75%, 1/24/22		545	601,387
6.00%, 6/15/20		685	766,402
HSBC Holdings PLC 4.00%, 3/30/22		810	868,411
5.10%, 4/05/21		1,130	1,299,836
JPMorgan Chase & Co. 4.40%, 7/22/20		715	792,579
4.50%, 1/24/22		1,120	1,243,702
Macquarie Group Ltd. 7.625%, 8/13/19(c)		720	792,929
Morgan Stanley 5.50%, 7/24/20-7/28/21		2,413	2,476,037
National Capital Trust II 5.486%, 3/23/15(c)		1,090	1,079,100
Royal Bank of Scotland PLC (The) 3.25%, 1/11/14		980	995,819
UBS AG 7.625%, 8/17/22		929	933,526
UBS AG/Stamford CT 5.875%, 7/15/16		655	711,002
Vesey Street Investment Trust I 4.404%, 9/01/16		671	699,451

			24,653,196

Finance – 0.3%
SLM Corp. 5.375%, 1/15/13		925	938,917
7.25%, 1/25/22		1,075	1,161,000

			2,099,917

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	165

Bond Inflation Protection Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Insurance – 2.1%
Allstate Corp. (The) 6.125%, 5/15/37	U.S.$	1,145	$1,175,056
American International Group, Inc. 6.40%, 12/15/20		1,660	1,972,696
Hartford Financial Services Group, Inc. 5.125%, 4/15/22		1,330	1,429,425
6.10%, 10/01/41		760	802,102
Humana, Inc. 7.20%, 6/15/18		1,520	1,836,741
Lincoln National Corp. 8.75%, 7/01/19		550	711,695
Markel Corp. 7.125%, 9/30/19		1,067	1,251,670
Marsh & McLennan Cos., Inc. 5.375%, 7/15/14		1,585	1,691,737
Nationwide Mutual Insurance Co. 9.375%, 8/15/39(c)		1,410	1,918,374
Swiss Re Capital I LP 6.854%, 5/25/16(c)		1,815	1,796,850
XL Group PLC 5.25%, 9/15/14		1,590	1,689,822

			16,276,168

REITS – 0.5%
HCP, Inc. 5.375%, 2/01/21		1,877	2,148,572
Health Care REIT, Inc. 5.25%, 1/15/22		1,945	2,176,321

			4,324,893

			47,354,174

Utility – 3.0%
Electric – 1.0%
Allegheny Energy Supply Co. LLC 5.75%, 10/15/19(c)		1,355	1,481,806
Constellation Energy Group, Inc. 5.15%, 12/01/20		263	303,732
MidAmerican Energy Holdings Co. 6.125%, 4/01/36		1,680	2,182,726
Nisource Finance Corp. 6.15%, 3/01/13		695	713,634
Ohio Power Co. 5.50%, 2/15/13		350	357,353
Pacific Gas & Electric Co. 4.50%, 12/15/41		800	895,784
TECO Finance, Inc. 4.00%, 3/15/16		1,680	1,821,503

			7,756,538

166	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Bond Inflation Protection Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Natural Gas – 2.0%
DCP Midstream LLC 9.75%, 3/15/19(c)	U.S.$	1,290	$1,659,794
Energy Transfer Partners LP 6.125%, 2/15/17		1,645	1,891,497
Enterprise Products Operating LLC 5.20%, 9/01/20		720	844,464
EQT Corp. 8.125%, 6/01/19		1,385	1,668,280
Kinder Morgan Energy Partners LP 3.95%, 9/01/22		1,439	1,527,224
4.15%, 3/01/22		625	671,551
ONEOK, Inc. 4.25%, 2/01/22		2,025	2,168,880
Spectra Energy Capital LLC 8.00%, 10/01/19		1,395	1,810,266
Talent Yield Investments Ltd. 4.50%, 4/25/22(c)		2,090	2,234,551
Williams Partners LP 3.80%, 2/15/15		1,660	1,761,761

			16,238,268

			23,994,806

Non Corporate Sectors – 0.4%
Agencies - Not Government Guaranteed – 0.4%
Abu Dhabi National Energy Co. 4.125%, 3/13/17(c)		344	368,902
Gazprom OAO Via Gaz Capital SA 6.212%, 11/22/16(c)		1,292	1,436,058
Petrobras International Finance Co. – Pifco 5.375%, 1/27/21		1,570	1,747,143

			3,552,103

Total Corporates - Investment Grades (cost $153,531,638)			161,905,858

ASSET-BACKED SECURITIES – 8.3%
Autos - Fixed Rate – 4.2%
AmeriCredit Automobile Receivables Trust Series 2011-3, Class A2 0.84%, 11/10/14		1,231	1,232,195
Series 2011-4, Class A2 0.92%, 3/09/15		823	824,896
Series 2012-3, Class A3 0.96%, 1/09/17		2,415	2,434,054
Avis Budget Rental Car Funding AESOP LLC Series 2012-3A, Class A 2.10%, 3/20/19(c)		1,475	1,501,934

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	167

Bond Inflation Protection Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Bank of America Auto Trust Series 2012-1, Class A4 1.03%, 12/15/16	U.S.$	1,335	$1,348,684
CarMax Auto Owner Trust Series 2011-3, Class A3 1.07%, 6/15/16		825	831,082
Exeter Automobile Receivables Trust Series 2012-1A, Class A 2.02%, 8/15/16(c)		1,258	1,259,948
Ford Credit Auto Lease Trust Series 2011-A, Class A2 0.74%, 9/15/13		1,443	1,443,992
Ford Credit Auto Owner Trust Series 2009-D, Class A4 2.98%, 8/15/14		3,120	3,154,423
Huntington Auto Trust Series 2011-1A, Class A3 1.01%, 1/15/16(c)		1,240	1,247,131
Hyundai Auto Lease Securitization Trust Series 2011-A, Class A2 0.69%, 11/15/13(c)		532	531,801
Hyundai Auto Receivables Trust Series 2012-B, Class C 1.95%, 10/15/18		585	587,768
Mercedes-Benz Auto Lease Trust Series 2011-B, Class A2 0.90%, 1/15/14(c)		1,802	1,804,861
Series 2012-A, Class A2 0.66%, 4/15/14		2,573	2,576,039
Navistar Financial Corp. Owner Trust Series 2012-A, Class A2 0.85%, 3/18/15(c)		2,448	2,450,375
Nissan Auto Lease Trust Series 2012-A, Class A2A 0.68%, 7/15/14		1,870	1,877,205
Porsche Innovative Lease Owner Trust Series 2011-1, Class A3 1.09%, 9/22/14(c)		2,190	2,195,823
Santander Drive Auto Receivables Trust Series 2012-3, Class A2 0.83%, 4/15/15		2,990	2,998,357
Series 2012-4, Class A2 0.79%, 8/17/15		1,502	1,506,440
SMART Trust/Australia Series 2011-2USA, Class A2A 1.22%, 11/14/13(c)		1,195	1,196,729

			33,003,737

168	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Bond Inflation Protection Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Credit Cards - Floating Rate – 1.6%
American Express Credit Account Master Trust Series 2007-8, Class A 0.54%, 5/15/15(e)	U.S.$	3,676	$3,677,286
Series 2011-1, Class A 0.41%, 4/17/17(e)		3,350	3,359,018
Discover Card Master Trust Series 2012, Class A4 0.37%, 5/15/19(e)		1,825	1,830,906
Penarth Master Issuer PLC (1) Series 2010-2A, Class A2 0.987%, 12/18/14(c)(e)		1,700	1,702,582
Penarth Master Issuer PLC (2) Series 2012-1A, Class A1 0.807%, 3/18/14(c)(e)		2,401	2,402,479

			12,972,271

Autos - Floating Rate – 0.7%
Ford Credit Floorplan Master Owner Trust Series 2012-1, Class A 0.71%, 1/15/16(e)		3,956	3,968,661
Hyundai Floorplan Master Owner Trust Series 2009-1A, Class A 1.49%, 11/17/14(c)(e)		2,075	2,079,649

			6,048,310

Other ABS - Fixed Rate – 0.7%
CIT Canada Equipment Receivables Trust Series 2012-1A, Class A1 1.705%, 7/22/13(c)	CAD	900	913,053
CIT Equipment Collateral Series 2012-VT1, Class A3 1.10%, 8/22/16(c)	U.S.$	1,192	1,195,257
CNH Equipment Trust Series 2010-C, Class A3 1.17%, 5/15/15		851	853,900
Series 2012-A, Class A3 0.94%, 5/15/17		1,605	1,617,820
GE Equipment Midticket LLC Series 2011-1, Class A3 1.00%, 8/24/15		707	709,202

			5,289,232

Credit Cards - Fixed Rate – 0.7%
GE Capital Credit Card Master Note Trust Series 2012-6, Class A 1.36%, 8/17/20		3,930	3,942,281

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	169

Bond Inflation Protection Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

World Financial Network Credit Card Master Trust Series 2012-B, Class A 1.76%, 5/17/21	U.S.$	1,310	$1,317,017

			5,259,298

Other ABS - Floating Rate – 0.4%
GE Dealer Floorplan Master Note Trust Series 2012-3, Class A 0.727%, 6/20/17(e)		3,340	3,356,987

Total Asset-Backed Securities (cost $65,716,275)			65,929,835

COMMERCIAL MORTGAGE - BACKED SECURITIES – 4.7%
Non-Agency Fixed Rate CMBS – 3.8%
Commercial Mortgage Pass Through Certificates Series 2006-C8, Class A4 5.306%, 12/10/46		3,350	3,837,549
Greenwich Capital Commercial Funding Corp. Series 2007-GG9, Class A4 5.444%, 3/10/39		3,780	4,278,631
GS Mortgage Securities Corp. II Series 2012-GCJ7, Class A4 3.377%, 5/10/45		4,045	4,286,770
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2006-CB15, Class A4 5.814%, 6/12/43		2,255	2,560,900
Series 2007-LD11, Class A4 6.003%, 6/15/49		3,805	4,328,766
Series 2010-C2, Class A1 2.749%, 11/15/43(c)		1,665	1,743,891
LB-UBS Commercial Mortgage Trust Series 2006-C4, Class A4 6.064%, 6/15/38		3,220	3,709,466
Merrill Lynch Mortgage Trust Series 2005-CIP1, Class A2 4.96%, 7/12/38		1,360	1,385,724
Merrill Lynch/Countrywide Commercial Mortgage Trust Series 2006-3, Class A4 5.414%, 7/12/46		3,265	3,713,617

			29,845,314

170	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Bond Inflation Protection Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Non-Agency Floating Rate CMBS – 0.5%
CW Capital Cobalt Ltd. Series 2007-C3, Class A4 6.005%, 5/15/46(e)	U.S.$	3,835	$4,391,029

Agency CMBS – 0.4%
FHLMC Multifamily Structured Pass Through Certificates Series K008, Class A1 2.746%, 12/25/19		3,075	3,288,113

Total Commercial Mortgage-Backed Securities (cost $35,068,205)			37,524,456

MORTGAGE PASS-THROUGHS – 3.7%
Agency Fixed Rate 30-Year – 3.2%
Federal National Mortgage Association 3.50%, 12/01/41		8,798	9,332,810
6.00%, 10/01/40		14,345	15,841,714

			25,174,524

Agency ARMs – 0.5%
Federal Home Loan Mortgage Corp. 2.963%, 5/01/38(f)		1,258	1,358,230
4.825%, 11/01/35(e)		2,472	2,603,945

			3,962,175

Total Mortgage Pass-Throughs (cost $28,683,347)			29,136,699

QUASI-SOVEREIGNS – 1.1%
Quasi-Sovereign Bonds – 1.1%
Indonesia – 0.2%
Perusahaan Listrik Negara PT 5.50%, 11/22/21(c)		1,083	1,180,470

Kazakhstan – 0.2%
KazMunayGas National Co. 7.00%, 5/05/20(c)		1,328	1,618,155

Malaysia – 0.2%
Petronas Capital Ltd. 5.25%, 8/12/19(c)		1,500	1,765,033

South Korea – 0.3%
Korea National Oil Corp. 3.125%, 4/03/17(c)		2,070	2,152,330

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	171

Bond Inflation Protection Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

United Arab Emirates – 0.2%
IPIC GMTN Ltd. 3.75%, 3/01/17(c)	U.S.$	1,695	$1,777,631

Total Quasi-Sovereigns (cost $7,965,257)			8,493,619

AGENCIES – 1.1%
Agency Debentures – 1.1%
Federal Home Loan Mortgage Corp. 2.375%, 1/13/22 (cost $7,888,452)		7,932	8,335,707

CORPORATES - NON-INVESTMENT GRADES – 1.0%
Industrial – 0.9%
Basic – 0.2%
LyondellBasell Industries NV 5.75%, 4/15/24		1,087	1,231,028

Capital Goods – 0.3%
B/E Aerospace, Inc. 5.25%, 4/01/22		1,245	1,297,912
Ball Corp. 5.00%, 3/15/22		1,250	1,312,500

			2,610,412

Consumer Cyclical - Other – 0.3%
Host Hotels & Resorts LP 5.25%, 3/15/22(c)		830	887,063
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp. 5.375%, 3/15/22(a)(c)		1,245	1,263,675

			2,150,738

Consumer Cyclical - Retailers – 0.0%
Dollar General Corp. 4.125%, 7/15/17		336	349,440

Energy – 0.1%
Cimarex Energy Co. 5.875%, 5/01/22		596	637,720

			6,979,338

172	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Bond Inflation Protection Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Utility – 0.1%
Electric – 0.1%
CMS Energy Corp. 5.05%, 3/15/22	U.S.$	669	$725,058

Total Corporates - Non-Investment Grades (cost $7,276,069)			7,704,396

GOVERNMENTS - SOVEREIGN BONDS – 0.4%
Indonesia – 0.2%
Republic of Indonesia 5.25%, 1/17/42(c)		1,025	1,140,313

Qatar – 0.2%
State of Qatar 4.50%, 1/20/22(c)		1,445	1,620,206

Total Governments - Sovereign Bonds (cost $2,436,913)			2,760,519

BANK LOANS – 0.1%
Industrial – 0.1%
Technology – 0.1%
Lawson Software, Inc. (fka SoftBrands, Inc.) 6.25%, 4/05/18(e) (cost $1,086,996)		1,097	1,108,530

		Shares
SHORT-TERM INVESTMENTS – 0.4%
Investment Companies – 0.4%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.15%(g) (cost $3,510,917)		3,510,917	3,510,917

Total Investments – 141.3% (cost $1,046,709,857)			1,120,193,563
Other assets less liabilities – (41.3)%			(327,472,112)

Net Assets – 100.0%			$792,721,451

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	173

Bond Inflation Protection Portfolio—Portfolio of Investments

FUTURES CONTRACTS (see Note C)

Type	Number of Contracts	Expiration Month	Original Value	Value at August 31, 2012	Unrealized Appreciation/ (Depreciation)
Sold Contracts
U.S. T-Bond 30 Yr Futures	129	December 2012	$19,319,132	$19,531,406	$(212,274)
U.S. T-Note 5 Yr Futures	474	December 2012	58,839,415	59,090,766	(251,351)
U.S. T-Note 10 Yr Futures	74	December 2012	9,817,766	9,895,188	(77,422)

					$(541,047)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note C)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC Wholesale	EUR	1,294	USD	1,616	9/20/12	$(10,428)
Citibank NA	EUR	5,211	USD	6,414	9/20/12	(141,275)
Citibank NA	USD	150	CAD	149	9/27/12	1,005
Royal Bank of Canada	CAD	1,047	USD	1,052	9/27/12	(9,498)
Royal Bank of Scotland PLC	EUR	6,141	USD	7,604	9/20/12	(122,496)

						$(282,692)

INTEREST RATE SWAP CONTRACTS (see Note C)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	$33,270	6/7/13	0.627%	3 Month LIBOR	$(76,699)
Barclays Bank PLC	50,940	11/17/13	1.059%	3 Month LIBOR	(574,836)
Barclays Bank PLC	7,590	1/17/22	2.05%	3 Month LIBOR	(334,143)
JPMorgan Chase Bank, NA	8,040	5/17/21	3.268%	3 Month LIBOR	(1,281,724)
Morgan Stanley Capital Services Inc.	46,600	3/12/14	0.563%	3 Month LIBOR	(205,458)
Morgan Stanley Capital Services Inc.	3,990	3/6/42	2.804%	3 Month LIBOR	(343,260)
Morgan Stanley Capital Services Inc.	5,480	2/21/42	2.813%	3 Month LIBOR	(416,844)

					$(3,232,964)

CREDIT DEFAULT SWAP CONTRACTS (see Note C)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at August 31, 2012	Notional Amount (000)	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Sale Contracts
Barclays Bank PLC.:
Bank of America Corp., 5.65% 5/01/18, 9/20/17*	1.00%	2.21%	$1,320	$(72,084)	$(92,561)	$20,477

174	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Bond Inflation Protection Portfolio—Portfolio of Investments

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at August 31, 2012	Notional Amount (000)	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
CSFB:
Anadarko Petroleum Corp., 5.95% 9/15/16, 9/20/17*	1.00	1.87	2,140	$(84,274)	$(76,096)	$(8,178)

				$(156,358)	$(168,657)	$12,299

*	Termination date

REVERSE REPURCHASE AGREEMENTS (see Note C)

Broker	Interest Rate	Maturity	U.S. $ Value at August 31, 2012
Bank of America+	0.22%	—	$51,736,038
Bank of America	0.25%	10/11/12	29,644,532
Bank of America	0.26%	9/17/12	29,645,921
Bank of America	0.27%	9/17/12	21,121,184
Barclays+	0.21%	—	39,455,378
Barclays	0.24%	9/18/12	27,497,748
Barclays	0.25%	9/05/12	25,249,656
Barclays	0.25%	9/12/12	6,063,480
Barclays	0.25%	9/13/12	8,010,089
Barclays	0.25%	10/16/12	40,690,709
Goldman	0.27%	9/11/12	17,497,072
ING+	(0.25)%*	—	1,223,660
Warburg+	0.21%	—	18,869,642
Warburg	0.23%	9/10/12	12,640,610

			$329,345,719

+	The reverse repurchase agreement matures on demand. Interest rate resets daily and the rate shown is the rate in effect on August 31, 2012

*	Interest payment due from counterparty.

(a)	Position, or a portion thereof, has been segregated to collateralize reverse repurchase agreements. The market value of the collateral amounted to $333,539,458.

(b)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding. The aggregate market value of these securities amounted to $2,979,322.

(c)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2012, the aggregate market value of these securities amounted to $62,925,383 or 7.9% of net assets.

(d)	Coupon rate adjusts periodically based upon a predetermined schedule. Stated interest rate in effect at August 31, 2012.

(e)	Floating Rate Security. Stated interest rate was in effect at August 31, 2012.

(f)	Variable rate coupon, rate shown as of August 31, 2012.

(g)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Currency Abbreviations:

CAD – Canadian Dollar

EUR – Euro

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	175

Bond Inflation Protection Portfolio—Portfolio of Investments

Glossary:

ABS – Asset-Backed Securities

ARMs – Adjustable Rate Mortgages

CMBS – Commercial Mortgage-Backed Securities

FHLMC – Federal Home Loan Mortgage Corporation

LIBOR – London Interbank Offered Rates

REIT – Real Estate Investment Trust

TIPS – Treasury Inflation Protected Security

See notes to financial statements.

176	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Bond Inflation Protection Portfolio—Portfolio of Investments

HIGH-YIELD PORTFOLIO

PORTFOLIO OF INVESTMENTS

August 31, 2012

		Principal Amount (000)	U.S. $ Value

CORPORATES - NON-INVESTMENT GRADES – 72.5%
Industrial – 58.3%
Basic – 4.1%
Aleris International, Inc. 7.625%, 2/15/18	U.S.$	1,100	$1,146,750
Arch Coal, Inc. 7.25%, 6/15/21(a)		594	536,085
Ashland, Inc. 4.75%, 8/15/22(b)		161	161,403
Calcipar SA 6.875%, 5/01/18(b)		479	473,013
Commercial Metals Co. 6.50%, 7/15/17		1,366	1,400,150
Consol Energy, Inc. 8.25%, 4/01/20		1,485	1,600,087
Huntsman International LLC 5.50%, 6/30/16(a)		400	400,500
8.625%, 3/15/21(a)		891	1,020,195
Ineos Finance PLC 7.50%, 5/01/20(b)		376	383,520
8.375%, 2/15/19(b)		425	447,313
JMC Steel Group 8.25%, 3/15/18(b)		736	752,560
LyondellBasell Industries NV 5.75%, 4/15/24		1,075	1,217,437
6.00%, 11/15/21		339	386,460
NewPage Corp. 10.00%, 5/01/12(c)		397	19,850
Nova Chemicals Corp. 8.625%, 11/01/19		501	571,140
Peabody Energy Corp. 6.00%, 11/15/18(b)		275	281,188
6.25%, 11/15/21(b)		659	670,532
7.375%, 11/01/16		545	609,037
Rain CII Carbon LLC/CII Carbon Corp. 8.00%, 12/01/18(b)		501	513,525
Smurfit Kappa Acquisitions 7.75%, 11/15/19(b)	EUR	500	688,645
Steel Dynamics, Inc. 6.125%, 8/15/19(b)	U.S.$	515	534,313
6.375%, 8/15/22(b)		487	504,045
TPC Group LLC 8.25%, 10/01/17		1,047	1,149,082
Weyerhaeuser Co. 7.375%, 3/15/32		685	825,765

			16,292,595

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	177

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Capital Goods – 7.3%
Alliant Techsystems, Inc. 6.875%, 9/15/20	U.S.$	320	$343,200
Ardagh Packaging Finance PLC 7.375%, 10/15/17(b)		620	664,950
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA, Inc. 7.375%, 10/15/17(b)	EUR	650	862,536
B/E Aerospace, Inc. 5.25%, 4/01/22	U.S.$	848	884,040
Berry Plastics Corp. 9.75%, 1/15/21		1,205	1,334,537
Building Materials Corp. of America 7.00%, 2/15/20(b)		689	745,843
7.50%, 3/15/20(b)		499	546,405
Cemex Finance LLC 9.50%, 12/14/16(b)		500	510,000
CNH America LLC 7.25%, 1/15/16		935	1,051,875
CNH Capital LLC 6.25%, 11/01/16(b)		262	284,270
Franz Haniel & Cie GmbH 6.25%, 2/08/18	EUR	760	1,043,395
Graphic Packaging International, Inc. 7.875%, 10/01/18	U.S.$	500	557,500
Griffon Corp. 7.125%, 4/01/18		287	300,991
HD Supply, Inc. 8.125%, 4/15/19(b)		645	699,825
Isabelle Acquisition Sub, Inc. 10.00%, 11/15/18(b)		590	622,450
KUKA AG 8.75%, 11/15/17(b)	EUR	361	502,878
Manitowoc Co., Inc. (The) 8.50%, 11/01/20	U.S.$	922	1,021,115
Masco Corp. 5.95%, 3/15/22		1,170	1,263,336
7.125%, 3/15/20		900	1,027,060
Mohawk Industries, Inc. 6.375%, 1/15/16		627	697,538
Nordenia International AG 9.75%, 7/15/17(b)	EUR	517	747,825
Plastipak Holdings, Inc. 8.50%, 12/15/15(b)	U.S.$	1,180	1,215,400
Polymer Group, Inc. 7.75%, 2/01/19		1,300	1,394,250

178	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu 7.125%, 4/15/19	U.S.$	712	$767,180
7.75%, 10/15/16		118	123,605
7.875%, 8/15/19		1,190	1,316,437
8.25%, 2/15/21		2,714	2,666,505
9.00%, 4/15/19		638	648,368
Sealed Air Corp. 6.875%, 7/15/33(b)		1,320	1,221,000
8.125%, 9/15/19(b)		551	612,988
8.375%, 9/15/21(b)		241	271,125
TransDigm, Inc. 7.75%, 12/15/18		1,200	1,336,500
UR Merger Sub Corp. 8.25%, 2/01/21		750	821,250
8.375%, 9/15/20		267	285,690
9.25%, 12/15/19		650	731,250

			29,123,117

Communications - Media – 7.4%
Allbritton Communications Co. 8.00%, 5/15/18		510	549,525
Cablevision Systems Corp. 8.00%, 4/15/20		785	869,388
CCO Holdings LLC/CCO Holdings Capital Corp. 6.625%, 1/31/22		580	627,850
7.00%, 1/15/19		2,250	2,446,875
7.375%, 6/01/20		750	832,500
7.875%, 4/30/18		664	720,440
8.125%, 4/30/20		219	246,375
Cequel Communications Holdings I LLC/Cequel Capital Corp. 8.625%, 11/15/17(b)		1,015	1,089,856
Clear Channel Worldwide Holdings, Inc. Series A 7.625%, 3/15/20		100	95,500
Series B 7.625%, 3/15/20		600	582,000
9.25%, 12/15/17		1,440	1,564,200
Crown Media Holdings, Inc. 10.50%, 7/15/19		470	518,175
CSC Holdings LLC 7.625%, 7/15/18		535	608,563
DISH DBS Corp. 6.625%, 10/01/14		970	1,048,812
6.75%, 6/01/21		1,100	1,171,500

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	179

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Hughes Satellite Systems Corp. 7.625%, 6/15/21	U.S.$	965	$1,066,325
Intelsat Jackson Holdings SA 7.25%, 10/15/20		1,900	2,052,000
11.25%, 6/15/16		123	129,458
Intelsat Luxembourg SA 11.25%, 2/04/17		1,725	1,811,250
11.50%, 2/04/17(d)		1,023	1,074,294
Kabel Deutschland Holding AG 6.50%, 7/31/17(b)	EUR	640	865,366
Lamar Media Corp. 5.875%, 2/01/22	U.S.$	459	486,540
Quebecor Media, Inc. 7.75%, 3/15/16		1,178	1,214,812
RR Donnelley & Sons Co. 7.25%, 5/15/18		824	824,000
Sinclair Television Group, Inc. 8.375%, 10/15/18		600	656,250
Townsquare Radio LLC/Townsquare Radio, Inc. 9.00%, 4/01/19(b)		332	351,090
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH 7.50%, 3/15/19(b)		402	435,202
Univision Communications, Inc. 6.875%, 5/15/19(b)		1,000	1,030,000
8.50%, 5/15/21(b)		950	961,875
UPCB Finance III Ltd. 6.625%, 7/01/20(b)		550	581,625
UPCB Finance V Ltd. 7.25%, 11/15/21(b)		665	724,850
XM Satellite Radio, Inc. 7.625%, 11/01/18(b)		975	1,072,500
Ziggo Bond Co. BV 8.00%, 5/15/18(b)	EUR	745	1,028,424

			29,337,420

Communications - Telecommunications – 4.7%
Crown Castle International Corp. 7.125%, 11/01/19	U.S.$	1,000	1,087,500
eAccess Ltd. 8.25%, 4/01/18(b)		646	587,860
Fairpoint Communications, Inc./Old Series 1 13.125%, 4/02/18(c)		1,966	19,661
Frontier Communications Corp. 9.00%, 8/15/31		545	572,250

180	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Level 3 Communications, Inc. 11.875%, 2/01/19	U.S.$	743	$828,445
Level 3 Financing, Inc. 7.00%, 6/01/20(b)		800	796,000
8.625%, 7/15/20		314	335,980
8.75%, 2/15/17		685	714,969
9.375%, 4/01/19		550	602,250
PAETEC Holding Corp. 9.875%, 12/01/18		495	560,588
Phones4u Finance PLC 9.50%, 4/01/18(b)	GBP	345	528,635
Portugal Telecom International Finance BV 5.625%, 2/08/16	EUR	725	900,515
SBA Telecommunications, Inc. 5.75%, 7/15/20(b)	U.S.$	149	155,705
Sprint Capital Corp. 6.875%, 11/15/28		1,740	1,574,700
8.75%, 3/15/32		1,180	1,191,800
Sprint Nextel Corp. 9.00%, 11/15/18(b)		945	1,115,100
Sunrise Communications Holdings SA 8.50%, 12/31/18(b)	EUR	350	482,052
Telenet Finance III Luxembourg SCA 6.625%, 2/15/21(b)		420	552,048
tw telecom holdings, Inc. 8.00%, 3/01/18	U.S.$	1,039	1,153,290
Wind Acquisition Finance SA
7.25%, 2/15/18(b)		880	807,400
11.75%, 7/15/17(b)		985	901,275
Windstream Corp. 7.50%, 4/01/23		1,465	1,486,975
7.875%, 11/01/17		675	734,062
8.125%, 9/01/18		900	958,500

			18,647,560

Consumer Cyclical - Automotive – 1.9%
Affinia Group, Inc. 9.00%, 11/30/14		380	384,750
Allison Transmission, Inc. 7.125%, 5/15/19(b)		975	1,031,062
Commercial Vehicle Group, Inc. 7.875%, 4/15/19		427	432,871
Dana Holding Corp. 6.50%, 2/15/19		140	149,450
6.75%, 2/15/21		111	119,603
Delphi Corp. 5.875%, 5/15/19		433	467,640
6.125%, 5/15/21		325	357,500

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	181

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

General Motors Financial Co., Inc. 6.75%, 6/01/18	U.S.$	760	$842,645
Goodyear Tire & Rubber Co. (The) 8.75%, 8/15/20		857	955,555
Meritor, Inc. 4.625%, 3/01/26(e)		200	175,750
Navistar International Corp. 8.25%, 11/01/21		1,224	1,165,860
Schaeffler Finance BV 8.50%, 2/15/19(b)		800	878,000
UCI International, Inc. 8.625%, 2/15/19		402	401,497

			7,362,183

Consumer Cyclical - Entertainment – 0.7%
AMC Entertainment, Inc. 9.75%, 12/01/20		425	469,625
ClubCorp Club Operations, Inc. 10.00%, 12/01/18		385	418,688
Greektown Holdings LLC 10.75%, 12/01/13(f)(g)(h)		525	– 0	–
NAI Entertainment Holdings LLC 8.25%, 12/15/17(b)		837	933,255
Regal Entertainment Group 9.125%, 8/15/18(a)		1,020	1,137,300

			2,958,868

Consumer Cyclical - Other – 4.3%
Broder Brothers Co. 12.00%, 10/15/13(b)(d)		354	349,145
Caesars Entertainment Operating Co., Inc. 10.00%, 12/15/18		825	519,750
Chester Downs & Marina LLC 9.25%, 2/01/20(b)		456	460,560
CityCenter Holdings LLC/CityCenter Finance Corp. 7.625%, 1/15/16		1,111	1,180,437
DR Horton, Inc. 6.50%, 4/15/16		1,180	1,309,800
Host Hotels & Resorts LP Series Q 6.75%, 6/01/16		760	780,900
Isle of Capri Casinos, Inc. 7.75%, 3/15/19		545	579,063
Lennar Corp. Series B 6.50%, 4/15/16		1,260	1,345,050

182	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

M/I Homes, Inc. 8.625%, 11/15/18	U.S.$	790	$840,362
Marina District Finance Co., Inc. 9.875%, 8/15/18(a)		745	717,994
MGM Resorts International 6.625%, 7/15/15		1,222	1,273,935
7.75%, 3/15/22		315	317,363
NCL Corp., Ltd. 9.50%, 11/15/18		293	322,300
11.75%, 11/15/16		500	576,250
Royal Caribbean Cruises Ltd. 7.00%, 6/15/13		1,885	1,946,262
Ryland Group, Inc. (The) 6.625%, 5/01/20		335	353,425
Shea Homes LP/Shea Homes Funding Corp. 8.625%, 5/15/19		703	782,088
Standard Pacific Corp. 8.375%, 5/15/18		500	560,000
Station Casinos, Inc. 6.625%, 3/15/18(c)(g)(h)		3,610	– 0	–
Toll Brothers Finance Corp. 5.875%, 2/15/22		525	572,281
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp. 7.75%, 8/15/20		1,900	2,123,250

			16,910,215

Consumer Cyclical - Restaurants – 0.2%
CKE Restaurants, Inc. 11.375%, 7/15/18		675	777,094

Consumer Cyclical - Retailers – 2.6%
Asbury Automotive Group, Inc. 8.375%, 11/15/20		357	394,485
Burlington Coat Factory Warehouse Corp. 10.00%, 2/15/19		960	1,034,400
Dollar General Corp. 4.125%, 7/15/17		486	505,440
J Crew Group, Inc. 8.125%, 3/01/19(a)		1,040	1,088,100
JC Penney Corp., Inc. 6.375%, 10/15/36		250	197,500
7.40%, 4/01/37		513	441,180
7.95%, 4/01/17		785	792,850
Limited Brands, Inc.
5.625%, 2/15/22		503	529,408
6.625%, 4/01/21		400	448,000
6.90%, 7/15/17		1,063	1,209,162

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	183

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Michaels Stores, Inc. 7.75%, 11/01/18	U.S.$	500	$532,500
Rite Aid Corp. 8.00%, 8/15/20		1,000	1,125,000
10.25%, 10/15/19		648	730,620
Sally Holdings LLC/Sally Capital, Inc. 5.75%, 6/01/22		606	652,208
Toys R US-Delaware, Inc. 7.375%, 9/01/16(b)		805	811,037

			10,491,890

Consumer Non-Cyclical – 10.0%
Alere, Inc. 8.625%, 10/01/18		800	826,000
AMGH Merger Sub, Inc. 9.25%, 11/01/18(b)		1,299	1,406,167
ARAMARK Corp. 8.50%, 2/01/15		1,710	1,752,767
Aurora Diagnostics Holdings/Aurora Diagnostics Financing, Inc. 10.75%, 1/15/18		405	401,963
Biomet, Inc. 11.625%, 10/15/17		448	478,800
Capsugel FinanceCo SCA 9.875%, 8/01/19(b)	EUR	740	1,051,772
Care UK Health & Social Care PLC 9.75%, 8/01/17(b)	GBP	510	850,294
Catalent Pharma Solutions, Inc. 9.50%, 4/15/15(d)	U.S.$	372	381,300
CHS/Community Health Systems, Inc. 7.125%, 7/15/20		401	420,048
8.00%, 11/15/19		309	333,720
Constellation Brands, Inc. 6.00%, 5/01/22		1,107	1,243,991
ConvaTec Healthcare E SA 10.50%, 12/15/18(b)		386	411,090
Del Monte Corp. 7.625%, 2/15/19		595	594,256
Dole Food Co., Inc. 8.00%, 10/01/16(b)		500	522,500
Elan Finance PLC/Elan Finance Corp. 8.75%, 10/15/16		500	542,500
Elizabeth Arden, Inc. 7.375%, 3/15/21		445	493,950
Emergency Medical Services Corp. 8.125%, 6/01/19		1,123	1,198,802
Endo Health Solutions, Inc. 7.00%, 7/15/19		195	210,600
7.25%, 1/15/22		255	276,994

184	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Fresenius Medical Care US Finance, Inc. 6.50%, 9/15/18(b)	U.S.$	385	$431,681
Grifols, Inc. 8.25%, 2/01/18		700	770,000
HCA Holdings, Inc. 7.75%, 5/15/21		700	761,250
HCA, Inc. 6.375%, 1/15/15		2,748	2,930,055
6.50%, 2/15/20		3,125	3,433,594
IASIS Healthcare LLC/IASIS Capital Corp. 8.375%, 5/15/19		375	357,656
Jarden Corp. 7.50%, 1/15/20		280	309,400
JBS USA LLC/JBS USA Finance, Inc. 7.25%, 6/01/21(b)		215	196,725
8.25%, 2/01/20(b)		764	725,800
Kinetic Concepts, Inc./KCI USA, Inc. 10.50%, 11/01/18(b)		1,015	1,032,762
Mead Products LLC/ACCO Brands Corp. 6.75%, 4/30/20(b)		401	424,058
Minerva Luxembourg SA 12.25%, 2/10/22(b)		325	372,125
Mylan, Inc./PA 7.875%, 7/15/20(b)		750	847,500
New Albertsons, Inc. 7.45%, 8/01/29		1,870	1,103,300
Party City Holdings, Inc. 8.875%, 8/01/20(b)		640	676,800
Pharmaceutical Product Development, Inc. 9.50%, 12/01/19(b)		995	1,109,425
Pinnacle Foods Finance LLC/Pinnacle Foods Finance Corp. 8.25%, 9/01/17		825	874,500
Post Holdings, Inc. 7.375%, 2/15/22(b)		319	336,146
Priory Group No 3 PLC 7.00%, 2/15/18(b)	GBP	525	839,874
PSS World Medical Inc. 6.375%, 3/01/22	U.S.$	500	528,750
R&R Ice Cream PLC 8.375%, 11/15/17(b)	EUR	600	792,414
Select Medical Holdings Corp. 6.494%, 9/15/15(i)	U.S.$	500	497,500
Spectrum Brands, Inc. 6.75%, 3/15/20(b)		900	945,000
Stater Bros Holdings, Inc. 7.375%, 11/15/18		390	419,250

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	185

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

STHI Holding Corp. 8.00%, 3/15/18(b)	U.S.$	175	$186,375
Tenet Healthcare Corp. 8.875%, 7/01/19		900	1,023,750
United Surgical Partners International, Inc. 9.00%, 4/01/20(b)		382	410,173
Universal Hospital Services, Inc. 4.111%, 6/01/15(i)		895	882,694
Valeant Pharmaceuticals International 6.875%, 12/01/18(b)		825	868,313
7.00%, 10/01/20(b)		1,215	1,257,525
7.25%, 7/15/22(b)		210	216,825
Vanguard Health Holding Co. II LLC/Vanguard Holding Co. II, Inc. 7.75%, 2/01/19		600	625,500

			39,584,234

Energy – 7.3%
Antero Resources Finance Corp. 7.25%, 8/01/19		384	409,920
9.375%, 12/01/17		495	545,738
ATP Oil & Gas Corp./United States 11.875%, 5/01/15(c)		410	106,600
Atwood Oceanics, Inc. 6.50%, 2/01/20		180	192,150
Basic Energy Services, Inc. 7.75%, 2/15/19		500	495,000
Berry Petroleum Co. 6.375%, 9/15/22		607	646,455
Bill Barrett Corp. 7.625%, 10/01/19		400	416,000
Chaparral Energy, Inc. 7.625%, 11/15/22(b)		835	883,012
Chesapeake Energy Corp. 2.50%, 5/15/37		1,225	1,091,781
Cie Generale de Geophysique – Veritas 6.50%, 6/01/21		800	833,000
Cimarex Energy Co. 5.875%, 5/01/22		863	923,410
Continental Resources, Inc./OK 5.00%, 9/15/22(b)		814	848,595
7.125%, 4/01/21		150	168,000
Denbury Resources, Inc. 6.375%, 8/15/21		1,202	1,298,160
Edgen Murray Corp. 12.25%, 1/15/15		300	318,750
Energy XXI Gulf Coast, Inc. 7.75%, 6/15/19		489	519,563
9.25%, 12/15/17		800	892,000

186	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

EP Energy LLC/EP Energy Finance, Inc. 6.875%, 5/01/19(b)	U.S.$	823	$882,667
Forest Oil Corp. 7.25%, 6/15/19		739	720,525
Hornbeck Offshore Services, Inc. 5.875%, 4/01/20		543	552,502
Key Energy Services, Inc. 6.75%, 3/01/21		466	474,155
6.75%, 3/01/21(b)		435	440,438
Laredo Petroleum, Inc. 7.375%, 5/01/22		369	396,675
Linn Energy LLC/Linn Energy Finance Corp. 6.25%, 11/01/19(b)		369	364,388
McJunkin Red Man Corp. 9.50%, 12/15/16		1,000	1,090,000
Newfield Exploration Co. 7.125%, 5/15/18		1,135	1,200,262
Offshore Group Investment Ltd. 11.50%, 8/01/15		705	779,025
11.50%, 8/01/15(b)		720	795,600
Oil States International, Inc. 6.50%, 6/01/19		722	767,125
Petroleum Geo-Services ASA 7.375%, 12/15/18(b)		348	371,490
PHI, Inc. 8.625%, 10/15/18		400	414,000
Pioneer Energy Services Corp. 9.875%, 3/15/18		716	775,070
Plains Exploration & Production Co. 6.625%, 5/01/21		500	535,000
6.75%, 2/01/22		1,485	1,603,800
Precision Drilling Corp. 6.50%, 12/15/21		299	313,950
QEP Resources, Inc. 5.375%, 10/01/22		1,100	1,127,500
Range Resources Corp. 5.75%, 6/01/21		1,060	1,127,575
SandRidge Energy, Inc. 7.50%, 3/15/21		361	365,513
7.50%, 2/15/23(b)		280	281,400
8.125%, 10/15/22(b)		435	454,575
8.75%, 1/15/20		775	825,375
SESI LLC 7.125%, 12/15/21		563	626,337
Tesoro Corp. 6.25%, 11/01/12		680	683,400
W&T Offshore, Inc. 8.50%, 6/15/19		550	592,625

			29,149,106

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	187

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Other Industrial – 1.0%
A123 Systems, Inc. 3.75%, 4/15/16	U.S.$	650	$238,875
Briggs & Stratton Corp. 6.875%, 12/15/20		152	164,920
Brightstar Corp. 9.50%, 12/01/16(b)		883	927,150
Hologic, Inc. 6.25%, 8/01/20(b)		291	308,096
Interline Brands, Inc./NJ 7.00%, 11/15/18		704	748,880
Neenah Foundry Co. 15.00%, 7/29/15(d)(h)		347	311,688
New Enterprise Stone & Lime Co., Inc. 11.00%, 9/01/18		950	662,625
Rexel SA 6.125%, 12/15/19(b)		645	661,125

			4,023,359

Services – 2.0%
Live Nation Entertainment, Inc. 7.00%, 9/01/20(b)		284	290,035
Lottomatica SpA 8.25%, 3/31/66(b)	EUR	730	863,102
Mobile Mini, Inc. 7.875%, 12/01/20	U.S.$	309	331,403
Realogy Corp. 7.625%, 1/15/20(b)		449	489,410
Sabre, Inc. 8.50%, 5/15/19(b)		847	877,704
Service Corp. International/US 6.75%, 4/01/16		1,560	1,731,600
ServiceMaster Co./TN 7.00%, 8/15/20(b)		319	324,583
8.00%, 2/15/20		342	364,657
Ticketmaster Entertainment LLC/Ticketmaster Noteco, Inc. 10.75%, 8/01/16		440	465,304
Travelport LLC/Travelport, Inc. 9.00%, 3/01/16		566	401,860
West Corp. 7.875%, 1/15/19		1,750	1,732,500

			7,872,158

Technology – 4.0%
Advanced Micro Devices, Inc. 7.75%, 8/01/20		121	123,420
8.125%, 12/15/17		202	212,100

188	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Avaya, Inc. 7.00%, 4/01/19(b)	U.S.$	102	$93,330
9.75%, 11/01/15		490	425,075
CDW LLC/CDW Finance Corp. 8.00%, 12/15/18		671	744,810
8.50%, 4/01/19		1,049	1,148,655
Ceridian Corp. 8.875%, 7/15/19(b)		821	880,522
CommScope, Inc. 8.25%, 1/15/19(b)		760	814,150
CPI International, Inc. 8.00%, 2/15/18		704	662,640
First Data Corp. 6.75%, 11/01/20(b)		652	643,850
7.375%, 6/15/19(b)		3,600	3,708,000
Freescale Semiconductor, Inc. 8.875%, 12/15/14		306	312,885
10.125%, 12/15/16		212	221,540
GXS Worldwide, Inc. 9.75%, 6/15/15		600	619,500
Infor US, Inc. 9.375%, 4/01/19(b)		318	344,235
Iron Mountain, Inc. 5.75%, 8/15/24		533	538,330
Lawson Software, Inc. 10.00%, 4/01/19(b)	EUR	251	337,807
NXP BV/NXP Funding LLC 3.205%, 10/15/13(i)	U.S.$	118	117,853
Sanmina-SCI Corp. 7.00%, 5/15/19(a)(b)		603	606,015
Seagate HDD Cayman 7.00%, 11/01/21		769	822,830
Sensata Technologies BV 6.50%, 5/15/19(b)		800	845,000
Serena Software, Inc. 10.375%, 3/15/16		875	901,250
SunGard Data Systems, Inc. 7.625%, 11/15/20		800	858,000

			15,981,797

Transportation - Airlines – 0.2%
Delta Air Lines, Inc. 9.50%, 9/15/14(b)		345	362,250
TAM Capital 3, Inc. 8.375%, 6/03/21(b)		465	502,200

			864,450

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	189

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Transportation - Railroads – 0.0%
Florida East Coast Railway Corp. 8.125%, 2/01/17	U.S.$	164	$172,200

Transportation - Services – 0.6%
Avis Budget Car Rental LLC/Avis Budget Finance, Inc. 7.75%, 5/15/16(a)		867	891,935
Hertz Corp. (The) 6.75%, 4/15/19		1,236	1,297,800

			2,189,735

			231,737,981

Financial Institutions – 7.9%
Banking – 1.5%
ABN Amro Bank NV 4.31%, 3/10/16	EUR	980	887,504
Barclays Bank PLC 4.75%, 3/15/20		520	369,542
BBVA International Preferred SAU 5.919%, 4/18/17	U.S.$	400	265,231
HBOS Capital Funding No2 LP 6.071%, 6/30/14(b)		665	482,258
HT1 Funding GmbH 6.352%, 6/30/17	EUR	825	665,675
LBG Capital No.1 PLC 8.00%, 6/15/20(b)	U.S.$	1,150	1,035,000
Regions Financing Trust II 6.625%, 5/15/47		650	627,250
Swedbank AB 5.75%, 3/17/16	GBP	340	525,293
UBS AG/Jersey 4.28%, 4/15/15	EUR	820	902,471

			5,760,224

Brokerage – 0.5%
E*Trade Financial Corp. 6.75%, 6/01/16	U.S.$	329	342,160
Lehman Brothers Holdings, Inc. 5.625%, 1/24/13(f)		5,500	1,368,125
Nuveen Investments, Inc. 10.50%, 11/15/15		430	437,525

			2,147,810

Finance – 4.2%
Air Lease Corp. 5.625%, 4/01/17(b)		294	293,265
Ally Financial, Inc. 4.625%, 6/26/15		1,625	1,667,676

190	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

6.75%, 12/01/14	U.S.$	760	$819,582
8.00%, 11/01/31		501	594,684
Series 8 6.75%, 12/01/14		1,657	1,785,417
Capmark Financial Group, Inc. 7.875%, 5/10/12		1,666	– 0	–
Series B 9.00%, 9/30/15(i)		21	21,127
CIT Group, Inc. 5.25%, 3/15/18		2,125	2,215,312
7.00%, 5/02/16-5/02/17(b)		3,247	3,254,754
International Lease Finance Corp. 5.875%, 4/01/19		2,930	3,021,196
6.375%, 3/25/13		1,715	1,751,444
Residential Capital LLC 9.625%, 5/15/15(c)		375	375,937
Sistema International Funding SA 6.95%, 5/17/19(b)		850	870,272

			16,670,666

Insurance – 0.6%
Genworth Financial, Inc. 6.15%, 11/15/66		1,445	867,000
Liberty Mutual Group, Inc. 7.80%, 3/15/37(b)		410	434,088
XL Group PLC Series E 6.50%, 4/15/17		1,020	929,475

			2,230,563

Other Finance – 0.8%
FTI Consulting, Inc. 6.75%, 10/01/20		500	533,750
Icahn Enterprises LP/Icahn Enterprises Finance Corp. 8.00%, 1/15/18(b)		341	363,165
8.00%, 1/15/18		1,140	1,214,100
iPayment Holdings, Inc. 15.00%, 11/15/18(d)		293	249,314
iPayment, Inc. 10.25%, 5/15/18		860	786,900

			3,147,229

REITS – 0.3%
DDR Corp. 7.875%, 9/01/20		1,000	1,238,565

			31,195,057

Utility – 6.3%
Electric – 4.2%
AES Corp. (The) 7.375%, 7/01/21		489	559,905

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	191

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

7.75%, 3/01/14	U.S.$	630	$685,125
8.00%, 10/15/17		1,240	1,447,700
Calpine Corp. 7.25%, 10/15/17(b)		2,250	2,407,500
7.875%, 1/15/23(b)		500	565,000
CMS Energy Corp. 6.25%, 2/01/20		1,000	1,148,970
DPL Inc 7.25%, 10/15/21(b)		850	969,000
EDP Finance BV 4.90%, 10/01/19(b)		105	93,975
5.875%, 2/01/16(b)	EUR	430	539,372
6.00%, 2/02/18(b)	U.S.$	705	669,468
Energy Future Holdings Corp. 10.00%, 1/15/20(j)		694	765,135
Series Q 6.50%, 11/15/24		481	274,170
Energy Future Intermediate Holding Co. LLC/EFIH Finance, Inc. 10.00%, 12/01/20		792	889,020
GenOn Americas Generation LLC 8.50%, 10/01/21		725	764,875
GenOn Energy, Inc. 7.875%, 6/15/17		840	887,250
NRG Energy, Inc. 7.375%, 1/15/17		570	592,800
7.875%, 5/15/21		901	964,070
8.25%, 9/01/20		975	1,050,562
PPL Capital Funding, Inc. Series A 6.70%, 3/30/67		800	821,000
Texas Competitive Electric Holdings Co. LLC/TCEH Finance, Inc. 11.50%, 10/01/20(b)		761	612,605

			16,707,502

Natural Gas – 2.1%
Access Midstream Partners LP/ACMP Finance Corp. 6.125%, 7/15/22		216	224,100
El Paso LLC Series G 7.375%, 12/15/12		385	389,958
7.75%, 1/15/32		855	1,006,645
Enterprise Products Operating LLC Series A 8.375%, 8/01/66		1,620	1,814,400
Kinder Morgan Finance Co. ULC 5.70%, 1/05/16		1,765	1,901,180

192	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

MarkWest Energy Partners LP/MarkWest Energy Finance Corp. 6.50%, 8/15/21	U.S.$	1,600	$1,716,000
Suburban Propane Partners LP/Suburban Energy Finance Corp. 7.375%, 8/01/21(b)		819	864,045
Targa Resources Partners LP/Targa Resources Partners Finance Corp. 6.875%, 2/01/21		330	354,750

			8,271,078

			24,978,580

Total Corporates - Non-Investment Grades (cost $274,165,208)			287,911,618

CORPORATES - INVESTMENT GRADES – 6.3%
Financial Institutions – 3.3%
Banking – 1.4%
BNP Paribas SA 8.667%, 9/11/13	EUR	650	815,526
Citigroup, Inc. 4.45%, 1/10/17	U.S.$	630	678,751
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/Netherlands 8.375%, 7/26/16		410	426,502
Countrywide Financial Corp. 6.25%, 5/15/16		731	785,424
HSBC Capital Funding LP/Jersey 4.61%, 6/27/13(b)		880	872,382
10.176%, 6/30/30(b)		544	729,383
Lloyds TSB Bank PLC 11.875%, 12/16/21(b)	EUR	580	814,890
Sovereign Bank/Wilmington DE 8.75%, 5/30/18	U.S.$	360	405,778

			5,528,636

Finance – 0.5%
General Electric Capital Corp. 7.125%, 6/15/22		800	873,792
SLM Corp. 7.25%, 1/25/22		335	361,800
8.00%, 3/25/20		580	656,850
Series A 5.00%, 10/01/13		400	412,000

			2,304,442

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	193

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Insurance – 1.0%
American International Group, Inc. 6.82%, 11/15/37(b)	U.S.$	722	$903,503
Assured Guaranty US Holdings, Inc. Series A 6.40%, 12/15/66		165	124,575
Metlife Capital Trust IV 7.875%, 12/15/37(b)		750	877,500
Mitsui Sumitomo Insurance Co., Ltd. 7.00%, 3/15/72(b)		489	518,490
Nationwide Mutual Insurance Co. 9.375%, 8/15/39(b)		575	782,316
Swiss Re Capital I LP 6.854%, 5/25/16(b)		700	693,000

			3,899,384

REITS – 0.4%
Entertainment Properties Trust 7.75%, 7/15/20		842	938,068
Senior Housing Properties Trust 6.75%, 12/15/21		600	670,986

			1,609,054

			13,341,516

Industrial – 2.7%
Basic – 0.6%
ArcelorMittal 6.50%, 2/25/22		865	840,131
Basell Finance Co. BV 8.10%, 3/15/27(b)		569	759,615
Domtar Corp. 7.125%, 8/15/15		626	709,647

			2,309,393

Capital Goods – 0.1%
Tyco International Finance SA 8.50%, 1/15/19		375	503,562

Communications - Media – 0.4%
Virgin Media Secured Finance PLC 6.50%, 1/15/18		1,500	1,635,000

Communications - Telecommunications – 0.2%
Qwest Corp. 6.875%, 9/15/33		720	725,436

Consumer Cyclical - Automotive – 0.3%
Ford Motor Credit Co. LLC 7.00%, 10/01/13		949	1,007,534

194	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Consumer Cyclical - Other – 0.2%
Seminole Indian Tribe of Florida 6.535%, 10/01/20(b)	U.S.$	94	$97,368
7.75%, 10/01/17(b)		631	694,100

			791,468

Consumer Cyclical - Retailers – 0.3%
Macy’s Retail Holdings, Inc. 5.90%, 12/01/16		945	1,100,803

Energy – 0.6%
National Oilwell Varco, Inc. Series B 6.125%, 8/15/15		856	867,542
Petrohawk Energy Corp. 7.25%, 8/15/18		450	513,681
Pioneer Natural Resources Co. 5.875%, 7/15/16		995	1,135,226

			2,516,449

			10,589,645

Non Corporate Sectors – 0.3%
Agencies - Not Government Guaranteed – 0.3%
Petrobras International Finance Co. – Pifco 5.375%, 1/27/21		1,050	1,168,472

Total Corporates - Investment Grades (cost $21,978,249)			25,099,633

GOVERNMENTS - TREASURIES – 4.6%
Canada – 0.8%
Canadian Government Bond 2.00%, 6/01/16	CAD	550	572,664
2.75%, 9/01/16		2,400	2,570,745

			3,143,409

United Kingdom – 0.7%
United Kingdom Gilt 2.00%, 1/22/16	GBP	1,725	2,896,182

United States – 3.1%
U.S. Treasury Bonds 3.125%, 11/15/41	U.S.$	3,150	3,452,205
3.125%, 2/15/42(k)		5,885	6,443,157
4.75%, 2/15/37		875	1,239,765

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	195

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

U.S. Treasury Notes 2.125%, 8/15/21(k)	U.S.$	1,195	$1,269,887

			12,405,014

Total Governments - Treasuries (cost $17,436,952)			18,444,605

EMERGING MARKETS - CORPORATE BONDS – 2.9%
Industrial – 2.8%
Basic – 1.1%
Evraz Group SA 9.50%, 4/24/18(b)		720	787,500
Novelis, Inc./GA 8.75%, 12/15/20		1,976	2,208,180
Severstal OAO Via Steel Capital SA 9.25%, 4/19/14(b)		508	549,824
Vedanta Resources PLC 8.75%, 1/15/14(b)		900	936,000

			4,481,504

Communications - Media – 0.2%
Columbus International, Inc. 11.50%, 11/20/14(b)		698	757,330

Communications - Telecommunications – 0.2%
VimpelCom Holdings BV 7.504%, 3/01/22(b)		800	812,000

Consumer Cyclical - Other – 0.3%
Corp. GEO SAB de CV 8.875%, 3/27/22(b)		855	850,725
MCE Finance Ltd. 10.25%, 5/15/18		460	523,250

			1,373,975

Consumer Non-Cyclical – 0.4%
Corp. Azucarera del Peru SA 6.375%, 8/02/22(b)		562	584,506
Foodcorp Pty Ltd. 8.75%, 3/01/18(b)	EUR	642	835,770

			1,420,276

Energy – 0.1%
Golden Close Maritime Corp,. Ltd 11.00%, 12/09/15	U.S.$	400	428,143

Other Industrial – 0.2%
Marfrig Holding Europe BV 8.375%, 5/09/18(b)		397	313,630

196	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

New Reclamation Group Pty Ltd. (The) 8.125%, 2/01/13(b)	EUR	459	$438,884

			752,514

Technology – 0.1%
MMI International Ltd. 8.00%, 3/01/17(b)	U.S.$	475	489,250

Transportation - Services – 0.2%
Inversiones Alsacia SA 8.00%, 8/18/18(b)		748	774,018

			11,289,010

Financial Institutions – 0.1%
Banking – 0.1%
Turkiye Vakiflar Bankasi Tao 5.75%, 4/24/17(b)		425	448,408

Total Emerging Markets - Corporate Bonds (cost $11,339,398)			11,737,418

BANK LOANS – 2.8%
Industrial – 2.4%
Basic – 0.3%
Newpage Corporation 8.00%, 3/08/13(i)		750	757,035
Patriot Coal Corporation 9.25%, 12/31/13(i)		250	252,812

			1,009,847

Consumer Cyclical - Automotive – 0.5%
Navistar, Inc. 7.00%, 8/17/17(i)		600	602,850
Schaeffler AG 6.00%, 1/27/17(i)		448	448,854
TI Group Automotive Systems, L.L.C. 6.75%, 3/14/18(i)		798	774,060

			1,825,764

Consumer Cyclical - Entertainment – 0.5%
ClubCorp Club Operations Inc. 6.00%, 11/30/16(i)		542	541,300
Las Vegas Sands, LLC 2.84%, 11/23/16(i)		1,344	1,321,269

			1,862,569

Consumer Cyclical - Other – 0.3%
Harrah’s Las Vegas Propco, LLC 3.23%, 2/13/13(i)		1,500	1,158,000

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	197

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Consumer Non-Cyclical – 0.1%
Immucor Inc. (fka IVD Acquisition Corporation) 5.75%, 8/17/18(i)	U.S.$	596	$596,691

Other Industrial – 0.2%
Harbor Freight Tools USA, Inc./Central Puchasing LLC 5.50%, 11/14/17(i)		500	499,295
Kinetic Concepts, Inc. 7.00%, 5/04/18(i)		398	401,315

			900,610

Services – 0.1%
Advantage Sales & Marketing Inc. 5.25%, 12/18/17(i)		222	221,417

Technology – 0.4%
Blackboard Inc. 11.50%, 4/04/19(i)		1,100	1,015,663
Eastman Kodak Company 8.50%, 7/20/13(i)		191	188,970
Smart Modular Technologies (Global), Inc. 8.25%, 8/26/17(i)		693	568,260

			1,772,893

			9,347,791

Financial Institutions – 0.4%
Finance – 0.4%
iStar Financial, Inc. 5.25%, 3/19/16(i)		509	510,132
7.00%, 6/30/14(i)		1,100	1,101,034

			1,611,166

Total Bank Loans (cost $11,140,148)			10,958,957

EMERGING MARKETS - SOVEREIGNS – 2.1%
Argentina – 0.5%
Argentina Bonos 7.00%, 10/03/15		2,100	1,770,825

Hungary – 0.3%
Hungary Government International Bond 6.375%, 3/29/21		1,130	1,203,450

Turkey – 0.3%
Republic of Turkey 6.25%, 9/26/22		1,051	1,271,710

198	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Ukraine – 0.2%
Ukraine Government International Bond 6.75%, 11/14/17(b)	U.S.$	930	$843,975

			843,975

Venezuela – 0.8%
Republic of Venezuela 7.00%, 3/31/38(b)		4,675	3,260,812

Total Emerging Markets - Sovereigns (cost $7,003,599)			8,350,772

COMMERCIAL MORTGAGE-BACKED SECURITIES – 1.8%
Non-Agency Fixed Rate CMBS – 1.7%
Citigroup/Deutsche Bank Commercial Mortgage Trust Series 2005-CD1, Class AJ 5.393%, 7/15/44		2,500	2,531,405
Credit Suisse First Boston Mortgage Securities Corp. Series 2005-C6, Class AJ 5.23%, 12/15/40		1,000	1,033,308
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2007-LD12, Class AM 6.247%, 2/15/51		285	293,270
LB-UBS Commercial Mortgage Trust Series 2006-C1, Class AJ 5.276%, 2/15/41		537	496,378
Morgan Stanley Capital I, Inc. Series 2007-T27, Class AJ 5.823%, 6/11/42		970	917,552
WFDB Commercial Mortgage Trust Series 2011-BXR, Class E 6.403%, 7/05/24(b)		1,300	1,346,055

			6,617,968

Non-Agency Floating Rate CMBS – 0.1%
WF-RBS Commercial Mortgage Trust Series 2011-C4, Class D 5.417%, 6/15/44(b)(j)		390	364,942

Total Commercial Mortgage-Backed Securities (cost $6,506,712)			6,982,910

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	199

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

QUASI-SOVEREIGNS – 1.6%
Quasi-Sovereign Bonds – 1.6%
Kazakhstan – 0.7%
Kazatomprom Natsionalnaya Atomnaya Kompaniya AO 6.25%, 5/20/15(b)	U.S.$	875	$958,125
KazMunayGas National Co. 8.375%, 7/02/13(b)		400	420,100
9.125%, 7/02/18(b)		950	1,234,459

			2,612,684

Russia – 0.3%
Russian Agricultural Bank OJSC Via RSHB Capital SA 6.299%, 5/15/17(b)		955	1,044,579

Trinidad & Tobago – 0.2%
Petroleum Co. of Trinidad & Tobago Ltd. 9.75%, 8/14/19(b)		750	954,375

United States – 0.3%
Citgo Petroleum Corp. 11.50%, 7/01/17(b)		891	1,024,650

Venezuela – 0.1%
Petroleos de Venezuela SA 5.25%, 4/12/17(b)		800	614,000

Total Quasi-Sovereigns (cost $4,998,569)			6,250,288

ASSET-BACKED SECURITIES – 1.2%
Home Equity Loans - Fixed Rate – 0.7%
Countrywide Asset-Backed Certificates Series 2005-7, Class AF5W 5.054%, 10/25/35		737	523,157
Series 2006-15, Class A6 5.826%, 10/25/46		1,382	1,110,260
Lehman XS Trust Series 2007-6, Class 3A5 5.72%, 5/25/37		1,406	1,161,855

			2,795,272

Home Equity Loans - Floating Rate – 0.5%
Credit-Based Asset Servicing and Securitization LLC Series 2007-CB2, Class A2C 5.623%, 2/25/37(i)		1,750	1,003,394

200	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

GSAA Trust Series 2006-6, Class AF5 5.003%, 3/25/36(i)	U.S.$	1,450	$813,332

			1,816,726

Total Asset-Backed Securities (cost $4,586,558)			4,611,998

		Shares
PREFERRED STOCKS – 1.1%
Financial Institutions – 1.1%
Banking – 0.8%
Citigroup Capital XIII 7.875%(j)		5,000	137,700
Royal Bank of Scotland Group PLC 6.40%		60,000	1,260,000
US Bancorp 6.50%		35,000	1,038,450
Zions Bancorporation 9.50%		27,300	718,809

			3,154,959

REITS – 0.3%
Health Care REIT, Inc. 6.50%		13,825	373,275
Sovereign Real Estate Investment Trust 12.00%(b)		624	696,434

			1,069,709

			4,224,668

Non Corporate Sectors – 0.0%
Agencies - Government Sponsored – 0.0%
Federal Home Loan Mortgage Corp. Series Z 8.375%		36,525	33,968

Total Preferred Stocks (cost $4,790,325)			4,258,636

		Principal Amount (000)
COLLATERALIZED MORTGAGE OBLIGATIONS – 0.8%
Non-Agency Floating Rate – 0.5%
Greenpoint Mortgage Funding Trust Series 2007-AR3, Class A1 0.456%, 6/25/37(i)	U.S.$	649	411,890
Harborview Mortgage Loan Trust Series 2007-4, Class 2A1 0.457%, 7/19/47(i)		992	682,492

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	201

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Lehman XS Trust Series 2007-4N, Class 3A2A 0.898%, 3/25/47(i)	U.S.$	306	$199,453
Structured Asset Mortgage Investments, Inc. Series 2007-AR6, Class A1 1.648%, 8/25/47(i)		997	632,077

			1,925,912

Non-Agency Fixed Rate – 0.3%
Indymac Index Mortgage Loan Trust 5.199%, 11/25/36		1,507	1,255,795

Total Collateralized Mortgage Obligations (cost $3,164,792)			3,181,707

GOVERNMENTS - SOVEREIGN BONDS – 0.5%
Croatia – 0.3%
Republic of Croatia 6.25%, 4/27/17(b)		1,060	1,118,596

Lithuania – 0.2%
Republic of Lithuania 6.625%, 2/01/22(b)		752	893,000

Total Governments - Sovereign Bonds (cost $1,809,151)			2,011,596

		Shares
COMMON STOCKS – 0.4%
Beazer Homes USA, Inc.(f)		77,500	227,850
Capmark Financial Group, Inc.(f)		43	1,092
Fairpoint Communications, Inc.(f)		7,175	46,853
Greektown Superholdings, Inc.(f)(g)(h)		397	23,820
Keystone Automotive Operations, Inc.(g)(h)		61,065	732,777
Meritor, Inc.(f)		23,430	104,732
Neenah Enterprises, Inc.(f)(g)(h)		58,199	378,294
Voyager Learning Exchange(c)(g)(h)		982,000	1

Total Common Stocks (cost $3,242,085)			1,515,419

LOCAL GOVERNMENTS - MUNICIPAL BONDS – 0.3%
United States – 0.3%
California GO 7.60%, 11/01/40		325	440,492
7.95%, 3/01/36		700	839,027

Total Local Governments - Municipal Bonds (cost $1,030,553)			1,279,519

202	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

High-Yield Portfolio—Portfolio of Investments

	Shares	U.S. $ Value

GOVERNMENTS - SOVEREIGN AGENCIES – 0.1%
Norway – 0.1%
Eksportfinans ASA 2.375%, 5/25/16 (cost $464,192)	539	$493,185

	Contracts
OPTIONS PURCHASED - PUTS – 0.0%
Options on Funds and Investment Trusts – 0.0%
SPDR S&P 500 ETF Trust Expiration: Sep 2012, Exercise Price: $132.00(f)(l)	401	13,634
SPDR S&P 500 ETF Trust Expiration: Oct 2012, Exercise Price: $132.00(f)(l)	326	38,468
SPDR S&P 500 ETF Trust Expiration: Sep 2012, Exercise Price: $135.00(f)(l)	640	38,720
SPDR S&P 500 ETF Trust Expiration: Nov 2012, Exercise Price: $137.00(f)(l)	207	67,482

		158,304

Options on Forward Contracts – 0.0%
AUD/USD Expiration: Sep 2012, Exercise Price: AUD1.0012(f)(m)	25,200,000	3,723

Total Options Purchased - Puts (cost $1,028,657)		162,027

OPTIONS PURCHASED - CALLS – 0.0%
Options on Equities – 0.0%
Beazer Homes USA, Inc. Expiration: Jan 2013, Exercise Price: $3.00(f)(l) (cost $22,832)	800	36,000

	Shares
WARRANTS – 0.0%
Fairpoint Communications, Inc., expiring 1/24/18(f)(g)(h)	12,231	– 0	–
Ipayment Holdings, Inc., expiring 11/15/18(f)	272	– 0	–
Talon Equity Co., expiring 11/24/24(f)(g)(h)	671	– 0	–

Total Warrants (cost $0)		– 0	–

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	203

High-Yield Portfolio—Portfolio of Investments

	Shares	U.S. $ Value

SHORT-TERM INVESTMENTS – 1.4%
Investment Companies – 1.4%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.15%(n) (cost $5,560,564)	5,560,564	$5,560,564

Total Investments – 100.4% (cost $380,268,544)		398,846,852
Other assets less liabilities – (0.4)%		(1,638,927)

Net Assets – 100.0%		$397,207,925

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note C)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Citibank NA	EUR	439	USD$	541	9/10/12	$(11,927)
Credit Suisse London Branch (GFX)	EUR	414	USD	519	9/10/12	(2,489)
Deutsche Bank AG London	CAD	3,228	USD	3,241	9/27/12	(32,085)
Goldman Sachs Capital Markets LP	USD	740	GBP	471	9/20/12	8,652
Goldman Sachs Capital Markets LP	USD	1,156	ZAR	9,752	10/04/12	(158)
Goldman Sachs International	TRY	2,268	USD	1,235	9/06/12	(11,198)
Goldman Sachs International	GBP	3,734	USD	5,823	9/20/12	(105,363)
Goldman Sachs International	EUR	239	USD	291	10/17/12	(9,560)
State Street Bank & Trust Co.	USD	1,239	TRY	2,254	9/06/12	(82)
State Street Bank & Trust Co.	EUR	393	USD	478	9/20/12	(15,679)
State Street Bank & Trust Co.	EUR	13,292	USD	16,312	10/17/12	(415,116)

						$(595,005)

CREDIT DEFAULT SWAPTIONS WRITTEN (see Note C)

Description	Counter- party	Buy/Sell Protection	Strike Rate	Expiration Date	Notional Amount (000)	Premiums Received	Market Value
CDX-NAHYS18V1-5 Year Index(l)	Bank of America, NA	Sell	94.00%	9/19/12	$11,900	$476,000	$(23,613)
CDX-NAHYS18V2-5 Year Index(l)	Bank of America, NA	Sell	93.00	9/19/12	8,100	270,240	(6,515)
CDX-NAHYS18V2-5 Year Index(l)	Bank of America, NA	Sell	96.00	11/21/12	4,000	104,148	(50,754)

204	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

High-Yield Portfolio—Portfolio of Investments

Description	Counter- party	Buy/Sell Protection	Strike Rate	Expiration Date	Notional Amount (000)	Premiums Received	Market Value
CDX-NAHYS18V2-5 Year Index(l)	Morgan Stanley Capital Services Inc	Sell	95.00%	10/17/12	$5,958	$146,743	$(28,649)

						$997,131	$(109,531)

INTEREST RATE SWAP CONTRACTS (see Note C)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Citibank NA	$10,670	6/11/22	1.83%	3 Month LIBOR	$(224,486)
Morgan Stanley Capital Services, Inc.	3,455	2/17/22	2.01%	3 Month LIBOR	(132,698)

					$(357,184)

CREDIT DEFAULT SWAP CONTRACTS (see Note C)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at August 31, 2012	Notional Amount (000)	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Bank of America, NA: Fiat SpA, 6.625% 2/15/13, 3/20/17*	(5.00)%	7.78%	EUR	380	$43,696	$38,975	$4,721
Barclays Bank PLC: Bolivarian Republic of Venezuela, 9.25% 9/15/27, 6/20/16*	(5.00)	7.90	$2,800	221,301	423,666	(202,365)
Liz Claiborne Inc., 5% 7/8/13, 12/20/13*	(5.00)	0.93	180	(11,308)	1,847	(13,155)
Nokia OYJ, 6.750% 2/04/19, 9/20/14*	(5.00)	6.45	1,420	24,594	117,307	(92,713)
The McClatchy Co., 5.75% 9/1/17, 12/20/13*	(5.00)	3.89	180	(2,974)	3,463	(6,437)
Citibank NA: CDX-NAHYS17V3-5 Year Index, 12/20/16*	(5.00)	5.10	2,880	(18,400)	73,408	(91,808)
Goldman Sachs Bank USA: CDX-NAHYS11V17 5 Year Index, 12/20/13*	– 0	–	77.68	464	277,356	132,476	144,880
CDX-NAHYS18V1-5 Year Index, 6/20/17*	(5.00)	5.43	7,940	53,483	190,704	(137,221)
CDX-NAIGS18V1-5 Year Index, 6/20/17*	(1.00)	1.02	16,500	(19,186)	94,774	(113,960)
JPMorgan Chase Bank NA: Beazer Homes USA, Inc., 9.125% 6/15/18, 9/20/18*	(5.00)	6.88	810	62,096	89,505	(27,409)

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	205

High-Yield Portfolio—Portfolio of Investments

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at August 31, 2012	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
CDX-NAIGS17V1-5 Year, 12/20/16*	(1.00)%	0.93%		$8,300	$(42,395)	$134,492	$(176,887)
MBIA, Inc., 6.625% 10/1/28, 12/20/13*	(5.00)	10.03		370	18,095	19,971	(1,876)
Morgan Stanley Capital Services, Inc.:
CDX-EMS17V1-5 Year Index, 6/20/17*	(5.00)	2.43		9,800	(1,199,411)	(1,165,009)	(34,402)
CDX-NAHYS18V1-5 Year Index, 6/20/17*	(5.00)	5.43		3,960	26,675	241,820	(215,145)
CDX-NAHYS18V2-5 Year, 6/20/2017*	(5.00)	5.43		5,970	40,213	346,496	(306,283)

Sale Contracts
Bank of America NA: Amkor Technology, Inc., 7.375%, 5/01/18, 6/20/17*	5.00	6.15		640	(24,019)	(22,702)	(1,317)
Boyd Gaming Corp., 6.75% 4/15/14, 3/20/16*	5.00	8.95		860	(93,524)	(40,821)	(52,703)
Sanmina-SCI Corp., 8.125% 3/01/16, 6/20/17*	5.00	4.96		640	6,641	(34,930)	41,571
Barclays Bank PLC:
CDX-NAIGS15V1 5 Year Index, 12/20/15*	1.00	3.98		500	(37,254)	(48,872)	11,618
Community Health Systems, 8.875% 7/15/15, 6/20/16*	5.00	4.21		800	27,953	(19,044)	46,997
Freescale Semiconductor Inc., 8.875% 12/15/14, 6/20/16*	5.00	6.94		1,850	(109,916)	(38,526)	(71,390)
Health Management Associates, Inc., 6.125%, 4/15/16, 6/20/17*	5.00	4.65		640	14,945	(3,688)	18,633
MGM Resorts International, 7.625% 1/15/17, 6/20/17	5.00	7.06		470	(34,207)	(25,186)	(9,021)
Nokia OYJ, 6.750% 2/04/19, 9/20/17*	5.00	8.96		890	(121,879)	(163,174)	41,295
NXP BV, 8.625% 10/15/13, 3/20/16*	5.00	4.43		550	14,149	23,011	(8,862)
Owens-Illinois, Inc., 7.8% 5/15/18, 6/20/17*	5.00	3.38		430	34,174	29,315	4,859
Univision Communications Inc. 8.5%, 5/15/21, 6/20/16*	5.00	5.65		550	(8,189)	(12,888)	4,699
Virgin Media Finance PLC, 9.50%, 8/15/16, 6/20/17*	5.00	3.31		650	53,784	18,091	35,693
Citibank NA:
ITRAXX-XOVERS17V1-5Year, 6/20/17*	5.00	5.91	EUR	4,840	(150,075)	(456,742)	306,667

206	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

High-Yield Portfolio—Portfolio of Investments

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at August 31, 2012	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Credit Suisse International:
CDX-NAHYS15V1 5 Year Index, 12/20/15*	5.00%	4.48%		$2,800	$(77,223)	$(200,210)	$122,987
CDX-NAHYS15V1 5 Year Index, 12/20/15*	5.00	4.48		2,500	(68,949)	(180,161)	111,212
Ford Motor Co., 6.5%, 8/01/18, 6/20/16*	5.00	2.54		1,100	107,554	77,035	30,519
MGM Resorts International, 5.875% 2/27/14, 3/20/16*	5.00	5.61		1,700	(25,214)	(38,642)	13,428
MGM Resorts International, 7.625% 1/15/17, 6/20/13*	5.00	1.61		800	29,597	7,319	22,278
Wind Acquisition Finance S.A., 11.00% 12/01/15, 6/20/16*	5.00	12.34		1,320	(257,301)	45,350	(302,651)
Goldman Sachs Bank USA:
CDX-NAHY15V1 3 Year Index, 12/20/13*	5.00	17.23		4,451	(565,737)	(516,822)	(48,915)
CDX-NAIGS15V1 5 Year Index, 12/20/15*	1.00	3.98		900	(67,058)	(89,120)	22,062
Chesapeake Energy Corp., 6.625% 8/15/20, 6/20/17*	5.00	6.39		1,250	(53,875)	(84,819)	30,944
ConvaTec Healthcare E S.A., 10.875% 12/15/18, 6/20/17*	5.00	7.99	EUR	590	(74,939)	(114,367)	39,428
Mediacom LLC, 9.125% 8/15/19, 3/20/16*	5.00	3.94		$1,070	44,646	(32,065)	76,711
Tenet Healthcare Corp., 6.875% 11/15/31, 9/20/16*	5.00	4.73		1,050	21,038	(24,344)	45,382
JPMorgan Chase Bank NA:
Ford Motor Co., 6.50% 8/01/18, 6/20/17*	5.00	2.86		820	85,117	87,951	(2,834)
Realogy Corp., 11.500% 4/15/17, 9/20/17*	5.00	7.20		735	(55,927)	(105,887)	49,960
Realogy Corp., 11.500% 4/15/17, 9/20/17*	5.00	7.20		565	(42,992)	(85,490)	42,498
Sabre Holdings Corp., 6.35% 3/15/16, 6/20/16*	5.00	6.66		277	(12,996)	(22,901)	9,905
Morgan Stanley Capital Services, Inc.:
AK Steel Corp., 7.625% 5/15/20, 3/20/16*	5.00	10.07		550	(76,417)	6,294	(82,711)

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	207

High-Yield Portfolio—Portfolio of Investments

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at August 31, 2012	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Boyd Gaming Corp., 6.75% 4/15/14, 6/20/13*	5.00%	3.12%		$550	$12,906	$4,528	$8,378
NXP BV 8.625%, 10/15/13, 6/20/17*	5.00	5.39	EUR	230	(2,140)	(14,189)	12,049
NXP BV 8.625%, 10/15/13, 9/20/17*	5.00	5.57		330	(5,817)	(22,762)	16,945
UBS AG:
Goodyear Tire & Rubber Co., 7.00%, 3/15/28, 6/20/17*	5.00	5.89		$1,050	(28,845)	(85,532)	56,687
HCA Inc., 6.375% 1/15/15, 6/20/17*	5.00	4.54		1,720	48,325	(3,311)	51,636
Levi Strauss & Co., 8.875%, 4/01/16, 6/20/17*	5.00	5.20		850	(276)	(49,170)	48,894
Tenet Healthcare Corp., 6.875%, 11/15/31, 6/20/17*	5.00	5.71		950	(19,865)	(50,559)	30,694

					$(2,039,970)	$(1,544,135)	$(495,835)

*	Termination date

REVERSE REPURCHASE AGREEMENTS (see Note C)

Broker	Interest Rate		Maturity	U.S. $ Value at August 31, 2012
Credit Suisse Securities (USA) LLC†	(3.50	)%*	—	$694,943
Credit Suisse Securities (USA) LLC†	(2.38	)%*	—	1,076,220
Credit Suisse Securities (USA) LLC†	(1.65	)%*	—	510,078
Credit Suisse Securities (USA) LLC†	(1.50	)%*	—	1,010,531
Credit Suisse Securities (USA) LLC†	(0.75	)%*	—	602,163
Credit Suisse Securities (USA) LLC†	(0.88	)%*	—	404,980
Credit Suisse Securities (USA) LLC†	(0.75	)%*	—	894,606
Credit Suisse Securities (USA) LLC†	(0.25	)%*	—	1,162,355

				$6,355,876

+	The reverse repurchase agreement matures on demand. Interest rate resets daily and the rate shown is the rate in effect on August 31, 2012.

*	Interest payment due from counterparty.

208	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

High-Yield Portfolio—Portfolio of Investments

UNFUNDED LOAN COMMITMENTS (see Note C)

As of August 31, 2012, the Fund had the following unfunded loan commitment of $1,275,000, which could be extended at the option of the borrower:

Borrower	Unfunded Loan Commitments	Cost			Value
General Motors Holding, LLC Revolver LIBOR + 2.75%, 10/27/15	$1,275,000	$	– 0	–	$(105,188)

(a)	Position, or a portion thereof, has been segregated to collateralize reverse repurchase agreements. The market value of the collateral amounted to $6,186,461.

(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2012, the aggregate market value of these securities amounted to $113,107,808 or 28.5% of net assets.

(c)	Security is in default and is non-income producing.

(d)	Pay-In-Kind Payments (PIK).

(e)	Coupon rate adjusts periodically based upon a predetermined schedule. Stated interest rate in effect at August 31, 2012.

(f)	Non-income producing security.

(g)	Fair valued.

(h)	Illiquid security.

(i)	Floating Rate Security. Stated interest rate was in effect at August 31, 2012.

(j)	Variable rate coupon, rate shown as of August 31, 2012.

(k)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding. The aggregate market value of these securities amounted to $3,360,037.

(l)	One contract relates to 100 shares.

(m)	One contract relates to 1 share.

(n)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Currency Abbreviations:

AUD	– Australian Dollar
CAD	– Canadian Dollar
EUR	– Euro
GBP	– Great British Pound
TRY	– Turkish Lira
ZAR	– South African Rand

Glossary:

CDX-EM	– Emerging Market Credit Default Swap Index
CDX-NAHY	– North American High Yield Credit Default Swap Index
CDX-NAIG	– North American Investment Grade Credit Default Swap Index
CMBS	– Commercial Mortgage-Backed Securities
GO	– General Obligation
LIBOR	– London Interbank Offered Rates
OJSC	– Open Joint Stock Company
REIT	– Real Estate Investment Trust

See notes to financial statements.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	209

High-Yield Portfolio—Portfolio of Investments

SMALL-MID CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS

August 31, 2012

Company	Shares	U.S. $ Value

COMMON STOCKS – 98.7%
Financials – 30.7%
Capital Markets – 1.1%
Legg Mason, Inc.	147,660	$3,629,483

Commercial Banks – 10.1%
Associated Banc-Corp	282,100	3,656,016
CapitalSource, Inc.	635,750	4,405,748
Comerica, Inc.	136,140	4,180,859
First Niagara Financial Group, Inc.	455,418	3,593,248
Huntington Bancshares, Inc./OH	686,790	4,532,814
Popular, Inc.(a)	146,467	2,320,037
Susquehanna Bancshares, Inc.	387,200	4,069,472
Webster Financial Corp.	95,120	2,024,154
Zions Bancorporation	231,030	4,447,327

		33,229,675

Insurance – 8.8%
Amtrust Financial Services, Inc.(b)	73,535	1,917,058
Aspen Insurance Holdings Ltd.	138,110	4,016,239
Fidelity National Financial, Inc. – Class A	226,270	4,262,927
Platinum Underwriters Holdings Ltd.	106,250	4,222,375
Reinsurance Group of America, Inc. – Class A	77,590	4,557,637
Torchmark Corp.	84,380	4,318,568
Unum Group	172,440	3,364,304
Validus Holdings Ltd.	68,167	2,284,276

		28,943,384

Real Estate Investment Trusts (REITs) – 9.9%
BioMed Realty Trust, Inc.	227,970	4,224,284
BRE Properties, Inc.	60,245	3,007,430
Camden Property Trust	53,930	3,744,360
DiamondRock Hospitality Co.	274,360	2,639,343
Entertainment Properties Trust	93,470	4,261,297
Glimcher Realty Trust	352,540	3,694,619
Home Properties, Inc.	60,820	3,883,357
Mid-America Apartment Communities, Inc.	55,800	3,794,400
Plum Creek Timber Co., Inc.	81,250	3,325,563

		32,574,653

Thrifts & Mortgage Finance – 0.8%
Washington Federal, Inc.	152,500	2,455,250

		100,832,445

Consumer Discretionary – 17.4%
Auto Components – 3.0%
Dana Holding Corp.	184,040	2,513,986
Lear Corp.	102,120	3,965,320
TRW Automotive Holdings Corp.(a)	75,530	3,301,416

		9,780,722

210	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Small-Mid Cap Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Hotels, Restaurants & Leisure – 2.5%
MGM Resorts International(a)	397,312	$3,917,496
Royal Caribbean Cruises Ltd.	160,830	4,345,627

		8,263,123

Household Durables – 4.4%
Meritage Homes Corp.(a)	88,210	3,287,587
Newell Rubbermaid, Inc.	243,290	4,362,190
NVR, Inc.(a)	4,430	3,668,837
PulteGroup Inc(a)	231,420	3,165,825

		14,484,439

Media – 1.1%
Gannett Co., Inc.	239,160	3,649,582

Specialty Retail – 5.3%
ANN, Inc.(a)	113,555	4,040,287
Childrens Place Retail Stores, Inc. (The)(a)	78,890	4,491,997
Express, Inc.(a)	186,690	2,914,231
GameStop Corp. – Class A	64,580	1,232,186
Men’s Wearhouse, Inc. (The)	102,220	3,230,152
Office Depot, Inc.(a)	980,880	1,500,746

		17,409,599

Textiles, Apparel & Luxury Goods – 1.1%
Jones Group, Inc. (The)	292,650	3,707,876

		57,295,341

Information Technology – 16.1%
Computers & Peripherals – 0.4%
NCR Corp.(a)	62,780	1,405,644

Electronic Equipment, Instruments & Components – 8.5%
Anixter International, Inc.	31,930	1,919,951
Arrow Electronics, Inc.(a)	111,910	4,056,737
AU Optronics Corp. (Sponsored ADR)(a)	677,034	2,051,413
Avnet, Inc.(a)	124,710	4,016,909
Flextronics International Ltd.(a)	441,710	2,972,708
Ingram Micro, Inc. – Class A(a)	138,650	2,117,186
Insight Enterprises, Inc.(a)	181,596	3,261,464
TTM Technologies, Inc.(a)	361,938	3,836,543
Vishay Intertechnology, Inc.(a)	387,320	3,702,779

		27,935,690

IT Services – 2.3%
Amdocs Ltd.(a)	133,420	4,301,461
Convergys Corp.	210,110	3,258,806

		7,560,267

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	211

Small-Mid Cap Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Semiconductors & Semiconductor Equipment – 4.9%
Amkor Technology, Inc.(a)(b)	422,100	$1,979,649
Entegris, Inc.(a)	431,580	3,793,588
Lam Research Corp.(a)	109,020	3,720,853
Micron Technology, Inc.(a)	571,600	3,549,636
MKS Instruments, Inc.	114,884	3,114,505

		16,158,231

		53,059,832

Industrials – 10.6%
Building Products – 1.4%
Fortune Brands Home & Security, Inc.(a)	176,403	4,498,277

Commercial Services & Supplies – 1.2%
Avery Dennison Corp.	127,340	3,976,828

Construction & Engineering – 0.5%
Tutor Perini Corp.(a)	161,510	1,713,621

Electrical Equipment – 1.9%
EnerSys(a)	60,840	2,266,290
General Cable Corp.(a)	154,150	4,175,923

		6,442,213

Machinery – 1.8%
Sauer-Danfoss, Inc.	51,380	1,959,119
Timken Co.	96,730	3,884,677

		5,843,796

Road & Rail – 2.7%
Avis Budget Group, Inc.(a)	189,280	3,107,978
Con-way, Inc.	97,820	2,964,924
Hertz Global Holdings, Inc.(a)	189,010	2,680,162

		8,753,064

Trading Companies & Distributors – 1.1%
Aircastle Ltd.	318,790	3,640,582

		34,868,381

Utilities – 8.0%
Electric Utilities – 5.2%
Great Plains Energy, Inc.	184,530	3,934,180
NV Energy, Inc.	258,530	4,534,616
PNM Resources, Inc.	237,730	4,890,106
Portland General Electric Co.	145,070	3,893,679

		17,252,581

Gas Utilities – 2.8%
Atmos Energy Corp.	125,620	4,389,163

212	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Small-Mid Cap Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

UGI Corp.	152,470	$4,647,285

		9,036,448

		26,289,029

Energy – 5.9%
Energy Equipment & Services – 2.4%
Bristow Group, Inc.	87,380	4,097,248
Helmerich & Payne, Inc.	83,580	3,814,591

		7,911,839

Oil, Gas & Consumable Fuels – 3.5%
Plains Exploration & Production Co.(a)	76,370	3,002,868
Stone Energy Corp.(a)	82,420	1,939,343
Teekay Corp.	100,720	2,979,298
Tesoro Corp.	93,430	3,712,908

		11,634,417

		19,546,256

Consumer Staples – 4.6%
Beverages – 1.4%
Constellation Brands, Inc. – Class A(a)	139,864	4,607,120

Food Products – 3.2%
Dean Foods Co.(a)	124,150	2,038,543
Dole Food Co., Inc.(a)(b)	343,550	4,424,924
Tyson Foods, Inc. – Class A	260,060	4,072,540

		10,536,007

		15,143,127

Materials – 3.1%
Chemicals – 0.5%
Ferro Corp.(a)	454,460	1,490,629

Metals & Mining – 2.6%
Commercial Metals Co.	227,780	2,901,917
Reliance Steel & Aluminum Co.	54,900	2,823,507
Steel Dynamics, Inc.	233,040	2,847,749

		8,573,173

		10,063,802

Health Care – 2.3%
Health Care Providers & Services – 2.3%
Health Net, Inc.(a)	119,670	2,782,328
LifePoint Hospitals, Inc.(a)	116,398	4,704,807

		7,487,135

Total Common Stocks (cost $303,436,247)		324,585,348

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	213

Small-Mid Cap Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

SHORT-TERM INVESTMENTS – 1.8%
Investment Companies – 1.8%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.15%(c) (cost $5,855,974)	5,855,974	$5,855,974

Total Investments Before Security Lending Collateral for Securities Loaned – 100.5% (cost $309,292,221)		330,441,322

INVESTMENTS OF CASH COLLATERAL FOR SECURITY LOANED – 2.5%
Investment Companies – 2.5%
AllianceBernstein Exchange Reserves – Class I, 0.18%(c) (cost $8,083,392)	8,083,392	8,083,392

Total Investments – 103.0% (cost $317,375,613)		338,524,714

Other assets less liabilities – (3.0)%		(9,775,245)

Net Assets – 100.0%		$328,749,469

(a)	Non-income producing security.

(b)	Represents entire or partial securities out on loan. See Note D for securities lending information.

(c)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Glossary:

ADR – American Depositary Receipt

See notes to financial statements.

214	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Small-Mid Cap Value Portfolio—Portfolio of Investments

SMALL-MID CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS

August 31, 2012

Company	Shares	U.S. $ Value

COMMON STOCKS – 99.2%
Industrials – 25.3%
Aerospace & Defense – 2.6%
Hexcel Corp.(a)	233,489	$5,293,195
TransDigm Group, Inc.(a)	23,890	3,311,632

		8,604,827

Air Freight & Logistics – 1.0%
Expeditors International of Washington, Inc.	86,390	3,162,738

Building Products – 0.6%
Simpson Manufacturing Co., Inc.	83,672	2,127,779

Electrical Equipment – 1.9%
AMETEK, Inc.	184,900	6,343,919

Industrial Conglomerates – 0.8%
Carlisle Cos., Inc.	52,690	2,757,795

Machinery – 10.0%
Actuant Corp. – Class A	155,916	4,384,358
IDEX Corp.	135,485	5,400,432
Joy Global, Inc.	84,050	4,486,589
Lincoln Electric Holdings, Inc.	96,120	3,964,950
Middleby Corp.(a)	40,650	4,680,848
Robbins & Myers, Inc.	76,698	4,588,074
Valmont Industries, Inc.	40,971	5,193,074

		32,698,325

Marine – 1.6%
Kirby Corp.(a)	97,838	5,151,171

Professional Services – 2.7%
Advisory Board Co. (The)(a)	75,715	3,356,446
Robert Half International, Inc.	204,060	5,366,778

		8,723,224

Road & Rail – 1.2%
Genesee & Wyoming, Inc. – Class A(a)	60,260	3,830,125

Trading Companies & Distributors – 2.9%
MSC Industrial Direct Co., Inc. – Class A	56,800	3,936,240
United Rentals, Inc.(a)	176,210	5,693,345
		9,629,585

		83,029,488

Consumer Discretionary – 21.1%
Distributors – 1.6%
LKQ Corp.(a)	141,820	5,352,287

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	215

Small-Mid Cap Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Hotels, Restaurants & Leisure – 4.2%
Orient-Express Hotels Ltd. – Class A(a)	401,440	$3,528,658
Panera Bread Co. – Class A(a)	38,770	6,005,473
Wyndham Worldwide Corp.	85,220	4,443,371

		13,977,502

Media – 2.4%
National CineMedia, Inc.	263,850	3,825,825
Pandora Media, Inc.(a)(b)	333,800	4,002,262

		7,828,087

Multiline Retail – 1.3%
Dollar Tree, Inc.(a)	87,070	4,194,162

Specialty Retail – 10.7%
CarMax, Inc.(a)	114,157	3,492,063
Dick’s Sporting Goods, Inc.	116,860	5,814,954
Five Below, Inc.(a)(b)	29,816	958,286
Francesca’s Holdings Corp.(a)	149,932	5,297,097
Select Comfort Corp.(a)	185,016	5,285,907
Tractor Supply Co.	37,815	3,610,576
Ulta Salon Cosmetics & Fragrance, Inc.	63,510	5,969,940
Vitamin Shoppe, Inc.(a)	87,900	4,712,319

		35,141,142

Textiles, Apparel & Luxury Goods – 0.9%
Tumi Holdings, Inc.(a)(b)	140,637	2,961,815

		69,454,995

Information Technology – 20.3%
Communications Equipment – 1.0%
Ciena Corp.(a)(b)	245,100	3,350,517

Internet Software & Services – 2.5%
Bazaarvoice, Inc.(a)(b)	197,523	2,931,241
CoStar Group, Inc.(a)	64,687	5,255,819

		8,187,060

IT Services – 1.4%
Alliance Data Systems Corp.(a)	24,860	3,421,979
ServiceSource International, Inc.(a)(b)	110,814	1,026,138

		4,448,117

Semiconductors & Semiconductor Equipment – 6.5%
Fairchild Semiconductor International, Inc.(a)	257,716	3,742,036
Mellanox Technologies Ltd.(a)(b)	35,900	4,106,601
Skyworks Solutions, Inc.(a)	161,050	4,905,583
Teradyne, Inc.(a)	289,080	4,515,430
Veeco Instruments, Inc.(a)(b)	122,954	4,217,322

		21,486,972

216	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Small-Mid Cap Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Software – 8.9%
ANSYS, Inc.(a)	34,190	$2,383,043
Aspen Technology, Inc.(a)	197,406	4,812,758
Cadence Design Systems, Inc.(a)	471,835	6,228,222
Fortinet, Inc.(a)	156,040	4,136,620
MICROS Systems, Inc.(a)	71,268	3,610,437
SolarWinds, Inc.(a)	83,419	4,578,035
TIBCO Software, Inc.(a)	116,290	3,479,397

		29,228,512

		66,701,178

Health Care – 16.6%
Biotechnology – 3.8%
Amarin Corp. PLC (ADR)(a)(b)	90,190	1,234,701
Ariad Pharmaceuticals, Inc.(a)	113,299	2,329,427
BioMarin Pharmaceutical, Inc.(a)	116,520	4,350,857
Ironwood Pharmaceuticals, Inc.(a)	65,769	824,086
Onyx Pharmaceuticals, Inc.(a)	52,040	3,742,717

		12,481,788

Health Care Equipment & Supplies – 3.4%
HeartWare International, Inc.(a)(b)	28,850	2,584,094
NxStage Medical, Inc.(a)	62,410	795,728
Sirona Dental Systems, Inc.(a)	76,536	4,067,123
Volcano Corp.(a)	130,048	3,677,757

		11,124,702

Health Care Providers & Services – 7.1%
AMERIGROUP Corp.(a)	72,486	6,590,427
Catamaran Corp.(a)	59,889	5,219,326
HMS Holdings Corp.(a)	94,795	3,266,636
Mednax, Inc.(a)	70,577	4,889,575
WellCare Health Plans, Inc.(a)	59,650	3,381,558

		23,347,522

Pharmaceuticals – 2.3%
Akorn, Inc.(a)	317,564	4,395,086
Questcor Pharmaceuticals, Inc.(a)(b)	74,189	3,222,770

		7,617,856

		54,571,868

Financials – 7.8%
Capital Markets – 4.2%
Affiliated Managers Group, Inc.(a)	45,530	5,355,239
Lazard Ltd. – Class A	121,300	3,455,837
Stifel Financial Corp.(a)	156,591	5,117,394

		13,928,470

Commercial Banks – 3.6%
Iberiabank Corp.	85,022	3,988,382
Signature Bank/New York NY(a)	78,680	5,085,088

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	217

Small-Mid Cap Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

SVB Financial Group(a)	48,410	$2,807,296

		11,880,766

		25,809,236

Energy – 6.8%
Energy Equipment & Services – 3.9%
FMC Technologies, Inc.(a)	67,370	3,155,611
Oceaneering International, Inc.	76,300	4,085,102
Oil States International, Inc.(a)	57,249	4,479,162
Superior Energy Services, Inc.(a)	59,860	1,243,292

		12,963,167

Oil, Gas & Consumable Fuels – 2.9%
Cabot Oil & Gas Corp.	92,670	3,837,465
Concho Resources, Inc.(a)	33,693	3,023,610
SM Energy Co.	53,003	2,503,331

		9,364,406

		22,327,573

Telecommunication Services – 1.3%
Diversified Telecommunication Services – 1.3%
tw telecom, Inc.(a)	166,647	4,191,172

Materials – 0.0%
Chemicals – 0.0%
Eastman Chemical Co.	11	608

Total Common Stocks (cost $247,435,559)		326,086,118

SHORT-TERM INVESTMENTS – 0.5%
Investment Companies – 0.5%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.15%(c) (cost $1,569,772)	1,569,772	1,569,772

Total Investments Before Security Lending Collateral for Securities Loaned – 99.7% (cost $249,005,331)		327,655,890

218	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Small-Mid Cap Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

INVESTMENTS OF CASH COLLATERAL FOR SECURITY LOANED – 6.9%
Investment Companies – 6.9%
AllianceBernstein Exchange Reserves – Class I, 0.18%(c) (cost $22,658,967)	22,658,967	$22,658,967

Total Investments – 106.6% (cost $271,664,298)		350,314,857

Other assets less liabilities – (6.6)%		(21,680,596)

Net Assets – 100.0%		$328,634,261

(a)	Non-income producing security.

(b)	Represents entire or partial securities out on loan. See Note D for securities lending information.

(c)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Glossary:

ADR	– American Depositary Receipt

See notes to financial statements.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	219

Small-Mid Cap Growth Portfolio—Portfolio of Investments

MULTI-ASSET REAL RETURN PORTFOLIO

CONSOLIDATED PORTFOLIO OF INVESTMENTS

August 31, 2012

Company	Shares	U.S. $ Value

COMMON STOCKS – 63.9%
Energy – 24.2%
Coal & Consumable Fuels – 1.0%
Banpu PCL	121,200	$1,740,545
Cameco Corp.	47,140	1,027,205
Consol Energy, Inc.	5,900	178,180
Exxaro Resources Ltd.	133,330	2,367,788
Peabody Energy Corp.	7,000	151,410

		5,465,128

Integrated Oil & Gas – 17.8%
BG Group PLC	353,020	7,219,363
BP PLC	1,570,920	11,019,259
Cenovus Energy, Inc.	19,400	635,678
Chevron Corp.	89,530	10,041,685
China Petroleum & Chemical Corp. – Class H	4,318,000	4,078,844
ConocoPhillips	31,300	1,777,527
ENI SpA	139,820	3,085,089
Exxon Mobil Corp.	251,000	21,912,300
Gazprom OAO (Sponsored ADR)	577,060	5,619,987
Hess Corp.	29,430	1,487,098
Husky Energy, Inc.	14,900	394,058
Imperial Oil Ltd.	8,600	392,682
Petroleo Brasileiro SA	76,700	808,601
Petroleo Brasileiro SA (ADR)	121,370	2,565,762
Petroleo Brasileiro SA (Preference Shares)	108,300	1,103,327
Petroleo Brasileiro SA (Sponsored ADR)	56,668	1,166,227
PTT PCL	195,400	2,057,827
Royal Dutch Shell PLC (Euronext Amsterdam) – Class A	305,413	10,684,066
Royal Dutch Shell PLC – Class A	15	525
Royal Dutch Shell PLC – Class B	99,130	3,576,279
Statoil ASA	32,270	825,127
Suncor Energy, Inc. (Toronto)(a)	134,700	4,210,101
Total SA	53,020	2,643,402

		97,304,814

Oil & Gas Drilling – 0.7%
Ensco PLC	14,420	827,275
Seadrill Ltd.	38,730	1,596,451
Transocean Ltd.	27,290	1,338,029

		3,761,755

Oil & Gas Equipment & Services – 0.5%
Halliburton Co.	32,490	1,064,373
Schlumberger Ltd.	21,790	1,577,160

		2,641,533

Oil & Gas Exploration & Production – 4.2%
Anadarko Petroleum Corp.	39,510	2,736,858

220	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Multi-Asset Real Return Portfolio—Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Apache Corp.	9,900	$848,925
ARC Resources Ltd.	7,500	177,352
Athabasca Oil Corp.(b)	11,700	161,183
Baytex Energy Corp.	3,300	150,312
Cabot Oil & Gas Corp.	18,660	772,711
Canadian Natural Resources Ltd.	28,300	860,986
Canadian Oil Sands Ltd.	12,500	266,802
Chesapeake Energy Corp.	17,100	330,885
Cimarex Energy Co.	2,600	148,746
Cobalt International Energy, Inc.(b)	6,600	149,886
Concho Resources, Inc.(b)	2,500	224,350
Continental Resources, Inc./OK(b)	2,000	148,120
Crescent Point Energy Corp.	7,500	311,869
Denbury Resources, Inc.(b)	10,100	156,449
Devon Energy Corp.	28,440	1,644,685
EnCana Corp.	19,000	420,573
EOG Resources, Inc.	21,670	2,346,861
EQT Corp.	3,900	210,444
Lundin Petroleum AB(b)	36,940	832,145
Marathon Oil Corp.	57,440	1,597,981
MEG Energy Corp.(b)	3,800	149,648
Nexen, Inc. (Toronto)	17,103	429,939
Noble Energy, Inc.	13,940	1,225,326
Occidental Petroleum Corp.	51,940	4,415,419
OGX Petroleo e Gas Participacoes SA(b)	50,200	154,564
Pacific Rubiales Energy Corp.	7,500	183,363
Penn West Petroleum Ltd.	12,200	173,022
Pioneer Natural Resources Co.	3,000	292,080
Plains Exploration & Production Co.(b)	3,800	149,416
Progress Energy Resources Corp.	6,700	149,327
QEP Resources, Inc.	5,200	149,188
Range Resources Corp.	4,200	273,798
Southwestern Energy Co.(b)	9,000	280,170
Talisman Energy, Inc.	26,600	369,688
Vermilion Energy, Inc.	3,200	145,789
Whiting Petroleum Corp.(b)	3,400	151,368

		23,190,228

		132,363,458

Materials – 11.9%
Aluminum – 0.1%
Alcoa, Inc.	32,900	281,624

Diversified Chemicals – 0.5%
BASF SE	33,520	2,601,658

Diversified Metals & Mining – 4.5%
Anglo American PLC	183,130	5,085,596

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	221

Multi-Asset Real Return Portfolio—Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

BHP Billiton Ltd.	183,150	$6,064,564
BHP Billiton PLC	73,270	2,144,339
First Quantum Minerals Ltd.	14,700	283,188
Grupo Mexico SAB de CV	118,100	352,320
Minera Frisco SAB de CV(b)	61,600	235,599
Rio Tinto Ltd.	24,810	1,274,157
Rio Tinto PLC	153,040	6,681,608
Southern Copper Corp.	7,100	231,034
Teck Resources Ltd.	73,140	2,021,135
Turquoise Hill Resources Ltd.(b)	28,400	228,180

		24,601,720

Fertilizers & Agricultural Chemicals – 1.2%
Agrium, Inc. (Toronto)	21,810	2,146,374
CF Industries Holdings, Inc.	1,200	248,412
K&S AG	10,900	532,271
Monsanto Co.	34,540	3,008,779
Mosaic Co. (The)	5,700	330,087
Potash Corp. of Saskatchewan, Inc.	16,400	671,473

		6,937,396

Gold – 2.7%
Agnico-Eagle Mines Ltd.	5,300	255,981
Barrick Gold Corp.	30,900	1,191,487
Cia de Minas Buenaventura SA (ADR) – Class B	6,400	221,824
Eldorado Gold Corp.	20,800	276,208
Franco-Nevada Corp.	4,400	228,269
Freeport-McMoRan Copper & Gold, Inc.	44,570	1,609,422
Goldcorp, Inc.	92,670	3,804,570
IAMGOLD Corp.	16,900	220,990
Kinross Gold Corp.	219,890	1,954,082
Koza Altin Isletmeleri AS	58,360	1,148,191
New Gold, Inc.(b)	122,530	1,357,370
Newmont Mining Corp.	15,300	775,404
Real Gold Mining Ltd.(a)(c)(d)	686,500	123,918
Yamana Gold, Inc.	89,790	1,535,744

		14,703,460

Paper Products – 0.4%
Fibria Celulose SA (ADR)(b)	19,600	152,463
International Paper Co.	7,900	273,024
MeadWestvaco Corp.	5,100	146,676
Mondi PLC	193,210	1,701,412

		2,273,575

Precious Metals & Minerals – 0.2%
Industrias Penoles SAB de CV	4,300	179,004
North American Palladium Ltd.(a)(b)	317,090	573,933
Silver Wheaton Corp.	10,900	376,842

		1,129,779

222	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Multi-Asset Real Return Portfolio—Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Specialty Chemicals – 0.4%
Koninklijke DSM NV	49,986	$2,346,499

Steel – 1.9%
Allegheny Technologies, Inc.	5,000	148,200
Arrium Ltd.	671,187	451,300
Cia Siderurgica Nacional SA	31,300	154,195
Cliffs Natural Resources, Inc.	4,400	157,696
Commercial Metals Co.	84,270	1,073,600
Gerdau SA	26,500	231,201
JFE Holdings, Inc.	149,500	1,899,469
Metalurgica Gerdau SA (Preference Shares)	13,300	144,800
Nucor Corp.	9,800	368,970
United States Steel Corp.(a)	35,120	683,084
Vale SA	40,200	664,422
Vale SA (Preference Shares)	61,900	1,011,795
Vale SA (Sponsored ADR) (Local Preference Shares)	203,200	3,275,584

		10,264,316

		65,140,027

Equity:Other – 10.2%
Diversified/Specialty – 8.0%
Alexandria Real Estate Equities, Inc.	2,200	162,580
Aliansce Shopping Centers SA	8,500	84,962
Artis Real Estate Investment Trust	5,200	87,568
BioMed Realty Trust, Inc.	6,600	122,298
BR Properties SA	25,200	306,636
British Land Co. PLC	246,415	2,109,195
Canadian Real Estate Investment Trust	16,490	699,246
Capital Property Fund	427,600	555,173
CapitaLand Ltd.	324,000	784,168
Cheung Kong Holdings Ltd.	33,000	451,417
China Overseas Land & Investment Ltd.(a)	796,000	1,804,602
Cofinimmo	5,730	629,674
Dexus Property Group	361,649	357,915
Digital Realty Trust, Inc.(a)	25,740	1,917,887
Duke Realty Corp.	41,840	606,680
Dundee Real Estate Investment Trust	28,196	1,093,802
Evergrande Real Estate Group Ltd.(a)	3,630,000	1,398,494
Forest City Enterprises, Inc.(b)	8,100	122,148
GPT Group	95,790	347,682
Growthpoint Properties Ltd.	255,400	833,371
H&R Real Estate Investment Trust	6,500	166,827
Hang Lung Properties Ltd.	230,000	786,564
Henderson Land Development Co., Ltd.(a)	91,000	561,373
Hyprop Investments Ltd.	69,300	606,159
Iguatemi Empresa de Shopping Centers SA	3,200	76,930

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	223

Multi-Asset Real Return Portfolio—Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

JHSF Participacoes SA	12,500	$48,525
Kerry Properties Ltd.	95,000	454,262
Land Securities Group PLC	83,108	1,042,745
Lexington Realty Trust(a)	44,950	421,631
LPN Development PCL (NVDR)	418,800	225,018
Mapletree Commercial Trust	465,000	410,812
Mitsubishi Estate Co., Ltd.	163,000	2,876,278
Mitsui Fudosan Co., Ltd.	174,000	3,251,786
New World Development Co., Ltd.	1,522,000	1,902,249
Soho China Ltd.	1,548,000	983,981
Sonae Sierra Brasil SA	3,100	46,121
Sumitomo Realty & Development Co., Ltd.	85,000	2,088,416
Sun Hung Kai Properties Ltd.	220,305	2,867,631
Suntec Real Estate Investment Trust	593,000	688,401
Supalai PCL (NVDR)	534,400	310,381
Swire Properties Ltd.	363,800	1,043,067
Telecity Group PLC	61,935	855,295
Tokyu Land Corp.	184,000	908,560
UOL Group Ltd.	277,602	1,176,142
Vornado Realty Trust	27,120	2,201,330
Weyerhaeuser Co.	45,120	1,123,939
Wharf Holdings Ltd.	398,000	2,469,636

		44,069,557

Health Care – 1.8%
Chartwell Seniors Housing Real Estate Investment Trust	8,300	87,147
HCP, Inc.	48,570	2,227,420
Health Care REIT, Inc.	35,450	2,071,698
LTC Properties, Inc.	26,920	908,281
Omega Healthcare Investors, Inc.	5,000	120,100
Senior Housing Properties Trust	49,280	1,090,074
Ventas, Inc.	52,440	3,434,295

		9,939,015

Triple Net – 0.4%
Entertainment Properties Trust	32,010	1,459,336
National Retail Properties, Inc.	3,900	121,134
Realty Income Corp.(a)	11,520	485,338

		2,065,808

		56,074,380

Retail – 7.1%
Regional Mall – 2.9%
BR Malls Participacoes SA	83,600	1,041,963
CBL & Associates Properties, Inc.	5,700	121,809
General Growth Properties, Inc.	119,420	2,457,663
Glimcher Realty Trust	79,758	835,864
Macerich Co. (The)	4,800	285,936

224	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Multi-Asset Real Return Portfolio—Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Multiplan Empreendimentos Imobiliarios SA	6,700	$171,304
Simon Property Group, Inc.	42,931	6,813,150
Taubman Centers, Inc.	2,100	168,042
Westfield Group	379,057	3,896,333

		15,792,064

Shopping Center/Other Retail – 4.2%
Aeon Mall Co., Ltd.	46,700	1,094,173
American Realty Capital Trust, Inc.	121,520	1,433,936
Calloway Real Estate Investment Trust	3,900	115,922
Corio NV	35,508	1,512,279
DDR Corp.	46,716	711,018
Eurocommercial Properties NV	31,000	1,093,236
Federal Realty Investment Trust	2,300	248,193
First Capital Realty, Inc.	4,400	85,924
Inland Real Estate Corp.(a)	94,380	773,916
Japan Retail Fund Investment Corp.(a)	558	955,404
Kimco Realty Corp.	14,700	298,704
Klepierre	47,142	1,517,661
Link REIT (The)	211,378	942,887
Mercialys SA	47,690	978,423
Primaris Retail Real Estate Investment Trust	3,600	87,101
Regency Centers Corp.	24,160	1,183,840
Retail Opportunity Investments Corp.(a)	104,086	1,308,361
RioCan Real Estate Investment Trust (Toronto)	21,701	608,046
Tanger Factory Outlet Centers	29,930	1,004,151
Unibail-Rodamco SE	20,257	4,120,021
Weingarten Realty Investors	54,210	1,514,085
Westfield Retail Trust	518,760	1,552,786

		23,140,067

		38,932,131

Residential – 4.8%
Multi-Family – 3.8%
Apartment Investment & Management Co. – Class A	4,800	127,104
Ascott Residence Trust	433,000	434,460
Associated Estates Realty Corp.	86,550	1,316,425
AvalonBay Communities, Inc.	10,100	1,429,352
Berkeley Group Holdings PLC(b)	35,310	810,213
Boardwalk Real Estate Investment Trust	8,240	537,826
BRE Properties, Inc.	12,370	617,510
Brookfield Incorporacoes SA	202,400	405,817
Camden Property Trust	2,900	201,347
Canadian Apartment Properties REIT	3,400	85,539
China Vanke Co. Ltd. – Class B	330,410	414,571
Consorcio ARA SAB de CV(b)	94,200	24,685
Corp. GEO SAB de CV(b)	33,200	34,146

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	225

Multi-Asset Real Return Portfolio—Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Cyrela Brazil Realty SA Empreendimentos e Participacoes	25,800	$213,401
Desarrolladora Homex SAB de CV(b)	20,500	38,333
Equity Lifestyle Properties, Inc.	1,800	123,768
Equity Residential	44,860	2,709,544
Essex Property Trust, Inc.(a)	5,704	866,894
Even Construtora e Incorporadora SA	19,000	72,073
Ez Tec Empreendimentos e Participacoes SA	4,800	57,934
Gafisa SA(b)	34,900	71,007
GSW Immobilien AG	31,960	1,137,638
Helbor Empreendimentos SA	11,900	63,782
Home Properties, Inc.	1,900	121,315
KWG Property Holding Ltd.	2,215,500	1,156,337
Mid-America Apartment Communities, Inc.	1,800	122,400
Mirvac Group	877,349	1,227,850
MRV Engenharia e Participacoes SA	117,400	681,301
Northern Property Real Estate Investment Trust	23,416	756,343
PDG Realty SA Empreendimentos e Participacoes	195,000	379,452
Post Properties, Inc.	8,130	415,036
Rossi Residencial SA	149,100	446,588
Stockland	568,880	1,874,694
Tecnisa SA	11,300	47,596
UDR, Inc.	61,820	1,560,955
Urbi Desarrollos Urbanos SAB de CV(b)	49,700	25,144

		20,608,380

Self Storage – 1.0%
CubeSmart	105,090	1,355,661
Extra Space Storage, Inc.	47,477	1,619,441
Public Storage	7,227	1,051,962
Sovran Self Storage, Inc.	24,912	1,416,247

		5,443,311

Student Housing – 0.0%
American Campus Communities, Inc.	3,200	149,184

		26,200,875

Office – 2.9%
Office – 2.9%
Allied Properties Real Estate Investment Trust	21,244	659,464
Boston Properties, Inc.	21,593	2,421,223
Brandywine Realty Trust	24,520	299,144
Brookfield Office Properties, Inc.	13,600	228,334
Castellum AB	59,964	800,222
Cominar Real Estate Investment Trust	52,293	1,283,784
Commonwealth Property Office Fund	392,314	418,113
Douglas Emmett, Inc.	39,818	955,234
Hongkong Land Holdings Ltd.	208,000	1,270,864

226	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Multi-Asset Real Return Portfolio—Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Hufvudstaden AB – Class A	87,842	$1,077,288
Japan Excellent, Inc.	89	457,040
Japan Real Estate Investment Corp.	84	821,109
Kilroy Realty Corp.	21,789	1,028,659
Liberty Property Trust	15,970	588,974
Nippon Building Fund, Inc.	114	1,155,603
Orix JREIT, Inc.(a)	218	999,071
Piedmont Office Realty Trust, Inc.	7,100	120,487
SL Green Realty Corp.	14,227	1,146,696

		15,731,309

Lodging – 1.3%
Lodging – 1.3%
Far East Hospitality Trust(b)	492,000	388,785
FelCor Lodging Trust, Inc.(b)	157,640	731,450
Great Eagle Holdings Ltd.	295,000	818,442
Hospitality Properties Trust	5,000	120,350
Host Hotels & Resorts, Inc.	72,260	1,105,578
Intercontinental Hotels Group PLC	48,680	1,241,301
Pebblebrook Hotel Trust	57,350	1,355,180
Strategic Hotels & Resorts, Inc.(b)	224,690	1,370,609

		7,131,695

Industrials – 1.3%
Industrial Warehouse Distribution – 1.0%
Global Logistic Properties Ltd.	553,000	1,053,281
Hopewell Holdings Ltd.	150,500	483,835
Mapletree Logistics Trust	1,109,000	987,854
ProLogis, Inc.	63,666	2,175,467
Segro PLC	223,610	820,686

		5,521,123

Mixed Office Industrial – 0.3%
Goodman Group	344,887	1,425,585

		6,946,708

Food Beverage & Tobacco – 0.2%
Agricultural Products – 0.2%
Archer-Daniels-Midland Co.	12,600	337,050
Bunge Ltd.	15,460	984,029

		1,321,079

Total Common Stocks (cost $336,618,848)		349,841,662

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	227

Multi-Asset Real Return Portfolio—Consolidated Portfolio of Investments

Company	Principal Amount (000)	U.S. $ Value

INFLATION-LINKED SECURITIES – 14.1%
United States – 14.1%
U.S. Treasury Inflation Index 0.625%, 7/15/21 (TIPS)	$5,639	$6,381,590
1.875%, 7/15/15 (TIPS)(e)	24,582	27,026,488
1.875%, 7/15/15 (TIPS)	39,813	43,772,922

Total Inflation-Linked Securities (cost $76,093,146)		77,181,000

INVESTMENT COMPANIES – 1.1%
Funds and Investment Trusts – 1.1%
Market Vectors Gold Miners ETF (cost $5,374,578)	128,020	6,137,279

	Contracts
OPTIONS PURCHASED - PUTS – 0.2%
Options on Equity Indices – 0.2%
S&P 500 Index Expiration: Mar 2013, Exercise Price: $ 1,375.00(b)(f)	170	1,277,550
S&P 500 Index Expiration: Sep 2012, Exercise Price: $ 1,275.00(b)(f)	67	9,715

Total Options Purchased – Puts (cost $1,964,557)		1,287,265

OPTIONS PURCHASED - CALLS – 0.0%
Options on Funds and Investment Trusts – 0.0%
iShares Silver Trust Expiration: Oct 2012, Exercise Price: $ 32.00(b)(f)	654	54,282
SPDR Gold Trust Expiration: Sep 2012, Exercise Price: $ 165.00(b)(f)	469	102,476

Total Options Purchased – Calls (cost $225,271)		156,758

	Shares
SHORT-TERM INVESTMENTS – 17.9%
Investment Companies – 7.9%
AllianceBernstein Fixed-Income Shares, Inc.—Government STIF Portfolio, 0.15%(g) (cost $42,969,182)	42,969,182	42,969,182

228	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Multi-Asset Real Return Portfolio—Consolidated Portfolio of Investments

Company	Principal Amount (000)	U.S. $ Value

U.S. TREASURY BILLS – 10.0%
U.S. Treasury Bill Zero Coupon, 9/06/12	$1,325	$1,324,984
Zero Coupon, 9/13/12(e)(h)	11,950	11,949,707
Zero Coupon, 10/04/12-10/11/12(e)	41,520	41,516,642

Total U.S. Treasury Bills (cost $54,791,333)		54,791,333

Total Short-Term Investments (cost $97,760,515)		97,760,515

Total Investments Before Security Lending Collateral for Securities Loaned – 97.2% (cost $518,036,915)		532,364,479

	Shares
INVESTMENTS OF CASH COLLATERAL FOR SECURITY LOANED – 2.9%
Investment Companies – 2.9%
AllianceBernstein Exchange Reserves – Class I, 0.18%(g) (cost $16,100,779)	16,100,779	16,100,779

Total Investments – 100.1% (cost $534,137,694)		548,465,258
Other assets less liabilities – (0.1)%		(536,579)

Net Assets – 100.0%		$547,928,679

FUTURES CONTRACTS (see Note C)

Type	Number of Contracts	Expiration Month	Original Value	Value at August 31, 2012	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
Brent Crude Oil Futures	33	October 2012	$3,658,452	$3,780,810	$122,358
Cocoa Futures	172	December 2012	4,402,607	4,634,683	232,076
Gasoline RBOB Futures	34	October 2012	3,731,151	4,245,159	514,008
Lean Hogs Futures	100	October 2012	3,199,910	2,967,000	(232,910)
Platinum Futures	51	October 2012	3,721,171	3,920,115	198,944
PlatinumFutures	75	January 2013	5,505,926	5,777,250	271,324
Soybean Futures	47	November 2012	3,165,816	4,127,775	961,959
Soybean Meal Futures	78	December 2012	3,009,061	4,160,520	1,151,459
Wheat Futures	92	December 2012	3,944,747	4,167,600	222,853

Sold Contracts
Aluminum HG Futures	93	September 2012	4,404,659	4,395,994	8,665
Cattle Feeder Futures	56	October 2012	3,963,205	4,106,900	(143,695)
Coffee C Futures	37	December 2012	2,532,306	2,285,906	246,400

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	229

Multi-Asset Real Return Portfolio—Consolidated Portfolio of Investments

Type	Number of Contracts	Expiration Month	Original Value	Value at August 31, 2012	Unrealized Appreciation/ (Depreciation)
Copper London Metal Exchange Futures	11	September 2012	$2,052,167	$2,093,712	$(41,545)
Gas Oil Futures	17	October 2012	1,622,350	1,690,225	(67,875)
Gold 100 OZ Futures	81	December 2012	12,791,313	13,669,560	(878,247)
Heating Oil Futures	47	October 2012	5,977,077	6,277,715	(300,638)
S&P 500 E Mini Index Futures	157	September 2012	11,118,636	11,030,035	88,601
S&P 500 Index Futures	47	September 2012	16,440,513	16,509,925	(69,412)
Silver Futures	10	December 2012	1,396,675	1,572,100	(175,425)
Soybean Oil Futures	213	December 2012	6,745,778	7,294,824	(549,046)
Sugar 11 Futures	63	October 2012	1,383,366	1,395,677	(12,311)

					$1,547,543

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note C)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC Wholesale	EUR	1,174	USD	1,494	9/14/12	$17,353
Barclays Bank PLC Wholesale	USD	2,053	ZAR	16,949	9/14/12	(38,510)
BNP Paribas SA	USD	1,243	CHF	1,191	9/14/12	4,362
Citibank NA	CAD	1,438	USD	1,417	9/14/12	(41,279)
Citibank NA	USD	1,765	GBP	1,135	9/14/12	37,007
Citibank NA	USD	1,366	SEK	9,623	9/14/12	86,132
Credit Suisse London Branch (GFX)	CAD	2,321	USD	2,254	9/14/12	(99,728)
Deutsche Bank AG London	USD	11,713	EUR	9,524	9/14/12	267,090
Deutsche Bank AG London	EUR	1,408	USD	1,746	9/14/12	(25,110)
Deutsche Bank AG London	GBP	1,002	USD	1,545	9/14/12	(45,718)
Deutsche Bank AG London	USD	2,228	SGD	2,770	9/14/12	(5,605)
Goldman Sachs International	CAD	1,784	USD	1,775	9/14/12	(34,098)
Goldman Sachs International	USD	1,583	EUR	1,309	9/14/12	63,544
Goldman Sachs International	GBP	3,977	USD	6,186	9/14/12	(129,002)
HSBC BankUSA	USD	1,446	CAD	1,475	9/14/12	49,794
HSBC BankUSA	USD	946	JPY	75,105	9/14/12	13,570
JPMorgan Chase Bank	USD	2,108	CAD	2,113	9/14/12	35,289
Royal Bank of Canada	CAD	18,414	USD	17,832	9/14/12	(844,721)
Royal Bank of Canada	EUR	16,680	USD	20,828	9/14/12	(153,771)
Royal Bank of Scotland PLC	USD	1,838	MXN	24,513	9/14/12	16,421
Royal Bank of Scotland PLC	NOK	11,550	USD	1,978	9/14/12	(13,968)
Royal Bank of Scotland PLC	SEK	9,072	USD	1,375	9/14/12	5,835
Standard Chartered Bank	USD	1,357	HKD	10,520	9/14/12	(630)
State Street Bank and Trust Co.	BRL	6,440	USD	3,115	9/14/12	(52,470)
State Street Bank and Trust Co.	USD	19,971	CNY	127,162	9/14/12	57,703
State Street Bank and Trust Co.	USD	2,506	INR	140,492	9/14/12	18,326
State Street Bank and Trust Co.	USD	2,162	IDR	20,453,303	9/14/12	(21,613)
State Street Bank and Trust Co.	USD	1,949	MYR	6,085	9/14/12	(431)
State Street Bank and Trust Co.	USD	1,215	RUB	39,384	9/14/12	3,813
State Street Bank and Trust Co.	USD	1,924	KRW	2,171,428	9/14/12	(11,279)
State Street Bank and Trust Co.	THB	73,259	USD	2,318	9/14/12	(18,790)
UBS AG	USD	1,647	CAD	1,684	9/14/12	60,700
UBS AG	USD	1,986	GBP	1,282	9/14/12	49,546
Westpac Banking Corp.	AUD	6,512	USD	6,398	9/14/12	(324,082)

						$(1,074,320)

230	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Multi-Asset Real Return Portfolio—Consolidated Portfolio of Investments

CALL OPTIONS WRITTEN (see Note C)

Description	Contracts	Exercise Price	Expiration Month	U.S. $ Value
iShares Silver Trust(f)	654	$37.00	October 2012	$(10,137)
SPDR Gold Shares(f)	469	180.00	September 2012	(7,035)

(premium received $82,565)				$(17,172)

PUT OPTIONS WRITTEN (see Note C)

Description	Contracts	Exercise Price	Expiration Month	U.S. $ Value
iShares Silver Trust(f)	654	$22.00	October 2012	$(3,270)
S&P 500 Index(f)	170	1,200.00	March 2013	(520,200)
SPDR Gold Shares(f)	469	140.00	September 2012	(1,173)

(premium received $819,116)				$(524,643)

INTEREST RATE SWAP CONTRACTS (see Note C)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund		Unrealized Appreciation/ (Depreciation)
Bank of America, NA	$6,040	3/30/22	2.263%	3 Month LIBOR		$(414,858)
Citibank, NA	1,500	3/27/18	2.45%	CPI	#	(24,655)

						$(439,513)

#	Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

TOTAL RETURN SWAP CONTRACTS (see Note C)

Receive/ Pay Total Return on Reference Index	Index	# of Shares or Units	Rate Paid by the Fund	Notional Amount (000)	Maturity Date	Counterparty	Unrealized Appreciation/ (Depreciation)
Receive Total Return on Reference Index
Receive	Dow Jones-UBS Commodity Index 2 Month Forward	352,354	0.16%	$105,963	9/17/12	JPMorgan Chase Bank, NA	$2,630,566
Receive	Dow Jones-UBS Commodity Index 2 Month Forward	11,503	0.16%	3,459	9/17/12	JPMorgan Chase Bank, NA	85,878
Receive	Dow Jones-UBS Commodity Index 2 Month Forward	73,721	0.16%	22,170	9/17/12	JPMorgan Chase Bank, NA	550,378

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	231

Multi-Asset Real Return Portfolio—Consolidated Portfolio of Investments

Receive/ Pay Total Return on Reference Index	Index	# of Shares or Units	Rate Paid/ Received by the Fund	Notional Amount (000)	Maturity Date	Counterparty	Unrealized Appreciation/ (Depreciation)
Receive	Dow Jones-UBS Commodity Index	239,490	0.11%	$34,073	9/17/12	Merrill Lynch International	$896,965
Receive	Dow Jones-UBS Commodity Index	27,086	0.11%	3,854	9/17/12	Merrill Lynch International	101,446

							$4,265,233

(a)	Represents entire or partial securities out on loan. See Note D for securities lending information.

(b)	Non-income producing security.

(c)	Fair valued.

(d)	Illiquid security.

(e)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding. The aggregate market value of these securities amounted to $12,727,673.

(f)	One contract relates to 100 shares.

(g)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

(h)	Position, or a portion thereof, has been segregated to collateralize margin requirements for open futures contracts. The market value of the collateral amounted to $2,999,925.

Currency Abbreviations:

AUD	– Australian Dollar
BRL	– Brazilian Real
CAD	– Canadian Dollar
CHF	– Swiss Franc
CNY	– Chinese Yuan Renminbi
EUR	– Euro
GBP	– Great British Pound
HKD	– Hong Kong Dollar
IDR	– Indonesian Rupiah
INR	– Indian Rupee
JPY	– Japanese Yen
KRW	– South Korean Won
MXN	– Mexican Peso
MYR	– Malaysian Ringgit
NOK	– Norwegian Krone
RUB	– Russian Ruble
SEK	– Swedish Krona
SGD	– Singapore Dollar
THB	– Thailand Baht
ZAR	– South African Rand

Glossary:

ADR	– American Depositary Receipt
NVDR	– Non Voting Depositary Receipt
REIT	– Real Estate Investment Trust
TIPS	– Treasury Inflation Protected Security

See notes to financial statements.

232	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Multi-Asset Real Return Portfolio—Consolidated Portfolio of Investments

VOLATILITY MANAGEMENT PORTFOLIO

PORTFOLIO OF INVESTMENTS

August 31, 2012

Company	Shares	U.S. $ Value

COMMON STOCKS – 25.8%
Information Technology – 4.1%
Communications Equipment – 0.4%
Cisco Systems, Inc.	145,300	$2,772,324
F5 Networks, Inc.(a)	2,200	214,478
Harris Corp.	3,100	145,793
JDS Uniphase Corp.(a)	6,200	69,378
Juniper Networks, Inc.(a)	14,300	249,392
Motorola Solutions, Inc.	7,900	376,514
QUALCOMM, Inc.	46,500	2,857,890

		6,685,769

Computers & Peripherals – 1.2%
Apple, Inc.	25,460	16,937,010
Dell, Inc.(a)	40,300	426,777
EMC Corp./MA(a)	56,900	1,495,901
Hewlett-Packard Co.	53,600	904,768
Lexmark International, Inc. – Class A(b)	1,900	41,249
NetApp, Inc.(a)	9,800	338,296
SanDisk Corp.(a)	6,600	272,052
Seagate Technology PLC	10,180	325,862
Western Digital Corp.(a)	6,300	263,466

		21,005,381

Electronic Equipment & Instruments & Components – 0.1%
Amphenol Corp. – Class A	4,400	267,828
Corning, Inc.	41,100	492,789
FLIR Systems, Inc.	4,100	81,180
Jabil Circuit, Inc.	4,900	111,622
Molex, Inc.(b)	3,700	98,235
TE Connectivity Ltd.	11,600	407,972

		1,459,626

Internet Software & Services – 0.4%
Akamai Technologies, Inc.(a)	4,800	180,048
eBay, Inc.(a)	31,200	1,481,064
Google, Inc. – Class A(a)	6,950	4,761,376
VeriSign, Inc.(a)	4,300	205,024
Yahoo!, Inc.(a)	33,000	483,450

		7,110,962

IT Services – 0.8%
Accenture PLC	17,500	1,078,000
Automatic Data Processing, Inc.	13,300	772,464
Cognizant Technology Solutions Corp. – Class A(a)	8,300	533,524
Computer Sciences Corp.	4,200	135,282
Fidelity National Information Services, Inc.	6,400	201,600

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	233

Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Fiserv, Inc.(a)	3,700	$263,847
International Business Machines Corp.	31,300	6,098,805
Mastercard, Inc. – Class A	2,880	1,217,952
Paychex, Inc.	8,700	289,362
SAIC, Inc.(b)	7,500	91,575
Teradata Corp.(a)	4,600	351,348
Total System Services, Inc.	4,300	99,674
Visa, Inc. – Class A	13,500	1,731,375
Western Union Co. (The) – Class W	16,600	292,326

		13,157,134

Office Electronics – 0.0%
Xerox Corp.(b)	36,500	269,005

Semiconductors & Semiconductor Equipment – 0.4%
Advanced Micro Devices, Inc.(a)	15,900	59,148
Altera Corp.	8,700	324,771
Analog Devices, Inc.	8,100	321,894
Applied Materials, Inc.	34,700	405,643
Broadcom Corp. – Class A(a)	13,400	476,102
Intel Corp.	136,500	3,389,295
KLA-Tencor Corp.	4,500	230,895
Lam Research Corp.(a)	5,388	183,892
Linear Technology Corp.	6,200	204,755
LSI Corp.(a)	15,400	119,966
Microchip Technology, Inc.(b)	5,200	180,700
Micron Technology, Inc.(a)	26,800	166,428
NVIDIA Corp.(a)	16,700	234,301
Teradyne, Inc.(a)	5,000	78,100
Texas Instruments, Inc.	31,000	900,240
Xilinx, Inc.	7,100	240,761

		7,516,891

Software – 0.8%
Adobe Systems, Inc.(a)	13,400	419,018
Autodesk, Inc.(a)	6,200	192,510
BMC Software, Inc.(a)	4,300	178,020
CA, Inc.	9,600	249,888
Citrix Systems, Inc.(a)	5,100	396,219
Electronic Arts, Inc.(a)	8,600	114,638
Intuit, Inc.	8,000	468,320
Microsoft Corp.	202,900	6,253,378
Oracle Corp.	105,300	3,332,745
Red Hat, Inc.(a)	5,200	291,408
Salesforce.com, Inc.(a)	3,800	551,684
Symantec Corp.(a)	19,500	347,685

		12,795,513

		70,000,281

234	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Financials – 2.7%
Capital Markets – 0.4%
Ameriprise Financial, Inc.	5,900	$323,969
Bank of New York Mellon Corp. (The)	32,300	728,042
BlackRock, Inc. – Class A	3,540	624,350
Charles Schwab Corp. (The)	29,300	395,257
E*Trade Financial Corp.(a)	6,900	59,133
Federated Investors, Inc. – Class B(b)	2,500	53,050
Franklin Resources, Inc.	3,900	457,860
Goldman Sachs Group, Inc. (The)	13,400	1,416,648
Invesco Ltd.	12,100	286,528
Legg Mason, Inc.	3,400	83,572
Morgan Stanley	41,300	619,500
Northern Trust Corp.	6,500	301,860
State Street Corp.	13,200	549,120
T Rowe Price Group, Inc.	6,900	423,936

		6,322,825

Commercial Banks – 0.6%
BB&T Corp.	18,900	596,106
Comerica, Inc.	5,300	162,763
Fifth Third Bancorp	24,900	376,986
First Horizon National Corp.	6,800	60,928
Huntington Bancshares, Inc./OH	23,400	154,440
KeyCorp	25,800	217,494
M&T Bank Corp.(b)	3,400	295,460
PNC Financial Services Group, Inc.	14,300	888,888
Regions Financial Corp.	38,300	266,568
SunTrust Banks, Inc.	14,600	367,482
US Bancorp	51,400	1,717,274
Wells Fargo & Co.	144,200	4,907,126
Zions Bancorporation	4,900	94,325

		10,105,840

Consumer Finance – 0.2%
American Express Co.	27,200	1,585,760
Capital One Financial Corp.	15,785	892,326
Discover Financial Services	14,400	557,712
SLM Corp.	13,200	207,900

		3,243,698

Diversified Financial Services – 0.6%
Bank of America Corp.	292,402	2,336,292
Citigroup, Inc.	79,500	2,361,945
CME Group, Inc. – Class A	9,000	494,100
IntercontinentalExchange, Inc.(a)	2,000	273,400
JPMorgan Chase & Co.	103,300	3,836,562
Leucadia National Corp.	5,300	113,314
Moody’s Corp.	5,300	209,880

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	235

Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

NASDAQ OMX Group, Inc. (The)	3,300	$75,471
NYSE Euronext	6,800	170,340

		9,871,304

Insurance – 0.7%
ACE Ltd.	9,200	678,316
Aflac, Inc.	12,700	586,486
Allstate Corp. (The)	13,300	495,824
American International Group, Inc.(a)	17,300	593,909
AON PLC	8,800	457,248
Assurant, Inc.	2,300	81,075
Berkshire Hathaway, Inc.(a)	47,700	4,023,018
Chubb Corp. (The)	7,300	539,397
Cincinnati Financial Corp.	4,400	170,104
Genworth Financial, Inc. – Class A(a)	13,300	70,357
Hartford Financial Services Group, Inc.	11,900	213,367
Lincoln National Corp.	7,700	178,794
Loews Corp.	8,300	337,395
Marsh & McLennan Cos., Inc.	14,800	505,716
MetLife, Inc.	28,800	982,944
Principal Financial Group, Inc.	8,100	222,264
Progressive Corp. (The)	16,500	322,245
Prudential Financial, Inc.	12,700	692,277
Torchmark Corp.	2,700	138,186
Travelers Cos., Inc. (The)	10,600	686,244
Unum Group	7,700	150,227
XL Group PLC	8,400	194,208

		12,319,601

Real Estate Investment Trusts (REITs) – 0.1%
American Tower Corp.	10,700	753,280
Plum Creek Timber Co., Inc.	4,400	180,092

		933,372

Real Estate Management & Development – 0.1%
CapitaLand Ltd.	317,050	767,347
CapitaMalls Asia Ltd.(b)	155,296	206,707
CBRE Group, Inc.(a)	8,900	154,059
Hang Lung Properties Ltd.	223,150	763,138

		1,891,251

Thrifts & Mortgage Finance – 0.0%
Hudson City Bancorp, Inc.	14,300	102,817
People’s United Financial, Inc.	9,600	114,912

		217,729

		44,905,620

236	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Health Care – 2.4%
Biotechnology – 0.3%
Alexion Pharmaceuticals, Inc.(a)	5,240	$561,780
Amgen, Inc.	21,100	1,770,712
Biogen Idec, Inc.(a)	6,500	952,835
Celgene Corp.(a)	12,000	864,480
Gilead Sciences, Inc.(a)	20,500	1,182,645

		5,332,452

Health Care Equipment & Supplies – 0.4%
Baxter International, Inc.	14,900	874,332
Becton Dickinson and Co.	5,500	417,890
Boston Scientific Corp.(a)	38,700	208,980
CareFusion Corp.(a)	6,000	157,620
Covidien PLC	13,100	734,255
CR Bard, Inc.	2,300	225,653
DENTSPLY International, Inc.	3,800	137,826
Edwards Lifesciences Corp.(a)	3,100	316,541
Intuitive Surgical, Inc.(a)	1,130	555,723
Medtronic, Inc.(b)	28,200	1,146,612
St. Jude Medical, Inc.	8,500	320,960
Stryker Corp.	8,800	468,688
Varian Medical Systems, Inc.(a)	3,000	176,370
Zimmer Holdings, Inc.	4,800	296,544

		6,037,994

Health Care Providers & Services – 0.4%
Aetna, Inc.	9,400	361,054
AmerisourceBergen Corp. – Class A	6,800	261,936
Cardinal Health, Inc.	9,400	371,770
CIGNA Corp.	7,800	357,006
Coventry Health Care, Inc.	3,800	158,194
DaVita, Inc.(a)	2,600	252,902
Express Scripts Holding Co.(a)	21,883	1,370,314
Humana, Inc.	4,400	308,352
Laboratory Corp. of America Holdings(a)	2,600	228,670
McKesson Corp.	6,400	557,504
Patterson Cos., Inc.(b)	2,300	78,131
Quest Diagnostics, Inc.	4,300	260,021
Tenet Healthcare Corp.(a)(b)	11,200	58,128
UnitedHealth Group, Inc.	28,100	1,525,830
WellPoint, Inc.	9,000	538,830

		6,688,642

Health Care Technology – 0.0%
Cerner Corp.(a)	4,000	292,560

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	237

Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Life Sciences Tools & Services – 0.1%
Agilent Technologies, Inc.	9,400	$349,304
Life Technologies Corp.(a)	4,800	229,008
PerkinElmer, Inc.	3,000	81,900
Thermo Fisher Scientific, Inc.	10,000	573,500
Waters Corp.(a)	2,400	192,456

		1,426,168

Pharmaceuticals – 1.2%
Abbott Laboratories	42,700	2,798,558
Allergan, Inc./United States	8,400	723,492
Bristol-Myers Squibb Co.	45,800	1,511,858
Eli Lilly & Co.	27,700	1,244,007
Forest Laboratories, Inc.(a)	7,200	249,768
Hospira, Inc.(a)	4,400	147,752
Johnson & Johnson	74,500	5,023,535
Merck & Co., Inc.	82,500	3,551,625
Mylan, Inc./PA(a)	11,600	273,412
Perrigo Co.	2,600	285,922
Pfizer, Inc.	203,200	4,848,352
Watson Pharmaceuticals, Inc.(a)	3,500	284,725

		20,943,006

		40,720,822

Industrials – 2.3%
Aerospace & Defense – 0.5%
Boeing Co. (The)	20,300	1,449,420
General Dynamics Corp.	9,800	641,998
Honeywell International, Inc.	21,100	1,233,295
L-3 Communications Holdings, Inc.	2,600	182,624
Lockheed Martin Corp.	7,200	656,208
Northrop Grumman Corp.	6,800	454,852
Precision Castparts Corp.	4,000	644,320
Raytheon Co.	9,000	508,680
Rockwell Collins, Inc.	3,900	190,593
Textron, Inc.	7,600	203,072
United Technologies Corp.	24,700	1,972,295

		8,137,357

Air Freight & Logistics – 0.2%
CH Robinson Worldwide, Inc.	4,400	249,084
Expeditors International of Washington, Inc.	5,700	208,677
FedEx Corp.	8,600	753,618
United Parcel Service, Inc. – Class B	26,100	1,926,441

		3,137,820

Airlines – 0.0%
Southwest Airlines Co.	20,800	185,952

238	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Building Products – 0.0%
Masco Corp.(b)	9,600	$135,936

Commercial Services & Supplies – 0.1%
Avery Dennison Corp.	2,800	87,444
Cintas Corp.	3,000	121,260
Pitney Bowes, Inc.(b)	5,400	72,144
Republic Services, Inc. – Class A	8,500	235,025
RR Donnelley & Sons Co.(b)	4,800	52,704
Stericycle, Inc.(a)	2,300	210,496
Waste Management, Inc.	12,500	432,250

		1,211,323

Construction & Engineering – 0.0%
Fluor Corp.	4,600	236,900
Jacobs Engineering Group, Inc.(a)	3,500	138,390
Quanta Services, Inc.(a)	5,700	136,800

		512,090

Electrical Equipment – 0.1%
Cooper Industries PLC	4,300	314,545
Emerson Electric Co.	19,900	1,009,328
First Solar, Inc.(a)(b)	1,600	31,984
Rockwell Automation, Inc.	3,900	281,034
Roper Industries, Inc.	2,700	277,533

		1,914,424

Industrial Conglomerates – 0.6%
3M Co.	18,800	1,740,880
Danaher Corp.	15,600	835,692
General Electric Co.	287,500	5,954,125
Tyco International Ltd.	12,600	710,388

		9,241,085

Industrial Warehouse Distribution – 0.2%
Ascendas Real Estate Investment Trust	208,000	394,343
DCT Industrial Trust, Inc.	24,760	156,483
EastGroup Properties, Inc.	2,830	151,688
First Industrial Realty Trust, Inc.(a)(b)	8,850	114,165
Global Logistic Properties Ltd.	229,715	437,531
Hansteen Holdings PLC	63,863	76,116
Mapletree Industrial Trust	122,062	133,246
Mapletree Logistics Trust	181,905	162,034
ProLogis, Inc.	58,285	1,991,598
Segro PLC	74,125	272,051
Warehouses De Pauw SCA	990	48,511

		3,937,766

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	239

Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Machinery – 0.4%
Caterpillar, Inc.	17,700	$1,510,341
Cummins, Inc.	5,200	504,972
Deere & Co.	10,800	811,188
Dover Corp.	5,000	289,050
Eaton Corp.(b)	9,100	406,952
Flowserve Corp.	1,500	191,490
Illinois Tool Works, Inc.	12,900	764,841
Ingersoll-Rand PLC	8,100	378,756
Joy Global, Inc.	2,900	154,802
PACCAR, Inc.	9,700	387,127
Pall Corp.	3,100	172,081
Parker Hannifin Corp.	4,100	327,918
Snap-On, Inc.	1,600	111,072
Stanley Black & Decker, Inc.	4,600	302,588
Xylem, Inc./NY	5,000	121,450

		6,434,628

Mixed Office Industrial – 0.0%
Goodman Group	153,958	636,383

Professional Services – 0.0%
Dun & Bradstreet Corp. (The)	1,300	105,235
Equifax, Inc.	3,300	151,074
Robert Half International, Inc.	3,800	99,940

		356,249

Road & Rail – 0.2%
CSX Corp.	28,200	633,372
Norfolk Southern Corp.	8,800	637,648
Ryder System, Inc.	1,400	56,014
Union Pacific Corp.	12,900	1,566,576

		2,893,610

Trading Companies & Distributors – 0.0%
Fastenal Co.(b)	8,000	344,720
WW Grainger, Inc.	1,700	350,132

		694,852

		39,429,475

Energy – 2.3%
Energy Equipment & Services – 0.4%
Baker Hughes, Inc.	11,900	542,640
Cameron International Corp.(a)	6,700	366,557
Diamond Offshore Drilling, Inc.	1,900	127,338
Ensco PLC	6,300	361,431
FMC Technologies, Inc.(a)	6,500	304,460
Halliburton Co.	25,000	819,000
Helmerich & Payne, Inc.	2,900	132,356

240	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Nabors Industries Ltd.(a)	7,800	$115,206
National Oilwell Varco, Inc.	11,600	914,080
Noble Corp.(a)	6,800	259,352
Rowan Cos. PLC(a)	3,300	116,094
Schlumberger Ltd.	36,200	2,620,156

		6,678,670

Oil, Gas & Consumable Fuels – 1.9%
Alpha Natural Resources, Inc.(a)	5,900	35,046
Anadarko Petroleum Corp.	13,600	942,072
Apache Corp.	10,600	908,950
Cabot Oil & Gas Corp.	5,700	236,037
Chesapeake Energy Corp.(b)	17,900	346,365
Chevron Corp.	53,600	6,011,776
ConocoPhillips	34,300	1,947,897
Consol Energy, Inc.	6,100	184,220
Denbury Resources, Inc.(a)	10,600	164,194
Devon Energy Corp.	11,000	636,130
EOG Resources, Inc.	7,300	790,590
EQT Corp.	4,100	221,236
Exxon Mobil Corp.	126,910	11,079,243
Hess Corp.	8,200	414,346
Kinder Morgan, Inc./Delaware	13,635	487,724
Marathon Oil Corp.	19,100	531,362
Marathon Petroleum Corp.	9,200	476,100
Murphy Oil Corp.	5,300	272,049
Newfield Exploration Co.(a)	3,600	117,468
Noble Energy, Inc.	4,800	421,920
Occidental Petroleum Corp.	22,000	1,870,220
Peabody Energy Corp.	7,300	157,899
Phillips 66	16,900	709,800
Pioneer Natural Resources Co.	3,400	331,024
QEP Resources, Inc.	4,800	137,712
Range Resources Corp.	4,400	286,836
Southwestern Energy Co.(a)	9,400	292,622
Spectra Energy Corp.	17,700	500,202
Sunoco, Inc.(b)	2,900	136,851
Tesoro Corp.	3,800	151,012
Valero Energy Corp.	15,000	468,900
Williams Cos., Inc. (The)	16,900	545,363
WPX Energy, Inc.(a)	5,300	82,680

		31,895,846

		38,574,516

Consumer Staples – 2.3%
Beverages – 0.6%
Beam, Inc.	4,300	250,948
Brown-Forman Corp. – Class B	4,050	259,605

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	241

Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Coca-Cola Co. (The)	122,400	$4,577,760
Coca-Cola Enterprises, Inc.	8,100	239,193
Constellation Brands, Inc. – Class A(a)	4,100	135,054
Dr Pepper Snapple Group, Inc.	5,700	255,417
Molson Coors Brewing Co. – Class B	4,200	187,068
Monster Beverage Corp.(a)	4,210	248,095
PepsiCo, Inc.	42,500	3,078,275

		9,231,415

Food & Staples Retailing – 0.5%
Costco Wholesale Corp.	11,800	1,154,866
CVS Caremark Corp.	34,800	1,585,140
Kroger Co. (The)	15,200	338,656
Safeway, Inc.(b)	6,500	101,725
Sysco Corp.	15,800	478,740
Wal-Mart Stores, Inc.	46,800	3,397,680
Walgreen Co.	23,400	836,784
Whole Foods Market, Inc.	4,400	425,700

		8,319,291

Food Products – 0.4%
Archer-Daniels-Midland Co.	17,800	476,150
Campbell Soup Co.(b)	4,800	168,672
ConAgra Foods, Inc.	11,200	281,232
Dean Foods Co.(a)	5,000	82,100
General Mills, Inc.	17,500	688,275
Hershey Co. (The)	4,100	294,462
HJ Heinz Co.	8,700	484,764
Hormel Foods Corp.	3,700	106,264
JM Smucker Co. (The)	3,100	263,407
Kellogg Co.	6,700	339,355
Kraft Foods, Inc. – Class A	48,100	1,997,593
McCormick & Co., Inc./MD	3,600	221,184
Mead Johnson Nutrition Co. – Class A	5,500	403,315
Tyson Foods, Inc. – Class A	7,800	122,148

		5,928,921

Household Products – 0.4%
Clorox Co. (The)	3,500	254,625
Colgate-Palmolive Co.	13,000	1,382,030
Kimberly-Clark Corp.	10,700	894,520
Procter & Gamble Co. (The)	74,400	4,998,936

		7,530,111

Personal Products – 0.0%
Avon Products, Inc.	11,700	180,765
Estee Lauder Cos., Inc. (The) – Class A	6,100	365,695

		546,460

242	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Tobacco – 0.4%
Altria Group, Inc.	55,200	$1,874,592
Lorillard, Inc.	3,600	451,836
Philip Morris International, Inc.	46,300	4,134,590
Reynolds American, Inc.	9,000	414,900

		6,875,918

		38,432,116

Consumer Discretionary – 2.2%
Auto Components – 0.0%
BorgWarner, Inc.(a)	3,100	213,218
Goodyear Tire & Rubber Co. (The)(a)	6,600	80,520
Johnson Controls, Inc.	18,400	500,664

		794,402

Automobiles – 0.1%
Ford Motor Co.	103,500	966,690
Harley-Davidson, Inc.	6,300	264,348

		1,231,038

Distributors – 0.0%
Genuine Parts Co.	4,200	265,272

Diversified Consumer Services – 0.0%
Apollo Group, Inc. – Class A(a)	2,700	72,495
DeVry, Inc.	1,500	28,965
H&R Block, Inc.	7,400	122,544

		224,004

Hotels, Restaurants & Leisure – 0.4%
Carnival Corp.	12,300	426,564
Chipotle Mexican Grill, Inc. – Class A(a)	900	259,776
Darden Restaurants, Inc.	3,500	181,825
International Game Technology	8,000	98,320
Marriott International, Inc./DE – Class A	7,200	271,296
McDonald’s Corp.	27,600	2,469,924
Starbucks Corp.	20,600	1,021,966
Starwood Hotels & Resorts Worldwide, Inc.	5,400	297,702
Wynn Resorts Ltd.	2,200	226,974
Yum! Brands, Inc.	12,500	796,500

		6,050,847

Household Durables – 0.1%
DR Horton, Inc.	7,600	144,324
Harman International Industries, Inc.	1,900	87,457
Leggett & Platt, Inc.	3,800	90,212
Lennar Corp. – Class A(b)	4,400	142,692
Newell Rubbermaid, Inc.	7,800	139,854
PulteGroup Inc(a)	9,100	124,488

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	243

Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Whirlpool Corp.	2,100	$158,466

		887,493

Internet & Catalog Retail – 0.2%
Amazon.com, Inc.(a)	9,800	2,432,654
Expedia, Inc.	2,400	123,264
NetFlix, Inc.(a)(b)	1,500	89,580
priceline.com, Inc.(a)	1,360	822,215
TripAdvisor, Inc.(a)	2,500	83,600

		3,551,313

Leisure Equipment & Products – 0.0%
Hasbro, Inc.(b)	3,100	116,281
Mattel, Inc.	9,200	323,288

		439,569

Media – 0.7%
Cablevision Systems Corp.	5,800	86,710
CBS Corp. – Class B	17,500	635,950
Comcast Corp. – Class A	73,100	2,451,043
DIRECTV(a)	17,800	927,202
Discovery Communications, Inc. –Class A(a)	6,900	378,396
Gannett Co., Inc.	6,300	96,138
Interpublic Group of Cos., Inc. (The)	12,000	127,680
McGraw-Hill Cos., Inc. (The)	7,600	389,120
News Corp. – Class A	57,100	1,335,569
Omnicom Group, Inc.(b)	7,400	380,138
Scripps Networks Interactive, Inc. –Class A	2,500	147,750
Time Warner Cable, Inc. – Class A	8,500	754,970
Time Warner, Inc.	26,000	1,080,300
Viacom, Inc. – Class B	14,300	715,143
Walt Disney Co. (The)	48,500	2,399,295
Washington Post Co. (The) – Class B(b)	200	70,500

		11,975,904

Multiline Retail – 0.2%
Big Lots, Inc.(a)	1,700	51,748
Dollar Tree, Inc.(a)	6,300	303,471
Family Dollar Stores, Inc.	3,200	203,648
JC Penney Co., Inc.(b)	3,900	101,712
Kohl’s Corp.(b)	6,500	339,300
Macy’s, Inc.	11,200	451,472
Nordstrom, Inc.	4,300	248,669
Sears Holdings Corp.(a)(b)	1,000	52,750
Target Corp.	17,900	1,147,211

		2,899,981

244	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Specialty Retail – 0.4%
Abercrombie & Fitch Co. – Class A	2,200	$79,178
AutoNation, Inc.(a)(b)	1,100	44,220
AutoZone, Inc.(a)	760	274,846
Bed Bath & Beyond, Inc.(a)	6,300	423,171
Best Buy Co., Inc.	7,500	133,050
CarMax, Inc.(a)	6,100	186,599
GameStop Corp. – Class A(b)	3,500	66,780
Gap, Inc. (The)	9,000	322,380
Home Depot, Inc. (The)	41,500	2,355,125
Limited Brands, Inc.	6,500	315,900
Lowe’s Cos., Inc.	31,900	908,512
O’Reilly Automotive, Inc.(a)(b)	3,400	288,830
Ross Stores, Inc.	6,100	422,059
Staples, Inc.	18,700	204,204
Tiffany & Co.	3,400	210,630
TJX Cos., Inc.	20,100	920,379
Urban Outfitters, Inc.(a)	3,000	112,620

		7,268,483

Textiles, Apparel & Luxury Goods – 0.1%
Coach, Inc.	7,800	453,414
Fossil, Inc.(a)	1,429	121,394
NIKE, Inc. – Class B	10,000	973,600
Ralph Lauren Corp.	1,800	285,570
VF Corp.	2,400	366,432

		2,200,410

		37,788,716

Equity:Other – 2.1%
Diversified/Specialty – 1.5%
Activia Properties, Inc.(a)	22	130,379
Affine SA	450	6,476
Alexandria Real Estate Equities, Inc.	6,160	455,224
American Assets Trust, Inc.(b)	3,900	106,314
ANF Immobilier	1,100	45,589
Artis Real Estate Investment Trust	10,850	182,714
Azrieli Group	3,650	68,012
Beni Stabili SpA	95,750	42,255
BioMed Realty Trust, Inc.	15,350	284,435
British Land Co. PLC	88,450	757,090
CA Immobilien Anlagen AG(a)	8,769	86,007
Campus Crest Communities, Inc.(b)	3,100	33,480
Canadian Real Estate Investment Trust	6,800	288,349
CapLease, Inc.	6,600	32,340
City Developments Ltd.	68,200	631,022
Cofinimmo	1,570	172,528
Conwert Immobilien Invest SE	8,544	93,363

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	245

Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Country Garden Holdings Co., Ltd.(a)	364,499	$129,048
Cousins Properties, Inc.(b)	10,314	82,409
Crown Castle International Corp.(a)	6,990	443,585
Daejan Holdings PLC	505	24,280
Dexus Property Group	483,780	478,785
DIC Asset AG	3,450	30,645
Digital Realty Trust, Inc.(b)	11,010	820,355
Duke Realty Corp.	26,610	385,845
Dundee Real Estate Investment Trust	8,300	321,980
DuPont Fabros Technology, Inc.(b)	6,290	173,352
Eurobank Properties Real Estate Investment Co.	1,820	9,271
F&C Commercial Property Trust Ltd.	53,083	87,583
Fastighets AB Balder(a)	11,300	56,697
FKP Property Group	3,892	1,211
FKP Property Group(b)	90,790	28,255
Fonciere Des Regions	2,720	190,905
Forest City Enterprises, Inc.(a)	15,010	226,351
Gecina SA	1,810	172,992
GPT Group	181,230	657,798
Granite Real Estate, Inc.	4,700	170,216
H&R Real Estate Investment Trust	18,050	463,267
Hamborner REIT AG	3,400	29,166
Helical Bar PLC	11,766	34,096
Henderson Land Development Co., Ltd.(b)	117,400	724,233
Hysan Development Co., Ltd.	78,800	355,029
ICADE	2,150	163,199
Investors Real Estate Trust(b)	8,610	71,893
Iron Mountain, Inc.	4,600	150,880
Keppel Land Ltd.	74,450	203,000
Kerry Properties Ltd.	71,400	341,414
Kiwi Income Property Trust	97,250	85,586
Klovern AB	12,440	44,944
Kungsleden AB	13,650	72,135
Land Securities Group PLC	77,869	977,012
Lexington Realty Trust(b)	15,380	144,264
London & Stamford Property PLC	54,527	104,090
Mapletree Commercial Trust	139,500	123,244
Mitsubishi Estate Co., Ltd.	104,240	1,839,406
Mitsui Fudosan Co., Ltd.	88,090	1,646,263
Mobimo Holding AG(a)	600	138,572
Morguard Real Estate Investment Trust	4,300	74,506
Mucklow A & J Group PLC	5,968	35,251
New World China Land Ltd.	259,150	83,086
New World Development Co., Ltd.	457,550	571,862
Nieuwe Steen Investments NV	6,324	52,699
Nomura Real Estate Holdings, Inc.	7,580	127,029

246	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Picton Property Income Ltd.	34,384	$21,534
Premier Investment Corp.	20	72,507
Quintain Estates & Development PLC(a)	51,712	45,104
Schroder Real Estate Investment Trust Ltd.	35,563	22,523
Shui On Land Ltd.(b)	291,150	106,612
Sino Land Co., Ltd.	294,360	485,870
Soho China Ltd.	207,450	131,865
Sponda Oyj(b)	28,310	112,012
ST Modwen Properties PLC	15,023	47,165
Standard Life Investment Property Income Trust PLC	13,650	13,292
Sumitomo Realty & Development Co., Ltd.	47,590	1,169,267
Sun Hung Kai Properties Ltd.	196,100	2,552,563
Suntec Real Estate Investment Trust	223,050	258,934
Swire Properties Ltd.	64,300	184,357
TAG Immobilien AG(b)	9,670	92,183
Tokyu Land Corp.	39,820	196,624
Tokyu REIT, Inc.	13	63,795
Top REIT, Inc.	16	74,780
Unite Group PLC	15,873	61,714
United Urban Investment Corp.	210	235,254
UOL Group Ltd.	57,700	244,463
Vornado Realty Trust	23,520	1,909,118
Wallenstam AB	11,600	126,462
Washington Real Estate Investment Trust	6,590	177,007
Wereldhave Belgium NV	250	23,662
Wereldhave NV	2,170	111,501
Weyerhaeuser Co.	14,500	361,195
Wharf Holdings Ltd.	151,350	939,144
Wihlborgs Fastigheter AB	7,670	111,604
Winthrop Realty Trust(b)	2,450	27,832

		26,543,209

Health Care – 0.5%
Chartwell Seniors Housing Real Estate Investment Trust	17,000	178,493
Extendicare Inc/US(b)	8,400	68,086
HCP, Inc.	53,360	2,447,090
Health Care REIT, Inc.	27,070	1,581,971
Healthcare Realty Trust, Inc.	7,750	188,015
LTC Properties, Inc.(b)	3,000	101,220
Medical Properties Trust, Inc.	13,430	138,463
National Health Investors, Inc.	2,800	146,272
Omega Healthcare Investors, Inc.	10,540	253,171
Primary Health Properties PLC	7,459	40,488
Sabra Health Care REIT, Inc.	3,650	69,970

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	247

Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Senior Housing Properties Trust	16,230	$359,008
Universal Health Realty Income Trust(b)	1,260	54,394
Ventas, Inc.	37,240	2,438,848

		8,065,489

Triple Net – 0.1%
Agree Realty Corp.(b)	1,100	27,302
Entertainment Properties Trust	4,660	212,449
Getty Realty Corp.(b)	2,500	44,775
National Retail Properties, Inc.	10,700	332,342
Realty Income Corp.(b)	13,320	561,172

		1,178,040

		35,786,738

Retail – 1.5%
Regional Mall – 0.7%
Alexander’s, Inc.	240	107,914
CapitaMall Trust	249,550	396,762
CBL & Associates Properties, Inc.	14,790	316,062
CFS Retail Property Trust Group	211,480	419,244
General Growth Properties, Inc.	46,900	965,202
Glimcher Realty Trust	13,930	145,986
Macerich Co. (The)	13,170	784,537
Pennsylvania Real Estate Investment Trust	5,560	87,403
Rouse Properties, Inc.(b)	2,400	33,360
Simon Property Group, Inc.	38,620	6,128,994
Taubman Centers, Inc.	5,900	472,118
Westfield Group	230,730	2,371,677

		12,229,259

Shopping Center/Other Retail – 0.8%
Acadia Realty Trust	4,360	108,564
Aeon Mall Co., Ltd.	9,020	211,337
American Realty Capital Trust, Inc.	15,800	186,440
BWP Trust	52,510	107,676
Calloway Real Estate Investment Trust	10,700	318,042
Capital & Counties Properties PLC	68,365	233,202
Capital Shopping Centres Group PLC	64,423	344,995
Cedar Realty Trust, Inc.(b)	6,900	37,881
Centro Retail Australia	134,050	296,708
Charter Hall Retail REIT	30,226	108,885
Citycon OYJ	20,830	63,027
Corio NV	9,243	393,658
Crombie Real Estate Investment Trust	4,550	69,237
DDR Corp.	28,220	429,508
Deutsche Euroshop AG	5,165	188,461
Development Securities PLC	12,213	31,283
Equity One, Inc.	5,730	121,476

248	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Eurocommercial Properties NV	4,040	$142,473
Federal Realty Investment Trust	6,380	688,466
First Capital Realty, Inc.(b)	7,180	140,213
Hammerson PLC	70,728	513,049
Immobiliare Grande Distribuzione	13,150	12,863
Inland Real Estate Corp.(b)	8,850	72,570
Japan Retail Fund Investment Corp.(b)	192	328,741
Kimco Realty Corp.	51,530	1,047,090
Kite Realty Group Trust	6,350	32,639
Klepierre	9,450	304,228
Link REIT (The)	224,900	1,003,204
Mercialys SA	4,590	94,170
Primaris Retail Real Estate Investment Trust	8,750	211,704
Ramco-Gershenson Properties Trust	4,630	60,005
Regency Centers Corp.	8,970	439,530
Retail Opportunity Investments Corp.(b)	5,000	62,850
RioCan Real Estate Investment Trust (Toronto)	28,500	798,549
Saul Centers, Inc.	1,440	62,078
Shaftesbury PLC	24,983	206,162
Tanger Factory Outlet Centers	9,240	310,002
Unibail-Rodamco SE	9,160	1,863,030
Urstadt Biddle Properties, Inc.(b)	2,050	39,975
Vastned Retail NV	1,860	75,793
Weingarten Realty Investors	12,070	337,115
Westfield Retail Trust	305,330	913,933

		13,010,812

		25,240,071

Residential – 0.9%
Multi-Family – 0.7%
Advance Residence Investment Corp.	50	100,836
Agile Property Holdings Ltd.(b)	138,850	160,053
Apartment Investment & Management Co. – Class A	17,090	452,543
Associated Estates Realty Corp.(b)	4,200	63,882
AvalonBay Communities, Inc.	12,100	1,712,392
Boardwalk Real Estate Investment Trust	4,800	313,297
BRE Properties, Inc.	7,670	382,886
Camden Property Trust	8,050	558,912
Canadian Apartment Properties REIT	9,300	233,974
Colonia Real Estate AG(a)	2,180	9,773
Colonial Properties Trust	8,700	190,704
Deutsche Wohnen AG	14,600	246,621
Equity Lifestyle Properties, Inc.	4,140	284,666
Equity Residential	38,250	2,310,300
Essex Property Trust, Inc.	3,530	536,489

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	249

Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

GAGFAH SA(a)	8,850	$95,590
Grainger PLC	41,465	64,566
GSW Immobilien AG	5,050	179,758
Home Properties, Inc.	4,850	309,673
Killam Properties, Inc.(b)	4,900	64,472
Mid-America Apartment Communities, Inc.	4,080	277,440
Mirvac Group	341,500	477,929
Nippon Accommodations Fund, Inc.(b)	15	100,608
Northern Property Real Estate Investment Trust	3,150	101,746
Patrizia Immobilien AG(a)	2,860	16,061
Post Properties, Inc.	5,300	270,565
Shimao Property Holdings Ltd.(b)	138,600	210,478
Stockland	222,950	734,712
Sun Communities, Inc.(b)	2,640	120,938
UDR, Inc.	26,480	668,620
Wing Tai Holdings Ltd.	58,525	71,844
Yanlord Land Group Ltd.(a)(b)	58,438	54,770

		11,377,098

Self Storage – 0.2%
Big Yellow Group PLC	13,054	62,866
CubeSmart	12,230	157,767
Extra Space Storage, Inc.	10,300	351,333
Public Storage	16,670	2,426,485
Safestore Holdings PLC	18,683	30,259
Sovran Self Storage, Inc.	2,880	163,728

		3,192,438

Student Housing – 0.0%
American Campus Communities, Inc.	7,470	348,251
Education Realty Trust, Inc.	9,430	109,011

		457,262

		15,026,798

Office – 0.8%
Office – 0.8%
Allied Properties Real Estate Investment Trust	5,600	173,837
Allreal Holding AG(a)	780	113,156
Alstria Office REIT-AG	7,870	86,338
Befimmo SCA Sicafi	1,820	105,269
Boston Properties, Inc.	19,100	2,141,683
Brandywine Realty Trust	14,250	173,850
Brookfield Office Properties, Inc.(b)	37,500	629,597
CapitaCommercial Trust	211,350	240,962
Castellum AB	17,210	229,668
Champion REIT	246,450	107,869

250	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Cominar Real Estate Investment Trust	11,055	$271,398
Commonwealth Property Office Fund	238,040	253,694
CommonWealth REIT	8,330	124,700
Corporate Office Properties Trust	7,150	159,874
Derwent London PLC	10,170	309,701
Douglas Emmett, Inc.	10,440	250,456
Fabege AB	16,540	146,538
First Potomac Realty Trust	5,050	64,691
Franklin Street Properties Corp.(b)	8,270	91,962
Government Properties Income Trust(b)	3,520	79,517
Great Portland Estates PLC	31,281	218,315
Highwoods Properties, Inc.	7,380	240,662
Hongkong Land Holdings Ltd.	174,200	1,064,349
Hufvudstaden AB – Class A	15,230	186,780
Intervest Offices & Warehouses	650	15,126
Investa Office Fund	61,383	179,980
IVG Immobilien AG(a)	15,550	35,237
Japan Prime Realty Investment Corp.	73	205,222
Japan Real Estate Investment Corp.	56	547,406
Kenedix Realty Investment Corp. –Class A(b)	29	95,440
Kilroy Realty Corp.	6,820	321,972
Liberty Property Trust	11,730	432,602
Mack-Cali Realty Corp.	8,770	234,159
Mori Trust Sogo Reit, Inc.(b)	13	115,173
Nippon Building Fund, Inc.	63	638,623
Nomura Real Estate Office Fund, Inc.	31	178,876
NorthWest Healthcare Properties Real Estate Investment Trust	3,500	46,264
Norwegian Property ASA	49,850	71,868
NTT Urban Development Corp.	85	64,733
Orix JREIT, Inc.(b)	22	100,824
Parkway Properties Inc./MD(b)	2,150	24,962
Piedmont Office Realty Trust, Inc.(b)	17,250	292,732
Prime Office REIT-AG	3,900	16,924
PS Business Parks, Inc.	1,790	122,024
PSP Swiss Property AG(a)	4,630	430,324
SL Green Realty Corp.	8,980	723,788
Societe de la Tour Eiffel	570	31,020
Societe Immobiliere de Location pour l’Industrie et le Commerce	1,290	125,570
Swiss Prime Site AG(a)	5,430	446,775
Technopolis Oyj	7,510	32,264
Tokyo Tatemono Co., Ltd.(a)	32,460	108,175
Workspace Group PLC	14,297	58,570

		13,161,499

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	251

Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Utilities – 0.7%
Electric Utilities – 0.4%
American Electric Power Co., Inc.	13,100	$563,169
Duke Energy Corp.	19,058	1,234,577
Edison International	8,800	385,352
Entergy Corp.	4,800	326,784
Exelon Corp.	23,082	841,801
FirstEnergy Corp.	11,300	493,810
NextEra Energy, Inc.	11,300	760,603
Northeast Utilities	8,500	320,195
Pepco Holdings, Inc.	6,100	117,791
Pinnacle West Capital Corp.	3,000	154,110
PPL Corp.	15,700	460,481
Southern Co. (The)	23,600	1,069,788
Xcel Energy, Inc.	13,200	368,148

		7,096,609

Gas Utilities – 0.0%
AGL Resources, Inc.	3,200	126,880
Oneok, Inc.	5,600	249,368

		376,248

Independent Power Producers & Energy Traders – 0.0%
AES Corp. (The)(a)(b)	17,400	198,186
NRG Energy, Inc.	6,100	130,174

		328,360

Multi-Utilities – 0.3%
Ameren Corp.	6,500	212,680
CenterPoint Energy, Inc.	11,500	234,485
CMS Energy Corp.	7,000	161,490
Consolidated Edison, Inc.	8,000	484,960
Dominion Resources, Inc./VA	15,500	813,440
DTE Energy Co.	4,600	268,640
Integrys Energy Group, Inc.	2,100	113,379
NiSource, Inc.	7,700	187,418
PG&E Corp.	11,400	494,874
Public Service Enterprise Group, Inc.	13,700	433,742
SCANA Corp.(b)	3,100	146,816
Sempra Energy	6,500	430,300
TECO Energy, Inc.	5,800	100,688
Wisconsin Energy Corp.	6,200	235,352

		4,318,264

		12,119,481

Materials – 0.7%
Chemicals – 0.5%
Air Products & Chemicals, Inc.	5,800	478,964

252	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Airgas, Inc.	1,900	$157,833
CF Industries Holdings, Inc.	1,800	372,618
Dow Chemical Co. (The)	32,400	949,644
Eastman Chemical Co.	4,100	226,566
Ecolab, Inc.	7,900	505,837
EI du Pont de Nemours & Co.	25,400	1,263,650
FMC Corp.	3,700	200,984
International Flavors & Fragrances, Inc.	2,200	133,144
Monsanto Co.	14,500	1,263,095
Mosaic Co. (The)	8,100	469,071
PPG Industries, Inc.	4,200	462,084
Praxair, Inc.	8,100	854,550
Sherwin-Williams Co. (The)	2,400	343,392
Sigma-Aldrich Corp.(b)	3,300	234,399

		7,915,831

Construction Materials – 0.0%
Vulcan Materials Co.	3,500	136,220

Containers & Packaging – 0.0%
Ball Corp.	4,200	177,114
Bemis Co., Inc.	2,700	81,702
Owens-Illinois, Inc.(a)	4,400	76,912
Sealed Air Corp.	5,200	74,204

		409,932

Metals & Mining – 0.2%
Alcoa, Inc.	28,900	247,384
Allegheny Technologies, Inc.	2,900	85,956
Cliffs Natural Resources, Inc.	3,800	136,192
Freeport-McMoRan Copper & Gold, Inc.	25,700	928,027
Newmont Mining Corp.	13,400	679,112
Nucor Corp.	8,600	323,790
Titanium Metals Corp.	2,200	26,928
United States Steel Corp.(b)	3,900	75,855

		2,503,244

Paper & Forest Products – 0.0%
International Paper Co.	11,800	407,808
MeadWestvaco Corp.	4,600	132,296

		540,104

		11,505,331

Telecommunication Services – 0.6%
Diversified Telecommunication Services – 0.6%
AT&T, Inc.	159,100	5,829,424
CenturyLink, Inc.	16,800	709,968
Frontier Communications Corp.(b)	27,000	124,740
Verizon Communications, Inc.	77,100	3,310,674

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	253

Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Windstream Corp.(b)	15,900	$156,933

		10,131,739

Wireless Telecommunication Services – 0.0%
MetroPCS Communications, Inc.(a)	7,900	76,867
Sprint Nextel Corp.(a)	81,300	394,305

		471,172

		10,602,911

Lodging – 0.2%
Lodging – 0.2%
Ashford Hospitality Trust, Inc.(b)	6,760	55,973
CDL Hospitality Trusts	71,738	116,931
Chesapeake Lodging Trust(b)	3,200	59,616
DiamondRock Hospitality Co.	16,670	160,365
FelCor Lodging Trust, Inc.(a)(b)	12,440	57,722
Hersha Hospitality Trust(b)	19,790	98,554
Hospitality Properties Trust	12,310	296,302
Host Hotels & Resorts, Inc.	91,260	1,396,278
InnVest Real Estate Investment Trust	9,300	47,738
LaSalle Hotel Properties	8,550	232,988
Pebblebrook Hotel Trust	5,200	122,876
RLJ Lodging Trust(b)	10,600	189,104
Strategic Hotels & Resorts, Inc.(a)	20,400	124,440
Sunstone Hotel Investors, Inc.(a)(b)	11,780	122,865
Wyndham Worldwide Corp.	4,000	208,560

		3,290,312

Total Common Stocks (cost $411,039,292)		436,584,687

INVESTMENT COMPANIES – 4.5%
Funds and Investment Trusts – 4.5%
IRP Property Investments Ltd.	11,010	11,884
iShares MSCI Emerging Markets Index Fund	629,240	24,716,547
UK Commercial Property Trust Ltd./fund	47,849	51,369
Vanguard MSCI Emerging Markets ETF	1,277,220	51,280,383

Total Investment Companies (cost $81,693,327)		76,060,183

RIGHTS – 0.0%
Equity:Other – 0.0%
Diversified/Specialty – 0.0%
FKP Property Group(a) (cost $0)	73,928	7,638

254	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

WARRANTS – 0.0%
Equity:Other – 0.0%
Diversified/Specialty – 0.0%
Nieuwe Steen Investments NV, expiring 4/01/13(a) (cost $0)	250	$	– 0	–

SHORT-TERM INVESTMENTS – 68.1%
Investment Companies – 68.1%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.15%(c) (cost $1,149,608,460)	1,149,608,460		1,149,608,460

Total Investments Before Security Lending Collateral for Securities Loaned – 98.4% (cost $1,642,341,079)			1,662,260,968

INVESTMENTS OF CASH COLLATERAL FOR SECURITY LOANED – 0.5%
Investment Companies – 0.5%
AllianceBernstein Exchange Reserves – Class I, 0.18%(c) (cost $8,166,861)	8,166,861		8,166,861

Total Investments – 98.9% (cost $1,650,507,940)			1,670,427,829
Other assets less liabilities – 1.1%			17,854,011

Net Assets – 100.0%			$1,688,281,840

FUTURES CONTRACTS (see Note C)

Type	Number of Contracts	Expiration Month	Original Value	Value at August 31, 2012	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
ASX SPI 200 Index Futures	208	September 2012	$21,855,393	$23,144,205	$1,288,812
Euro STOXX 50 Index Futures	2,904	September 2012	81,361,201	88,978,579	7,617,378
FTSE 100 Index Futures	575	September 2012	49,398,636	52,028,122	2,629,486
Hang Seng Index Futures	74	September 2012	9,375,001	9,240,042	(134,959)
S&P 500 E Mini Index Futures	612	September 2012	42,238,963	42,996,060	757,097
S&P Mid Cap 400 E Mini Index Futures	551	September 2012	50,535,814	53,491,080	2,955,266

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	255

Volatility Management Portfolio—Portfolio of Investments

Type	Number of Contracts	Expiration Month	Original Value	Value at August 31, 2012	Unrealized Appreciation/ (Depreciation)
S&P TSE 60 Index Futures	193	September 2012	$25,735,081	$26,733,168	$998,087
Topix Index Futures	484	September 2012	43,115,505	44,910,403	1,794,898

					$17,906,065

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note C)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Bank of America NA	USD	11,051	CHF	10,451	9/14/12	$(101,730)
Barclays Bank PLC Wholesale	JPY	144,223	USD	1,848	9/14/12	5,728
Citibank NA	USD	2,737	JPY	216,579	12/14/12	31,716
Credit Suisse London Branch (GFX)	USD	3,905	GBP	2,485	9/14/12	40,299
Deutsche Bank AG London	EUR	1,893	USD	2,368	9/14/12	(13,319)
Goldman Sachs International	USD	3,540	AUD	3,501	9/14/12	74,211
Goldman Sachs International	USD	41,452	GBP	26,651	9/14/12	864,479
HSBC BankUSA	USD	31,366	EUR	25,379	9/14/12	558,183
HSBC BankUSA	USD	45,732	JPY	3,631,680	9/14/12	656,162
Morgan Stanley and Co., Inc.	EUR	1,496	USD	1,839	9/14/12	(42,477)
Morgan Stanley and Co., Inc.	JPY	130,107	USD	1,662	9/14/12	630
Royal Bank of Canada	USD	24,449	CAD	25,247	9/14/12	1,158,177
Royal Bank of Canada	USD	19,603	EUR	15,699	9/14/12	144,728
State Street Bank & Trust Co.	USD	2,447	EUR	1,947	9/14/12	2,441
State Street Bank & Trust Co.	USD	2,246	GBP	1,434	9/14/12	30,755
UBS AG	CHF	1,544	USD	1,640	9/14/12	22,021
UBS AG	EUR	3,384	USD	4,168	9/14/12	(88,776)
UBS AG	USD	9,671	CHF	9,391	9/14/12	166,485
UBS AG	USD	3,234	EUR	2,596	12/14/12	34,947
Westpac Banking Corp.	USD	14,002	AUD	14,251	9/14/12	709,229

						$4,253,889

TOTAL RETURN SWAP CONTRACTS (see Note C)

Receive/ Pay Total Return on Reference Index	Index	# of Shares or Units	Rate Paid by the Fund	Notional Amount (000)	Maturity Date	Counterparty	Unrealized Appreciation/ (Depreciation)
Receive Total Return on Reference Index
Receive	Russell 2000 Total Return Index	528	0.24%	$1,939	10/15/12	Citibank, NA	$20,309

256	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Volatility Management Portfolio—Portfolio of Investments

Receive/ Pay Total Return on Reference Index	Index	# of Shares or Units	Rate Paid by the Fund	Notional Amount (000)	Maturity Date	Counterparty	Unrealized Appreciation/ (Depreciation)
Receive	FTSE EPRA/NAREIT Developed Real Estate Index	13,816	0.52%	$45,086	7/15/13	Deutsche Bank AG	$160,002
Receive	Russell 2000 Total Return Index	25	0.24%	92	3/15/13	Deutsche Bank AG	958
Receive	FTSE EPRA/NAREIT Developed Real Estate Index	4,079	0.49%	13,311	1/15/13	JPMorgan Chase Bank, NA	47,372
Receive	Russell 2000 Total Return Index	3,533	0.24%	12,971	3/15/13	JPMorgan Chase Bank, NA	135,331
Receive	Russell 2000 Total Return Index	244	0.24%	896	6/17/13	Morgan Stanley Capital Services LLC	9,385
Receive	Russell 2000 Total Return Index	2,103	0.24%	7,721	2/15/13	UBS AG	80,967
Receive	Russell 2000 Total Return Index	4,633	0.24%	17,010	2/15/13	UBS AG	177,580

							$631,904

(a)	Non-income producing security.

(b)	Represents entire or partial securities out on loan. See Note D for securities lending information.

(c)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

(d)	Fair valued.

Currency Abbreviations:

AUD	– Australian Dollar
CAD	– Canadian Dollar
CHF	– Swiss Franc
EUR	– Euro
GBP	– Great British Pound
JPY	– Japanese Yen

Glossary:

FTSE	– Financial Times Stock Exchange
REIT	– Real Estate Investment Trust

See notes to financial statements.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	257

Volatility Management Portfolio—Portfolio of Investments

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and The AllianceBernstein Portfolios (the “Trust”) in respect of AllianceBernstein Balanced Wealth Strategy, AllianceBernstein Wealth Appreciation Strategy and AllianceBernstein Conservative Wealth Strategy (each a “Strategy” and collectively the “Strategies”),2 prepared by Philip L. Kirstein, the Senior Officer of the Trust for the Trustees of the Trust, as required by the August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Strategies which was provided to the Trustees in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement.

The Strategies seek to achieve their investment objectives by investing in a combination of the AllianceBernstein Pooling Portfolios (the “Pooling Portfolios”),3 which represent a variety of asset classes and investment styles. As a result, certain expenses will be minimal, such as custodian charges, or non-existent, such as brokerage commissions, except as incurred indirectly through the Pooling Portfolios.4

1	The information in the fee evaluation was completed on July 19, 2012 and discussed with the Board of Trustees on July 31-August 2, 2012.

2	Future references to the Strategies do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratios refer to Class A shares of the Strategies.

3	The AllianceBernstein Pooling Portfolios include U.S. Value Portfolio, U.S. Large Cap Growth Portfolio, Multi-Asset Real Return Portfolio (formerly Global Real Estate Investment Portfolio), International Value Portfolio, International Growth Portfolio, Small-Mid Cap Value Portfolio, Small-Mid Cap Growth Portfolio, Short Duration Bond Portfolio, Global Core Bond Portfolio (formerly Intermediate Duration Bond Portfolio), Bond Inflation Protection Portfolio (formerly Inflation Protected Securities Portfolio), High Yield Portfolio and Volatility Management Portfolio.

4	Effective December 31, 2011, Global Core Bond Pooling Portfolio changed its investments guidelines from investing principally in the U.S. dollar denominated securities to becoming a “global bond” portfolio with currency hedging capabilities. Also, the investment allocations of the Wealth Strategies were changed to allow for the Strategies to invest in Volatility Management Pooling Portfolio. The Strategies’ U.S./International allocations also changed from 70/30 to 60/40. An additional asset class, Inflation-Protected, was added to the investment allocations of Tax-Managed Balanced Wealth Strategy and Balanced Wealth Strategy.

258	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Strategies grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Strategies.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). The first factor is an additional factor required to be considered by the Assurance of Discontinuance between the NYAG and the Adviser. On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what §36(b) requires: to face liability under §36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining.” Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In the Jones decision, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s-length bargaining as the benchmark for reviewing challenged fees.”

ADVISORY FEES, NET ASSETS, & EXPENSE RATIOS

The Adviser proposed that each Strategy pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.5

5	Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser’s settlement with the NYAG.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	259

Category	Advisory Fees Based on a percentage of Average Daily Net Assets	Net Assets 06/30/12 ($MIL)	Strategy
Balanced	55 bp on 1st $2.5 billion 45 bp on next $2.5 billion 40 bp on the balance	$1,520.0	Balanced Wealth Strategy

Blend	65 bp on 1st $2.5 billion 55 bp on next $2.5 billion 50 bp on the balance	$1,438.9	Wealth Appreciation Strategy

Balanced	55 bp on 1st $2.5 billion 45 bp on next $2.5 billion 40 bp on the balance	$499.9	Conservative Wealth Strategy

With respect to Wealth Appreciation Strategy, the Strategy’s Investment Advisory Agreement provides for the Adviser to be reimbursed for certain clerical, legal, accounting, administrative and other services provided to the Strategy. To date, the Trustees have not authorized reimbursement payments under the provisions. The Investment Advisory Agreements for Balanced Wealth Strategy and Conservative Wealth Strategy do not provide for reimbursement to the Adviser for the above described expenses.

Set forth below are the total expense ratios6 of the Strategies for the most recent semi-annual period:7

Strategy	Total Expense Ratio (2/29/12)			Fiscal Year End
Balanced Wealth Strategy	Advisor Class A Class B Class C Class R Class K Class I	0.74 1.04 1.76 1.75 1.39 1.05 0.74	% % % % % % %	August 31

Wealth Appreciation Strategy	Advisor Class A Class B Class C Class R Class K Class I	0.85 1.15 1.87 1.85 1.49 1.16 0.84	% % % % % % %	August 31

6	The expense ratios include expenses of the underlying Pooling Portfolios in which the Funds invest. With respect to Balanced Wealth Strategy, Wealth Appreciation Strategy and Conservative Wealth Strategy, for the six-month period ended February 29, 2012, the estimated annualized blended expense ratios related to the Pooling Portfolios were 0.04%, 0.04% and 0.03%, respectively.

7	Semi-annual total expense ratios are unaudited.

260	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Strategy	Total Expense Ratio (2/29/12)			Fiscal Year End
Conservative Wealth Strategy	Advisor Class A Class B Class C Class R Class K Class I	0.75 1.06 1.78 1.76 1.42 1.06 0.76	% % % % % % %	August 31

I.	ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Strategies that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Strategies’ third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Strategies are more costly than those for institutional assets due to the greater complexities and time required for investment companies. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Strategies’ investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	261

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts with a similar investment style as the Strategies.8 However, the Adviser represented that there are no categories in the Form ADV for institutional products that have a substantially similar investment styles as the Strategies.

The AllianceBernstein Variable Products Series Fund, Inc. (“AVPS”), which is managed by the Adviser and is available through variable annuity and variable life contracts offered by other financial institutions, offers policyholders the option to utilize certain AVPS portfolios as the investment option underlying their insurance contracts. Set forth below is the fee schedule of AVPS – Balanced Wealth Strategy Portfolio, which has a similar investment style as Balanced Wealth Strategy.9

Fund	AVPS Portfolio	Fee Schedule
Balanced Wealth Strategy	Balanced Wealth Strategy Portfolio	0.55% on first $2.5 billion 0.45% on next $2.5 billion 0.40% Excess of $5 billion

The Adviser also manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg and Japan, and sold to non-United States resident investors. The Adviser charges the fees set forth below for the Luxembourg fund that has a somewhat similar investment style as the Conservative Wealth Strategy:

Fund	Luxembourg Fund	Fee[10]
Conservative Wealth Strategy	Global Conservative Portfolio Class A Class I (Institutional)	1.15% 0.60%

8

The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

9	The AVPS portfolio was also affected by the settlement between the Adviser and the NYAG. As a result, Balanced Wealth Strategy has the same breakpoints in its advisory fee schedule as the AVPS portfolio.

10	Class A shares of the Luxembourg funds are charged an “all-in” fee, which includes investment advisory and distribution-related services, unlike Class I shares, whose fee is only for investment advisory services.

262	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

The AllianceBernstein Investment Trust Management mutual funds (“ITM”), which are offered to investors in Japan, have an “all-in” fee to compensate the Adviser for investment advisory as well as fund accounting and administrative services, but not for distribution-related services. The fee schedules of the ITM mutual funds that have a somewhat similar investment style as the Strategies are as follows:

Strategy	ITM Mutual Fund	Fee
Balanced Wealth Strategy	Alliance Global Balance Neutral[11]	0.70%

Wealth Appreciation Strategy	Alliance Global Balance Aggressive[11]	0.75%

Conservative Wealth Strategy	Alliance Global Balance Conservative[11]	0.65%

The Adviser represented that it does not sub-advise any registered investment companies with a substantially similar investment style as any of the Strategies.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Strategies with fees charged to other investment companies for similar services offered by other investment advisers.12 Lipper’s analysis included the comparison of each Strategy’s contractual management fee, estimated at the approximate current asset level of the Strategy, to the median of the Strategy’s Lipper Expense Group (“EG”)13 and the Strategy’s contractual management fee ranking.14

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment

11	This ITM fund is privately placed or institutional.

12	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of the negotiations conducted at arm’s-length.” Jones v. Harris at 1429.

13	Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes. There are limitations to Lipper expense category data because different funds categorize expenses differently.

14	The contractual management fee is calculated by Lipper using each Strategy’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of each Strategy, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Strategy had the lowest effective fee rate in the Lipper peer group.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	263

classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

The original EG for Wealth Appreciation Strategy had an insufficient number of peers. Consequently, Lipper expanded the Strategy’s EG to include peers that have a similar but not the same Lipper investment classification/objective as the Strategy.

Strategy	Contractual Management Fee (%)	Lipper Group Median (%)	Rank
Balanced Wealth Strategy	0.550	0.600	3/7
Wealth Appreciation Strategy[15]	0.650	0.783	2/10
Conservative Wealth Strategy	0.550	0.608	5/12

However, because Lipper had expanded the EG of Wealth Appreciation Strategy, under Lipper’s standard guidelines, the Lipper Expense Universe (“EU”) was also expanded to include the universe of those peers that had a similar but not the same Lipper investment classification/objective.16 A “normal” EU will include funds that have the same investment classification/objective as the subject Strategy.

Set forth below is a comparison of the Strategies’ total expense ratios (inclusive of their underlying expenses) and the medians of the Strategies’ EG and EU. The Strategies’ total expense ratio rankings are also shown.

Strategy	Expense Ratio (%)[17]	Lipper Group Median (%)	Lipper Group Rank	Lipper Universe Median (%)	Lipper Universe Rank
Balanced Wealth Strategy	1.023	1.150	2/7	1.160	9/35
Wealth Appreciation Strategy[18]	1.117	1.329	2/10	1.390	2/15
Conservative Wealth Strategy	1.041	1.088	4/12	1.106	10/27

15	The Strategy’s EG includes the Strategy, six other Global Multi-Cap Core (“GMLC”), two Global Large-Cap Value (“GLCV”) and one Global Large-Cap Growth (“GLCG”) funds.

16	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG peer when selecting an EU peer. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

17	Most recently completed fiscal year end Class A total expense ratio.

18	The Strategy’s EU includes the Strategy, the EG, and all other retail front-end GMLC, GLCV and GLCG, excluding outliers.

264	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Based on this analysis, except for Wealth Appreciation Strategy, which has equally favorable rankings, the Strategies have a more favorable ranking on a total expense ratio basis than on a contractual management fee basis. The Strategies contractual management fees and expense ratios are lower than their respective EG medians.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Strategies. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Strategies’ profitability information, prepared by the Adviser for the Board of Trustees, was reviewed by the Senior Officer and the consultant. Expect for Wealth Appreciation Strategy, the Adviser’s profitability from providing investment advisory services to the Strategies increased during calendar year 2011, relative to 2010.

In addition to the Adviser’s direct profits from managing the Strategies, certain of the Adviser’s affiliates have business relationships with the Strategies and may earn a profit from providing other services to the Strategies. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Strategies and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive and the relationship otherwise complies with the 40 Act restrictions. These affiliates provide transfer agent, distribution and brokerage related services to the Strategies and/or the Pooling Portfolios and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges (“CDSC”) and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Fund’s principal underwriter. ABI and the Adviser have disclosed in the Strategies’ prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Fund. In 2011, ABI paid approximately 0.04% of

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	265

the average monthly assets of the AllianceBernstein Mutual Funds or approximately $17 million for distribution services and educational support (revenue sharing payments).

After payments to third party intermediaries, ABI retained the following amounts for Class A front-end load sales charges from sales of the Strategies’ Class A shares during the Strategies’ most recently completed fiscal year:

Strategy	Amount Received
Balanced Wealth Strategy	$148,172
Wealth Appreciation Strategy	$50,103
Conservative Wealth Strategy	$49,350

ABI received the amounts set forth below in Rule 12b-1 fees and CDSC for the Strategies during the Strategies’ most recently completed fiscal year:

Strategy	12b-1 Fees Received	CDSC Received
Balanced Wealth Strategy	$11,406,980	$310,573
Wealth Appreciation Strategy	$5,604,104	$146,415
Conservative Wealth Strategy	$3,887,093	$115,695

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Strategies are based on the level of the network account and the class of shares held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. ABIS received the following net fees from the Strategies in the most recently completed fiscal year:

Strategy	ABIS Fee
Balanced Wealth Strategy	$830,466
Wealth Appreciation Strategy	$815,139
Conservative Wealth Strategy	$207,526

There are no portfolio transactions for the Strategies since the Strategies pursue their investment objectives through investing in combinations of the Pooling Portfolios. However, the Pooling Portfolios do engage in portfolio transactions. Multi-Asset Real Return Portfolio, International Value Portfolio, International Growth Portfolio and Small-Mid Cap Growth Portfolio effected brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and paid commissions for such transactions during the Portfolio’s most recently completed fiscal year. The Adviser represented that SCB’s profitability from business conducted with the Pooling Portfolios is comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from

266	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

trading for its clients. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for its clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through pricing to scale, breakpoints, fee reductions/waivers and enhancement to services.

An independent consultant, retained by the Senior Officer, provided the Board of Trustees information on the Adviser’s firm-wide average costs from 2005 through 2011 and the potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased due to declines in market value and client withdrawals. When AUM rapidly decreased, some operating expenses categories, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM has experienced less significant changes. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the Adviser since late 2008 are inconsistent with the view that there are currently reductions in average costs due to economies of scale that can be shared with the AllianceBernstein Mutual Funds managed by the Adviser through lower fees.

Previously in February 2008, the independent consultant provided the Board of Trustees an update of the Deli19 study on advisory fees and various fund characteristics.20 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board

19	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry over the last four years.

20	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones V. Harris at 1429.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	267

of Trustees.21 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE FUND

With assets under management of approximately $407 billion as of June 30, 2012, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Strategies.

The information prepared by Lipper shows the 1, 3 and 5 year performance rankings22 of the Strategies relative to their Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)23 for the periods ended May 31, 2012.24

21	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

22	The performance returns and rankings of the Strategies are for the Strategies’ Class A shares. The performance returns of the Strategies were provided by Lipper.

23	A Strategy’s PG/PU may not necessarily be identical to its respective EG/EU. Strategies with negative management fees are excluded from EGs/EUs but not necessarily from PGs/PUs. In addition, PGs/PUs only include strategies of the same Lipper investment classification/objective as the Strategies, in contrast to certain of the Strategies’ EGs/EUs, which may include strategies of similar but not the same investment classification/objective.

24	Lipper investment classification/objective dictates the PG and PU throughout the life of each Strategy even if a Strategy had a different investment classification/objective at a different point in time.

268	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Strategy	Fund Return	PG Median (%)	PU Median (%)	PG Rank	PU Rank
Balanced Wealth Strategy
1 year	-6.82	-1.98	-2.46	6/7	86/92
3 year	9.77	9.77	10.17	4/7	54/82
5 year	-0.92	0.64	1.03	6/7	73/79

Wealth Appreciation Strategy
1 year	-13.37	-17.51	-12.33	3/7	16/27
3 year	8.72	8.44	9.37	2/6	15/21
5 year	-5.61	-1.68	-2.98	5/6	15/17

Conservative Wealth Strategy
1 year	-2.13	0.58	0.59	11/12	82/89
3 year	7.53	10.27	9.43	12/12	70/82
5 year	1.31	2.86	3.03	10/10	62/70

Set forth below are the 1, 3, 5 year and since inception performance returns of the Strategies (in bold)25 versus their benchmarks.26

	Periods Ending May 31, 2012 Annualized Net Performance (%)
	1 Year (%)	3 Year (%)	5 Year (%)	Since Inception (%)
Balanced Wealth Strategy	-6.82	9.77	-0.92	4.62
65% S&P 500 / 35% Barclays Capital U.S. Aggregate Index	2.55	12.49	2.12	5.63
S&P 500 Index	-0.41	14.92	-0.92	4.97
Barclays Capital U.S. Aggregate Index	7.12	7.12	6.72	5.65
Inception Date: September 2, 2003

Wealth Appreciation Strategy	-13.37	8.72	-5.61	3.27
60% S&P 500 / 40% MSCI AC World Ex US Index	-8.86	10.75	-2.67	5.97
S&P 500 Index	-0.41	14.92	-0.92	4.97
MSCI AC World Ex US Index[27]	-20.49	4.56	-5.55	6.78
Inception Date: September 2, 2003

Conservative Wealth Strategy	-2.13	7.54	1.31	4.22
65% Barclays Capital U.S. Aggregate / 35% S&P 500 Index	4.81	10.14	4.42	5.63
Barclays Capital U.S. Aggregate Index[28]	7.12	7.12	6.72	5.65
S&P 500 Index	-0.41	14.92	-0.92	4.97
Inception Date: September 2, 2003

25	The performance returns and risk measures shown in the table are for the Class A shares of the Strategies.

26	The Adviser provided Strategy and benchmark performance return information for periods through May 31, 2012.

27	Effective January 1, 2012 the secondary benchmark changed from MSCI EAFE to MSCI AC World Ex US Index.

28	Effective January 1, 2012 the primary benchmark changed from S&P500 to Barclays Capital U.S. Aggregate Index.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	269

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for each Strategy is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Strategy is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: August 28, 2012

270	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

Wealth Strategies

Balanced Wealth Strategy

Conservative Wealth Strategy

Wealth Appreciation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Conservative Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Asset Allocation/Multi-Asset Funds

Dynamic All Market Fund

Emerging Markets Multi-Asset Portfolio

International Portfolio

Tax-Managed International Portfolio

Growth Funds

Domestic

Discovery Growth Fund**

Growth Fund

Large Cap Growth Fund

Select US Equity Portfolio

Small Cap Growth Portfolio

U.S. Strategic Research Portfolio

Global & International

Global Thematic Growth Fund

International Discovery Equity Portfolio

International Focus 40 Portfolio

International Growth Fund

Value Funds

Domestic

Core Opportunities Fund

Equity Income Fund

Growth & Income Fund

Discovery Value Fund**

Value Fund

Global & International

Global Real Estate Investment Fund

Global Value Fund

International Value Fund

Taxable Bond Funds

Bond Inflation Strategy

Global Bond Fund

High Income Fund

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

Municipal Bond Funds

Arizona Portfolio California Portfolio High Income Portfolio Massachusetts Portfolio Michigan Portfolio Minnesota Portfolio Municipal Bond Inflation Strategy	National Portfolio New Jersey Portfolio New York Portfolio Ohio Portfolio Pennsylvania Portfolio Virginia Portfolio

Intermediate Municipal Bond Funds

Intermediate California Portfolio

Intermediate Diversified Portfolio

Intermediate New York Portfolio

Closed-End Funds

Alliance California Municipal Income Fund

Alliance New York Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

Alternatives

Global Risk Allocation Fund**

Market Neutral Strategy-Global

Market Neutral Strategy-U.S.

Real Asset Strategy

Unconstrained Bond Fund

Retirement Strategies

2000 Retirement Strategy	2020 Retirement Strategy	2040 Retirement Strategy
2005 Retirement Strategy	2025 Retirement Strategy	2045 Retirement Strategy
2010 Retirement Strategy	2030 Retirement Strategy	2050 Retirement Strategy
2015 Retirement Strategy	2035 Retirement Strategy	2055 Retirement Strategy

We also offer Exchange Reserves,* which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

*	An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

**	Prior to October 8, 2012, Global Risk Allocation Fund was named Balanced Shares. Prior to November 1, 2012, Discovery Growth Fund was named Small/Mid Cap Growth Fund and Discovery Value Fund was named Small/Mid Cap Value Fund.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	271

AllianceBernstein Family of Funds

NOTES

272	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

NOTES

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	273

NOTES

274	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

NOTES

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	275

NOTES

276	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

ALLIANCEBERNSTEIN WEALTH STRATEGIES

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

WS-0151-0812

ITEM 2.	CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 12(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors has determined that independent directors and William H. Foulk, Jr. and Garry L. Moody qualify as audit committee financial experts.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed by the independent registered public accounting firm Ernst & Young LLP, for the Fund’s last two fiscal years for professional services rendered for: (i) the audit of the Fund’s annual financial statements included in the Fund’s annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues, quarterly press release review (for those Funds that issue quarterly press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.

		Audit Fees	Audit-Related Fees	Tax Fees
AB Balanced Wealth Strategy	2011	$19,120	$206	$12,307
	2012	$19,120	$167	$12,307

AB Wealth Appreciation Strategy	2011	$19,120	$206	$12,307
	2012	$19,120	$167	$12,307

AB Conservative Wealth Strategy	2011	$19,120	$206	$12,307
	2012	$19,120	$167	$12,307

AB TM Balanced Wealth Strategy	2011	$36,500	$206	$21,190
	2012	$36,500	$167	$19,263

AB TM Wealth Appreciation Strategy	2011	$30,500	$206	$17,966
	2012	$30,500	$167	$16,039

AB TM Conservative Wealth Strategy	2011	$36,500	$206	$21,189
	2012	$36,500	$167	$19,262

(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund’s Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund’s independent registered public accounting firm. The Fund’s Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a) - (c) are for services pre-approved by the Fund’s Audit Committee.

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund’s Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund:

		All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates	Pre-approved by the Audit Committee (Portion Comprised of Audit Related Fees) (Portion Comprised of Tax Fees)
AB Balanced Wealth Strategy	2011	$732,420	$12,513
			$(206)
			$(12,307)
	2012	$716,555	$12,474
			$(167)
			$(12,307)
AB Wealth Appreciation Strategy	2011	$732,420	$12,513
			$(206)
			$(12,307)
	2012	$716,555	$12,474
			$(167)
			$(12,307)
AB Conservative Wealth Strategy	2011	$732,420	$12,513
			$(206)
			$(12,307)
	2012	$716,555	$12,474
			$(167)
			$(12,307)
AB TM Balanced Wealth Strategy	2011	$741,303	$21,396
			$(206)
			$(21,190)
	2012	$723,511	$19,430
			$(167)
			$(19,263)
AB TM Wealth Appreciation Strategy	2011	$738,079	$18,172
			$(206)
			$(17,966)
	2012	$720,287	$16,206
			$(167)
			$(16,039)
AB TM Conservative Wealth Strategy	2011	$741,302	$21,395
			$(206)
			$(21,189)
	2012	$723,510	$19,429
			$(167)
			$19,262

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund’s independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor’s independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 12. EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (a) (1)	Code of Ethics that is subject to the disclosure of Item 2 hereof

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): The AllianceBernstein Portfolios

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	October 23, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	October 23, 2012

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date:	October 23, 2012